                                          REGISTRATION NOS. 333-122897/811-04001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-4




           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]



                        POST-EFFECTIVE AMENDMENT NO. 9


                                    AND/OR
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]


                              AMENDMENT NO. 178




                                 --------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)
                       METROPOLITAN LIFE INSURANCE COMPANY
                            (EXACT NAME OF DEPOSITOR)

                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 578-3067
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 --------------


                             Nicholas D. Latrenta, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                       METROPOLITAN LIFE INSURANCE COMPANY
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                 --------------

                                   Copies to:
                              DIANE E. AMBLER, ESQ.
                                  K&L GATES LLP
                               1601 K STREET, N.W.
                             WASHINGTON, D.C. 20006

                                 --------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485



     [X] on April 30, 2012 pursuant to paragraph (b) of Rule 485



     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485



     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2011 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 22, 2012.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 APRIL 30, 2012

METLIFE PERSONAL INCOMEPLUS(R) ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified MetLife Personal IncomePlus variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

Income annuities are purchased to produce income. There is no accumulation of cash value in an income annuity. Although certain purchasers may make withdrawals of all or part of the value of future income payments, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal. The investment choices available to allocate Your purchase payment for the Income Annuity are listed in this Prospectus. Your choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.



                                  AMERICAN FUNDS(R)
                                  --------------
AMERICAN FUNDS BOND                          AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH-INCOME
                                  MET INVESTORS FUND
                                  ------------------
AMERICAN FUNDS(R) BALANCED ALLOCATION        MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS(R) GROWTH ALLOCATION          MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION        MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE                     METLIFE AGGRESSIVE STRATEGY
CLARION GLOBAL REAL ESTATE                   MFS(R) RESEARCH INTERNATIONAL
HARRIS OAKMARK INTERNATIONAL                 MORGAN STANLEY MID CAP GROWTH
INVESCO SMALL CAP GROWTH                     PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                  PIMCO TOTAL RETURN
LAZARD MID CAP                               RCM TECHNOLOGY
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH     SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                   SSGA GROWTH ETF
LORD ABBETT MID CAP VALUE                    T. ROWE PRICE MID CAP GROWTH
MET/FRANKLIN INCOME
                                  METROPOLITAN FUND
                                  -----------------
BAILLIE GIFFORD INTERNATIONAL STOCK          METLIFE MID CAP STOCK INDEX
BARCLAYS CAPITAL AGGREGATE BOND INDEX        METLIFE MODERATE ALLOCATION
BLACKROCK AGGRESSIVE GROWTH                  METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK BOND INCOME                        METLIFE STOCK INDEX
BLACKROCK DIVERSIFIED                        MFS(R) TOTAL RETURN
BLACKROCK LARGE CAP VALUE                    MFS(R) VALUE
BLACKROCK LEGACY LARGE CAP GROWTH            MSCI EAFE(R) INDEX
DAVIS VENTURE VALUE                          NEUBERGER BERMAN GENESIS
FI VALUE LEADERS                             OPPENHEIMER GLOBAL EQUITY
JENNISON GROWTH                              RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP CORE                 T. ROWE PRICE LARGE CAP GROWTH
LOOMIS SAYLES SMALL CAP GROWTH               T. ROWE PRICE SMALL CAP GROWTH
MET/ARTISAN MID CAP VALUE                    WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE ALLOCATION              OPPORTUNITIES
METLIFE CONSERVATIVE TO MODERATE ALLOCATION  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT


Certain Portfolios have been subject to a change. Please see "Appendix D -- Additional Information Regarding the Portfolios".


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2012. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 44 of this Prospectus.


To request a free copy of the SAI or to ask questions about the Income Annuity, write or call:
Metropolitan Life Insurance Company
MetLife Retirement Products
P.O. Box 14660
Lexington, KY 40512-4660
Attn: Personal IncomePlus Unit
Toll Free Phone: (866) 438-6477


The Securities and Exchange Commission has a website (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.







 INCOME ANNUITIES AVAILABLE:
   .  Non-Qualified
   .  Qualified

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

   .  a bank deposit or obligation;
   .  federally insured or guaranteed; or
   .  endorsed by any bank or other financial institution.

TABLE OF CONTENTS


       Important Terms You Should Know.............................. 4

       Table of Expenses............................................ 6

       Annuity Unit Values for Each Investment Division............. 10

       MetLife...................................................... 11

       Metropolitan Life Separate Account E......................... 11

       Variable Annuities........................................... 11

       Your Investment Choices...................................... 12

         Certain Payments We Receive with Regard to the Portfolios.. 17

       Income Annuities............................................. 18

         Income Payment Types....................................... 18

         Withdrawal Option.......................................... 20

           Requesting a Withdrawal.................................. 21

         Death Benefit.............................................. 22

         Minimum Purchase Payment................................... 22

         The Value of Your Income Payments.......................... 22

         Reallocation Privilege..................................... 24

         Contract Fee............................................... 28

         Charges.................................................... 28

           Insurance-Related or Separate Account Charge............. 28

           Investment-Related Charge................................ 29

           Withdrawal Processing Fee................................ 29

         Premium and Other Taxes.................................... 29

         Free Look.................................................. 29

       General Information.......................................... 29

         Administration............................................. 29

           Purchase Payments........................................ 29

           Confirming Transactions.................................. 30

           Processing Transactions.................................. 30

             By Telephone........................................... 30

             After Your Death....................................... 31

             Misstatement........................................... 31

             Third Party Requests................................... 31

             Valuation -- Suspension of Payments.................... 31

         Advertising Performance.................................... 32

         Changes to Your Income Annuity............................. 33

         Voting Rights.............................................. 33

         Who Sells the Income Annuities............................. 34

         Financial Statements....................................... 36


         Your Spouse's Rights........................................ 36

         When We Can Cancel Your Income Annuity...................... 36

       Income Taxes.................................................. 37

       Legal Proceedings............................................. 43

       Table of Contents for the Statement of Additional Information. 44

       APPENDIX A -- PREMIUM TAX TABLE............................... 45

       APPENDIX B -- ANNUITY UNIT VALUES TABLE....................... 46

       APPENDIX C -- PORTFOLIO LEGAL AND MARKETING NAMES............. 83

       APPENDIX D -- ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS. 84


The Income Annuities are not intended to be offered anywhere they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, supplements to the prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY PURCHASE RATE


The annuity purchase rate is the dollar amount You would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is a component in determining the number of annuity units credited to You with Your purchase payment. (The other component is the amount of the purchase payment.) The annuity purchase rate is based on the annuity income payment type You purchase (which may include a withdrawal option), Your age, sex (where permitted), number of payments remaining and the Assumed Investment Return for variable income payments or an interest rate determined by MetLife for fixed income payments. Each time You request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal (if Your Income Annuity has this feature), the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the Assumed Investment Return or interest rate and Your age, sex (where permitted) and number of payments remaining as if You were purchasing the same annuity contract on the date of the reallocation or withdrawal.


ANNUITY UNIT VALUE


With an Income Annuity, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ASSUMED INVESTMENT RETURN (AIR)


Under an Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark to which the investment performance of a given investment division is compared in order to determine all subsequent payments to You. You choose the AIR at application. The decision is irrevocable. The AIR may range from 3% to 6%.


CONTRACT


A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of Your Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

GOOD ORDER


A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If You have any questions, You should contact us or Your MetLife Designated Office before submitting the form or request.

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When You allocate a purchase payment or make reallocations of Your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).


METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE


Your MetLife Designated Office is the MetLife office that will generally handle the administration of Your Income Annuity. Your payment statement and/or check stub will indicate the address of Your MetLife Designated Office. The telephone number to call to initiate a request is 1-866-438-6477.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY


An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a Variable Annuity.


YOU


In this Prospectus, depending on the context, "You" is a natural person and may mean either the purchaser of the Income Annuity or the annuitant for whom money is invested under group arrangements.

   TABLE OF EXPENSES -- METLIFE PERSONAL INCOME PLUS INCOME ANNUITIES


  The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from Your Income Annuity. The first table describes charges You will pay at the time You purchase the Income Annuity, make withdrawals from Your Income Annuity or make reallocations between the investment divisions of Your Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions - see "Appendix A") and other taxes which may apply. There are no fees for the Fixed Income Option


--------------------------------------------------------------------------------

      CONTRACT OWNER TRANSACTION EXPENSES
        Sales Load Imposed on Purchase Payments.........None..............
        Withdrawal Processing Fee(1) for each withdrawal $95..............
        Reallocation Fee(2)........................ Charge: None Current..
                              Maximum Charge: $30 Guaranteed..............

  ------------------------------------------------------------------------------

  The second table describes the fees and expenses that You will bear periodically during the time You hold the Income Annuity, but does not include fees and expenses for the Portfolios.



        Separate Account Charge (as a percentage of the value we
        have designated in the investment divisions to generate
        Your income payment)(3)
          General Administrative Expenses Charge...................... 20%
          Mortality and Expense Risk Charge........................... 75%
          Total Separate Account Annual Charge(3).... Maximum Guaranteed
          Charge: .95%...................................................


  ------------------------------------------------------------------------------

  The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold Your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the American Funds(R) Balanced Allocation, American Funds(R) Growth Allocation and American Funds(R) Moderate Allocation, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 1-866-438-6477.



 Total Annual American Funds(R), Met Investors Fund and
 Metropolitan Fund Operating Expenses for the fiscal year      Minimum Maximum
 ending December 31, 2011                                      ------- -------
   (expenses that are deducted from Fund assets, including
   management fees, distribution and/or service (12b-1) fees
   and other expenses)........................................  0.27%   1.14%



/1/ Subject to MetLife's underwriting requirements, we may make available a withdrawal option under Your Income Annuity. If the withdrawal option is available under Your Income Annuity, You can choose to add a withdrawal option that permits You to withdraw amounts from Your annuity. This option is described in more detail later in this Prospectus. Choosing this option will typically result in lower income payments than if this feature had not been chosen.

/2/ We reserve the right to limit reallocations as described later in this Prospectus. We reserve the right to impose a reallocation fee. The amount of this fee will be no greater than $30 per reallocation.

/3/ Pursuant to the terms of the Contract, our total Separate Account Charge will not exceed .95% of the value we have designated in the investment divisions to generate Your income payments for the Income Annuities. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge. The rate that applies may be less than the maximum rate, as described in more detail later in this Prospectus. If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by Your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The rate that applies is stated in Your Income Annuity.

    We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio.


   TABLE OF EXPENSES (CONTINUED)


                                                                            DISTRIBUTION          ACQUIRED   TOTAL
                                                                               AND/OR               FUND    ANNUAL
                                                                 MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING
  AMERICAN FUNDS(R) -- CLASS 2                                      FEE     (12b-1) FEES EXPENSES EXPENSES EXPENSES
---------------------------------------------------------------------------------------------------------------------
  American Funds Bond Fund......................................    0.36%       0.25%      0.02%      --     0.63%
  American Funds Global Small Capitalization Fund...............    0.70%       0.25%      0.04%      --     0.99%
  American Funds Growth Fund....................................    0.32%       0.25%      0.02%      --     0.59%
  American Funds Growth-Income Fund.............................    0.27%       0.25%      0.01%      --     0.53%



                                                                            DISTRIBUTION          ACQUIRED   TOTAL
                                                                               AND/OR               FUND    ANNUAL
                                                                 MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING
  MET INVESTORS FUND                                                FEE     (12b-1) FEES EXPENSES EXPENSES EXPENSES
---------------------------------------------------------------------------------------------------------------------
  American Funds(R) Balanced Allocation Portfolio -- Class B....    0.06%       0.25%      0.01%    0.37%    0.69%
  American Funds(R) Growth Allocation Portfolio -- Class B......    0.07%       0.25%      0.01%    0.39%    0.72%
  American Funds(R) Moderate Allocation Portfolio -- Class B....    0.06%       0.25%      0.01%    0.36%    0.68%
  BlackRock Large Cap Core Portfolio -- Class A.................    0.59%         --       0.05%      --     0.64%
  Clarion Global Real Estate Portfolio -- Class A...............    0.61%         --       0.06%      --     0.67%
  Harris Oakmark International Portfolio -- Class A.............    0.77%         --       0.08%      --     0.85%
  Invesco Small Cap Growth Portfolio -- Class A.................    0.85%         --       0.03%      --     0.88%
  Janus Forty Portfolio -- Class A..............................    0.63%         --       0.03%      --     0.66%
  Lazard Mid Cap Portfolio -- Class A...........................    0.69%         --       0.06%      --     0.75%
  Legg Mason ClearBridge Aggressive Growth Portfolio -- Class A.    0.62%         --       0.03%      --     0.65%
  Lord Abbett Bond Debenture Portfolio -- Class A...............    0.50%         --       0.04%      --     0.54%
  Lord Abbett Mid Cap Value Portfolio -- Class A................    0.67%         --       0.06%      --     0.73%
  Met/Franklin Income Portfolio -- Class B......................    0.74%       0.25%      0.08%      --     1.07%
  Met/Franklin Mutual Shares Portfolio -- Class B...............    0.80%       0.25%      0.07%      --     1.12%
  Met/Franklin Templeton Founding Strategy Portfolio -- Class B.    0.05%       0.25%      0.01%    0.83%    1.14%
  Met/Templeton Growth Portfolio -- Class B.....................    0.68%       0.25%      0.14%      --     1.07%
  MetLife Aggressive Strategy Portfolio -- Class A..............    0.09%         --       0.01%    0.75%    0.85%
  MFS(R) Research International Portfolio -- Class A............    0.68%         --       0.09%      --     0.77%
  Morgan Stanley Mid Cap Growth Portfolio -- Class A............    0.65%         --       0.07%      --     0.72%
  PIMCO Inflation Protected Bond Portfolio -- Class A...........    0.47%         --       0.04%      --     0.51%
  PIMCO Total Return Portfolio -- Class A.......................    0.48%         --       0.03%      --     0.51%
  RCM Technology Portfolio -- Class A...........................    0.88%         --       0.07%      --     0.95%
  SSgA Growth and Income ETF Portfolio -- Class A...............    0.31%         --       0.01%    0.21%    0.53%
  SSgA Growth ETF Portfolio -- Class A..........................    0.32%         --       0.03%    0.24%    0.59%
  T. Rowe Price Mid Cap Growth Portfolio -- Class A.............    0.75%         --       0.03%      --     0.78%




 TABLE OF EXPENSES (CONTINUED)

                                                               -------------------------
                                                                CONTRACTUAL   NET TOTAL
                                                                 FEE WAIVER    ANNUAL
                                                               AND/OR EXPENSE OPERATING
AMERICAN FUNDS(R) -- CLASS 2                                   REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------
American Funds Bond Fund......................................        --        0.63%
American Funds Global Small Capitalization Fund...............        --        0.99%
American Funds Growth Fund....................................        --        0.59%
American Funds Growth-Income Fund.............................        --        0.53%
                                                               -------------------------

                                                               -------------------------
                                                                CONTRACTUAL   NET TOTAL
                                                                 FEE WAIVER    ANNUAL
                                                               AND/OR EXPENSE OPERATING
MET INVESTORS FUND                                             REIMBURSEMENT  EXPENSES
-----------------------------------------------------------------------------------------
American Funds(R) Balanced Allocation Portfolio -- Class B....        --        0.69%
American Funds(R) Growth Allocation Portfolio -- Class B......        --        0.72%
American Funds(R) Moderate Allocation Portfolio -- Class B....        --        0.68%
BlackRock Large Cap Core Portfolio -- Class A.................      0.01%       0.63%
Clarion Global Real Estate Portfolio -- Class A...............        --        0.67%
Harris Oakmark International Portfolio -- Class A.............      0.02%       0.83%
Invesco Small Cap Growth Portfolio -- Class A.................      0.02%       0.86%
Janus Forty Portfolio -- Class A..............................      0.01%       0.65%
Lazard Mid Cap Portfolio -- Class A...........................        --        0.75%
Legg Mason ClearBridge Aggressive Growth Portfolio -- Class A.        --        0.65%
Lord Abbett Bond Debenture Portfolio -- Class A...............        --        0.54%
Lord Abbett Mid Cap Value Portfolio -- Class A................      0.02%       0.71%
Met/Franklin Income Portfolio -- Class B......................      0.08%       0.99%
Met/Franklin Mutual Shares Portfolio -- Class B...............      0.00%       1.12%
Met/Franklin Templeton Founding Strategy Portfolio -- Class B.      0.01%       1.13%
Met/Templeton Growth Portfolio -- Class B.....................      0.02%       1.05%
MetLife Aggressive Strategy Portfolio -- Class A..............      0.00%       0.85%
MFS(R) Research International Portfolio -- Class A............      0.06%       0.71%
Morgan Stanley Mid Cap Growth Portfolio -- Class A............      0.01%       0.71%
PIMCO Inflation Protected Bond Portfolio -- Class A...........        --        0.51%
PIMCO Total Return Portfolio -- Class A.......................        --        0.51%
RCM Technology Portfolio -- Class A...........................        --        0.95%
SSgA Growth and Income ETF Portfolio -- Class A...............        --        0.53%
SSgA Growth ETF Portfolio -- Class A..........................        --        0.59%
T. Rowe Price Mid Cap Growth Portfolio -- Class A.............        --        0.78%
                                                               -------------------------


   TABLE OF EXPENSES (CONTINUED)



                                                                              DISTRIBUTION          ACQUIRED   TOTAL
                                                                                 AND/OR               FUND    ANNUAL
                                                                   MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING
  METROPOLITAN FUND -- CLASS A                                        FEE     (12b-1) FEES EXPENSES EXPENSES EXPENSES
-----------------------------------------------------------------------------------------------------------------------
  Baillie Gifford International Stock Portfolio...................    0.83%        --        0.12%      --     0.95%
  Barclays Capital Aggregate Bond Index Portfolio.................    0.25%        --        0.03%      --     0.28%
  BlackRock Aggressive Growth Portfolio...........................    0.73%        --        0.04%      --     0.77%
  BlackRock Bond Income Portfolio.................................    0.34%        --        0.03%      --     0.37%
  BlackRock Diversified Portfolio.................................    0.46%        --        0.05%      --     0.51%
  BlackRock Large Cap Value Portfolio.............................    0.63%        --        0.03%      --     0.66%
  BlackRock Legacy Large Cap Growth Portfolio.....................    0.71%        --        0.02%      --     0.73%
  Davis Venture Value Portfolio...................................    0.70%        --        0.03%      --     0.73%
  FI Value Leaders Portfolio......................................    0.67%        --        0.07%      --     0.74%
  Jennison Growth Portfolio.......................................    0.62%        --        0.02%      --     0.64%
  Loomis Sayles Small Cap Core Portfolio..........................    0.90%        --        0.06%      --     0.96%
  Loomis Sayles Small Cap Growth Portfolio........................    0.90%        --        0.06%      --     0.96%
  Met/Artisan Mid Cap Value Portfolio.............................    0.81%        --        0.03%      --     0.84%
  MetLife Conservative Allocation Portfolio.......................    0.09%        --        0.02%    0.53%    0.64%
  MetLife Conservative to Moderate Allocation Portfolio...........    0.07%        --        0.01%    0.58%    0.66%
  MetLife Mid Cap Stock Index Portfolio...........................    0.25%        --        0.05%    0.01%    0.31%
  MetLife Moderate Allocation Portfolio...........................    0.06%        --          --     0.64%    0.70%
  MetLife Moderate to Aggressive Allocation Portfolio.............    0.06%        --        0.01%    0.69%    0.76%
  MetLife Stock Index Portfolio...................................    0.25%        --        0.02%      --     0.27%
  MFS(R) Total Return Portfolio...................................    0.54%        --        0.05%      --     0.59%
  MFS(R) Value Portfolio..........................................    0.70%        --        0.03%      --     0.73%
  MSCI EAFE(R) Index Portfolio....................................    0.30%        --        0.11%    0.01%    0.42%
  Neuberger Berman Genesis Portfolio..............................    0.82%        --        0.04%      --     0.86%
  Oppenheimer Global Equity Portfolio.............................    0.52%        --        0.10%      --     0.62%
  Russell 2000(R) Index Portfolio.................................    0.25%        --        0.06%    0.01%    0.32%
  T. Rowe Price Large Cap Growth Portfolio........................    0.60%        --        0.04%      --     0.64%
  T. Rowe Price Small Cap Growth Portfolio........................    0.49%        --        0.06%      --     0.55%
  Western Asset Management Strategic Bond Opportunities Portfolio.    0.61%        --        0.06%      --     0.67%
  Western Asset Management U.S. Government Portfolio..............    0.47%        --        0.02%      --     0.49%




 TABLE OF EXPENSES (CONTINUED)

                                                                 ------------------------
                                                                  CONTRACTUAL
                                                                  FEE WAIVER   NET TOTAL
                                                                    AND/OR      ANNUAL
                                                                    EXPENSE    OPERATING
METROPOLITAN FUND -- CLASS A                                     REIMBURSEMENT EXPENSES
------------------------------------------------------------------------------------------
Baillie Gifford International Stock Portfolio...................     0.10%       0.85%
Barclays Capital Aggregate Bond Index Portfolio.................     0.01%       0.27%
BlackRock Aggressive Growth Portfolio...........................       --        0.77%
BlackRock Bond Income Portfolio.................................     0.01%       0.36%
BlackRock Diversified Portfolio.................................       --        0.51%
BlackRock Large Cap Value Portfolio.............................     0.03%       0.63%
BlackRock Legacy Large Cap Growth Portfolio.....................     0.01%       0.72%
Davis Venture Value Portfolio...................................     0.05%       0.68%
FI Value Leaders Portfolio......................................       --        0.74%
Jennison Growth Portfolio.......................................     0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio..........................     0.08%       0.88%
Loomis Sayles Small Cap Growth Portfolio........................     0.08%       0.88%
Met/Artisan Mid Cap Value Portfolio.............................       --        0.84%
MetLife Conservative Allocation Portfolio.......................     0.01%       0.63%
MetLife Conservative to Moderate Allocation Portfolio...........     0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio...........................     0.00%       0.31%
MetLife Moderate Allocation Portfolio...........................     0.00%       0.70%
MetLife Moderate to Aggressive Allocation Portfolio.............     0.00%       0.76%
MetLife Stock Index Portfolio...................................     0.01%       0.26%
MFS(R) Total Return Portfolio...................................       --        0.59%
MFS(R) Value Portfolio..........................................     0.13%       0.60%
MSCI EAFE(R) Index Portfolio....................................     0.00%       0.42%
Neuberger Berman Genesis Portfolio..............................     0.01%       0.85%
Oppenheimer Global Equity Portfolio.............................       --        0.62%
Russell 2000(R) Index Portfolio.................................     0.00%       0.32%
T. Rowe Price Large Cap Growth Portfolio........................     0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio........................       --        0.55%
Western Asset Management Strategic Bond Opportunities Portfolio.     0.04%       0.63%
Western Asset Management U.S. Government Portfolio..............     0.01%       0.48%
                                                                 ------------------------



  The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Portfolios have agreed to waive fees and/or pay expenses of the Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Portfolios provided the information on their expenses, and we have not independently verified the information.

  Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the underlying fund prospectus for more information.

  EXAMPLES


  The example is intended to help You compare the cost of investing in the Income Annuities with the cost of investing in other variable annuity contracts. These costs include the Contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).


  EXAMPLE

  This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.


  ASSUMPTIONS:
     .  there was no allocation to the Fixed Income Option;
     .  reimbursement and/or waiver of expenses was not in effect;

     . You bear the minimum or maximum fees and expenses of any of the Portfolios;

     .  there is a maximum Separate Account charge of 0.95%;
     .  no withdrawals have been taken;
     . the underlying Portfolio earns a 5% annual return; and . the AIR is 3%.

                                  1     3     5    10
                                 YEAR YEARS YEARS YEARS
                        --------
                        Maximum. $205 $588  $930  $1,578
                        Minimum. $120 $348  $556  $  972

   ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE


Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East.


METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Income Annuities issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Income Annuities -- such as the death benefit and income payments -- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


VARIABLE ANNUITIES


Income annuities are usually purchased to produce income in retirement. There is no accumulation of cash value in an income annuity. Instead, You are purchasing a promise to receive periodic payments from the issuing insurance company under the terms of the Contract. Typically, since income payments begin within twelve months, the annuity is known as an "immediate" annuity. The group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

The Income Annuities are "variable" because the value of Your income payment varies based on the investment performance of the investment divisions You choose. The income payments under Your Income Annuity may go up or down. Since the investment performance is not guaranteed, Your income payment amount is at risk. The degree of risk will depend on the investment divisions You select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

Income annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of Your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

You make a single purchase payment and select the type of income payment suited to Your needs. Some of the income payment types guarantee an income stream for Your lifetime; others guarantee an income stream for both Your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of Your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, Your investment choices and the amount of Your purchase payment.

WILL PREPARATION SERVICE AVAILABLE TO CERTAIN PURCHASERS FOR NO ADDITIONAL COST (NO LONGER AVAILABLE)

If approved in Your state and made available by Your employer, You may be able to obtain the Will Preparation Service at no additional cost from Hyatt Legal Plans, Inc. ("Hyatt"), a MetLife affiliate. The Will Preparation Service is available to employees of employers who purchase the group income annuity Contract through a consortium of employers formed to purchase employee benefits. Please check with Your employer to verify if it participates in the consortium.

In order to qualify for the Will Preparation Service at no additional cost
(1) Your employer must have purchased the group income annuity Contract which includes the Will Preparation Service through the Coalition; (2) Your employer must have made available the Will Preparation Service option, and (3) You must purchase the non-qualified Income Annuity. You do not qualify for this service if You purchase the IRA version of the Income Annuity.


The Will Preparation Service consists of preparation of wills and/or codicils or updating of wills for the purchaser of a non-qualified Income Annuity and his/her spouse. Hyatt is responsible for the cost of providing the Will Preparation Service, which may be delivered by a Hyatt participating attorney or an attorney outside of Hyatt's network of attorneys, if certain conditions are met. Reimbursement for legal services outside of the Hyatt network is limited to a set dollar amount. The Will Preparation Service does not include other expenses or costs, such as filing fees. Hyatt is not responsible for the legal work performed by an out of network attorney. The Will Preparation Service is available to domestic partners of the purchasers of the Income Annuity in lieu of a spouse if permitted by the employer. The Will Preparation Service is in effect for one year from the purchase of the Income Annuity and extends to completion of the will preparation or will update opened prior to the close of the one year period. "Opened" means the purchaser or his/her spouse has contacted Hyatt, received authorization from Hyatt and has commenced the Will Preparation Service through a participating or out of network attorney. The Will Preparation Service terminates if the Income Annuity is cancelled or commuted or if all the value within the annuity is withdrawn.


YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon Your request. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds(R) Portfolios, which are Class 2, and the Met Investors Fund American Funds(R) Balanced Allocation Portfolio, American Funds(R) Growth Allocation Portfolio, American Funds(R) Moderate Allocation Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and the Met/Templeton Growth Portfolio, which are Class B.

The investment choices are listed in alphabetical order below (based upon the Portfolios' legal names). (See "Appendix C -- Portfolio Legal and Marketing Names".) The investment divisions generally offer the opportunity for income payments to increase over the long term where our Fixed Income Payment Option will not increase. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the investment divisions You choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since Your income payments are subject to the risks associated with investing in stocks and bonds, Your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment advisers and its fees. You may obtain a Portfolio prospectus by calling 1-866-438-6477 or through Your registered representative. We do not guarantee the investment results of the Portfolios.


The current Portfolios are listed below, along with their investment managers and any sub-investment manager.


PORTFOLIO                                           INVESTMENT OBJECTIVE
---------                                           --------------------

                AMERICAN FUNDS(R)
American Funds Bond Fund                            Seeks as high a level of current income as is consistent
                                                    with the preservation of capital.
American Funds Global Small Capitalization Fund     Seeks long-term growth of capital.
American Funds Growth Fund                          Seeks growth of capital.
American Funds Growth-Income Fund                   Seeks long-term growth of capital and income.

                MET INVESTORS FUND
American Funds(R) Balanced Allocation Portfolio     Seeks a balance between a high level of current income
                                                    and growth of capital, with a greater emphasis on growth
                                                    of capital.
American Funds(R) Growth Allocation Portfolio       Seeks growth of capital.
American Funds(R) Moderate Allocation Portfolio     Seeks a high total return in the form of income and
                                                    growth of capital, with a greater emphasis on income.
BlackRock Large Cap Core Portfolio                  Seeks long-term capital growth.

Clarion Global Real Estate Portfolio                Seeks total return through investment in real estate
                                                    securities, emphasizing both capital appreciation and
                                                    current income.
Harris Oakmark International Portfolio              Seeks long-term capital appreciation.

Invesco Small Cap Growth Portfolio                  Seeks long-term growth of capital.

Janus Forty Portfolio                               Seeks capital appreciation.

Lazard Mid Cap Portfolio                            Seeks long-term growth of capital.

Legg Mason ClearBridge Aggressive Growth Portfolio  Seeks capital appreciation.

Lord Abbett Bond Debenture Portfolio                Seeks high current income and the opportunity for capital
                                                    appreciation to produce a high total return.
Lord Abbett Mid Cap Value Portfolio                 Seeks capital appreciation through investments, primarily
                                                    in equity securities, which are believed to be undervalued in the marketplace.
Met/Franklin Income Portfolio                       Seeks to maximize income while maintaining prospects for
                                                    capital appreciation.
Met/Franklin Mutual Shares Portfolio                Seeks capital appreciation, which may occasionally be
                                                    short-term. The Portfolio's secondary investment objective is income.


PORTFOLIO                                           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                           -----------------------------------------

                AMERICAN FUNDS(R)
American Funds Bond Fund                            Capital Research and Management Company

American Funds Global Small Capitalization Fund     Capital Research and Management Company
American Funds Growth Fund                          Capital Research and Management Company
American Funds Growth-Income Fund                   Capital Research and Management Company

                MET INVESTORS FUND
American Funds(R) Balanced Allocation Portfolio     MetLife Advisers, LLC


American Funds(R) Growth Allocation Portfolio       MetLife Advisers, LLC
American Funds(R) Moderate Allocation Portfolio     MetLife Advisers, LLC

BlackRock Large Cap Core Portfolio                  MetLife Advisers, LLC
                                                    Sub-Investment Manager: BlackRock Advisors, LLC
Clarion Global Real Estate Portfolio                MetLife Advisers, LLC
                                                    Sub-Investment Manager: CBRE Clarion Securities LLC

Harris Oakmark International Portfolio              MetLife Advisers, LLC
                                                    Sub-Investment Manager: Harris Associates L.P.
Invesco Small Cap Growth Portfolio                  MetLife Advisers, LLC
                                                    Sub-Investment Manager: Invesco Advisers, Inc.
Janus Forty Portfolio                               MetLife Advisers, LLC
                                                    Sub-Investment Manager: Janus Capital Management LLC
Lazard Mid Cap Portfolio                            MetLife Advisers, LLC
                                                    Sub-Investment Manager: Lazard Asset Management LLC
Legg Mason ClearBridge Aggressive Growth Portfolio  MetLife Advisers, LLC
                                                    Sub-Investment Manager: ClearBridge Advisors, LLC
Lord Abbett Bond Debenture Portfolio                MetLife Advisers, LLC
                                                    Sub-Investment Manager: Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Value Portfolio                 MetLife Advisers, LLC
                                                    Sub-Investment Manager: Lord, Abbett & Co. LLC

Met/Franklin Income Portfolio                       MetLife Advisers, LLC
                                                    Sub-Investment Manager: Franklin Advisers, Inc.
Met/Franklin Mutual Shares Portfolio                MetLife Advisers, LLC
                                                    Sub-Investment Manager: Franklin Mutual Advisers, LLC


PORTFOLIO                                              INVESTMENT OBJECTIVE
---------                                              --------------------
Met/Franklin Templeton Founding Strategy Portfolio     Primarily seeks capital appreciation and secondarily seeks income.
Met/Templeton Growth Portfolio                         Seeks long-term capital growth.


MetLife Aggressive Strategy Portfolio                  Seeks growth of capital.
MFS(R) Research International Portfolio                Seeks capital appreciation.


Morgan Stanley Mid Cap Growth Portfolio                Seeks capital appreciation.


PIMCO Inflation Protected Bond Portfolio               Seeks maximum real return, consistent with preservation
                                                       of capital and prudent investment management.

PIMCO Total Return Portfolio                           Seeks maximum total return, consistent with the
                                                       preservation of capital and prudent investment
                                                       management.
RCM Technology Portfolio                               Seeks capital appreciation; no consideration is given to
                                                       income.
SSgA Growth and Income ETF Portfolio                   Seeks growth of capital and income.

SSgA Growth ETF Portfolio                              Seeks growth of capital.

T. Rowe Price Mid Cap Growth Portfolio                 Seeks long-term growth of capital.


                  METROPOLITAN FUND
Baillie Gifford International Stock Portfolio          Seeks long-term growth of capital.

Barclays Capital Aggregate Bond Index Portfolio        Seeks to track the performance of the Barclays U.S.
                                                       Aggregate Bond Index.

BlackRock Aggressive Growth Portfolio                  Seeks maximum capital appreciation.

BlackRock Bond Income Portfolio                        Seeks a competitive total return primarily from investing
                                                       in fixed-income securities.
BlackRock Diversified Portfolio                        Seeks high total return while attempting to limit
                                                       investment risk and preserve capital.
BlackRock Large Cap Value Portfolio                    Seeks long-term growth of capital.

BlackRock Legacy Large Cap Growth Portfolio            Seeks long-term growth of capital.

Davis Venture Value Portfolio                          Seeks growth of capital.

FI Value Leaders Portfolio                             Seeks long-term growth of capital.

Jennison Growth Portfolio                              Seeks long-term growth of capital.

Loomis Sayles Small Cap Core Portfolio                 Seeks long-term capital growth from investments in
                                                       common stocks or other equity securities.
Loomis Sayles Small Cap Growth Portfolio               Seeks long-term capital growth.

Met/Artisan Mid Cap Value Portfolio                    Seeks long-term capital growth.


MetLife Conservative Allocation Portfolio              Seeks a high level of current income, with growth of
                                                       capital as a secondary objective.
MetLife Conservative to Moderate Allocation Portfolio  Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.


PORTFOLIO                                              INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                              -----------------------------------------
Met/Franklin Templeton Founding Strategy Portfolio     MetLife Advisers, LLC

Met/Templeton Growth Portfolio                         MetLife Advisers, LLC
                                                       Sub-Investment Manager: Templeton Global Advisors
                                                       Limited
MetLife Aggressive Strategy Portfolio                  MetLife Advisers, LLC
MFS(R) Research International Portfolio                MetLife Advisers, LLC
                                                       Sub-Investment Manager: Massachusetts Financial Services
                                                       Company
Morgan Stanley Mid Cap Growth Portfolio                MetLife Advisers, LLC
                                                       Sub-Investment Manager: Morgan Stanley Investment
                                                       Management Inc.
PIMCO Inflation Protected Bond Portfolio               MetLife Advisers, LLC
                                                       Sub-Investment Manager: Pacific Investment Management
                                                       Company LLC
PIMCO Total Return Portfolio                           MetLife Advisers, LLC
                                                       Sub-Investment Manager: Pacific Investment Management
                                                       Company LLC
RCM Technology Portfolio                               MetLife Advisers, LLC
                                                       Sub-Investment Manager: RCM Capital Management LLC
SSgA Growth and Income ETF Portfolio                   MetLife Advisers, LLC
                                                       Sub-Investment Manager: SSgA Funds Management, Inc.
SSgA Growth ETF Portfolio                              MetLife Advisers, LLC
                                                       Sub-Investment Manager: SSgA Funds Management, Inc.
T. Rowe Price Mid Cap Growth Portfolio                 MetLife Advisers, LLC
                                                       Sub-Investment Manager: T. Rowe Price Associates, Inc.

                  METROPOLITAN FUND
Baillie Gifford International Stock Portfolio          MetLife Advisers, LLC
                                                       Sub-Investment Manager: Baillie Gifford Overseas Limited
Barclays Capital Aggregate Bond Index Portfolio        MetLife Advisers, LLC
                                                       Sub-Investment Manager: MetLife Investment Advisors
                                                       Company, LLC
BlackRock Aggressive Growth Portfolio                  MetLife Advisers, LLC
                                                       Sub-Investment Manager: BlackRock Advisors, LLC
BlackRock Bond Income Portfolio                        MetLife Advisers, LLC
                                                       Sub-Investment Manager: BlackRock Advisors, LLC
BlackRock Diversified Portfolio                        MetLife Advisers, LLC
                                                       Sub-Investment Manager: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio                    MetLife Advisers, LLC
                                                       Sub-Investment Manager: BlackRock Advisors, LLC
BlackRock Legacy Large Cap Growth Portfolio            MetLife Advisers, LLC
                                                       Sub-Investment Manager: BlackRock Advisors, LLC
Davis Venture Value Portfolio                          MetLife Advisers, LLC
                                                       Sub-Investment Manager: Davis Selected Advisers, L.P.
FI Value Leaders Portfolio                             MetLife Advisers, LLC
                                                       Sub-Investment Manager: Pyramis Global Advisors, LLC
Jennison Growth Portfolio                              MetLife Advisers, LLC
                                                       Sub-Investment Manager: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio                 MetLife Advisers, LLC
                                                       Sub-Investment Manager: Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth Portfolio               MetLife Advisers, LLC
                                                       Sub-Investment Manager: Loomis, Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio                    MetLife Advisers, LLC
                                                       Sub-Investment Manager: Artisan Partners Limited
                                                       Partnership
MetLife Conservative Allocation Portfolio              MetLife Advisers, LLC

MetLife Conservative to Moderate Allocation Portfolio  MetLife Advisers, LLC


PORTFOLIO                                                        INVESTMENT OBJECTIVE
---------                                                        --------------------
MetLife Mid Cap Stock Index Portfolio                            Seeks to track the performance of the Standard & Poor's
                                                                 MidCap 400(R) Composite Stock Price Index.

MetLife Moderate Allocation Portfolio                            Seeks a balance between a high level of current income
                                                                 and growth of capital, with a greater emphasis on growth
                                                                 of capital.
MetLife Moderate to Aggressive Allocation Portfolio              Seeks growth of capital.
MetLife Stock Index Portfolio                                    Seeks to track the performance of the Standard & Poor's
                                                                 500(R) Composite Stock Price Index.

MFS(R) Total Return Portfolio                                    Seeks a favorable total return through investment in a
                                                                 diversified portfolio.

MFS(R) Value Portfolio                                           Seeks capital appreciation.


MSCI EAFE(R) Index Portfolio                                     Seeks to track the performance of the MSCI EAFE(R) Index.


Neuberger Berman Genesis Portfolio                               Seeks high total return, consisting principally of capital appreciation.

Oppenheimer Global Equity Portfolio                              Seeks capital appreciation.

Russell 2000(R) Index Portfolio                                  Seeks to track the performance of the Russell 2000(R)
                                                                 Index.

T. Rowe Price Large Cap Growth Portfolio                         Seeks long-term growth of capital and, secondarily,
                                                                 dividend income.
T. Rowe Price Small Cap Growth Portfolio                         Seeks long-term capital growth.

Western Asset Management Strategic Bond Opportunities Portfolio  Seeks to maximize total return consistent with preservation of capital.

Western Asset Management U.S. Government Portfolio               Seeks to maximize total return consistent with
                                                                 preservation of capital and maintenance of liquidity.



PORTFOLIO                                                        INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
---------                                                        -----------------------------------------
MetLife Mid Cap Stock Index Portfolio                            MetLife Advisers, LLC
                                                                 Sub-Investment Manager: MetLife Investment Advisors
                                                                 Company, LLC
MetLife Moderate Allocation Portfolio                            MetLife Advisers, LLC


MetLife Moderate to Aggressive Allocation Portfolio              MetLife Advisers, LLC
MetLife Stock Index Portfolio                                    MetLife Advisers, LLC
                                                                 Sub-Investment Manager: MetLife Investment Advisors
                                                                 Company, LLC
MFS(R) Total Return Portfolio                                    MetLife Advisers, LLC
                                                                 Sub-Investment Manager: Massachusetts Financial Services
                                                                 Company
MFS(R) Value Portfolio                                           MetLife Advisers, LLC
                                                                 Sub-Investment Manager: Massachusetts Financial Services
                                                                 Company
MSCI EAFE(R) Index Portfolio                                     MetLife Advisers, LLC
                                                                 Sub-Investment Manager: MetLife Investment Advisors
                                                                 Company, LLC
Neuberger Berman Genesis Portfolio                               MetLife Advisers, LLC
                                                                 Sub-Investment Manager: Neuberger Berman Management
                                                                 LLC
Oppenheimer Global Equity Portfolio                              MetLife Advisers, LLC
                                                                 Sub-Investment Manager: OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio                                  MetLife Advisers, LLC
                                                                 Sub-Investment Manager: MetLife Investment Advisors
                                                                 Company, LLC
T. Rowe Price Large Cap Growth Portfolio                         MetLife Advisers, LLC
                                                                 Sub-Investment Manager: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth Portfolio                         MetLife Advisers, LLC
                                                                 Sub-Investment Manager: T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Portfolio  MetLife Advisers, LLC
                                                                 Sub-Investment Manager: Western Asset Management
                                                                 Company
Western Asset Management U.S. Government Portfolio               MetLife Advisers, LLC
                                                                 Sub-Investment Manager: Western Asset Management
                                                                 Company





METROPOLITAN FUND INCOME ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio and the MetLife Moderate to Aggressive Allocation Portfolio, also known as the "income allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these income allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the income allocation portfolios. A Contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the income allocation services provided by MetLife Advisers, LLC.

MET INVESTORS FUND INCOME ALLOCATION PORTFOLIOS

The American Funds(R) Balanced Allocation Portfolio, the American Funds(R) Growth Allocation Portfolio and the American Funds(R) Moderate Allocation Portfolio, also known as "income allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these income allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Underlying portfolios consist of American Funds(R) Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.

The MetLife Aggressive Strategy Portfolio, also known as an "income allocation portfolio", is a "fund of funds" Portfolio that invests substantially all of its assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, this income allocation portfolio will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of the Portfolio. The expense level will vary over time, depending on the mix of underlying Portfolios in which the MetLife Aggressive Strategy Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in this asset allocation portfolio. A Contract owner who chooses to invest directly in the underlying Portfolios would not however receive asset allocation services provided by MetLife Advisers, LLC.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are income allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


Your investment choices may be limited because:

..   Your employer, association or other group contract holder limits the available investment divisions.

..   We have restricted the available investment divisions.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS. The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Income Annuities. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and insurance policies.


The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. See the "Table of Expenses" for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Distribution Plan is described in more detail in the Portfolio's prospectus. (See the "Fee Table" and "Who Sells the Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease this Portfolio's investment return.

PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment management firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.


WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Income Annuities.")

INCOME ANNUITIES


Income Annuities provide You with a regular stream of payments for either Your lifetime or a specific period. You may choose the frequency of Your income payments. For example, You may receive Your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet Your needs. Income Annuities can be purchased so that You begin receiving payments immediately. You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period.

We do not guarantee that Your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. We guarantee the amount of the income payment paid to You from the Fixed Income Option based upon Your current allocation to that option. The amount of the guaranteed payments will not change until You make a reallocation or withdrawal from the Fixed Income Option.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:


..   Non-Qualified

..   Qualified


If You have accumulated amounts in any of Your employer's, association's or group's qualified investment vehicles (for example, Traditional IRAs, Keoghs, 401(k)s, 401(a)s, 403(b)s, 457s or SIMPLE IRAs), Your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.


Your qualified retirement plan may also purchase the Income Annuity to facilitate distributions from the plan in the form of annuity pay-outs.


If Your retirement plan has purchased an Income Annuity, Your choice of income payment type may be subject to the terms of the plan. We may rely on Your employer's or plan administrator's statements to us as to the terms of the plan or Your entitlement to any payments. We will not be responsible for interpreting the terms of Your plan. You should review Your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for Your Income Annuity at application. The decision is irrevocable.

     There are three people who are involved in payments under Your Income
     Annuity:


..   Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

..   Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum if the annuitant dies.


Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," Your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guaranteed Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition to the extent the income payment types have a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Whether You choose a withdrawal option, if permitted under Your Income Annuity, will affect the amount of Your income payments. Typically, income payment types which have a withdrawal option will result in lower income payments than income payment types without this feature. (If You choose the Income Annuity for a Guaranteed Period, You must purchase the withdrawal option.) The terms of Your Contract will determine when Your income payments start and the frequency with which You will receive Your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.


When deciding how to receive income, consider:


..   The amount of income You need;

..   The amount You expect to receive from other sources;


..   The growth potential of other investments; and


..   How long You would like Your income to last.


We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other consideration. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as Your age and life expectancy in determining whether to issue a contract with this income payment type. If the annuitant dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. If You choose this income payment type, You must purchase the withdrawal option.


WITHDRAWAL OPTION


Subject to MetLife's underwriting requirements, we may make available a withdrawal option under Your Income Annuity. If the withdrawal option is available under Your Income Annuity, You can choose to add this optional withdrawal feature. The decision to add this feature is made at application, is irrevocable and varies by income payment type (described above). The withdrawal option may not be available in all states. Your employer, association or other group contract holder may limit the availability of the withdrawal option.

If You purchase an Income Annuity with this feature, the income payments You receive typically will be lower than income payments that You would have received had You purchased the Income Annuity without this feature. The amount by which Your income payment will be reduced will depend upon Your life expectancy during the permitted withdrawal period (except where an Income Annuity for a Guaranteed Period is purchased), the income type You choose and the amount of the purchase payment.

If You choose the Income Annuity for a Guaranteed Period for Your income type, You must purchase the withdrawal option.


Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS FOLLOWING PURCHASE

You may withdraw up to an amount equal to the "fair market value" of the income payments under the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:


  . First, we determine what Your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;


  . Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.


If You withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to You; You will receive no further income payments.

If You withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the maximum permissible withdrawal amount.


AFTER THE FIRST TWO YEARS FOLLOWING PURCHASE

You may make withdrawals after the first two years following issue of the Income Annuity with one of the following income types:

  .  Lifetime Income Annuity with a Guarantee Period;

  .  Lifetime Income Annuity for Two with a Guarantee Period; or

  .  Income Annuity for a Guaranteed Period.

When we calculate the "withdrawal value" of the guaranteed payments, we use the "fair market value" calculation previously described except that in the last step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment in the remaining guarantee period after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the remaining guarantee period at the time of the withdrawal.


You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces Your revised income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during this period, except for the Income Annuity for a Guaranteed Period. In that case, You may make an unlimited number of withdrawals and withdraw the full "withdrawal value" of the income payments in the guarantee period. Any income payments payable after the guarantee period will not be reduced by the withdrawals You made.

Consult Your tax adviser prior to purchase of an income annuity providing this withdrawal option in the IRA and other tax qualified markets. It is unclear whether the reduction in remaining payments during the guarantee period only is permitted under the required minimum distribution rules.


REQUESTING A WITHDRAWAL


At Your request, we will provide an estimate for You of the maximum amount available for withdrawal and the amount by which Your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.


You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.


Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if You want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which You then had an allocation.


A withdrawal processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will treat this as a request for a full withdrawal of the fair market value and we will make no further payments.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract owner's check that has not yet cleared (I.E., that could still be dishonored by Your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect You and other Contract holders in the investment divisions from adverse tax consequences.


DEATH BENEFIT


Your Income Annuity provides You with a death benefit in the event of Your death before You start receiving income payments. If You die before income payments begin, the owner or any beneficiaries will receive Your purchase payment reduced for any prior withdrawals (if You have chosen the withdrawal option) in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


MINIMUM PURCHASE PAYMENT

You must purchase the Income Annuity with one purchase payment of at least $25,000.

ALLOCATION


You decide what portion of Your income payment is allocated to each of the variable investment divisions. If You choose to make an allocation to the income allocation investment divisions with Your purchase payment, 100% of Your allocation to the variable funding choices must be to only one of the income allocation investment divisions. After the purchase payment has been made, You may reallocate from any income allocation investment division to any investment choice or to one or more of the income allocation investment divisions.


THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT


The initial variable income payment is a hypothetical payment which is calculated based on the amount of Your purchase payment and the annuity purchase rate, which reflects the age and sex (where permitted) of the measuring lives and the income payment type selected (including the withdrawal option) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units credited to You. It is not the amount of Your actual first variable income payment unless Your first income payment is due within 10 days after we issue the Income Annuity.


ANNUITY UNITS


Annuity units are credited to You when You make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount from the net purchase payment (or reallocation) and the current annuity purchase rate. We then divide the initial income payment allocated to an investment division by that investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When You reallocate an income payment from an investment division, annuity units supporting that portion of Your income payment in that investment division are liquidated.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:


  . We calculate an initial variable income payment based on the annuity purchase rate (which reflects the AIR, income payment type (including whether the withdrawal option was chosen) and the age and sex (where permitted) of the measuring lives and the amount of the net purchase payment. (For example, if we assume an annuity purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000, $100,000 / $100 = $1,000.)


  . You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

  . On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

  $500 / $10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A $500 / $12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B


Then, to calculate Your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value.


AIR AS A BENCHMARK FOR INCOME PAYMENTS


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions You select. The AIR is stated in Your Contract and may range from 3% to 6%. The higher Your AIR, the higher Your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between payments). Likewise, Your next variable income payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to Your income payment date. If Your first income payment is scheduled to be paid less than 10 days after Your Contract's issue date, then the amount of Your payment will be determined on Your Contract's issue date.


THE EFFECT OF THE AIR ON SUBSEQUENT VARIABLE INCOME PAYMENTS
(Assumes no reallocation between income payments).

       If the net investment experience:  Your variable income payment will (relative to the previous
                                          income payment):
         Exceeds the AIR                    Increase
         Equals the AIR                     Stay the same
         Is less than the AIR               Decrease

EXAMPLE OF A 3% AIR


Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate Your next income payment the investment experience for the underlying Portfolio (minus the insurance-related charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial variable income payment and Your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the insurance-related charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the percentage change between the initial variable income payment and Your next income payment is a 12.6% DECREASE.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

..   First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


..   Next, we subtract the daily equivalent of Your insurance-related charge
    (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

..   Then, we multiply by an adjustment based on Your AIR for each day since the last Annuity Unit Value was calculated; and


..   Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

  .  Yesterday's Annuity Unit Value was $10.20;

  . The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

  .  The daily equivalent of the Separate Account charge is 0.000025905; and

  .  The daily equivalent of the adjustment for a 3% AIR is 0.99991902.

The new Annuity Unit Value is:
  (1.02 - .000025905) X 0.99991902 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - .000025905) X 0.99991902 X $10.20 = $9.99

REALLOCATION PRIVILEGE

You can reallocate among the investment divisions and the Fixed Income Option.


Currently, there is no charge to make a reallocation. (We reserve the right to impose a reallocation fee in the future. The amount of this fee will be no greater than $30.) Your request for a reallocation tells us to move, in accordance with Your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate Your income payments.

For us to process a reallocation, You must tell us:


  .  The percentage of the income payment to be reallocated;


  . The investment divisions (or Fixed Income Option) from which You want the income payment to be reallocated; and


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  .  The investment divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


When You request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.


  . First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;


  . Second, we use the AIR to calculate an updated annuity purchase rate based upon Your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current single premium fixed income annuity purchase rates on the date of Your reallocation (but not less favorable than the annuity purchase rate guaranteed for Your group);


  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.


When You request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to Your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When You request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which You have reallocated.


Here are examples of the effect of a reallocation on the income payment:


  . Suppose You choose to reallocate 40% of Your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, Your fixed income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and Your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  . Suppose You choose to reallocate 40% of Your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, Your income payment supported by investment division A will be increased by $40 X ($100 / $125) or $32, and Your fixed income payment supported by the Fixed Income Option will be decreased by $40. (The number of annuity units in investment division A will be increased as well.)

  . Suppose You choose to reallocate 40% of Your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100.


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


     Then, Your income payment supported by investment division B will be increased by $40 and Your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions.)

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.


Frequent requests from Contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (E.G., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (I.E., American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture, MFS(R) Research International, Met/Templeton Growth, MSCI EAFE(R), Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds(R) Portfolios") as Monitored Portfolios. We employ various means to monitor allocation/transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolios in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

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



As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds(R) Portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds(R) Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds(R) Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer reallocation/requests to or from an American Funds(R) Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds(R) Portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/ annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios,

(and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more allocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Contract owner or participant/ annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE


There is no Contract fee.


CHARGES


There are two types of charges You pay if You allocate any of Your income payment to the investment divisions:


..   Insurance-related charge (or Separate Account charge); and

..   Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.


We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers. The charge that applies may be less than the maximum charge depending on the service level or other category that applies to Your employer, association or group. The categories depend on various factors pertaining to the level of administrative or service activity we provide.

The charge that applies also may be less than the maximum charge depending on the level of distribution assistance provided to us by Your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers.

The charge that applies is stated in Your Income Annuity.


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


INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class 2 and Class B) have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the investment divisions You select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


WITHDRAWAL PROCESSING FEE

A withdrawal processing fee of $95 will be deducted from each withdrawal. The withdrawal processing fee pays us for our administrative costs relating to the withdrawal, such as financial, actuarial and accounting costs.

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and Your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



FREE LOOK


You may cancel Your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive Your request to cancel in writing by the appropriate day in Your state, which varies from state to state. The "free look" may also vary depending on whether You purchased Your Income Annuity through the mail or Your age. Depending on state law, we may refund all of Your purchase payment or the value of Your annuity units as of the date Your refund request is received at Your MetLife Designated Office in good order.

If You do not cancel Your Income Annuity during the "free look" period, Your decision to purchase the Income Annuity is irrevocable.


GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send Your purchase payment, by check, cashier's check or certified check, made payable to "MetLife," by regular mail to MetLife, P.O. Box 7700, Philadelphia, PA 19101-7700 or by overnight mail to MetLife, 101 N. Independence Mall E, Lockbox 7700, Philadelphia, PA 19106. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We will provide You with all necessary forms. We must have all documents in good order to credit Your initial purchase payment. If You send Your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to Your Contract.

A purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at Your MetLife Designated Office, except when it is received:


..   On a day when the Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payment will be effective the next day the Annuity
  Unit Value is calculated.


We reserve the right to credit Your purchase payment to You within two days after its receipt at Your MetLife Designated Office. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep Your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, Your money will be returned.

Under certain group Income Annuities, Your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how Your money should be allocated among the investment divisions and the Fixed Income Option.


CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. You may elect to have Your income payments sent to Your residence or have us deposit payments directly into Your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS


We permit You to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 866-438-6477. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.


Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving Your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to Your MetLife Designated Office.


Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:


..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH


If we receive notification of Your death before a requested transaction is completed, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to Your beneficiary if Your Income Annuity so provides. Or, depending on Your Income Annuity's provisions, we may continue making payments to a joint annuitant.


MISSTATEMENT

We may require proof of age of the owner, beneficiary or annuitant before making any payments under the Income Annuity that are measured by the owner's, beneficiary's or annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on Your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.


VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and reallocations at a later date, if You request.


We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

  . rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

  . during any other period when the Securities and Exchange Commission by order so permits.

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ADVERTISING PERFORMANCE


We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including Your quarterly statements, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.


We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the insurance-related charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (E.G., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (E.G., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different Separate Account charges and AIRs.

CHANGES TO YOUR INCOME ANNUITY


We have the right to make certain changes to Your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get Your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:


..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of reallocations permitted).

..   To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

..   To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuities.

..   To make any necessary technical changes in the Income Annuities in order to conform with any of the above- described actions.


If any changes result in a material change in the underlying investments of an investment division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of investment divisions. For Income Annuities where required by law, we will ask Your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under Your Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to Your Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.


You will be entitled to give instructions regarding the votes attributable to Your Income Annuity in Your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive Your voting instructions, we will vote Your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Income Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Income Annuities. The Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Income Annuities may also be sold through other registered broker-dealers. Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's account value, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Sales representatives and their managers may also be eligible for various non-cash compensation programs, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation.

The receipt of this cash and non-cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC pays compensation for the sale of the Income Annuities by affiliated broker-dealers. The compensation paid to broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income Annuities are sold). These firms pay their sales representatives all or a portion of the commissions received for their sales of Income Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of the Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product over another product provider due to differing compensation rates. Ask Your sales representative for further information about what Your sales representative and the broker-dealer for which he or she works may receive in connection with Your purchase of a Contract.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the Income Annuity: the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Global Small Capitalization Portfolio.


ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If You purchase a MetLife product through an Intermediary, MetLife may pay the Intermediary base commission and other forms of compensation for the sale, renewal and/or administration of MetLife products, or remit compensation to the Intermediary on Your behalf. Compensation may include payments, commissions, fees, awards, overrides, bonuses, supplemental compensation, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, MetLife may have a variety of other relationships with Your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to Your relationship with MetLife (e.g., consulting or reinsurance arrangements). More information about the eligibility criteria, limitations, payment calculations and other terms and conditions of MetLife's intermediary compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlife.com, or if You would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.


FINANCIAL STATEMENTS

O ur financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS


If You received Your Contract through a qualified retirement plan and Your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under Your Income Annuity may be subject to Your spouse's rights.

If Your benefit is worth $5,000 or less, Your plan may provide for distribution of Your entire interest in a lump sum without Your spouse's consent.

For details or advice on how the law applies to Your circumstances, consult Your tax adviser or attorney.


WHEN WE CAN CANCEL YOUR INCOME ANNUITY


We may not cancel Your Income Annuity, except as described in the Withdrawal Option section of this Prospectus.

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult Your own tax adviser about Your circumstances, any recent tax developments, and the impact of state income taxation. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. The SAI has additional tax information.

You are responsible for determining whether Your purchase of an Income Annuity, withdrawals, income payments and any other transactions under Your Income Annuity satisfy applicable tax law. We are not responsible for determining if Your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult Your tax adviser.


PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds Your tax basis. The amount of income on annuity distributions (payable over Your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

All IRAs and participants' interests under tax qualified retirement plans of an employer (E.G. tax sheltered annuity plans under section 403(b) of the Code, eligible retirement plans under section 457 and retirement plans under section 401(a) of the Code) receive tax deferral under the Code. Although there are no additional tax benefits by funding Your IRA or qualified plan with an annuity, it does provide You additional insurance benefits such as availability of a guaranteed income for life.


Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

WITHDRAWALS


When money is withdrawn from Your Contract (whether by You or Your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., Non-Qualified or IRA); and payment method or income payment type You elect. If You meet certain requirements, Your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of Your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.


WITHDRAWALS BEFORE AGE 59 1/2


Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% Federal income tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                     Type of Contract
                                         -----------------------------------------
                                                                     401(a) 401(k)
                                                       Trad. IRA/SEP Keogh 403(a)
                                         Non-Qualified SIMPLE IRA/1/ 403(b) 457/3/
                                         ------------- ------------- -------------
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                         x             x           x/2/
After You die                                  x             x              x
After You become totally disabled (as
defined in the Code)                           x             x              x
To pay deductible medical expenses                           x              x
To pay medical insurance premiums if
You are unemployed                                           x
For qualified higher education
expenses, or                                                 x
For qualified first time home purchases
up to $10,000                                                x
After December 31, 1999 for IRS levies                       x              x
After separation from service if You
are over age 55 at time of separation                                       x
Under certain Income Annuities
providing for substantially equal
payments over the "pay-out" period             x
/1/For SIMPLE IRA's the tax penalty for
  early withdrawals is generally
  increased to 25% for withdrawals
  within the first two years of Your
  participation in the SIMPLE IRA.
/2/You must also be separated from
  service.
/3/Distributions from 457(b) plans are
  generally not subject to the 10%
  penalty; however, the 10% penalty
  does apply to distributions from the
  457(b) plans of a state or local
  government employers to the extent
  that the distribution is attributable
  to rollovers accepted from other
  types of eligible retirement plans.

INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ("SEPP")

If You are considering selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with Your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to Your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

If You have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) Your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if You are under age 59 1/2 when such payments are received, any future payments You receive will generally be subject to the 10% penalty tax. Consult Your tax adviser.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits, such as any guaranteed death benefits, could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat any deemed charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% Federal income tax penalty if the taxpayer is under age 59 1/2.


NON-QUALIFIED ANNUITIES

GENERAL


Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so You only pay income taxes on Your earnings. Generally, these earnings are taxed when received from the Contract.

Once income payments commence, You may not be able to transfer withdrawals to another non-qualified annuity contract or qualified long-term care contract in a tax-free Section 1035 exchange.


When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.


In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income Annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.


PURCHASE PAYMENTS


Although the Code does not limit the amount of Your purchase payments, Your Contract may limit them.

Pursuant to IRS guidance, a direct transfer of less than the entire account value from one non-qualified annuity to another non-qualified annuity (a "partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult Your own independent tax adviser prior to a partial exchange.

PARTIAL AND FULL WITHDRAWALS

EXERCISE OF OPTIONAL TWO YEAR WITHDRAWAL OR STANDARD WITHDRAWAL FEATURE


If Your Income Annuity has been purchased with an Optional Two Year Withdrawal Feature or is a term certain only annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over Your remaining after-tax contributions.


For Non-Qualified Annuities, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.

INCOME PAYMENTS


Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as a non-taxable return of Your purchase payments and a taxable payment of earnings.


The IRS has not determined how such excludable amount should be determined under an income annuity which permits reallocations between the investment divisions of the variable income option and the fixed income option.


We generally will tell You how much of each income payment is a non-taxable return of Your purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing Your after-tax purchase price, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to You and the IRS.

Generally, once the total amount treated as a non-taxable return of Your purchase payment equals Your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of Your income payment for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, You may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult Your tax adviser as to the details and consequences of making such election. Also, consult Your tax adviser as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.


DEATH BENEFITS


The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If You die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to Your beneficiary within one year of the date of Your death or, if not, payment of Your entire interest in the Contract must be made within five years of the date of Your death. If Your spouse is Your beneficiary, he or she may elect to continue as owner of the Contract. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.

If You die on or after the annuity starting date, payments must continue to be made at least as rapidly as before Your death in accordance with the income type selected.

If You die before all purchase payments are returned, the unreturned amount may be deductible on Your final income tax return or excluded from income by Your beneficiary if income payments continue after Your death.

In the case of joint Contract owners, the above rules will be applied on the death of any Contract owner.

Where the Contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to Your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of Your designated beneficiary's death.


DIVERSIFICATION


In order for Your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.


INVESTOR CONTROL


In certain circumstances, owners of Variable Annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


CHANGES TO TAX RULES AND INTERPRETATIONS


Changes in applicable tax rules and interpretations can adversely affect the tax treatment of Your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


..   Possible taxation of reallocations between investment divisions and/or reallocations from/between an investment division to/and a fixed option.


..   Possible taxation as if You were the owner of Your portion of the Separate
    Account's assets.


..   Possible limits on the number of funding options available or the frequency of reallocations among them.


We reserve the right to amend Your Income Annuity where necessary to maintain its status as a Variable Annuity contract under Federal tax law and to protect You and other Contract owners in the investment divisions from adverse tax consequences.


INDIVIDUAL RETIREMENT ANNUITIES AND QUALIFIED CONTRACTS
TRADITIONAL IRA, SIMPLE IRA, SEPS AND 401(A) ROLLOVERS


The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


IRA Contracts may not invest in life insurance. The annuity may offer death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

Consult Your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.


Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.


You must be both the Contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer Your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.


PURCHASE PAYMENT


The Qualified (Traditional IRA/SEP) Contract is intended to be used as an IRA rollover annuity and will accept as a single purchase payment (a) a transfer or rollover from another traditional IRA, or a rollover from an eligible retirement plan of an employer (I.E., a 401(a), 403(a), 403(b) or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For Income Annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another Simple IRA. For Income Annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.


For IRAs and contracts issued under retirement plans qualified under sections 401(a) or 403(a), tax sheltered annuity plans, eligible section 457 plans of state or local governmental units or tax-exempt employers, the Code limits the amount of contributions which can be made. These limitations do not apply to direct transfers and rollovers from other types of eligible retirement plans or IRAs that are permitted under the plan and the Code.

WITHDRAWALS AND INCOME PAYMENTS UNDER TRADITIONAL IRAS, SIMPLE IRAS AND QUALIFIED PLANS


Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. For Traditional IRAs (or SIMPLE IRAs), this portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all Your Traditional IRAs (including SIMPLE and SEP IRAs).


Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing.

All taxable distributions from qualified contracts including 401(a), 403(a), TSA annuities and 457(b) plans that are not eligible rollover distributions and all taxable distributions from IRAs and non-qualified annuities will be subject to federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and regulations thereunder at the time of payment. A eligible rollover distribution from a qualified employer plan (other than a SEP or SIMPLE IRA) is subject to mandatory 20% withholding requirements, unless the distribution is accomplished by way of a direct (trustee-to-trustee) rollover.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, SIMPLE IRAS AND OTHER TAX QUALIFIED CONTRACTS


Generally, for Traditional IRA/SEPs/SIMPLE (see discussion below for Roth
IRAs), You must begin receiving withdrawals by April 1 of the calendar year following the year in which You reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a Variable Annuity will satisfy these rules. Consult Your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under Income Annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and You should consult Your own tax advisors as to how these rules affect Your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this new rule.

If You intend to receive Your minimum distributions which are payable over the joint lives of You and a beneficiary who is not Your spouse (or over a period not exceeding the joint life expectancy of You and Your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after Your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult Your tax advisor.


The required minimum distribution rules for retirement plans under section 401(a)/403(a), section 403(b) and section 457(b) are similar to the rules under Traditional IRAs. However , there are certain differences such as the required beginning date not occurring until the April 1st of the calendar year following the later of (a) the calendar year the participant attains age 70 1/2, or
(b) the calendar year in which the participant retires (provided the participant does not own 5% or more of his or her employer).

DEATH BENEFITS UNDER IRAS, SIMPLE IRAS AND TAX QUALIFIED RETIREMENT PLANS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If You die after required distributions begin, payments of Your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations). If Your spouse is Your beneficiary, and Your Contract is an IRA, he or she may elect to continue as "Contract owner" of the Contract. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.

If the Contract is issued in Your name after Your death for the benefit of Your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned (or from another tax qualified contract or account held for Your exclusive benefit under an eligible retirement plan), the death benefit must continue to be distributed to Your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of Your beneficiary's death.


LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to act as principal underwriter or to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                               PAGE

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   2

            PRINCIPAL UNDERWRITER.............................   2

            DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.   2

            EXPERIENCE FACTOR.................................   2

            VARIABLE INCOME PAYMENTS..........................   2

            CALCULATING THE ANNUITY UNIT VALUE................   3

            ADVERTISEMENT OF THE SEPARATE ACCOUNT.............   4

            VOTING RIGHTS.....................................   6

            ERISA.............................................   6

            WITHDRAWALS.......................................   7

            ANNUITY UNIT VALUES...............................   8

            FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT......   1

            FINANCIAL STATEMENTS OF METLIFE................... F-1

APPENDIX A

PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to Your Income Annuity.


                              Keogh, 401(a),
                               401(k), and   Non-Qualified
                  IRA Income  403(a) Income     Income
                 Annuities(1)   Annuities      Annuities
                 ------------ -------------- -------------

California......     0.5%          0.5%          2.35%

Florida(2)......     1.0%          1.0%           1.0%

Maine...........       --            --           2.0%

Nevada..........       --            --           3.5%

Puerto Rico(3)..     1.0%          1.0%           1.0%

South Dakota(4).       --            --          1.25%

West Virginia...     1.0%          1.0%           1.0%

Wyoming.........       --            --           1.0%

-----------

/1/ PREMIUM TAX RATES APPLICABLE TO IRA INCOME ANNUITIES PURCHASED FOR USE IN
    CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF (S)408(A) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA INCOME ANNUITIES."


/2./ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE
   PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.


/3./WE WILL NOT DEDUCT PREMIUM TAXES PAID BY US TO PUERTO RICO FROM PURCHASE
   PAYMENTS, ACCOUNT BALANCES, WITHDRAWALS, DEATH BENEFITS OR INCOME PAYMENTS.


/4./SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1%
   FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.

 APPENDIX B: ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION


These tables show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Income Annuity with the maximum guaranteed Separate Account charge of .95% and an AIR of 3% and the second table shows the Income Annuity with the minimum Separate Account charge of .75% with an AIR of 3%. Tables with annuity unit values for Income Annuities with other Separate Account charges and other AIRs appear in the SAI, which is available upon request without charge by calling 1-866-438-6477.


                                   3% AIR, .95% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------------
                                                                     BEGINNING OF END OF YEAR   NUMBER OF
                                                                     YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                             YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)(h)................................................. 2008    $ 1.00      $ 0.68        0.00

                                                                2009      0.68        0.86        0.00

                                                                2010      0.86        0.93        0.00

                                                                2011      0.93        0.88        0.00

American Funds Bond Investment Division (Class 2)(f)........... 2006     15.44       15.94        0.00

                                                                2007     15.94       15.83        0.00

                                                                2008     15.83       13.80        0.00

                                                                2009     13.80       14.95        0.00

                                                                2010     14.95       15.30        0.00

                                                                2011     15.30       15.62        0.00

American Funds Global Small Capitalization Investment Division
  (Class 2)(a)................................................. 2003      9.71       10.40        0.00

                                                                2004     10.40       12.09        0.00

                                                                2005     12.09       14.58        0.00

                                                                2006     14.58       17.40        0.00

                                                                2007     17.40       20.32        0.00

                                                                2008     20.32        9.08        0.00

                                                                2009      9.08       14.08        0.00

                                                                2010     14.08       16.58        0.00

                                                                2011     16.58       12.90        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

American Funds(R) Growth Allocation Investment Division
  (Class B)(h).............................................. 2008    $ 1.00      $ 0.62        0.00

                                                             2009      0.62        0.81        0.00

                                                             2010      0.81        0.88        0.00

                                                             2011      0.88        0.81        0.00

American Funds Growth Investment Division (Class 2)(a)...... 2003      9.80       10.41        0.00

                                                             2004     10.41       11.26        0.00

                                                             2005     11.26       12.58        0.00

                                                             2006     12.58       13.34        0.00

                                                             2007     13.34       14.41        0.00

                                                             2008     14.41        7.76        0.00

                                                             2009      7.76       10.41        0.00

                                                             2010     10.41       11.88        0.00

                                                             2011     11.88       10.94        0.00

American Funds Growth-Income Investment Division
  (Class 2)(a).............................................. 2003      9.81       10.57        0.00

                                                             2004     10.57       11.22        0.00

                                                             2005     11.22       11.42        0.00

                                                             2006     11.42       12.66        0.00

                                                             2007     12.66       12.79        0.00

                                                             2008     12.79        7.64        0.00

                                                             2009      7.64        9.64        0.00

                                                             2010      9.64       10.33        0.00

                                                             2011     10.33        9.76        0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)(h).............................................. 2008      1.00        0.75        0.00

                                                             2009      0.75        0.90        0.00

                                                             2010      0.90        0.95        0.00

                                                             2011      0.95        0.92        0.00

                                      3% AIR, .95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Artio International Stock Investment Division......................... 2003    $10.00      $10.81        0.00

                                                                       2004     10.81       12.28        0.00

                                                                       2005     12.28       13.94        0.00

                                                                       2006     13.94       15.62        0.00

                                                                       2007     15.62       16.57        0.00

                                                                       2008     16.57        8.90        0.00

                                                                       2009      8.90       10.46        0.00

                                                                       2010     10.46       10.79        0.00

                                                                       2011     10.79        8.31        0.00

Barclays Capital Aggregate Bond Index Investment Division(a).......... 2003     10.00       10.04        0.00

                                                                       2004     10.04       10.05        0.00

                                                                       2005     10.05        9.87        0.00

                                                                       2006      9.87        9.88        0.00

                                                                       2007      9.88       10.15        0.00

                                                                       2008     10.15       10.35        0.00

                                                                       2009     10.35       10.47        0.00

                                                                       2010     10.47       10.68        0.00

                                                                       2011     10.68       11.04        0.00

BlackRock Aggressive Growth Investment Division(a).................... 2003      9.73       10.26        0.00

                                                                       2004     10.26       11.14        0.00

                                                                       2005     11.14       11.87        0.00

                                                                       2006     11.87       12.18        0.00

                                                                       2007     12.18       14.12        0.00

                                                                       2008     14.12        7.37        0.00

                                                                       2009      7.37       10.59        0.00

                                                                       2010     10.59       11.74        0.00

                                                                       2011     11.74       10.96        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

BlackRock Bond Income Investment Division(a)................ 2003    $10.00      $10.08        0.00

                                                             2004     10.08       10.12        0.00

                                                             2005     10.12        9.97        0.00

                                                             2006      9.97       10.01        0.00

                                                             2007     10.01       10.23        0.00

                                                             2008     10.23        9.50        0.00

                                                             2009      9.50       10.00        0.00

                                                             2010     10.00       10.42        0.00

                                                             2011     10.42       10.68        0.00

BlackRock Diversified Investment Division(a)................ 2003      9.86       10.33        0.00

                                                             2004     10.33       10.78        0.00

                                                             2005     10.78       10.69        0.00

                                                             2006     10.69       11.36        0.00

                                                             2007     11.36       11.57        0.00

                                                             2008     11.57        8.37        0.00

                                                             2009      8.37        9.44        0.00

                                                             2010      9.44        9.95        0.00

                                                             2011      9.95        9.94        0.00

BlackRock Large Cap Core Investment Division*(g)............ 2007     12.62       12.54        0.00

                                                             2008     12.54        7.58        0.00

                                                             2009      7.58        8.71        0.00

                                                             2010      8.71        9.44        0.00

                                                             2011      9.44        9.14        0.00

Black Rock Large Cap Investment Division(a)(g).............. 2003      9.78       10.49        0.00

                                                             2004     10.49       11.18        0.00

                                                             2005     11.18       11.14        0.00

                                                             2006     11.14       12.23        0.00

                                                             2007     12.23       12.73        0.00

                                     3% AIR, .95% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF END OF YEAR   NUMBER OF
                                                                         YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                 YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------------------

BlackRock Large Cap Value Investment Division(b)................... 2004    $10.00      $10.96        0.00

                                                                    2005     10.96       11.17        0.00

                                                                    2006     11.17       12.82        0.00

                                                                    2007     12.82       12.75        0.00

                                                                    2008     12.75        7.98        0.00

                                                                    2009      7.98        8.53        0.00

                                                                    2010      8.53        8.96        0.00

                                                                    2011      8.96        8.83        0.00

BlackRock Legacy Large Cap Growth Investment Division(b)........... 2004     10.00       10.88        0.00

                                                                    2005     10.88       11.20        0.00

                                                                    2006     11.20       11.22        0.00

                                                                    2007     11.22       12.80        0.00

                                                                    2008     12.80        7.82        0.00

                                                                    2009      7.82       10.28        0.00

                                                                    2010     10.28       11.85        0.00

                                                                    2011     11.85       10.38        0.00

BlackRock Legacy Large Cap Growth Investment Division (formerly FI
  Large Cap Investment Division)(i)................................ 2006     18.29       18.19        0.00

                                                                    2007     18.19       18.18        0.00

                                                                    2008     18.18        9.65        0.00

                                                                    2009      9.65        9.98        0.00

Clarion Global Real Estate Investment Division(b).................. 2004     10.00        2.08        0.00

                                                                    2005      2.08        2.27        0.00

                                                                    2006      2.27        3.02        0.00

                                                                    2007      3.02        2.47        0.00

                                                                    2008      2.47        1.39        0.00

                                                                    2009      1.39        1.80        0.00

                                                                    2010      1.80        2.02        0.00

                                                                    2011      2.02        1.84        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Davis Venture Value Investment Division(a).................. 2003    $ 9.84      $10.66        0.00

                                                             2004     10.66       11.51        0.00

                                                             2005     11.51       12.22        0.00

                                                             2006     12.22       13.46        0.00

                                                             2007     13.46       13.54        0.00

                                                             2008     13.54        7.89        0.00

                                                             2009      7.89       10.02        0.00

                                                             2010     10.02       10.79        0.00

                                                             2011     10.79        9.96        0.00

FI Value Leaders Investment Division(b)..................... 2004     10.00       11.20        0.00

                                                             2005     11.20       11.93        0.00

                                                             2006     11.93       12.84        0.00

                                                             2007     12.84       12.87        0.00

                                                             2008     12.87        7.55        0.00

                                                             2009      7.55        8.85        0.00

                                                             2010      8.85        9.75        0.00

                                                             2011      9.75        8.80        0.00

Harris Oakmark International Investment Division(b)......... 2004     10.00       11.46        0.00

                                                             2005     11.46       12.62        0.00

                                                             2006     12.62       15.69        0.00

                                                             2007     15.69       14.96        0.00

                                                             2008     14.96        8.52        0.00

                                                             2009      8.52       12.75        0.00

                                                             2010     12.75       14.30        0.00

                                                             2011     14.30       11.83        0.00

                                    3% AIR, .95% SEPARATE ACCOUNT CHARGE
-------------------------------------------------------------------------------------------------------------
                                                                       BEGINNING OF END OF YEAR   NUMBER OF
                                                                       YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                               YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-------------------------------------------------------------------------------------------------------------

Invesco Small Cap Growth Investment Division(b).................. 2004   $ 10.00      $ 10.64       0.00

                                                                  2005     10.64        11.11       0.00

                                                                  2006     11.11        12.18       0.00

                                                                  2007     12.18        13.04       0.00

                                                                  2008     13.04         7.70       0.00

                                                                  2009      7.70         9.94       0.00

                                                                  2010      9.94        12.09       0.00

                                                                  2011     12.09        11.53       0.00

Janus Forty Investment Division(h)............................... 2008    309.77       166.90       0.00

                                                                  2009    166.90       229.87       0.00

                                                                  2010    229.87       242.47       0.00

                                                                  2011    242.47       216.14       0.00

Jennison Growth Investment Division(c)........................... 2005      9.42        11.16       0.00

                                                                  2006     11.16        11.03       0.00

                                                                  2007     11.03        11.84       0.00

                                                                  2008     11.84         7.24       0.00

                                                                  2009      7.24         9.75       0.00

                                                                  2010      9.75        10.46       0.00

                                                                  2011     10.46        10.12       0.00

Jennison Growth Investment Division (formerly Met/Putnam Voyager
  Investment Division)(a)(c)..................................... 2003      9.82        10.20       0.00

                                                                  2004     10.20        10.30       0.00

                                                                  2005     10.30         9.31       0.00

Lazard Mid Cap Investment Division(b)............................ 2004     10.00        10.73       0.00

                                                                  2005     10.73        11.19       0.00

                                                                  2006     11.19        12.36       0.00

                                                                  2007     12.36        11.59       0.00

                                                                  2008     11.59         6.89       0.00

                                                                  2009      6.89         9.09       0.00

                                                                  2010      9.09        10.78       0.00

                                                                  2011     10.78         9.84       0.00

                                    3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------------
                                                                        BEGINNING OF END OF YEAR   NUMBER OF
                                                                        YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment Division(a)... 2003    $ 9.77      $10.34        0.00

                                                                   2004     10.34       10.82        0.00

                                                                   2005     10.82       11.85        0.00

                                                                   2006     11.85       11.22        0.00

                                                                   2007     11.22       11.07        0.00

                                                                   2008     11.07        6.49        0.00

                                                                   2009      6.49        8.34        0.00

                                                                   2010      8.34        9.95        0.00

                                                                   2011      9.95        9.91        0.00

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division)(k)....... 2006     12.00       12.67        0.00

                                                                   2007     12.67       11.49        0.00

                                                                   2008     11.49        5.03        0.00

                                                                   2009      5.03        6.67        0.00

                                                                   2010      6.67        6.92        0.00

                                                                   2011      6.92        7.30        0.00

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division (formerly
  MFS(R) Investors Trust Investment Division))(a)(d).............. 2003      9.88       10.52        0.00

                                                                   2004     10.52       11.26        0.00

                                                                   2005     11.26       11.62        0.00

                                                                   2006     11.62       12.07        0.00

Loomis Sayles Small Cap Core Investment Division(a)............... 2003      9.76       10.19        0.00

                                                                   2004     10.19       11.40        0.00

                                                                   2005     11.40       11.73        0.00

                                                                   2006     11.73       13.16        0.00

                                                                   2007     13.16       14.16        0.00

                                                                   2008     14.16        8.73        0.00

                                                                   2009      8.73       10.93        0.00

                                                                   2010     10.93       13.41        0.00

                                                                   2011     13.41       12.98        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Growth Investment Division(a)....... 2003    $ 9.60      $10.41        0.00

                                                             2004     10.41       11.16        0.00

                                                             2005     11.16       11.23        0.00

                                                             2006     11.23       11.88        0.00

                                                             2007     11.88       11.94        0.00

                                                             2008     11.94        6.76        0.00

                                                             2009      6.76        8.44        0.00

                                                             2010      8.44       10.69        0.00

                                                             2011     10.69       10.59        0.00

Lord Abbett Bond Debenture Investment Division(a)........... 2003      9.94       10.27        0.00

                                                             2004     10.27       10.71        0.00

                                                             2005     10.71       10.49        0.00

                                                             2006     10.49       11.03        0.00

                                                             2007     11.03       11.34        0.00

                                                             2008     11.34        8.89        0.00

                                                             2009      8.89       11.73        0.00

                                                             2010     11.73       12.77        0.00

                                                             2011     12.77       12.87        0.00

Met/Artisan Mid Cap Value Investment Division(a)............ 2003      9.86       10.80        0.00

                                                             2004     10.80       11.42        0.00

                                                             2005     11.42       12.08        0.00

                                                             2006     12.08       13.07        0.00

                                                             2007     13.07       11.70        0.00

                                                             2008     11.70        6.07        0.00

                                                             2009      6.07        8.27        0.00

                                                             2010      8.27        9.15        0.00

                                                             2011      9.15        9.40        0.00

                                    3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------------
                                                                        BEGINNING OF END OF YEAR   NUMBER OF
                                                                        YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------------

Met/Franklin Income Investment Division (Class B)(h).............. 2008    $ 0.99      $ 0.78        0.00

                                                                   2009      0.78        0.96        0.00

                                                                   2010      0.96        1.03        0.00

                                                                   2011      1.03        1.01        0.00

Met/Franklin Mutual Shares Investment Division (Class B)(h)....... 2008      0.99        0.64        0.00

                                                                   2009      0.64        0.77        0.00

                                                                   2010      0.77        0.83        0.00

                                                                   2011      0.83        0.79        0.00

Met/Franklin Templeton Founding Strategy Investment Division
  (Class B)(h).................................................... 2008      0.99        0.69        0.00

                                                                   2009      0.69        0.85        0.00

                                                                   2010      0.85        0.90        0.00

                                                                   2011      0.90        0.85        0.00

Met/Templeton Growth Investment Division (Class B)(h)............. 2008      0.99        0.64        0.00

                                                                   2009      0.64        0.82        0.00

                                                                   2010      0.82        0.85        0.00

                                                                   2011      0.85        0.76        0.00

MetLife Aggressive Strategy Investment Division................... 2011     10.63        8.97        0.00

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division)(e)(l)................ 2005      9.99       10.98        0.00

                                                                   2006     10.98       12.25        0.00

                                                                   2007     12.25       12.19        0.00

                                                                   2008     12.19        7.00        0.00

                                                                   2009      7.00        8.88        0.00

                                                                   2010      8.88        9.90        0.00

                                                                   2011      9.90       10.66        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MetLife Conservative Allocation Investment Division(e)...... 2005    $ 9.99      $10.14        0.00

                                                             2006     10.14       10.49        0.00

                                                             2007     10.49       10.67        0.00

                                                             2008     10.67        8.81        0.00

                                                             2009      8.81       10.23        0.00

                                                             2010     10.23       10.86        0.00

                                                             2011     10.86       10.81        0.00

MetLife Conservative to Moderate Allocation Investment
  Division(e)............................................... 2005      9.99       10.36        0.00

                                                             2006     10.36       10.96        0.00

                                                             2007     10.96       11.07        0.00

                                                             2008     11.07        8.37        0.00

                                                             2009      8.37        9.98        0.00

                                                             2010      9.98       10.73        0.00

                                                             2011     10.73       10.45        0.00

MetLife Mid Cap Stock Index Investment Division(a).......... 2003      9.78       10.44        0.00

                                                             2004     10.44       11.65        0.00

                                                             2005     11.65       12.58        0.00

                                                             2006     12.58       13.32        0.00

                                                             2007     13.32       13.81        0.00

                                                             2008     13.81        8.47        0.00

                                                             2009      8.47       11.16        0.00

                                                             2010     11.16       13.56        0.00

                                                             2011     13.56       12.80        0.00

MetLife Moderate Allocation Investment Division(e).......... 2005      9.99       10.58        0.00

                                                             2006     10.58       11.42        0.00

                                                             2007     11.42       11.48        0.00

                                                             2008     11.48        7.90        0.00

                                                             2009      7.90        9.63        0.00

                                                             2010      9.63       10.51        0.00

                                                             2011     10.51       10.00        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation Investment
  Division(e)............................................... 2005    $ 9.99      $10.80        0.00

                                                             2006     10.80       11.90        0.00

                                                             2007     11.90       11.92        0.00

                                                             2008     11.92        7.45        0.00

                                                             2009      7.45        9.28        0.00

                                                             2010      9.28       10.25        0.00

                                                             2011     10.25        9.51        0.00

MetLife Stock Index Investment Division(a).................. 2003      9.82       10.54        0.00

                                                             2004     10.54       11.20        0.00

                                                             2005     11.20       11.27        0.00

                                                             2006     11.27       12.52        0.00

                                                             2007     12.52       12.67        0.00

                                                             2008     12.67        7.66        0.00

                                                             2009      7.66        9.30        0.00

                                                             2010      9.30       10.27        0.00

                                                             2011     10.27       10.06        0.00

MFS(R) Research International Investment Division(a)........ 2003      9.98       10.90        0.00

                                                             2004     10.90       12.55        0.00

                                                             2005     12.55       14.09        0.00

                                                             2006     14.09       17.20        0.00

                                                             2007     17.20       18.79        0.00

                                                             2008     18.79       10.43        0.00

                                                             2009     10.43       13.24        0.00

                                                             2010     13.24       14.22        0.00

                                                             2011     14.22       12.25        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MFS(R) Total Return Investment Division(b).................. 2004    $10.00      $10.75        0.00

                                                             2005     10.75       10.66        0.00

                                                             2006     10.66       11.51        0.00

                                                             2007     11.51       11.55        0.00

                                                             2008     11.55        8.64        0.00

                                                             2009      8.64        9.86        0.00

                                                             2010      9.86       10.44        0.00

                                                             2011     10.44       10.28        0.00

MFS(R) Value Investment Division(a)......................... 2003      9.88       10.57        0.00

                                                             2004     10.57       11.33        0.00

                                                             2005     11.33       10.74        0.00

                                                             2006     10.74       12.21        0.00

                                                             2007     12.21       11.29        0.00

                                                             2008     11.29        7.22        0.00

                                                             2009      7.22        8.39        0.00

                                                             2010      8.39        8.99        0.00

                                                             2011      8.99        8.72        0.00

Morgan Stanley EAFE(R) Index Investment Division(a)......... 2003      9.94       10.92        0.00

                                                             2004     10.92       12.57        0.00

                                                             2005     12.57       13.69        0.00

                                                             2006     13.69       16.55        0.00

                                                             2007     16.55       17.64        0.00

                                                             2008     17.64        9.82        0.00

                                                             2009      9.82       12.16        0.00

                                                             2010     12.16       12.65        0.00

                                                             2011     12.65       10.65        0.00

Morgan Stanley Mid Cap Growth Investment Division(j)........ 2010      8.01        9.16        0.00

                                                             2011      9.16        8.22        0.00

                                     3% AIR, .95% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF END OF YEAR   NUMBER OF
                                                                         YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                 YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------------------

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid
  Cap Opportunities Investment Division(a))........................ 2003    $ 9.80      $10.27        0.00

                                                                    2004     10.27       11.57        0.00

                                                                    2005     11.57       11.90        0.00

                                                                    2006     11.90       12.80        0.00

                                                                    2007     12.80       13.34        0.00

                                                                    2008     13.34        5.73        0.00

                                                                    2009      5.73        7.38        0.00

                                                                    2010      7.38        7.93        0.00

Neuberger Berman Genesis Investment Division(a).................... 2003      9.69       10.91        0.00

                                                                    2004     10.91       12.10        0.00

                                                                    2005     12.10       12.12        0.00

                                                                    2006     12.12       13.61        0.00

                                                                    2007     13.61       12.63        0.00

                                                                    2008     12.63        7.48        0.00

                                                                    2009      7.48        8.14        0.00

                                                                    2010      8.14        9.52        0.00

                                                                    2011      9.52        9.69        0.00

Neuberger Berman Mid Cap Value Investment Division(a).............. 2003      9.82       10.61        0.00

                                                                    2004     10.61       12.54        0.00

                                                                    2005     12.54       13.54        0.00

                                                                    2006     13.54       14.52        0.00

                                                                    2007     14.52       14.44        0.00

                                                                    2008     14.44        7.31        0.00

                                                                    2009      7.31       10.41        0.00

                                                                    2010     10.41       12.65        0.00

                                                                    2011     12.65       11.39        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Investment Division(e)..... 2005    $ 8.18      $ 8.76        0.00

                                                             2006      8.76        9.08        0.00

                                                             2007      9.08        9.99        0.00

                                                             2008      9.99        5.21        0.00

                                                             2009      5.21        7.21        0.00

                                                             2010      7.21        7.61        0.00

                                                             2011      7.61        7.25        0.00

Oppenheimer Global Equity Investment Division(a)............ 2003      9.94       10.79        0.00

                                                             2004     10.79       12.08        0.00

                                                             2005     12.08       13.50        0.00

                                                             2006     13.50       15.14        0.00

                                                             2007     15.14       15.51        0.00

                                                             2008     15.51        8.89        0.00

                                                             2009      8.89       12.00        0.00

                                                             2010     12.00       13.41        0.00

                                                             2011     13.41       11.84        0.00

PIMCO Inflation Protected Bond Investment Division(f)....... 2006     11.22       11.16        0.00

                                                             2007     11.16       11.92        0.00

                                                             2008     11.92       10.70        0.00

                                                             2009     10.70       12.18        0.00

                                                             2010     12.18       12.65        0.00

                                                             2011     12.65       13.57        0.00

PIMCO Total Return Investment Division(a)................... 2003     10.00       10.07        0.00

                                                             2004     10.07       10.19        0.00

                                                             2005     10.19       10.04        0.00

                                                             2006     10.04       10.12        0.00

                                                             2007     10.12       10.50        0.00

                                                             2008     10.50       10.16        0.00

                                                             2009     10.16       11.57        0.00

                                                             2010     11.57       12.06        0.00

                                                             2011     12.06       12.00        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

RCM Technology Investment Division(a)....................... 2003    $ 9.57      $10.01        0.00

                                                             2004     10.01        9.22        0.00

                                                             2005      9.22        9.87        0.00

                                                             2006      9.87       10.02        0.00

                                                             2007     10.02       12.68        0.00

                                                             2008     12.68        6.80        0.00

                                                             2009      6.80       10.41        0.00

                                                             2010     10.41       12.84        0.00

                                                             2011     12.84       11.14        0.00

Russell 2000(R) Index Investment Division(a)................ 2003      9.76       10.48        0.00

                                                             2004     10.48       11.87        0.00

                                                             2005     11.87       11.93        0.00

                                                             2006     11.93       13.54        0.00

                                                             2007     13.54       12.82        0.00

                                                             2008     12.82        8.20        0.00

                                                             2009      8.20        9.94        0.00

                                                             2010      9.94       12.13        0.00

                                                             2011     12.13       11.19        0.00

SSgA Growth and Income ETF Investment Division(f)........... 2006     10.55       11.03        0.00

                                                             2007     11.03       11.22        0.00

                                                             2008     11.22        8.10        0.00

                                                             2009      8.10        9.74        0.00

                                                             2010      9.74       10.55        0.00

                                                             2011     10.55       10.27        0.00

SSgA Growth ETF Investment Division(f)...................... 2006     10.75       11.28        0.00

                                                             2007     11.28       11.50        0.00

                                                             2008     11.50        7.42        0.00

                                                             2009      7.42        9.25        0.00

                                                             2010      9.25       10.17        0.00

                                                             2011     10.17        9.60        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Investment Division(a)....... 2003    $ 9.82      $10.58        0.00

                                                             2004     10.58       11.18        0.00

                                                             2005     11.18       11.46        0.00

                                                             2006     11.46       12.48        0.00

                                                             2007     12.48       13.13        0.00

                                                             2008     13.13        7.34        0.00

                                                             2009      7.34       10.12        0.00

                                                             2010     10.12       11.39        0.00

                                                             2011     11.39       10.84        0.00

T. Rowe Price Mid Cap Growth Investment Division(a)......... 2003      9.73       10.35        0.00

                                                             2004     10.35       11.76        0.00

                                                             2005     11.76       13.00        0.00

                                                             2006     13.00       13.32        0.00

                                                             2007     13.32       15.10        0.00

                                                             2008     15.10        8.76        0.00

                                                             2009      8.76       12.29        0.00

                                                             2010     12.29       15.14        0.00

                                                             2011     15.14       14.36        0.00

T. Rowe Price Small Cap Growth Investment Division(a)....... 2003      9.74       10.26        0.00

                                                             2004     10.26       10.97        0.00

                                                             2005     10.97       11.71        0.00

                                                             2006     11.71       11.70        0.00

                                                             2007     11.70       12.36        0.00

                                                             2008     12.36        7.58        0.00

                                                             2009      7.58       10.13        0.00

                                                             2010     10.13       13.15        0.00

                                                             2011     13.15       12.87        0.00

                                 3% AIR, .95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond Opportunities
  Investment Division(a).................................... 2003    $ 9.99      $10.15        0.00

                                                             2004     10.15       10.40        0.00

                                                             2005     10.40       10.29        0.00

                                                             2006     10.29       10.40        0.00

                                                             2007     10.40       10.40        0.00

                                                             2008     10.40        8.50        0.00

                                                             2009      8.50       10.81        0.00

                                                             2010     10.81       11.72        0.00

                                                             2011     11.72       11.96        0.00

Western Asset Management U.S. Government Investment
  Division(a)............................................... 2003     10.00       10.03        0.00

                                                             2004     10.03        9.93        0.00

                                                             2005      9.93        9.72        0.00

                                                             2006      9.72        9.74        0.00

                                                             2007      9.74        9.77        0.00

                                                             2008      9.77        9.36        0.00

                                                             2009      9.36        9.39        0.00

                                                             2010      9.39        9.56        0.00

                                                             2011      9.56        9.70        0.00



                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)(h).............................................. 2008    $1.00        $0.69        0.00

                                                             2009     0.69         0.86        0.00

                                                             2010     0.86         0.93        0.00

                                                             2011     0.93         0.88        0.00

                                   3% AIR, .75% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------------
                                                                     BEGINNING OF END OF YEAR   NUMBER OF
                                                                     YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                             YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------------

American Funds Bond Investment Division (Class 2)(f)........... 2006    $15.71      $16.24        0.00

                                                                2007     16.24       16.17        0.00

                                                                2008     16.17       14.12        0.00

                                                                2009     14.12       15.33        0.00

                                                                2010     15.33       15.72        0.00

                                                                2011     15.72       16.08        0.00

American Funds Global Small Capitalization Investment Division
  (Class 2)(a)................................................. 2003     10.00       10.41        0.00

                                                                2004     10.41       12.12        0.00

                                                                2005     12.12       14.65        0.00

                                                                2006     14.65       17.51        0.00

                                                                2007     17.51       20.49        0.00

                                                                2008     20.49        9.17        0.00

                                                                2009      9.17       14.26        0.00

                                                                2010     14.26       16.82        0.00

                                                                2011     16.82       13.11        0.00

American Funds(R) Growth Allocation Investment Division
  (Class B)(h)................................................. 2008      1.00        0.62        0.00

                                                                2009      0.62        0.81        0.00

                                                                2010      0.81        0.89        0.00

                                                                2011      0.89        0.82        0.00

American Funds Growth Investment Division (Class 2)(a)......... 2003     10.00       10.41        0.00

                                                                2004     10.41       11.28        0.00

                                                                2005     11.28       12.64        0.00

                                                                2006     12.64       13.42        0.00

                                                                2007     13.42       14.53        0.00

                                                                2008     14.53        7.84        0.00

                                                                2009      7.84       10.54        0.00

                                                                2010     10.54       12.05        0.00

                                                                2011     12.05       11.12        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

American Funds Growth-Income Investment Division
  (Class 2)(a).............................................. 2003    $10.00      $10.58        0.00

                                                             2004     10.58       11.25        0.00

                                                             2005     11.25       11.47        0.00

                                                             2006     11.47       12.74        0.00

                                                             2007     12.74       12.89        0.00

                                                             2008     12.89        7.72        0.00

                                                             2009      7.72        9.76        0.00

                                                             2010      9.76       10.48        0.00

                                                             2011     10.48        9.92        0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)(h).............................................. 2008      1.00        0.75        0.00

                                                             2009      0.75        0.90        0.00

                                                             2010      0.90        0.95        0.00

                                                             2011      0.95        0.92        0.00

Artio International Stock Investment Division............... 2003     10.00       10.81        0.00

                                                             2004     10.81       12.31        0.00

                                                             2005     12.31       14.00        0.00

                                                             2006     14.00       15.72        0.00

                                                             2007     15.72       16.71        0.00

                                                             2008     16.71        8.99        0.00

                                                             2009      8.99       10.59        0.00

                                                             2010     10.59       10.94        0.00

                                                             2011     10.94        8.45        0.00

                                      3% AIR, .75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Barclays Capital Aggregate Bond Index Investment Division(a).......... 2003    $10.00      $10.04        0.00

                                                                       2004     10.04       10.07        0.00

                                                                       2005     10.07        9.91        0.00

                                                                       2006      9.91        9.94        0.00

                                                                       2007      9.94       10.24        0.00

                                                                       2008     10.24       10.46        0.00

                                                                       2009     10.46       10.60        0.00

                                                                       2010     10.60       10.83        0.00

                                                                       2011     10.83       11.22        0.00

BlackRock Aggressive Growth Investment Division(a).................... 2003     10.00       10.26        0.00

                                                                       2004     10.26       11.17        0.00

                                                                       2005     11.17       11.92        0.00

                                                                       2006     11.92       12.26        0.00

                                                                       2007     12.26       14.24        0.00

                                                                       2008     14.24        7.44        0.00

                                                                       2009      7.44       10.72        0.00

                                                                       2010     10.72       11.91        0.00

                                                                       2011     11.91       11.14        0.00

BlackRock Bond Income Investment Division(a).......................... 2003     10.00       10.08        0.00

                                                                       2004     10.08       10.14        0.00

                                                                       2005     10.14       10.01        0.00

                                                                       2006     10.01       10.07        0.00

                                                                       2007     10.07       10.32        0.00

                                                                       2008     10.32        9.60        0.00

                                                                       2009      9.60       10.13        0.00

                                                                       2010     10.13       10.57        0.00

                                                                       2011     10.57       10.86        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

BlackRock Diversified Investment Division(a)................ 2003    $10.00      $10.34        0.00

                                                             2004     10.34       10.81        0.00

                                                             2005     10.81       10.73        0.00

                                                             2006     10.73       11.43        0.00

                                                             2007     11.43       11.67        0.00

                                                             2008     11.67        8.45        0.00

                                                             2009      8.45        9.55        0.00

                                                             2010      9.55       10.10        0.00

                                                             2011     10.10       10.10        0.00

BlackRock Large Cap Core Investment Division*(g)............ 2007     12.71       12.64        0.00

                                                             2008     12.64        7.66        0.00

                                                             2009      7.66        8.81        0.00

                                                             2010      8.81        9.57        0.00

                                                             2011      9.57        9.28        0.00

Black Rock Large Cap Investment Division(a)(g).............. 2003     10.00       10.49        0.00

                                                             2004     10.49       11.21        0.00

                                                             2005     11.21       11.19        0.00

                                                             2006     11.19       12.30        0.00

                                                             2007     12.30       12.82        0.00

BlackRock Large Cap Value Investment Division(b)............ 2004     10.00       10.97        0.00

                                                             2005     10.97       11.21        0.00

                                                             2006     11.21       12.89        0.00

                                                             2007     12.89       12.84        0.00

                                                             2008     12.84        8.05        0.00

                                                             2009      8.05        8.63        0.00

                                                             2010      8.63        9.08        0.00

                                                             2011      9.08        8.96        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

BlackRock Legacy Large Cap Growth Investment Division(b).... 2004    $10.00      $10.89        0.00

                                                             2005     10.89       11.24        0.00

                                                             2006     11.24       11.28        0.00

                                                             2007     11.28       12.90        0.00

                                                             2008     12.90        7.89        0.00

                                                             2009      7.89       10.40        0.00

                                                             2010     10.40       12.01        0.00

                                                             2011     12.01       10.54        0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)(i)............ 2006     18.64       18.57        0.00

                                                             2007     18.57       18.60        0.00

                                                             2008     18.60        9.89        0.00

                                                             2009      9.89       10.23        0.00

Clarion Global Real Estate Investment Division(b)........... 2004     10.00        2.08        0.00

                                                             2005      2.08        2.28        0.00

                                                             2006      2.28        3.03        0.00

                                                             2007      3.03        2.49        0.00

                                                             2008      2.49        1.40        0.00

                                                             2009      1.40        1.82        0.00

                                                             2010      1.82        2.04        0.00

                                                             2011      2.04        1.87        0.00

Davis Venture Value Investment Division(a).................. 2003     10.00       10.66        0.00

                                                             2004     10.66       11.54        0.00

                                                             2005     11.54       12.27        0.00

                                                             2006     12.27       13.55        0.00

                                                             2007     13.55       13.65        0.00

                                                             2008     13.65        7.98        0.00

                                                             2009      7.98       10.15        0.00

                                                             2010     10.15       10.95        0.00

                                                             2011     10.95       10.13        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

FI Value Leaders Investment Division(b)..................... 2004   $ 10.00      $ 11.22       0.00

                                                             2005     11.22        11.97       0.00

                                                             2006     11.97        12.91       0.00

                                                             2007     12.91        12.96       0.00

                                                             2008     12.96         7.62       0.00

                                                             2009      7.62         8.95       0.00

                                                             2010      8.95         9.88       0.00

                                                             2011      9.88         8.94       0.00

Harris Oakmark International Investment Division(b)......... 2004     10.00        11.48       0.00

                                                             2005     11.48        12.67       0.00

                                                             2006     12.67        15.77       0.00

                                                             2007     15.77        15.07       0.00

                                                             2008     15.07         8.60       0.00

                                                             2009      8.60        12.89       0.00

                                                             2010     12.89        14.49       0.00

                                                             2011     14.49        12.01       0.00

Invesco Small Cap Growth Investment Division(b)............. 2004     10.00        10.65       0.00

                                                             2005     10.65        11.15       0.00

                                                             2006     11.15        12.24       0.00

                                                             2007     12.24        13.14       0.00

                                                             2008     13.14         7.77       0.00

                                                             2009      7.77        10.05       0.00

                                                             2010     10.05        12.25       0.00

                                                             2011     12.25        11.71       0.00

Janus Forty Investment Division(h).......................... 2008    326.24       176.01       0.00

                                                             2009    176.01       242.90       0.00

                                                             2010    242.90       256.73       0.00

                                                             2011    256.73       229.30       0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Jennison Growth Investment Division(c)...................... 2005    $ 9.45      $11.21        0.00

                                                             2006     11.21       11.10        0.00

                                                             2007     11.10       11.94        0.00

                                                             2008     11.94        7.31        0.00

                                                             2009      7.31        9.87        0.00

                                                             2010      9.87       10.61        0.00

                                                             2011     10.61       10.28        0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)(a)(c)........................ 2003     10.00       10.20        0.00

                                                             2004     10.20       10.32        0.00

                                                             2005     10.32        9.34        0.00

Lazard Mid Cap Investment Division(b)....................... 2004     10.00       10.75        0.00

                                                             2005     10.75       11.23        0.00

                                                             2006     11.23       12.43        0.00

                                                             2007     12.43       11.68        0.00

                                                             2008     11.68        6.96        0.00

                                                             2009      6.96        9.20        0.00

                                                             2010      9.20       10.93        0.00

                                                             2011     10.93        9.99        0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division(a)............................................... 2003     10.00       10.35        0.00

                                                             2004     10.35       10.85        0.00

                                                             2005     10.85       11.90        0.00

                                                             2006     11.90       11.29        0.00

                                                             2007     11.29       11.16        0.00

                                                             2008     11.16        6.56        0.00

                                                             2009      6.56        8.44        0.00

                                                             2010      8.44       10.09        0.00

                                                             2011     10.09       10.07        0.00

                                    3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------------
                                                                        BEGINNING OF END OF YEAR   NUMBER OF
                                                                        YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division)(k)....... 2006    $12.06      $12.75        0.00

                                                                   2007     12.75       11.58        0.00

                                                                   2008     11.58        5.08        0.00

                                                                   2009      5.08        6.75        0.00

                                                                   2010      6.75        7.02        0.00

                                                                   2011      7.02        7.41        0.00

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division (formerly
  MFS(R) Investors Trust Investment Division))(a)(d).............. 2003     10.00       10.52        0.00

                                                                   2004     10.52       11.29        0.00

                                                                   2005     11.29       11.67        0.00

                                                                   2006     11.67       12.13        0.00

Loomis Sayles Small Cap Core Investment Division(a)............... 2003     10.00       10.19        0.00

                                                                   2004     10.19       11.42        0.00

                                                                   2005     11.42       11.78        0.00

                                                                   2006     11.78       13.24        0.00

                                                                   2007     13.24       14.28        0.00

                                                                   2008     14.28        8.82        0.00

                                                                   2009      8.82       11.07        0.00

                                                                   2010     11.07       13.60        0.00

                                                                   2011     13.60       13.19        0.00

Loomis Sayles Small Cap Growth Investment Division(a)............. 2003     10.00       10.42        0.00

                                                                   2004     10.42       11.18        0.00

                                                                   2005     11.18       11.28        0.00

                                                                   2006     11.28       11.96        0.00

                                                                   2007     11.96       12.04        0.00

                                                                   2008     12.04        6.82        0.00

                                                                   2009      6.82        8.55        0.00

                                                                   2010      8.55       10.85        0.00

                                                                   2011     10.85       10.77        0.00

                                      3% AIR, .75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture Investment Division(a)..................... 2003    $10.00      $10.28        0.00

                                                                       2004     10.28       10.74        0.00

                                                                       2005     10.74       10.54        0.00

                                                                       2006     10.54       11.10        0.00

                                                                       2007     11.10       11.43        0.00

                                                                       2008     11.43        8.99        0.00

                                                                       2009      8.99       11.88        0.00

                                                                       2010     11.88       12.95        0.00

                                                                       2011     12.95       13.09        0.00

Met/Artisan Mid Cap Value Investment Division(a)...................... 2003     10.00       10.80        0.00

                                                                       2004     10.80       11.44        0.00

                                                                       2005     11.44       12.13        0.00

                                                                       2006     12.13       13.15        0.00

                                                                       2007     13.15       11.80        0.00

                                                                       2008     11.80        6.14        0.00

                                                                       2009      6.14        8.37        0.00

                                                                       2010      8.37        9.28        0.00

                                                                       2011      9.28        9.55        0.00

Met/Franklin Income Investment Division (Class B)(h).................. 2008      0.99        0.78        0.00

                                                                       2009      0.78        0.96        0.00

                                                                       2010      0.96        1.04        0.00

                                                                       2011      1.04        1.02        0.00

Met/Franklin Mutual Shares Investment Division (Class B)(h)........... 2008      0.99        0.64        0.00

                                                                       2009      0.64        0.78        0.00

                                                                       2010      0.78        0.83        0.00

                                                                       2011      0.83        0.80        0.00

Met/Franklin Templeton Founding Strategy Investment Division
  (Class B)(h)........................................................ 2008      0.99        0.69        0.00

                                                                       2009      0.69        0.85        0.00

                                                                       2010      0.85        0.90        0.00

                                                                       2011      0.90        0.86        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Met/Templeton Growth Investment Division (Class B)(h)....... 2008    $ 0.99      $ 0.64        0.00

                                                             2009      0.64        0.82        0.00

                                                             2010      0.82        0.85        0.00

                                                             2011      0.85        0.76        0.00

MetLife Aggressive Strategy Investment Division............. 2011     10.76        9.09        0.00

MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)(e)(l).. 2005      9.99       10.99        0.00

                                                             2006     10.99       12.29        0.00

                                                             2007     12.29       12.26        0.00

                                                             2008     12.26        7.05        0.00

                                                             2009      7.05        8.96        0.00

                                                             2010      8.96       10.01        0.00

                                                             2011     10.01       10.78        0.00

MetLife Conservative Allocation Investment Division(e)...... 2005      9.99       10.15        0.00

                                                             2006     10.15       10.53        0.00

                                                             2007     10.53       10.72        0.00

                                                             2008     10.72        8.87        0.00

                                                             2009      8.87       10.33        0.00

                                                             2010     10.33       10.98        0.00

                                                             2011     10.98       10.95        0.00

MetLife Conservative to Moderate Allocation Investment
  Division(e)............................................... 2005      9.99       10.38        0.00

                                                             2006     10.38       11.00        0.00

                                                             2007     11.00       11.13        0.00

                                                             2008     11.13        8.43        0.00

                                                             2009      8.43       10.07        0.00

                                                             2010     10.07       10.85        0.00

                                                             2011     10.85       10.59        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MetLife Mid Cap Stock Index Investment Division(a).......... 2003    $10.00      $10.44        0.00

                                                             2004     10.44       11.68        0.00

                                                             2005     11.68       12.64        0.00

                                                             2006     12.64       13.41        0.00

                                                             2007     13.41       13.92        0.00

                                                             2008     13.92        8.56        0.00

                                                             2009      8.56       11.30        0.00

                                                             2010     11.30       13.76        0.00

                                                             2011     13.76       13.01        0.00

MetLife Moderate Allocation Investment Division(e).......... 2005      9.99       10.59        0.00

                                                             2006     10.59       11.45        0.00

                                                             2007     11.45       11.54        0.00

                                                             2008     11.54        7.95        0.00

                                                             2009      7.95        9.72        0.00

                                                             2010      9.72       10.63        0.00

                                                             2011     10.63       10.13        0.00

MetLife Moderate to Aggressive Allocation Investment
  Division(e)............................................... 2005      9.99       10.82        0.00

                                                             2006     10.82       11.94        0.00

                                                             2007     11.94       11.98        0.00

                                                             2008     11.98        7.51        0.00

                                                             2009      7.51        9.36        0.00

                                                             2010      9.36       10.37        0.00

                                                             2011     10.37        9.63        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MetLife Stock Index Investment Division(a).................. 2003    $10.00      $10.54        0.00

                                                             2004     10.54       11.23        0.00

                                                             2005     11.23       11.32        0.00

                                                             2006     11.32       12.60        0.00

                                                             2007     12.60       12.78        0.00

                                                             2008     12.78        7.74        0.00

                                                             2009      7.74        9.42        0.00

                                                             2010      9.42       10.42        0.00

                                                             2011     10.42       10.23        0.00

MFS(R) Research International Investment Division(a)........ 2003     10.00       10.90        0.00

                                                             2004     10.90       12.58        0.00

                                                             2005     12.58       14.15        0.00

                                                             2006     14.15       17.31        0.00

                                                             2007     17.31       18.95        0.00

                                                             2008     18.95       10.54        0.00

                                                             2009     10.54       13.40        0.00

                                                             2010     13.40       14.42        0.00

                                                             2011     14.42       12.45        0.00

MFS(R) Total Return Investment Division(b).................. 2004     10.00       10.76        0.00

                                                             2005     10.76       10.70        0.00

                                                             2006     10.70       11.57        0.00

                                                             2007     11.57       11.63        0.00

                                                             2008     11.63        8.72        0.00

                                                             2009      8.72        9.97        0.00

                                                             2010      9.97       10.58        0.00

                                                             2011     10.58       10.44        0.00

                                     3% AIR, .75% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------------------
                                                                         BEGINNING OF END OF YEAR   NUMBER OF
                                                                         YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                                 YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------------------

MFS(R) Value Investment Division(a)................................ 2003    $10.00      $10.57        0.00

                                                                    2004     10.57       11.35        0.00

                                                                    2005     11.35       10.79        0.00

                                                                    2006     10.79       12.28        0.00

                                                                    2007     12.28       11.38        0.00

                                                                    2008     11.38        7.30        0.00

                                                                    2009      7.30        8.50        0.00

                                                                    2010      8.50        9.12        0.00

                                                                    2011      9.12        8.87        0.00

Morgan Stanley EAFE(R) Index Investment Division(a)................ 2003     10.00       10.93        0.00

                                                                    2004     10.93       12.60        0.00

                                                                    2005     12.60       13.75        0.00

                                                                    2006     13.75       16.66        0.00

                                                                    2007     16.66       17.79        0.00

                                                                    2008     17.79        9.92        0.00

                                                                    2009      9.92       12.31        0.00

                                                                    2010     12.31       12.83        0.00

                                                                    2011     12.83       10.82        0.00

Morgan Stanley Mid Cap Growth Investment Division(j)............... 2010      8.11        9.29        0.00

                                                                    2011      9.29        8.36        0.00

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid
  Cap Opportunities Investment Division(a))........................ 2003     10.00       10.27        0.00

                                                                    2004     10.27       11.60        0.00

                                                                    2005     11.60       11.95        0.00

                                                                    2006     11.95       12.88        0.00

                                                                    2007     12.88       13.45        0.00

                                                                    2008     13.45        5.79        0.00

                                                                    2009      5.79        7.47        0.00

                                                                    2010      7.47        8.03        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Neuberger Berman Genesis Investment Division(a)............. 2003    $10.00      $10.91        0.00

                                                             2004     10.91       12.13        0.00

                                                             2005     12.13       12.17        0.00

                                                             2006     12.17       13.70        0.00

                                                             2007     13.70       12.74        0.00

                                                             2008     12.74        7.56        0.00

                                                             2009      7.56        8.24        0.00

                                                             2010      8.24        9.66        0.00

                                                             2011      9.66        9.85        0.00

Neuberger Berman Mid Cap Value Investment Division(a)....... 2003     10.00       10.61        0.00

                                                             2004     10.61       12.57        0.00

                                                             2005     12.57       13.60        0.00

                                                             2006     13.60       14.61        0.00

                                                             2007     14.61       14.56        0.00

                                                             2008     14.56        7.38        0.00

                                                             2009      7.38       10.54        0.00

                                                             2010     10.54       12.83        0.00

                                                             2011     12.83       11.57        0.00

Oppenheimer Capital Appreciation Investment Division(e)..... 2005      8.25        8.84        0.00

                                                             2006      8.84        9.19        0.00

                                                             2007      9.19       10.13        0.00

                                                             2008     10.13        5.29        0.00

                                                             2009      5.29        7.34        0.00

                                                             2010      7.34        7.76        0.00

                                                             2011      7.76        7.41        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Investment Division(a)............ 2003    $10.00      $10.79        0.00

                                                             2004     10.79       12.11        0.00

                                                             2005     12.11       13.56        0.00

                                                             2006     13.56       15.24        0.00

                                                             2007     15.24       15.64        0.00

                                                             2008     15.64        8.98        0.00

                                                             2009      8.98       12.15        0.00

                                                             2010     12.15       13.61        0.00

                                                             2011     13.61       12.03        0.00

PIMCO Inflation Protected Bond Investment Division(f)....... 2006     11.29       11.24        0.00

                                                             2007     11.24       12.03        0.00

                                                             2008     12.03       10.82        0.00

                                                             2009     10.82       12.34        0.00

                                                             2010     12.34       12.85        0.00

                                                             2011     12.85       13.80        0.00

PIMCO Total Return Investment Division(a)................... 2003     10.00       10.07        0.00

                                                             2004     10.07       10.21        0.00

                                                             2005     10.21       10.09        0.00

                                                             2006     10.09       10.19        0.00

                                                             2007     10.19       10.59        0.00

                                                             2008     10.59       10.26        0.00

                                                             2009     10.26       11.71        0.00

                                                             2010     11.71       12.24        0.00

                                                             2011     12.24       12.19        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

RCM Technology Investment Division(a)....................... 2003    $10.00      $10.02        0.00

                                                             2004     10.02        9.24        0.00

                                                             2005      9.24        9.91        0.00

                                                             2006      9.91       10.08        0.00

                                                             2007     10.08       12.79        0.00

                                                             2008     12.79        6.87        0.00

                                                             2009      6.87       10.53        0.00

                                                             2010     10.53       13.02        0.00

                                                             2011     13.02       11.32        0.00

Russell 2000(R) Index Investment Division(a)................ 2003     10.00       10.49        0.00

                                                             2004     10.49       11.90        0.00

                                                             2005     11.90       11.98        0.00

                                                             2006     11.98       13.63        0.00

                                                             2007     13.63       12.93        0.00

                                                             2008     12.93        8.28        0.00

                                                             2009      8.28       10.06        0.00

                                                             2010     10.06       12.30        0.00

                                                             2011     12.30       11.37        0.00

SSgA Growth and Income ETF Investment Division(f)........... 2006     10.56       11.06        0.00

                                                             2007     11.06       11.27        0.00

                                                             2008     11.27        8.16        0.00

                                                             2009      8.16        9.82        0.00

                                                             2010      9.82       10.66        0.00

                                                             2011     10.66       10.40        0.00

SSgA Growth ETF Investment Division(f)...................... 2006     10.76       11.31        0.00

                                                             2007     11.31       11.55        0.00

                                                             2008     11.55        7.47        0.00

                                                             2009      7.47        9.32        0.00

                                                             2010      9.32       10.28        0.00

                                                             2011     10.28        9.72        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Investment Division(a)....... 2003    $10.00      $10.58        0.00

                                                             2004     10.58       11.21        0.00

                                                             2005     11.21       11.51        0.00

                                                             2006     11.51       12.56        0.00

                                                             2007     12.56       13.24        0.00

                                                             2008     13.24        7.41        0.00

                                                             2009      7.41       10.25        0.00

                                                             2010     10.25       11.56        0.00

                                                             2011     11.56       11.01        0.00

T. Rowe Price Mid Cap Growth Investment Division(a)......... 2003     10.00       10.35        0.00

                                                             2004     10.35       11.79        0.00

                                                             2005     11.79       13.05        0.00

                                                             2006     13.05       13.40        0.00

                                                             2007     13.40       15.22        0.00

                                                             2008     15.22        8.85        0.00

                                                             2009      8.85       12.44        0.00

                                                             2010     12.44       15.36        0.00

                                                             2011     15.36       14.60        0.00

T. Rowe Price Small Cap Growth Investment Division(a)....... 2003     10.00       10.27        0.00

                                                             2004     10.27       10.99        0.00

                                                             2005     10.99       11.76        0.00

                                                             2006     11.76       11.77        0.00

                                                             2007     11.77       12.46        0.00

                                                             2008     12.46        7.66        0.00

                                                             2009      7.66       10.26        0.00

                                                             2010     10.26       13.34        0.00

                                                             2011     13.34       13.08        0.00

                                 3% AIR, .75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
INVESTMENT DIVISION                                          YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond Opportunities
  Investment Division(a).................................... 2003    $10.00      $10.15        0.00

                                                             2004     10.15       10.43        0.00

                                                             2005     10.43       10.33        0.00

                                                             2006     10.33       10.46        0.00

                                                             2007     10.46       10.49        0.00

                                                             2008     10.49        8.59        0.00

                                                             2009      8.59       10.94        0.00

                                                             2010     10.94       11.89        0.00

                                                             2011     11.89       12.16        0.00

Western Asset Management U.S. Government Investment
  Division(a)............................................... 2003     10.00       10.03        0.00

                                                             2004     10.03        9.96        0.00

                                                             2005      9.96        9.76        0.00

                                                             2006      9.76        9.80        0.00

                                                             2007      9.80        9.85        0.00

                                                             2008      9.85        9.46        0.00

                                                             2009      9.46        9.51        0.00

                                                             2010      9.51        9.70        0.00

                                                             2011      9.70        9.86        0.00

-----------
NOTES:

/A /INCEPTION DATE: OCTOBER 27, 2003.

/B /INCEPTION DATE: MAY 1, 2004.

/C /THE ASSETS OF THE MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO THE
   JENNISON GROWTH INVESTMENT DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.


/D /THE ASSETS OF MFS(R) INVESTORS TRUST INVESTMENT DIVISION WERE MERGED INTO
   THE LEGG MASON VALUE EQUITY INVESTMENT DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ANNUITY UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST INVESTMENT DIVISION.


/E /INCEPTION DATE: MAY 1, 2005.

/F /INCEPTION DATE: MAY 1, 2006.


/G /THE ASSETS OF BLACKROCK LARGE CAP INVESTMENT DIVISION OF THE METROPOLITAN
   FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE INVESTMENT DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ANNUITY UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP INVESTMENT DIVISION.


/H /INCEPTION DATE: APRIL 28, 2008.


/I /THE ASSETS OF THE FI LARGE CAP INVESTMENT DIVISION OF THE METROPOLITAN FUND
   WERE MERGED INTO THE BLACKROCK LEGACY LARGE CAP GROWTH INVESTMENT DIVISION OF THE METROPOLITAN FUND ON MAY 1, 2009. ANNUITY UNIT VALUES PRIOR TO MAY 1, 2009 ARE THOSE OF THE FI LARGE CAP INVESTMENT DIVISION.

/J /THE ASSETS OF FI MID CAP OPPORTUNITIES INVESTMENT DIVISION WERE MERGED INTO
   THIS INVESTMENT DIVISION ON MAY 3, 2010. ANNUITY UNIT VALUES PRIOR TO MAY 3, 2010 ARE THOSE OF FI MID CAP OPPORTUNITIES INVESTMENT DIVISION.

/K/ THE ASSETS OF LEGG MASON VALUE EQUITY INVESTMENT DIVISION OF THE MET
    INVESTORS TRUST WERE MERGED INTO THE LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH INVESTMENT DIVISION OF THE MET INVESTORS TRUST ON MAY 2, 2011. ANNUITY UNIT VALUES PRIOR TO MAY 2, 2011 ARE THOSE OF THE LEGG MASON VALUE EQUITY INVESTMENT DIVISION.

/L/ THE ASSETS OF METLIFE AGGRESSIVE ALLOCATION INVESTMENT DIVISION OF THE
    METROPOLITAN FUND WERE MERGED INTO THE METLIFE AGGRESSIVE STRATEGY INVESTMENT DIVISION OF THE MET INVESTORS TRUST ON MAY 2, 2011. ANNUITY UNIT VALUES PRIOR TO MAY 2, 2011 ARE THOSE OF THE METLIFE AGGRESSIVE ALLOCATION INVESTMENT DIVISION.


* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO.
  PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                    LEGAL NAME OF PORTFOLIO SERIES                   MARKETING NAME
----------------------------------- --------------------------------- ------------------------------------------------

AMERICAN FUNDS INSURANCE SERIES(R)             Bond Fund                         American Funds Bond Fund

AMERICAN FUNDS INSURANCE SERIES(R)  Global Small Capitalization Fund  American Funds Global Small Capitalization Fund

AMERICAN FUNDS INSURANCE SERIES(R)         Growth-Income Fund                American Funds Growth-Income Fund

AMERICAN FUNDS INSURANCE SERIES(R)            Growth Fund                       American Funds Growth Fund

APPENDIX D

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGERS



          FORMER PORTFOLIO                          NEW PORTFOLIO
-------------------------------------   -------------------------------------

MET INVESTORS FUND                      METROPOLITAN FUND
  Oppenheimer Capital Appreciation
  Portfolio                               Jennison Growth Portfolio

METROPOLITAN FUND                       MET INVESTORS FUND
  Lord Abbett Mid Cap Value Portfolio     Lord Abbett Mid Cap Value Portfolio



PORTFOLIO NAME CHANGES



          FORMER PORTFOLIO                          NEW PORTFOLIO
-------------------------------------   -------------------------------------

METROPOLITAN FUND                       METROPOLITAN FUND
                                          Baillie Gifford International Stock
  Artio International Stock Portfolio     Portfolio
  Neuberger Berman Mid Cap Value
  Portfolio                               Lord Abbett Mid Cap Value Portfolio
  Morgan Stanley EAFE(R) Index
  Portfolio                               MSCI EAFE(R) Index Portfolio

                          REQUEST FOR A STATEMENT OF
                   ADDITIONAL INFORMATION/CHANGE OF ADDRESS


If You would like any of the following Statements of Additional Information, or have changed Your address, please check the appropriate box below and return to the address below.


..  Metropolitan Life Separate Account E


..  Metropolitan Series Fund


..  Met Investors Series Trust

..  American Funds Insurance Series(R)

..  I have changed my address. My current address is:

_________________  Name _______________________________________________________
(Contract Number)

                   Address ____________________________________________________

_________________         _____________________________________________________
   (Signature)                                                              zip

Metropolitan Life Insurance Company
MetLife Retirement Products

Attn: MetLife Personal IncomePlus(R)

P.O. Box 14660
Lexington, KY 40512-4660

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                       METLIFE PERSONAL INCOME PLUS/SM/
                        GROUP INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                                FORM N-4 PART B

                                April 30, 2012

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Personal IncomePlus/SM/ Contracts and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, MetLife Retirement Products, P.O. Box 14660, Lexington, KY 40512-4660.

   A Statement of Additional Information for the Metropolitan Series Fund, the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series(R) ("American Funds(R)") are attached at the end of this Statement of Additional Information.

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section titled "Important Terms You Should Know" of the Prospectus for MetLife Personal IncomePlus/SM/ Contracts dated April 30, 2012.


                               -----------------

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----

            Independent Registered Public Accounting Firm.....   2
            Principal Underwriter.............................   2
            Distribution and Principal Underwriting Agreement.   2
            Experience Factor.................................   2
            Variable Income Payments..........................   2
            Calculating the Annuity Unit Value................   3
            Advertisement of the Separate Account.............   4
            Voting Rights.....................................   6
            ERISA.............................................   6
            Withdrawals.......................................   7
            Annuity Unit Values...............................   8
            Financial Statements of the Separate Account......   1
            Financial Statements of MetLife................... F-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Income Annuities"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

UNDERWRITING COMMISSIONS


                   UNDERWRITING COMMISSIONS AMOUNT OF UNDERWRITING
                   PAID TO THE DISTRIBUTOR   COMMISSIONS RETAINED
             YEAR       BY THE COMPANY        BY THE DISTRIBUTOR
             ----  ------------------------ ----------------------
             2011        $222,177,300                 $0
             2010        $173,815,499                 $0
             2009        $132,751,280                 $0


EXPERIENCE FACTOR


   We use the term "experience factor" to describe the investment performance for an Investment Division.

   We calculate accumulation unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive accumulation unit value calculations the "Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.


   The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed ..000025905 (the daily equivalent of an effective annual rate of 0.95%) for the Income Annuities.

VARIABLE INCOME PAYMENTS

   "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

AMOUNT OF INCOME PAYMENTS


   The cash You receive periodically from an Investment Division (after Your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Income Annuity specifies the dollar amount of the initial Variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial Variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations or withdrawals are made).


   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated and is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.


   To calculate an Annuity Unit Value, We first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value. The following page contains an example of this calculation for an AIR of 3% and an one day Valuation Period. (Subject to the laws of Your state, the AIR may be in the range of 3% to 6%. The exact value of Your AIR is defined in Your Income Annuity).


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

    ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE FOR METLIFE PERSONAL
                                INCOMEPLUS/SM/

        1.Annuity Unit Value, beginning of period........... $     10.20

        2."Experience factor" for period....................    1.023558

        3.Daily adjustment for 3% Assumed Investment Return.  0.99991902

        4.(2) x (3).........................................    1.023475

        5.Annuity Unit Value, end of period (1) x (4)....... $     10.44

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed


1.Purchase payment..................................................................................... $25,000.00

2.First monthly income payment per $1,000.............................................................. $     5.52

3.First monthly income payment (1) x (2) / 1,000....................................................... $   138.00

4.Assume Annuity Unit Value as of the date purchase payment and all other information received in good
  order equal to (see Illustration of Calculation of Annuity Unit Value above for example)............. $    10.80

5.Number of Annuity Units (3) / (4)....................................................................   12.77778

6.Assume Annuity Unit Value for the second month equal to (10 days prior to payment)................... $    10.97

7.Second monthly Annuity Payment (5) x (6)............................................................. $   140.17

8.Assume Annuity Unit Value for third month equal to................................................... $    10.53

9.Next monthly Annuity Payment (5) x (8)............................................................... $   134.55


DETERMINING THE VARIABLE INCOME PAYMENT


   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first Variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first Variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial Variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.


ADVERTISEMENT OF THE SEPARATE ACCOUNT


      From time to time We advertise the performance of various Separate Account investment divisions. The performance will be stated in terms of either yield, "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to
this formula 2 [(                                    [GRAPHIC]

                                         + 1)/6 /- 1], where "a" represents
dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Change in Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Average annual total return (also known as annualized change in annuity value) calculations ("Standard Performance") differs from the change in Annuity Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary as a result of different AIRs since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.


   These presentations for the Income Annuities reflect a 3% benchmark AIR.

   Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Met Investors Fund and American Funds. After the inception date, actual Annuity Unit Value data is used.

   Historical performance information should not be relied on as a guarantee of future performance results.


   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(R) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(R) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.


   We may state performance for the investment divisions of the Income Annuities which reflect deduction of the Separate Account charge and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.

   Past performance is no guarantee of future results.


   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, We may also provide a presentation that reflects the applicable Separate Account charge, as well as the Annuity Unit Values and the investment-related charge.

   We may assume that the Income Annuity was in existence prior to its inception date. When We do so, We calculate performance based on the historical performance


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

   Historical performance information should not be relied on as a guarantee of future performance results.


   We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, We may also provide a presentation that reflects the applicable Separate Account charge, as well as the Annuity Unit Values and the investment-related charge.


   An illustration should not be replied upon as a guarantee of future results.

VOTING RIGHTS


   In accordance with Our view of the present applicable law, We will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to the Income Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, We determine that We are permitted to vote the shares of the Portfolios in Our own right, We may elect to do so.

   Accordingly, You have voting interests under the Income Annuities described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if We or an affiliate determine that We are permitted to vote any such shares, in Our own right, We may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to Your Income Annuity, in Your sole discretion.


   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's or American Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA


   If Your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under Your Deferred Annuity or Income Annuity may be subject to Your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever You elect to:

      a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which We make payments to You during Your lifetime and then make payments reduced by no more than 50% to Your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);


      b. make certain withdrawals under plans for which a qualified consent is required;


      c.  name someone other than the spouse as Your beneficiary;

      d. use Your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of Your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by Your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to Us. The waiver of a QJSA generally must be executed during the 180-day period (90-day period for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, Your surviving spouse will be Your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by Your spouse, witnessed by a notary public or plan representative and in a form satisfactory to Us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of Your death.

   If the present value of Your benefit is worth $5,000 or less, Your plan generally may provide for distribution of Your entire interest in a lump sum without spousal consent.


WITHDRAWALS


   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at Your Administrative Office, but We may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or reallocation from the Fixed Income Option for the period permitted by law, but for not more than six months.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS


These tables show Annuity Unit Values for Income Annuities with Separate Account charges other than the maximum guaranteed Separate Account charge of ..95% with an AIR of 3% and the minimum guaranteed Separate Account charge of ..75% with an AIR or 3% (which are in Appendix B to the Prospectus) for each Investment Division from year end to year end. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)/(h)/.......................................... 2008   $  1.00      $  0.68       0.00
                                                           2009      0.68         0.84       0.00
                                                           2010      0.84         0.90       0.00
                                                           2011      0.90         0.84       0.00

American Funds Bond Investment Division (Class 2)/(f)/.... 2006     15.43        15.83       0.00
                                                           2007     15.83        15.58       0.00
                                                           2008     15.58        13.45       0.00
                                                           2009     13.45        14.42       0.00
                                                           2010     14.42        14.62       0.00
                                                           2011     14.62        14.78       0.00

American Funds Global Small Capitalization Investment
  Division (Class 2)/(a)/................................. 2003      9.37        10.03       0.00
                                                           2004     10.03        11.54       0.00
                                                           2005     11.54        13.79       0.00
                                                           2006     13.79        16.29       0.00
                                                           2007     16.29        18.84       0.00
                                                           2008     18.84         8.34       0.00
                                                           2009      8.34        12.81       0.00
                                                           2010     12.81        14.94       0.00
                                                           2011     14.94        11.50       0.00

American Funds(R) Growth Allocation Investment Division
  (Class B)/(h)/.......................................... 2008      1.00         0.62       0.00
                                                           2009      0.62         0.79       0.00
                                                           2010      0.79         0.86       0.00
                                                           2011      0.86         0.78       0.00

American Funds Growth Investment Division (Class 2)/(a)/.. 2003      7.34         7.79       0.00
                                                           2004      7.79         8.35       0.00
                                                           2005      8.35         9.24       0.00
                                                           2006      9.24         9.70       0.00
                                                           2007      9.70        10.38       0.00
                                                           2008     10.38         5.54       0.00
                                                           2009      5.54         7.35       0.00
                                                           2010      7.35         8.31       0.00
                                                           2011      8.31         7.58       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds Growth-Income Investment Division
  (Class 2)/(a)/.......................................... 2003   $  8.59      $  9.25       0.00
                                                           2004      9.25         9.73       0.00
                                                           2005      9.73         9.81       0.00
                                                           2006      9.81        10.76       0.00
                                                           2007     10.76        10.76       0.00
                                                           2008     10.76         6.37       0.00
                                                           2009      6.37         7.96       0.00
                                                           2010      7.96         8.45       0.00
                                                           2011      8.45         7.90       0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)/(h)/.......................................... 2008      1.00         0.75       0.00
                                                           2009      0.75         0.88       0.00
                                                           2010      0.88         0.93       0.00
                                                           2011      0.93         0.89       0.00

Artio International Stock Investment Division............. 2003      5.99         6.46       0.00
                                                           2004      6.46         7.27       0.00
                                                           2005      7.27         8.18       0.00
                                                           2006      8.18         9.08       0.00
                                                           2007      9.08         9.53       0.00
                                                           2008      9.53         5.07       0.00
                                                           2009      5.07         5.90       0.00
                                                           2010      5.90         6.03       0.00
                                                           2011      6.03         4.60       0.00

Barclays Capital Aggregate Bond Index Investment
  Division/(a)/........................................... 2003     10.60        10.64       0.00
                                                           2004     10.64        10.55       0.00
                                                           2005     10.55        10.25       0.00
                                                           2006     10.25        10.17       0.00
                                                           2007     10.17        10.35       0.00
                                                           2008     10.35        10.45       0.00
                                                           2009     10.45        10.47       0.00
                                                           2010     10.47        10.57       0.00
                                                           2011     10.57        10.83       0.00

BlackRock Aggressive Growth Investment Division/(a)/...... 2003      9.73        10.24       0.00
                                                           2004     10.24        11.02       0.00
                                                           2005     11.02        11.62       0.00
                                                           2006     11.62        11.81       0.00
                                                           2007     11.81        13.56       0.00
                                                           2008     13.56         7.01       0.00
                                                           2009      7.01         9.98       0.00
                                                           2010      9.98        10.96       0.00
                                                           2011     10.96        10.12       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

BlackRock Bond Income Investment Division/(a)/........................ 2003   $  12.46    $  12.54       0.00
                                                                       2004      12.54       12.47       0.00
                                                                       2005      12.47       12.16       0.00
                                                                       2006      12.16       12.10       0.00
                                                                       2007      12.10       12.25       0.00
                                                                       2008      12.25       11.26       0.00
                                                                       2009      11.26       11.74       0.00
                                                                       2010      11.74       12.12       0.00
                                                                       2011      12.12       12.30       0.00

BlackRock Diversified Investment Division/(a)/........................ 2003      13.47       14.08       0.00
                                                                       2004      14.08       14.55       0.00
                                                                       2005      14.55       14.28       0.00
                                                                       2006      14.28       15.04       0.00
                                                                       2007      15.04       15.17       0.00
                                                                       2008      15.17       10.86       0.00
                                                                       2009      10.86       12.14       0.00
                                                                       2010      12.14       12.67       0.00
                                                                       2011      12.67       12.53       0.00

BlackRock Large Cap Core Investment Division*/(g)/.................... 2007      17.44       17.21       0.00
                                                                       2008      17.21       10.30       0.00
                                                                       2009      10.30       11.72       0.00
                                                                       2010      11.72       12.59       0.00
                                                                       2011      12.59       12.07       0.00

Black Rock Large Cap Investment Division/(a)(g)/...................... 2003      13.99       14.97       0.00
                                                                       2004      14.97       15.80       0.00
                                                                       2005      15.80       15.59       0.00
                                                                       2006      15.59       16.95       0.00
                                                                       2007      16.95       17.59       0.00

BlackRock Large Cap Value Investment Division/(b)/.................... 2004      10.00       10.89       0.00
                                                                       2005      10.89       10.99       0.00
                                                                       2006      10.99       12.50       0.00
                                                                       2007      12.50       12.30       0.00
                                                                       2008      12.30        7.63       0.00
                                                                       2009       7.63        8.08       0.00
                                                                       2010       8.08        8.40       0.00
                                                                       2011       8.40        8.19       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

BlackRock Legacy Large Cap Growth Investment
  Division/(b)/....................................... 2004   $  10.00    $  10.81       0.00
                                                       2005      10.81       11.02       0.00
                                                       2006      11.02       10.93       0.00
                                                       2007      10.93       12.36       0.00
                                                       2008      12.36        7.47       0.00
                                                       2009       7.47        9.73       0.00
                                                       2010       9.73       11.11       0.00
                                                       2011      11.11        9.64       0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)/(i)/.... 2006      18.29       18.08       0.00
                                                       2007      18.08       17.89       0.00
                                                       2008      17.89        9.40       0.00
                                                       2009       9.40        9.69       0.00

Clarion Global Real Estate Investment Division/(b)/... 2004      10.00        2.07       0.00
                                                       2005       2.07        2.24       0.00
                                                       2006       2.24        2.94       0.00
                                                       2007       2.94        2.39       0.00
                                                       2008       2.39        1.33       0.00
                                                       2009       1.33        1.71       0.00
                                                       2010       1.71        1.89       0.00
                                                       2011       1.89        1.71       0.00

Davis Venture Value Investment Division/(a)/.......... 2003       7.78        8.41       0.00
                                                       2004       8.41        9.00       0.00
                                                       2005       9.00        9.46       0.00
                                                       2006       9.46       10.33       0.00
                                                       2007      10.33       10.28       0.00
                                                       2008      10.28        5.94       0.00
                                                       2009       5.94        7.47       0.00
                                                       2010       7.47        7.97       0.00
                                                       2011       7.97        7.28       0.00

FI Value Leaders Investment Division/(b)/............. 2004      10.00       11.13       0.00
                                                       2005      11.13       11.74       0.00
                                                       2006      11.74       12.52       0.00
                                                       2007      12.52       12.42       0.00
                                                       2008      12.42        7.22       0.00
                                                       2009       7.22        8.38       0.00
                                                       2010       8.38        9.14       0.00
                                                       2011       9.14        8.17       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------
                                                               BEGINNING OF END OF YEAR   NUMBER OF
                                                               YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------

Harris Oakmark International Investment Division/(b)/.... 2004   $  10.00    $  11.39       0.00
                                                          2005      11.39       12.42       0.00
                                                          2006      12.42       15.29       0.00
                                                          2007      15.29       14.43       0.00
                                                          2008      14.43        8.15       0.00
                                                          2009       8.15       12.07       0.00
                                                          2010      12.07       13.41       0.00
                                                          2011      13.41       10.99       0.00

Invesco Small Cap Growth Investment Division/(b)/........ 2004      10.00       10.57       0.00
                                                          2005      10.57       10.94       0.00
                                                          2006      10.94       11.87       0.00
                                                          2007      11.87       12.59       0.00
                                                          2008      12.59        7.36       0.00
                                                          2009       7.36        9.41       0.00
                                                          2010       9.41       11.33       0.00
                                                          2011      11.33       10.71       0.00

Janus Forty Investment Division/(h)/..................... 2008     306.77      164.20       0.00
                                                          2009     164.20      223.98       0.00
                                                          2010     223.98      233.99       0.00
                                                          2011     233.99      206.58       0.00

Jennison Growth Investment Division/(c)/................. 2005       3.53        4.15       0.00
                                                          2006       4.15        4.07       0.00
                                                          2007       4.07        4.32       0.00
                                                          2008       4.32        2.62       0.00
                                                          2009       2.62        3.49       0.00
                                                          2010       3.49        3.71       0.00
                                                          2011       3.71        3.55       0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)/(a)(c)/................... 2003       3.73        3.87       0.00
                                                          2004       3.87        3.87       0.00
                                                          2005       3.87        3.49       0.00

Lazard Mid Cap Investment Division/(b)/.................. 2004      10.00       10.66       0.00
                                                          2005      10.66       11.01       0.00
                                                          2006      11.01       12.05       0.00
                                                          2007      12.05       11.19       0.00
                                                          2008      11.19        6.59       0.00
                                                          2009       6.59        8.61       0.00
                                                          2010       8.61       10.11       0.00
                                                          2011      10.11        9.13       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment Division/(a)/..... 2003   $  5.86      $  6.19       0.00
                                                                       2004      6.19         6.42       0.00
                                                                       2005      6.42         6.96       0.00
                                                                       2006      6.96         6.52       0.00
                                                                       2007      6.52         6.37       0.00
                                                                       2008      6.37         3.70       0.00
                                                                       2009      3.70         4.71       0.00
                                                                       2010      4.71         5.56       0.00
                                                                       2011      5.56         5.49       0.00

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division)/(k)/......... 2006      8.54         8.96       0.00
                                                                       2007      8.96         8.04       0.00
                                                                       2008      8.04         3.49       0.00
                                                                       2009      3.49         4.58       0.00
                                                                       2010      4.58         4.70       0.00
                                                                       2011      4.70         4.95       0.00

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division (formerly
  MFS(R) Investors Trust Investment Division))/(a)(d)/................ 2003      7.19         7.65       0.00
                                                                       2004      7.65         8.11       0.00
                                                                       2005      8.11         8.29       0.00
                                                                       2006      8.29         8.58       0.00

Loomis Sayles Small Cap Core Investment Division/(a)/................. 2003      7.87         8.20       0.00
                                                                       2004      8.20         9.08       0.00
                                                                       2005      9.08         9.26       0.00
                                                                       2006      9.26        10.29       0.00
                                                                       2007     10.29        10.96       0.00
                                                                       2008     10.96         6.69       0.00
                                                                       2009      6.69         8.30       0.00
                                                                       2010      8.30        10.08       0.00
                                                                       2011     10.08         9.66       0.00

Loomis Sayles Small Cap Growth Investment Division/(a)/............... 2003      7.52         8.15       0.00
                                                                       2004      8.15         8.65       0.00
                                                                       2005      8.65         8.62       0.00
                                                                       2006      8.62         9.04       0.00
                                                                       2007      9.04         9.00       0.00
                                                                       2008      9.00         5.04       0.00
                                                                       2009      5.04         6.24       0.00
                                                                       2010      6.24         7.83       0.00
                                                                       2011      7.83         7.68       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture Investment Division/(a)/................... 2003   $  9.51      $  9.81       0.00
                                                                       2004      9.81        10.13       0.00
                                                                       2005     10.13         9.83       0.00
                                                                       2006      9.83        10.24       0.00
                                                                       2007     10.24        10.41       0.00
                                                                       2008     10.41         8.09       0.00
                                                                       2009      8.09        10.57       0.00
                                                                       2010     10.57        11.40       0.00
                                                                       2011     11.40        11.38       0.00

Met/Artisan Mid Cap Value Investment Division/(a)/.................... 2003     10.94        11.97       0.00
                                                                       2004     11.97        12.54       0.00
                                                                       2005     12.54        13.13       0.00
                                                                       2006     13.13        14.07       0.00
                                                                       2007     14.07        12.48       0.00
                                                                       2008     12.48         6.42       0.00
                                                                       2009      6.42         8.65       0.00
                                                                       2010      8.65         9.48       0.00
                                                                       2011      9.48         9.64       0.00

Met/Franklin Income Investment Division (Class B)/(h)/................ 2008      0.99         0.77       0.00
                                                                       2009      0.77         0.94       0.00
                                                                       2010      0.94         1.01       0.00
                                                                       2011      1.01         0.98       0.00

Met/Franklin Mutual Shares Investment Division (Class B)/(h)/......... 2008      0.99         0.64       0.00
                                                                       2009      0.64         0.76       0.00
                                                                       2010      0.76         0.81       0.00
                                                                       2011      0.81         0.76       0.00

Met/Franklin Templeton Founding Strategy Investment Division
  (Class B)/(h)/...................................................... 2008      0.99         0.68       0.00
                                                                       2009      0.68         0.84       0.00
                                                                       2010      0.84         0.88       0.00
                                                                       2011      0.88         0.82       0.00

Met/Templeton Growth Investment Division (Class B)/(h)/............... 2008      0.99         0.64       0.00
                                                                       2009      0.64         0.81       0.00
                                                                       2010      0.81         0.83       0.00
                                                                       2011      0.83         0.73       0.00

MetLife Aggressive Strategy Investment Division....................... 2011     10.03         8.41       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division)/(e)(l)/.................. 2005   $  9.99     $  10.90       0.00
                                                                       2006     10.90        12.06       0.00
                                                                       2007     12.06        11.88       0.00
                                                                       2008     11.88         6.75       0.00
                                                                       2009      6.75         8.49       0.00
                                                                       2010      8.49         9.37       0.00
                                                                       2011      9.37        10.05       0.00

MetLife Conservative Allocation Investment Division/(e)/.............. 2005      9.99        10.07       0.00
                                                                       2006     10.07        10.32       0.00
                                                                       2007     10.32        10.39       0.00
                                                                       2008     10.39         8.50       0.00
                                                                       2009      8.50         9.78       0.00
                                                                       2010      9.78        10.28       0.00
                                                                       2011     10.28        10.13       0.00

MetLife Conservative to Moderate Allocation Investment Division/(e)/.. 2005      9.99        10.30       0.00
                                                                       2006     10.30        10.79       0.00
                                                                       2007     10.79        10.79       0.00
                                                                       2008     10.79         8.07       0.00
                                                                       2009      8.07         9.54       0.00
                                                                       2010      9.54        10.16       0.00
                                                                       2011     10.16         9.80       0.00

MetLife Mid Cap Stock Index Investment Division/(a)/.................. 2003      9.60        10.23       0.00
                                                                       2004     10.23        11.30       0.00
                                                                       2005     11.30        12.09       0.00
                                                                       2006     12.09        12.68       0.00
                                                                       2007     12.68        13.01       0.00
                                                                       2008     13.01         7.91       0.00
                                                                       2009      7.91        10.32       0.00
                                                                       2010     10.32        12.41       0.00
                                                                       2011     12.41        11.60       0.00

MetLife Moderate Allocation Investment Division/(e)/.................. 2005      9.99        10.51       0.00
                                                                       2006     10.51        11.23       0.00
                                                                       2007     11.23        11.18       0.00
                                                                       2008     11.18         7.62       0.00
                                                                       2009      7.62         9.21       0.00
                                                                       2010      9.21         9.95       0.00
                                                                       2011      9.95         9.37       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation Investment Division/(e)/.... 2005   $  9.99     $  10.73       0.00
                                                                       2006     10.73        11.71       0.00
                                                                       2007     11.71        11.61       0.00
                                                                       2008     11.61         7.19       0.00
                                                                       2009      7.19         8.87       0.00
                                                                       2010      8.87         9.70       0.00
                                                                       2011      9.70         8.91       0.00

MetLife Stock Index Investment Division/(a)/.......................... 2003     16.84        18.06       0.00
                                                                       2004     18.06        19.01       0.00
                                                                       2005     19.01        18.95       0.00
                                                                       2006     18.95        20.84       0.00
                                                                       2007     20.84        20.89       0.00
                                                                       2008     20.89        12.51       0.00
                                                                       2009     12.51        15.04       0.00
                                                                       2010     15.04        16.45       0.00
                                                                       2011     16.45        15.96       0.00

MFS(R) Research International Investment Division/(a)/................ 2003      8.29         9.04       0.00
                                                                       2004      9.04        10.31       0.00
                                                                       2005     10.31        11.46       0.00
                                                                       2006     11.46        13.86       0.00
                                                                       2007     13.86        15.00       0.00
                                                                       2008     15.00         8.24       0.00
                                                                       2009      8.24        10.36       0.00
                                                                       2010     10.36        11.02       0.00
                                                                       2011     11.02         9.40       0.00

MFS(R) Total Return Investment Division/(b)/.......................... 2004     10.00        10.68       0.00
                                                                       2005     10.68        10.49       0.00
                                                                       2006     10.49        11.21       0.00
                                                                       2007     11.21        11.15       0.00
                                                                       2008     11.15         8.26       0.00
                                                                       2009      8.26         9.33       0.00
                                                                       2010      9.33         9.79       0.00
                                                                       2011      9.79         9.55       0.00

MFS(R) Value Investment Division/(a)/................................. 2003      9.46        10.11       0.00
                                                                       2004     10.11        10.72       0.00
                                                                       2005     10.72        10.07       0.00
                                                                       2006     10.07        11.34       0.00
                                                                       2007     11.34        10.38       0.00
                                                                       2008     10.38         6.58       0.00
                                                                       2009      6.58         7.57       0.00
                                                                       2010      7.57         8.04       0.00
                                                                       2011      8.04         7.72       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Morgan Stanley EAFE(R) Index Investment Division/(a)/................. 2003   $  7.36      $  8.07       0.00
                                                                       2004      8.07         9.19       0.00
                                                                       2005      9.19         9.92       0.00
                                                                       2006      9.92        11.88       0.00
                                                                       2007     11.88        12.54       0.00
                                                                       2008     12.54         6.91       0.00
                                                                       2009      6.91         8.47       0.00
                                                                       2010      8.47         8.73       0.00
                                                                       2011      8.73         7.28       0.00

Morgan Stanley Mid Cap Growth Investment Division/(j)/................ 2010      8.49         9.65       0.00
                                                                       2011      9.65         8.58       0.00

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid
  Cap Opportunities Investment Division/(a)/)......................... 2003     11.06        11.57       0.00
                                                                       2004     11.57        12.92       0.00
                                                                       2005     12.92        13.16       0.00
                                                                       2006     13.16        14.02       0.00
                                                                       2007     14.02        14.46       0.00
                                                                       2008     14.46         6.16       0.00
                                                                       2009      6.16         7.85       0.00
                                                                       2010      7.85         8.40       0.00

Neuberger Berman Genesis Investment Division/(a)/..................... 2003     12.68        14.24       0.00
                                                                       2004     14.24        15.65       0.00
                                                                       2005     15.65        15.52       0.00
                                                                       2006     15.52        17.26       0.00
                                                                       2007     17.26        15.87       0.00
                                                                       2008     15.87         9.31       0.00
                                                                       2009      9.31        10.03       0.00
                                                                       2010     10.03        11.62       0.00
                                                                       2011     11.62        11.71       0.00

Neuberger Berman Mid Cap Value Investment Division/(a)/............... 2003     14.06        15.17       0.00
                                                                       2004     15.17        17.76       0.00
                                                                       2005     17.76        18.99       0.00
                                                                       2006     18.99        20.17       0.00
                                                                       2007     20.17        19.87       0.00
                                                                       2008     19.87         9.96       0.00
                                                                       2009      9.96        14.05       0.00
                                                                       2010     14.05        16.91       0.00
                                                                       2011     16.91        15.07       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Investment Division/(e)/............. 2005   $  8.18      $  8.70       0.00
                                                                       2006      8.70         8.94       0.00
                                                                       2007      8.94         9.74       0.00
                                                                       2008      9.74         5.02       0.00
                                                                       2009      5.02         6.89       0.00
                                                                       2010      6.89         7.20       0.00
                                                                       2011      7.20         6.79       0.00

Oppenheimer Global Equity Investment Division/(a)/.................... 2003      9.51        10.32       0.00
                                                                       2004     10.32        11.44       0.00
                                                                       2005     11.44        12.66       0.00
                                                                       2006     12.66        14.07       0.00
                                                                       2007     14.07        14.26       0.00
                                                                       2008     14.26         8.10       0.00
                                                                       2009      8.10        10.82       0.00
                                                                       2010     10.82        11.98       0.00
                                                                       2011     11.98        10.48       0.00

PIMCO Inflation Protected Bond Investment Division/(f)/............... 2006     11.22        11.08       0.00
                                                                       2007     11.08        11.72       0.00
                                                                       2008     11.72        10.42       0.00
                                                                       2009     10.42        11.75       0.00
                                                                       2010     11.75        12.09       0.00
                                                                       2011     12.09        12.84       0.00

PIMCO Total Return Investment Division/(a)/........................... 2003     10.64        10.69       0.00
                                                                       2004     10.69        10.72       0.00
                                                                       2005     10.72        10.46       0.00
                                                                       2006     10.46        10.44       0.00
                                                                       2007     10.44        10.73       0.00
                                                                       2008     10.73        10.28       0.00
                                                                       2009     10.28        11.59       0.00
                                                                       2010     11.59        11.97       0.00
                                                                       2011     11.97        11.79       0.00

RCM Technology Investment Division/(a)/............................... 2003      4.91         5.14       0.00
                                                                       2004      5.14         4.68       0.00
                                                                       2005      4.68         4.97       0.00
                                                                       2006      4.97         4.99       0.00
                                                                       2007      4.99         6.26       0.00
                                                                       2008      6.26         3.32       0.00
                                                                       2009      3.32         5.04       0.00
                                                                       2010      5.04         6.15       0.00
                                                                       2011      6.15         5.29       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Russell 2000(R) Index Investment Division/(a)/.............. 2003   $  10.58    $  11.36       0.00
                                                             2004      11.36       12.74       0.00
                                                             2005      12.74       12.68       0.00
                                                             2006      12.68       14.25       0.00
                                                             2007      14.25       13.36       0.00
                                                             2008      13.36        8.46       0.00
                                                             2009       8.46       10.16       0.00
                                                             2010      10.16       12.28       0.00
                                                             2011      12.28       11.22       0.00

SSgA Growth and Income ETF Investment Division/(f)/......... 2006      10.55       10.96       0.00
                                                             2007      10.96       11.04       0.00
                                                             2008      11.04        7.90       0.00
                                                             2009       7.90        9.40       0.00
                                                             2010       9.40       10.08       0.00
                                                             2011      10.08        9.73       0.00

SSgA Growth ETF Investment Division/(f)/.................... 2006      10.75       11.21       0.00
                                                             2007      11.21       11.31       0.00
                                                             2008      11.31        7.23       0.00
                                                             2009       7.23        8.92       0.00
                                                             2010       8.92        9.72       0.00
                                                             2011       9.72        9.09       0.00

T. Rowe Price Large Cap Growth Investment Division/(a)/..... 2003       8.78        9.44       0.00
                                                             2004       9.44        9.88       0.00
                                                             2005       9.88       10.03       0.00
                                                             2006      10.03       10.83       0.00
                                                             2007      10.83       11.28       0.00
                                                             2008      11.28        6.24       0.00
                                                             2009       6.24        8.52       0.00
                                                             2010       8.52        9.50       0.00
                                                             2011       9.50        8.95       0.00

T. Rowe Price Mid Cap Growth Investment Division/(a)/....... 2003       5.39        5.73       0.00
                                                             2004       5.73        6.44       0.00
                                                             2005       6.44        7.05       0.00
                                                             2006       7.05        7.16       0.00
                                                             2007       7.16        8.03       0.00
                                                             2008       8.03        4.62       0.00
                                                             2009       4.62        6.42       0.00
                                                             2010       6.42        7.83       0.00
                                                             2011       7.83        7.35       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                4% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Investment Division/(a)/... 2003   $  9.15      $  9.63       0.00
                                                           2004      9.63        10.19       0.00
                                                           2005     10.19        10.77       0.00
                                                           2006     10.77        10.66       0.00
                                                           2007     10.66        11.16       0.00
                                                           2008     11.16         6.78       0.00
                                                           2009      6.78         8.97       0.00
                                                           2010      8.97        11.53       0.00
                                                           2011     11.53        11.18       0.00

Western Asset Management Strategic Bond Opportunities
  Investment Division/(a)/................................ 2003     11.08        11.25       0.00
                                                           2004     11.25        11.42       0.00
                                                           2005     11.42        11.19       0.00
                                                           2006     11.19        11.20       0.00
                                                           2007     11.20        11.09       0.00
                                                           2008     11.09         8.98       0.00
                                                           2009      8.98        11.31       0.00
                                                           2010     11.31        12.14       0.00
                                                           2011     12.14        12.27       0.00

Western Asset Management U.S. Government Investment
  Division/(a)/........................................... 2003     10.05        10.06       0.00
                                                           2004     10.06         9.87       0.00
                                                           2005      9.87         9.57       0.00
                                                           2006      9.57         9.49       0.00
                                                           2007      9.49         9.43       0.00
                                                           2008      9.43         8.95       0.00
                                                           2009      8.95         8.89       0.00
                                                           2010      8.89         8.96       0.00
                                                           2011      8.96         9.01       0.00

                                5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)/(h)/.......................................... 2008   $  1.00      $  0.68       0.00
                                                           2009      0.68         0.83       0.00
                                                           2010      0.83         0.88       0.00
                                                           2011      0.88         0.82       0.00

American Funds Bond Investment Division (Class 2)/(f)/.... 2006     15.43        15.73       0.00
                                                           2007     15.73        15.33       0.00
                                                           2008     15.33        13.11       0.00
                                                           2009     13.11        13.92       0.00
                                                           2010     13.92        13.98       0.00
                                                           2011     13.98        14.00       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization Investment
  Division (Class 2)/(a)/................................. 2003   $  9.72     $  10.37       0.00
                                                           2004     10.37        11.82       0.00
                                                           2005     11.82        13.99       0.00
                                                           2006     13.99        16.37       0.00
                                                           2007     16.37        18.75       0.00
                                                           2008     18.75         8.22       0.00
                                                           2009      8.22        12.51       0.00
                                                           2010     12.51        14.45       0.00
                                                           2011     14.45        11.02       0.00

American Funds(R) Growth Allocation Investment Division
  (Class B)/(h)/.......................................... 2008      1.00         0.62       0.00
                                                           2009      0.62         0.78       0.00
                                                           2010      0.78         0.84       0.00
                                                           2011      0.84         0.76       0.00

American Funds Growth Investment Division (Class 2)/(a)/.. 2003      9.80        10.37       0.00
                                                           2004     10.37        11.01       0.00
                                                           2005     11.01        12.07       0.00
                                                           2006     12.07        12.55       0.00
                                                           2007     12.55        13.30       0.00
                                                           2008     13.30         7.03       0.00
                                                           2009      7.03         9.24       0.00
                                                           2010      9.24        10.35       0.00
                                                           2011     10.35         9.35       0.00

American Funds Growth-Income Investment Division
  (Class 2)/(a)/.......................................... 2003      9.81        10.54       0.00
                                                           2004     10.54        10.97       0.00
                                                           2005     10.97        10.96       0.00
                                                           2006     10.96        11.91       0.00
                                                           2007     11.91        11.80       0.00
                                                           2008     11.80         6.92       0.00
                                                           2009      6.92         8.56       0.00
                                                           2010      8.56         9.00       0.00
                                                           2011      9.00         8.34       0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)/(h)/.......................................... 2008      1.00         0.74       0.00
                                                           2009      0.74         0.87       0.00
                                                           2010      0.87         0.90       0.00
                                                           2011      0.90         0.85       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Artio International Stock Investment Division............... 2003   $  10.01    $  10.77       0.00
                                                             2004      10.77       12.01       0.00
                                                             2005      12.01       13.37       0.00
                                                             2006      13.37       14.70       0.00
                                                             2007      14.70       15.30       0.00
                                                             2008      15.30        8.06       0.00
                                                             2009       8.06        9.29       0.00
                                                             2010       9.29        9.40       0.00
                                                             2011       9.40        7.10       0.00

Barclays Capital Aggregate Bond Index Investment
  Division/(a)/............................................. 2003      10.34       10.35       0.00
                                                             2004      10.35       10.16       0.00
                                                             2005      10.16        9.79       0.00
                                                             2006       9.79        9.62       0.00
                                                             2007       9.62        9.69       0.00
                                                             2008       9.69        9.69       0.00
                                                             2009       9.69        9.62       0.00
                                                             2010       9.62        9.62       0.00
                                                             2011       9.62        9.76       0.00

BlackRock Aggressive Growth Investment Division/(a)/........ 2003       9.74       10.22       0.00
                                                             2004      10.22       10.90       0.00
                                                             2005      10.90       11.38       0.00
                                                             2006      11.38       11.46       0.00
                                                             2007      11.46       13.03       0.00
                                                             2008      13.03        6.67       0.00
                                                             2009       6.67        9.41       0.00
                                                             2010       9.41       10.23       0.00
                                                             2011      10.23        9.36       0.00

BlackRock Bond Income Investment Division/(a)/.............. 2003      10.18       10.22       0.00
                                                             2004      10.22       10.07       0.00
                                                             2005      10.07        9.73       0.00
                                                             2006       9.73        9.59       0.00
                                                             2007       9.59        9.61       0.00
                                                             2008       9.61        8.75       0.00
                                                             2009       8.75        9.04       0.00
                                                             2010       9.04        9.24       0.00
                                                             2011       9.24        9.29       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

BlackRock Diversified Investment Division/(a)/........ 2003   $  7.42      $  7.74       0.00
                                                       2004      7.74         7.93       0.00
                                                       2005      7.93         7.71       0.00
                                                       2006      7.71         8.04       0.00
                                                       2007      8.04         8.03       0.00
                                                       2008      8.03         5.69       0.00
                                                       2009      5.69         6.30       0.00
                                                       2010      6.30         6.52       0.00
                                                       2011      6.52         6.38       0.00

BlackRock Large Cap Core Investment Division*/(g)/.... 2007      6.78         6.65       0.00
                                                       2008      6.65         3.94       0.00
                                                       2009      3.94         4.44       0.00
                                                       2010      4.44         4.73       0.00
                                                       2011      4.73         4.49       0.00

Black Rock Large Cap Investment Division/(a)(g)/...... 2003      5.63         6.01       0.00
                                                       2004      6.01         6.29       0.00
                                                       2005      6.29         6.14       0.00
                                                       2006      6.14         6.62       0.00
                                                       2007      6.62         6.84       0.00

BlackRock Large Cap Value Investment Division/(b)/.... 2004     10.00        10.82       0.00
                                                       2005     10.82        10.82       0.00
                                                       2006     10.82        12.18       0.00
                                                       2007     12.18        11.88       0.00
                                                       2008     11.88         7.29       0.00
                                                       2009      7.29         7.65       0.00
                                                       2010      7.65         7.88       0.00
                                                       2011      7.88         7.61       0.00

BlackRock Legacy Large Cap Growth Investment
  Division/(b)/....................................... 2004     10.00        10.74       0.00
                                                       2005     10.74        10.84       0.00
                                                       2006     10.84        10.65       0.00
                                                       2007     10.65        11.93       0.00
                                                       2008     11.93         7.14       0.00
                                                       2009      7.14         9.22       0.00
                                                       2010      9.22        10.42       0.00
                                                       2011     10.42         8.95       0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)/(i)/.... 2006     18.28        17.96       0.00
                                                       2007     17.96        17.61       0.00
                                                       2008     17.61         9.16       0.00
                                                       2009      9.16         9.42       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Investment Division/(b)/......... 2004   $  10.00     $  2.05       0.00
                                                             2005       2.05        2.20       0.00
                                                             2006       2.20        2.87       0.00
                                                             2007       2.87        2.30       0.00
                                                             2008       2.30        1.27       0.00
                                                             2009       1.27        1.62       0.00
                                                             2010       1.62        1.77       0.00
                                                             2011       1.77        1.59       0.00

Davis Venture Value Investment Division/(a)/................ 2003       7.53        8.14       0.00
                                                             2004       8.14        8.62       0.00
                                                             2005       8.62        8.98       0.00
                                                             2006       8.98        9.71       0.00
                                                             2007       9.71        9.57       0.00
                                                             2008       9.57        5.47       0.00
                                                             2009       5.47        6.82       0.00
                                                             2010       6.82        7.20       0.00
                                                             2011       7.20        6.52       0.00

FI Value Leaders Investment Division/(b)/................... 2004      10.00       11.06       0.00
                                                             2005      11.06       11.55       0.00
                                                             2006      11.55       12.20       0.00
                                                             2007      12.20       11.99       0.00
                                                             2008      11.99        6.90       0.00
                                                             2009       6.90        7.94       0.00
                                                             2010       7.94        8.58       0.00
                                                             2011       8.58        7.60       0.00

Harris Oakmark International Investment Division/(b)/....... 2004      10.00       11.32       0.00
                                                             2005      11.32       12.23       0.00
                                                             2006      12.23       14.91       0.00
                                                             2007      14.91       13.94       0.00
                                                             2008      13.94        7.79       0.00
                                                             2009       7.79       11.43       0.00
                                                             2010      11.43       12.58       0.00
                                                             2011      12.58       10.21       0.00

Invesco Small Cap Growth Investment Division/(b)/........... 2004      10.00       10.50       0.00
                                                             2005      10.50       10.76       0.00
                                                             2006      10.76       11.57       0.00
                                                             2007      11.57       12.15       0.00
                                                             2008      12.15        7.04       0.00
                                                             2009       7.04        8.91       0.00
                                                             2010       8.91       10.63       0.00
                                                             2011      10.63        9.95       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------
                                                               BEGINNING OF END OF YEAR   NUMBER OF
                                                               YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------

Janus Forty Investment Division/(h)/..................... 2008  $  303.82    $  161.57      0.00
                                                          2009     161.57       218.30      0.00
                                                          2010     218.30       225.88      0.00
                                                          2011     225.88       197.53      0.00

Jennison Growth Investment Division/(c)/................. 2005       3.37         3.94      0.00
                                                          2006       3.94         3.82      0.00
                                                          2007       3.82         4.02      0.00
                                                          2008       4.02         2.41      0.00
                                                          2009       2.41         3.19      0.00
                                                          2010       3.19         3.36      0.00
                                                          2011       3.36         3.18      0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)/(a)(c)/................... 2003       3.61         3.74      0.00
                                                          2004       3.74         3.71      0.00
                                                          2005       3.71         3.33      0.00

Lazard Mid Cap Investment Division/(b)/.................. 2004      10.00        10.59      0.00
                                                          2005      10.59        10.84      0.00
                                                          2006      10.84        11.75      0.00
                                                          2007      11.75        10.80      0.00
                                                          2008      10.80         6.30      0.00
                                                          2009       6.30         8.15      0.00
                                                          2010       8.15         9.48      0.00
                                                          2011       9.48         8.49      0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division/(a)/.......................................... 2003       9.77        10.31      0.00
                                                          2004      10.31        10.58      0.00
                                                          2005      10.58        11.37      0.00
                                                          2006      11.37        10.55      0.00
                                                          2007      10.55        10.21      0.00
                                                          2008      10.21         5.88      0.00
                                                          2009       5.88         7.40      0.00
                                                          2010       7.40         8.66      0.00
                                                          2011       8.66         8.47      0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division)/(k)/......................................... 2006      11.44        11.93      0.00
                                                          2007      11.93        10.60      0.00
                                                          2008      10.60         4.55      0.00
                                                          2009       4.55         5.92      0.00
                                                          2010       5.92         6.03      0.00
                                                          2011       6.03         6.32      0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division (formerly MFS(R) Investors Trust Investment
  Division))/(a)(d)/........................................ 2003   $  9.88     $  10.48       0.00
                                                             2004     10.48        11.01       0.00
                                                             2005     11.01        11.15       0.00
                                                             2006     11.15        11.50       0.00

Loomis Sayles Small Cap Core Investment Division/(a)/....... 2003      7.62         7.93       0.00
                                                             2004      7.93         8.70       0.00
                                                             2005      8.70         8.78       0.00
                                                             2006      8.78         9.67       0.00
                                                             2007      9.67        10.20       0.00
                                                             2008     10.20         6.17       0.00
                                                             2009      6.17         7.58       0.00
                                                             2010      7.58         9.12       0.00
                                                             2011      9.12         8.66       0.00

Loomis Sayles Small Cap Growth Investment Division/(a)/..... 2003      9.60        10.38       0.00
                                                             2004     10.38        10.91       0.00
                                                             2005     10.91        10.77       0.00
                                                             2006     10.77        11.18       0.00
                                                             2007     11.18        11.02       0.00
                                                             2008     11.02         6.11       0.00
                                                             2009      6.11         7.50       0.00
                                                             2010      7.50         9.32       0.00
                                                             2011      9.32         9.05       0.00

Lord Abbett Bond Debenture Investment Division/(a)/......... 2003     10.31        10.62       0.00
                                                             2004     10.62        10.86       0.00
                                                             2005     10.86        10.44       0.00
                                                             2006     10.44        10.77       0.00
                                                             2007     10.77        10.85       0.00
                                                             2008     10.85         8.35       0.00
                                                             2009      8.35        10.81       0.00
                                                             2010     10.81        11.54       0.00
                                                             2011     11.54        11.41       0.00

Met/Artisan Mid Cap Value Investment Division/(a)/.......... 2003      9.86        10.77       0.00
                                                             2004     10.77        11.16       0.00
                                                             2005     11.16        11.59       0.00
                                                             2006     11.59        12.29       0.00
                                                             2007     12.29        10.80       0.00
                                                             2008     10.80         5.50       0.00
                                                             2009      5.50         7.34       0.00
                                                             2010      7.34         7.97       0.00
                                                             2011      7.97         8.03       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Met/Franklin Income Investment Division (Class B)/(h)/................ 2008   $  0.99      $  0.77       0.00
                                                                       2009      0.77         0.93       0.00
                                                                       2010      0.93         0.98       0.00
                                                                       2011      0.98         0.94       0.00

Met/Franklin Mutual Shares Investment Division (Class B)/(h)/......... 2008      0.99         0.64       0.00
                                                                       2009      0.64         0.75       0.00
                                                                       2010      0.75         0.79       0.00
                                                                       2011      0.79         0.74       0.00

Met/Franklin Templeton Founding Strategy Investment Division
  (Class B)/(h)/...................................................... 2008      0.99         0.68       0.00
                                                                       2009      0.68         0.82       0.00
                                                                       2010      0.82         0.85       0.00
                                                                       2011      0.85         0.79       0.00

Met/Templeton Growth Investment Division (Class B)/(h)/............... 2008      0.99         0.63       0.00
                                                                       2009      0.63         0.79       0.00
                                                                       2010      0.79         0.80       0.00
                                                                       2011      0.80         0.71       0.00

MetLife Aggressive Strategy Investment Division....................... 2011      9.47         7.89       0.00

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division)/(e)(l)/.................. 2005      9.99        10.83       0.00
                                                                       2006     10.83        11.87       0.00
                                                                       2007     11.87        11.58       0.00
                                                                       2008     11.58         6.52       0.00
                                                                       2009      6.52         8.12       0.00
                                                                       2010      8.12         8.87       0.00
                                                                       2011      8.87         9.49       0.00

MetLife Conservative Allocation Investment Division/(e)/.............. 2005      9.99        10.01       0.00
                                                                       2006     10.01        10.16       0.00
                                                                       2007     10.16        10.13       0.00
                                                                       2008     10.13         8.21       0.00
                                                                       2009      8.21         9.35       0.00
                                                                       2010      9.35         9.73       0.00
                                                                       2011      9.73         9.50       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------
                                                             BEGINNING OF END OF YEAR   NUMBER OF
                                                             YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------

MetLife Conservative to Moderate Allocation Investment
  Division/(e)/........................................ 2005   $  9.99     $  10.23       0.00
                                                        2006     10.23        10.62       0.00
                                                        2007     10.62        10.52       0.00
                                                        2008     10.52         7.80       0.00
                                                        2009      7.80         9.12       0.00
                                                        2010      9.12         9.62       0.00
                                                        2011      9.62         9.19       0.00

MetLife Mid Cap Stock Index Investment Division/(a)/... 2003      9.30         9.89       0.00
                                                        2004      9.89        10.83       0.00
                                                        2005     10.83        11.47       0.00
                                                        2006     11.47        11.92       0.00
                                                        2007     11.92        12.11       0.00
                                                        2008     12.11         7.29       0.00
                                                        2009      7.29         9.42       0.00
                                                        2010      9.42        11.23       0.00
                                                        2011     11.23        10.39       0.00

MetLife Moderate Allocation Investment Division/(e)/... 2005      9.99        10.44       0.00
                                                        2006     10.44        11.06       0.00
                                                        2007     11.06        10.90       0.00
                                                        2008     10.90         7.36       0.00
                                                        2009      7.36         8.81       0.00
                                                        2010      8.81         9.43       0.00
                                                        2011      9.43         8.79       0.00

MetLife Moderate to Aggressive Allocation Investment
  Division/(e)/........................................ 2005      9.99        10.66       0.00
                                                        2006     10.66        11.53       0.00
                                                        2007     11.53        11.32       0.00
                                                        2008     11.32         6.94       0.00
                                                        2009      6.94         8.48       0.00
                                                        2010      8.48         9.19       0.00
                                                        2011      9.19         8.36       0.00

MetLife Stock Index Investment Division/(a)/........... 2003      5.97         6.39       0.00
                                                        2004      6.39         6.66       0.00
                                                        2005      6.66         6.58       0.00
                                                        2006      6.58         7.17       0.00
                                                        2007      7.17         7.11       0.00
                                                        2008      7.11         4.22       0.00
                                                        2009      4.22         5.03       0.00
                                                        2010      5.03         5.44       0.00
                                                        2011      5.44         5.23       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

MFS(R) Research International Investment Division/(a)/................ 2003   $  9.98     $  10.86       0.00
                                                                       2004     10.86        12.27       0.00
                                                                       2005     12.27        13.52       0.00
                                                                       2006     13.52        16.19       0.00
                                                                       2007     16.19        17.34       0.00
                                                                       2008     17.34         9.45       0.00
                                                                       2009      9.45        11.76       0.00
                                                                       2010     11.76        12.38       0.00
                                                                       2011     12.38        10.47       0.00

MFS(R) Total Return Investment Division/(b)/.......................... 2004     10.00        10.61       0.00
                                                                       2005     10.61        10.32       0.00
                                                                       2006     10.32        10.93       0.00
                                                                       2007     10.93        10.76       0.00
                                                                       2008     10.76         7.90       0.00
                                                                       2009      7.90         8.84       0.00
                                                                       2010      8.84         9.18       0.00
                                                                       2011      9.18         8.87       0.00

MFS(R) Value Investment Division/(a)/................................. 2003      8.44         9.01       0.00
                                                                       2004      9.01         9.46       0.00
                                                                       2005      9.46         8.81       0.00
                                                                       2006      8.81         9.82       0.00
                                                                       2007      9.82         8.91       0.00
                                                                       2008      8.91         5.59       0.00
                                                                       2009      5.59         6.37       0.00
                                                                       2010      6.37         6.70       0.00
                                                                       2011      6.70         6.37       0.00

Morgan Stanley EAFE(R) Index Investment Division/(a)/................. 2003      9.94        10.89       0.00
                                                                       2004     10.89        12.29       0.00
                                                                       2005     12.29        13.13       0.00
                                                                       2006     13.13        15.58       0.00
                                                                       2007     15.58        16.28       0.00
                                                                       2008     16.28         8.89       0.00
                                                                       2009      8.89        10.80       0.00
                                                                       2010     10.80        11.02       0.00
                                                                       2011     11.02         9.10       0.00

Morgan Stanley Mid Cap Growth Investment Division/(j)/................ 2010      7.07         7.98       0.00
                                                                       2011      7.98         7.03       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Morgan Stanley Mid Cap Growth Investment Division (formerly
  FI Mid Cap Opportunities Investment Division/(a)/)........ 2003   $  9.80     $  10.23       0.00
                                                             2004     10.23        11.31       0.00
                                                             2005     11.31        11.41       0.00
                                                             2006     11.41        12.05       0.00
                                                             2007     12.05        12.31       0.00
                                                             2008     12.31         5.19       0.00
                                                             2009      5.19         6.55       0.00
                                                             2010      6.55         6.99       0.00

Neuberger Berman Genesis Investment Division/(a)/........... 2003     12.28        13.77       0.00
                                                             2004     13.77        14.99       0.00
                                                             2005     14.99        14.73       0.00
                                                             2006     14.73        16.22       0.00
                                                             2007     16.22        14.77       0.00
                                                             2008     14.77         8.58       0.00
                                                             2009      8.58         9.16       0.00
                                                             2010      9.16        10.51       0.00
                                                             2011     10.51        10.49       0.00

Neuberger Berman Mid Cap Value Investment Division/(a)/..... 2003      9.82        10.58       0.00
                                                             2004     10.58        12.26       0.00
                                                             2005     12.26        12.99       0.00
                                                             2006     12.99        13.66       0.00
                                                             2007     13.66        13.33       0.00
                                                             2008     13.33         6.62       0.00
                                                             2009      6.62         9.25       0.00
                                                             2010      9.25        11.02       0.00
                                                             2011     11.02         9.73       0.00

Oppenheimer Capital Appreciation Investment Division/(e)/... 2005      8.18         8.64       0.00
                                                             2006      8.64         8.79       0.00
                                                             2007      8.79         9.49       0.00
                                                             2008      9.49         4.85       0.00
                                                             2009      4.85         6.59       0.00
                                                             2010      6.59         6.82       0.00
                                                             2011      6.82         6.37       0.00

Oppenheimer Global Equity Investment Division/(a)/.......... 2003      9.94        10.75       0.00
                                                             2004     10.75        11.81       0.00
                                                             2005     11.81        12.95       0.00
                                                             2006     12.95        14.25       0.00
                                                             2007     14.25        14.31       0.00
                                                             2008     14.31         8.05       0.00
                                                             2009      8.05        10.66       0.00
                                                             2010     10.66        11.68       0.00
                                                             2011     11.68        10.12       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

PIMCO Inflation Protected Bond Investment Division/(f)/............... 2006   $  11.22    $  11.01       0.00
                                                                       2007      11.01       11.54       0.00
                                                                       2008      11.54       10.16       0.00
                                                                       2009      10.16       11.35       0.00
                                                                       2010      11.35       11.56       0.00
                                                                       2011      11.56       12.16       0.00

PIMCO Total Return Investment Division/(a)/........................... 2003      10.01       10.04       0.00
                                                                       2004      10.04        9.96       0.00
                                                                       2005       9.96        9.63       0.00
                                                                       2006       9.63        9.53       0.00
                                                                       2007       9.53        9.69       0.00
                                                                       2008       9.69        9.20       0.00
                                                                       2009       9.20       10.27       0.00
                                                                       2010      10.27       10.51       0.00
                                                                       2011      10.51       10.25       0.00

RCM Technology Investment Division/(a)/............................... 2003       9.57        9.98       0.00
                                                                       2004       9.98        9.01       0.00
                                                                       2005       9.01        9.47       0.00
                                                                       2006       9.47        9.42       0.00
                                                                       2007       9.42       11.70       0.00
                                                                       2008      11.70        6.15       0.00
                                                                       2009       6.15        9.24       0.00
                                                                       2010       9.24       11.18       0.00
                                                                       2011      11.18        9.52       0.00

Russell 2000(R) Index Investment Division/(a)/........................ 2003       9.76       10.45       0.00
                                                                       2004      10.45       11.61       0.00
                                                                       2005      11.61       11.45       0.00
                                                                       2006      11.45       12.74       0.00
                                                                       2007      12.74       11.83       0.00
                                                                       2008      11.83        7.42       0.00
                                                                       2009       7.42        8.82       0.00
                                                                       2010       8.82       10.57       0.00
                                                                       2011      10.57        9.56       0.00

SSgA Growth and Income ETF Investment Division/(f)/................... 2006      10.55       10.89       0.00
                                                                       2007      10.89       10.86       0.00
                                                                       2008      10.86        7.70       0.00
                                                                       2009       7.70        9.07       0.00
                                                                       2010       9.07        9.64       0.00
                                                                       2011       9.64        9.21       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

SSgA Growth ETF Investment Division/(f)/.............................. 2006   $  10.75    $  11.14       0.00
                                                                       2007      11.14       11.13       0.00
                                                                       2008      11.13        7.05       0.00
                                                                       2009       7.05        8.61       0.00
                                                                       2010       8.61        9.29       0.00
                                                                       2011       9.29        8.61       0.00

T. Rowe Price Large Cap Growth Investment Division/(a)/............... 2003       7.09        7.62       0.00
                                                                       2004       7.62        7.90       0.00
                                                                       2005       7.90        7.94       0.00
                                                                       2006       7.94        8.49       0.00
                                                                       2007       8.49        8.76       0.00
                                                                       2008       8.76        4.80       0.00
                                                                       2009       4.80        6.49       0.00
                                                                       2010       6.49        7.17       0.00
                                                                       2011       7.17        6.69       0.00

T. Rowe Price Mid Cap Growth Investment Division/(a)/................. 2003       9.73       10.32       0.00
                                                                       2004      10.32       11.50       0.00
                                                                       2005      11.50       12.47       0.00
                                                                       2006      12.47       12.53       0.00
                                                                       2007      12.53       13.93       0.00
                                                                       2008      13.93        7.93       0.00
                                                                       2009       7.93       10.92       0.00
                                                                       2010      10.92       13.19       0.00
                                                                       2011      13.19       12.27       0.00

T. Rowe Price Small Cap Growth Investment Division/(a)/............... 2003       9.75       10.23       0.00
                                                                       2004      10.23       10.72       0.00
                                                                       2005      10.72       11.23       0.00
                                                                       2006      11.23       11.01       0.00
                                                                       2007      11.01       11.41       0.00
                                                                       2008      11.41        6.86       0.00
                                                                       2009       6.86        9.00       0.00
                                                                       2010       9.00       11.46       0.00
                                                                       2011      11.46       11.00       0.00

Western Asset Management Strategic Bond Opportunities Investment
  Division/(a)/....................................................... 2003       9.99       10.11       0.00
                                                                       2004      10.11       10.17       0.00
                                                                       2005      10.17        9.87       0.00
                                                                       2006       9.87        9.78       0.00
                                                                       2007       9.78        9.60       0.00
                                                                       2008       9.60        7.69       0.00
                                                                       2009       7.69        9.60       0.00
                                                                       2010       9.60       10.21       0.00
                                                                       2011      10.21       10.22       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                5% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

Western Asset Management U.S. Government Investment
  Division/(a)/........................................... 2003   $  10.01    $  10.00       0.00
                                                           2004      10.00        9.71       0.00
                                                           2005       9.71        9.32       0.00
                                                           2006       9.32        9.16       0.00
                                                           2007       9.16        9.02       0.00
                                                           2008       9.02        8.47       0.00
                                                           2009       8.47        8.34       0.00
                                                           2010       8.34        8.33       0.00
                                                           2011       8.33        8.29       0.00

                                6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)/(h)/.......................................... 2008    $  1.00     $  0.67       0.00
                                                           2009       0.67        0.82       0.00
                                                           2010       0.82        0.86       0.00
                                                           2011       0.86        0.79       0.00

American Funds Bond Investment Division (Class 2)/(f)/.... 2006      15.43       15.63       0.00
                                                           2007      15.63       15.09       0.00
                                                           2008      15.09       12.78       0.00
                                                           2009      12.78       13.45       0.00
                                                           2010      13.45       13.38       0.00
                                                           2011      13.38       13.27       0.00

American Funds Global Small Capitalization Investment
  Division (Class 2)/(a)/................................. 2003       9.72       10.35       0.00
                                                           2004      10.35       11.69       0.00
                                                           2005      11.69       13.70       0.00
                                                           2006      13.70       15.89       0.00
                                                           2007      15.89       18.02       0.00
                                                           2008      18.02        7.82       0.00
                                                           2009       7.82       11.80       0.00
                                                           2010      11.80       13.50       0.00
                                                           2011      13.50       10.20       0.00

American Funds(R) Growth Allocation Investment Division
  (Class B)/(h)/.......................................... 2008       1.00        0.61       0.00
                                                           2009       0.61        0.77       0.00
                                                           2010       0.77        0.82       0.00
                                                           2011       0.82        0.73       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

American Funds Growth Investment Division (Class 2)/(a)/.... 2003   $  9.80     $  10.36       0.00
                                                             2004     10.36        10.89       0.00
                                                             2005     10.89        11.82       0.00
                                                             2006     11.82        12.18       0.00
                                                             2007     12.18        12.78       0.00
                                                             2008     12.78         6.69       0.00
                                                             2009      6.69         8.72       0.00
                                                             2010      8.72         9.67       0.00
                                                             2011      9.67         8.65       0.00

American Funds Growth-Income Investment Division
  (Class 2)/(a)/............................................ 2003      9.81        10.52       0.00
                                                             2004     10.52        10.85       0.00
                                                             2005     10.85        10.73       0.00
                                                             2006     10.73        11.56       0.00
                                                             2007     11.56        11.34       0.00
                                                             2008     11.34         6.58       0.00
                                                             2009      6.58         8.08       0.00
                                                             2010      8.08         8.41       0.00
                                                             2011      8.41         7.72       0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)/(h)/............................................ 2008      1.00         0.74       0.00
                                                             2009      0.74         0.85       0.00
                                                             2010      0.85         0.88       0.00
                                                             2011      0.88         0.82       0.00

Artio International Stock Investment Division............... 2003     10.01        10.76       0.00
                                                             2004     10.76        11.88       0.00
                                                             2005     11.88        13.10       0.00
                                                             2006     13.10        14.27       0.00
                                                             2007     14.27        14.70       0.00
                                                             2008     14.70         7.67       0.00
                                                             2009      7.67         8.76       0.00
                                                             2010      8.76         8.78       0.00
                                                             2011      8.78         6.57       0.00

                                                             2003     10.00         9.99       0.00
                                                             2004      9.99         9.72       0.00
                                                             2005      9.72         9.27       0.00
                                                             2006      9.27         9.02       0.00
                                                             2007      9.02         9.01       0.00
                                                             2008      9.01         8.92       0.00
                                                             2009      8.92         8.77       0.00
                                                             2010      8.77         8.69       0.00
                                                             2011      8.69         8.73       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

BlackRock Aggressive Growth Investment Division/(a)/........ 2003   $  9.74     $  10.21       0.00
                                                             2004     10.21        10.77       0.00
                                                             2005     10.77        11.15       0.00
                                                             2006     11.15        11.12       0.00
                                                             2007     11.12        12.53       0.00
                                                             2008     12.53         6.35       0.00
                                                             2009      6.35         8.87       0.00
                                                             2010      8.87         9.56       0.00
                                                             2011      9.56         8.67       0.00

BlackRock Bond Income Investment Division/(a)/.............. 2003     10.01        10.03       0.00
                                                             2004     10.03         9.78       0.00
                                                             2005      9.78         9.37       0.00
                                                             2006      9.37         9.14       0.00
                                                             2007      9.14         9.08       0.00
                                                             2008      9.08         8.19       0.00
                                                             2009      8.19         8.38       0.00
                                                             2010      8.38         8.48       0.00
                                                             2011      8.48         8.45       0.00

BlackRock Diversified Investment Division/(a)/.............. 2003      9.88        10.28       0.00
                                                             2004     10.28        10.43       0.00
                                                             2005     10.43        10.04       0.00
                                                             2006     10.04        10.38       0.00
                                                             2007     10.38        10.26       0.00
                                                             2008     10.26         7.21       0.00
                                                             2009      7.21         7.90       0.00
                                                             2010      7.90         8.10       0.00
                                                             2011      8.10         7.86       0.00

BlackRock Large Cap Core Investment Division*/(g)/.......... 2007     11.41        11.12       0.00
                                                             2008     11.12         6.53       0.00
                                                             2009      6.53         7.29       0.00
                                                             2010      7.29         7.68       0.00
                                                             2011      7.68         7.23       0.00

Black Rock Large Cap Investment Division/(a)(g)/............ 2003      9.80        10.44       0.00
                                                             2004     10.44        10.81       0.00
                                                             2005     10.81        10.47       0.00
                                                             2006     10.47        11.16       0.00
                                                             2007     11.16        11.51       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

BlackRock Large Cap Value Investment Division/(b)/.... 2004   $  10.00    $  10.75       0.00
                                                       2005      10.75       10.65       0.00
                                                       2006      10.65       11.88       0.00
                                                       2007      11.88       11.47       0.00
                                                       2008      11.47        6.98       0.00
                                                       2009       6.98        7.25       0.00
                                                       2010       7.25        7.40       0.00
                                                       2011       7.40        7.08       0.00

BlackRock Legacy Large Cap Growth Investment
  Division/(b)/....................................... 2004      10.00       10.67       0.00
                                                       2005      10.67       10.67       0.00
                                                       2006      10.67       10.39       0.00
                                                       2007      10.39       11.52       0.00
                                                       2008      11.52        6.83       0.00
                                                       2009       6.83        8.74       0.00
                                                       2010       8.74        9.78       0.00
                                                       2011       9.78        8.33       0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)/(i)/.... 2006      18.28       17.85       0.00
                                                       2007      17.85       17.33       0.00
                                                       2008      17.33        8.93       0.00
                                                       2009       8.93        9.15       0.00

Clarion Global Real Estate Investment Division/(b)/... 2004      10.00        2.04       0.00
                                                       2005       2.04        2.17       0.00
                                                       2006       2.17        2.80       0.00
                                                       2007       2.80        2.22       0.00
                                                       2008       2.22        1.21       0.00
                                                       2009       1.21        1.53       0.00
                                                       2010       1.53        1.66       0.00
                                                       2011       1.66        1.47       0.00

Davis Venture Value Investment Division/(a)/.......... 2003       9.84       10.60       0.00
                                                       2004      10.60       11.13       0.00
                                                       2005      11.13       11.48       0.00
                                                       2006      11.48       12.29       0.00
                                                       2007      12.29       12.01       0.00
                                                       2008      12.01        6.80       0.00
                                                       2009       6.80        8.39       0.00
                                                       2010       8.39        8.78       0.00
                                                       2011       8.78        7.88       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

FI Value Leaders Investment Division/(b)/................... 2004   $  10.00    $  10.99       0.00
                                                             2005      10.99       11.37       0.00
                                                             2006      11.37       11.90       0.00
                                                             2007      11.90       11.58       0.00
                                                             2008      11.58        6.60       0.00
                                                             2009       6.60        7.52       0.00
                                                             2010       7.52        8.05       0.00
                                                             2011       8.05        7.06       0.00

Harris Oakmark International Investment Division/(b)/....... 2004      10.00       11.25       0.00
                                                             2005      11.25       12.03       0.00
                                                             2006      12.03       14.53       0.00
                                                             2007      14.53       13.46       0.00
                                                             2008      13.46        7.45       0.00
                                                             2009       7.45       10.83       0.00
                                                             2010      10.83       11.81       0.00
                                                             2011      11.81        9.49       0.00

Invesco Small Cap Growth Investment Division/(b)/........... 2004      10.00       10.44       0.00
                                                             2005      10.44       10.59       0.00
                                                             2006      10.59       11.28       0.00
                                                             2007      11.28       11.74       0.00
                                                             2008      11.74        6.73       0.00
                                                             2009       6.73        8.44       0.00
                                                             2010       8.44        9.98       0.00
                                                             2011       9.98        9.25       0.00

Janus Forty Investment Division/(h)/........................ 2008     300.93      159.01       0.00
                                                             2009     159.01      212.81       0.00
                                                             2010     212.81      218.13       0.00
                                                             2011     218.13      188.96       0.00

Jennison Growth Investment Division/(c)/.................... 2005       9.03       10.49       0.00
                                                             2006      10.49       10.07       0.00
                                                             2007      10.07       10.51       0.00
                                                             2008      10.51        6.24       0.00
                                                             2009       6.24        8.16       0.00
                                                             2010       8.16        8.52       0.00
                                                             2011       8.52        8.00       0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)/(a)(c)/...................... 2003       9.83       10.15       0.00
                                                             2004      10.15        9.96       0.00
                                                             2005       9.96        8.92       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

Lazard Mid Cap Investment Division/(b)/................. 2004   $  10.00    $  10.53       0.00
                                                         2005      10.53       10.67       0.00
                                                         2006      10.67       11.45       0.00
                                                         2007      11.45       10.43       0.00
                                                         2008      10.43        6.03       0.00
                                                         2009       6.03        7.73       0.00
                                                         2010       7.73        8.90       0.00
                                                         2011       8.90        7.89       0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division/(a)/......................................... 2003       9.78       10.29       0.00
                                                         2004      10.29       10.47       0.00
                                                         2005      10.47       11.14       0.00
                                                         2006      11.14       10.24       0.00
                                                         2007      10.24        9.82       0.00
                                                         2008       9.82        5.60       0.00
                                                         2009       5.60        6.98       0.00
                                                         2010       6.98        8.09       0.00
                                                         2011       8.09        7.83       0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division)/(k)/........................................ 2006      11.17       11.57       0.00
                                                         2007      11.57       10.19       0.00
                                                         2008      10.19        4.34       0.00
                                                         2009       4.34        5.59       0.00
                                                         2010       5.59        5.63       0.00
                                                         2011       5.63        5.88       0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division (formerly MFS(R) Investors Trust Investment
  Division))/(a)(d)/.................................... 2003       9.88       10.46       0.00
                                                         2004      10.46       10.89       0.00
                                                         2005      10.89       10.92       0.00
                                                         2006      10.92       11.24       0.00

Loomis Sayles Small Cap Core Investment Division/(a)/... 2003       9.77       10.14       0.00
                                                         2004      10.14       11.02       0.00
                                                         2005      11.02       11.02       0.00
                                                         2006      11.02       12.02       0.00
                                                         2007      12.02       12.56       0.00
                                                         2008      12.56        7.52       0.00
                                                         2009       7.52        9.16       0.00
                                                         2010       9.16       10.91       0.00
                                                         2011      10.91       10.26       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Growth Investment Division/(a)/..... 2003   $  9.60     $  10.36       0.00
                                                             2004     10.36        10.79       0.00
                                                             2005     10.79        10.55       0.00
                                                             2006     10.55        10.85       0.00
                                                             2007     10.85        10.60       0.00
                                                             2008     10.60         5.82       0.00
                                                             2009      5.82         7.07       0.00
                                                             2010      7.07         8.70       0.00
                                                             2011      8.70         8.38       0.00

Lord Abbett Bond Debenture Investment Division/(a)/......... 2003      9.94        10.22       0.00
                                                             2004     10.22        10.36       0.00
                                                             2005     10.36         9.86       0.00
                                                             2006      9.86        10.08       0.00
                                                             2007     10.08        10.06       0.00
                                                             2008     10.06         7.67       0.00
                                                             2009      7.67         9.82       0.00
                                                             2010      9.82        10.39       0.00
                                                             2011     10.39        10.18       0.00

Met/Artisan Mid Cap Value Investment Division/(a)/.......... 2003      9.86        10.75       0.00
                                                             2004     10.75        11.04       0.00
                                                             2005     11.04        11.35       0.00
                                                             2006     11.35        11.93       0.00
                                                             2007     11.93        10.38       0.00
                                                             2008     10.38         5.24       0.00
                                                             2009      5.24         6.93       0.00
                                                             2010      6.93         7.45       0.00
                                                             2011      7.45         7.43       0.00

Met/Franklin Income Investment Division (Class B)/(h)/...... 2008      0.99         0.76       0.00
                                                             2009      0.76         0.91       0.00
                                                             2010      0.91         0.96       0.00
                                                             2011      0.96         0.91       0.00

Met/Franklin Mutual Shares Investment Division
  (Class B)/(h)/............................................ 2008      0.99         0.63       0.00
                                                             2009      0.63         0.74       0.00
                                                             2010      0.74         0.77       0.00
                                                             2011      0.77         0.71       0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)/(h)/................................... 2008      0.99         0.67       0.00
                                                             2009      0.67         0.81       0.00
                                                             2010      0.81         0.83       0.00
                                                             2011      0.83         0.76       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Met/Templeton Growth Investment Division (Class B)/(h)/............... 2008   $  0.99      $  0.63       0.00
                                                                       2009      0.63         0.78       0.00
                                                                       2010      0.78         0.78       0.00
                                                                       2011      0.78         0.68       0.00

MetLife Aggressive Strategy Investment Division....................... 2011      8.95         7.40       0.00

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division)/(e)(l)/.................. 2005      9.99        10.77       0.00
                                                                       2006     10.77        11.68       0.00
                                                                       2007     11.68        11.29       0.00
                                                                       2008     11.29         6.30       0.00
                                                                       2009      6.30         7.76       0.00
                                                                       2010      7.76         8.41       0.00
                                                                       2011      8.41         8.97       0.00

MetLife Conservative Allocation Investment Division/(e)/.............. 2005      9.99         9.95       0.00
                                                                       2006      9.95        10.00       0.00
                                                                       2007     10.00         9.88       0.00
                                                                       2008      9.88         7.93       0.00
                                                                       2009      7.93         8.94       0.00
                                                                       2010      8.94         9.22       0.00
                                                                       2011      9.22         8.92       0.00

MetLife Conservative to Moderate Allocation Investment Division/(e)/.. 2005      9.99        10.16       0.00
                                                                       2006     10.16        10.45       0.00
                                                                       2007     10.45        10.26       0.00
                                                                       2008     10.26         7.53       0.00
                                                                       2009      7.53         8.72       0.00
                                                                       2010      8.72         9.11       0.00
                                                                       2011      9.11         8.63       0.00

MetLife Mid Cap Stock Index Investment Division/(a)/.................. 2003      9.80        10.39       0.00
                                                                       2004     10.39        11.27       0.00
                                                                       2005     11.27        11.82       0.00
                                                                       2006     11.82        12.17       0.00
                                                                       2007     12.17        12.25       0.00
                                                                       2008     12.25         7.30       0.00
                                                                       2009      7.30         9.35       0.00
                                                                       2010      9.35        11.04       0.00
                                                                       2011     11.04        10.12       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MetLife Moderate Allocation Investment Division/(e)/........ 2005   $  9.99     $  10.38       0.00
                                                             2006     10.38        10.88       0.00
                                                             2007     10.88        10.63       0.00
                                                             2008     10.63         7.11       0.00
                                                             2009      7.11         8.42       0.00
                                                             2010      8.42         8.93       0.00
                                                             2011      8.93         8.25       0.00

MetLife Moderate to Aggressive Allocation Investment
  Division/(e)/............................................. 2005      9.99        10.60       0.00
                                                             2006     10.60        11.35       0.00
                                                             2007     11.35        11.04       0.00
                                                             2008     11.04         6.70       0.00
                                                             2009      6.70         8.11       0.00
                                                             2010      8.11         8.71       0.00
                                                             2011      8.71         7.85       0.00

MetLife Stock Index Investment Division/(a)/................ 2003      9.82        10.49       0.00
                                                             2004     10.49        10.83       0.00
                                                             2005     10.83        10.59       0.00
                                                             2006     10.59        11.43       0.00
                                                             2007     11.43        11.24       0.00
                                                             2008     11.24         6.60       0.00
                                                             2009      6.60         7.79       0.00
                                                             2010      7.79         8.36       0.00
                                                             2011      8.36         7.96       0.00

MFS(R) Research International Investment Division/(a)/...... 2003      9.99        10.85       0.00
                                                             2004     10.85        12.13       0.00
                                                             2005     12.13        13.24       0.00
                                                             2006     13.24        15.71       0.00
                                                             2007     15.71        16.67       0.00
                                                             2008     16.67         8.99       0.00
                                                             2009      8.99        11.09       0.00
                                                             2010     11.09        11.57       0.00
                                                             2011     11.57         9.69       0.00

MFS(R) Total Return Investment Division/(b)/................ 2004     10.00        10.54       0.00
                                                             2005     10.54        10.16       0.00
                                                             2006     10.16        10.66       0.00
                                                             2007     10.66        10.39       0.00
                                                             2008     10.39         7.56       0.00
                                                             2009      7.56         8.38       0.00
                                                             2010      8.38         8.62       0.00
                                                             2011      8.62         8.25       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

MFS(R) Value Investment Division/(a)/....................... 2003   $  9.88     $  10.52       0.00
                                                             2004     10.52        10.95       0.00
                                                             2005     10.95        10.09       0.00
                                                             2006     10.09        11.14       0.00
                                                             2007     11.14        10.02       0.00
                                                             2008     10.02         6.22       0.00
                                                             2009      6.22         7.03       0.00
                                                             2010      7.03         7.32       0.00
                                                             2011      7.32         6.90       0.00

Morgan Stanley EAFE(R) Index Investment Division/(a)/....... 2003      9.94        10.87       0.00
                                                             2004     10.87        12.15       0.00
                                                             2005     12.15        12.86       0.00
                                                             2006     12.86        15.12       0.00
                                                             2007     15.12        15.65       0.00
                                                             2008     15.65         8.47       0.00
                                                             2009      8.47        10.18       0.00
                                                             2010     10.18        10.29       0.00
                                                             2011     10.29         8.42       0.00

Morgan Stanley Mid Cap Growth Investment Division/(j)/...... 2010      6.64         7.45       0.00
                                                             2011      7.45         6.50       0.00

Morgan Stanley Mid Cap Growth Investment Division (formerly
  FI Mid Cap Opportunities Investment Division/(a)/)........ 2003      9.80        10.22       0.00
                                                             2004     10.22        11.19       0.00
                                                             2005     11.19        11.18       0.00
                                                             2006     11.18        11.69       0.00
                                                             2007     11.69        11.83       0.00
                                                             2008     11.83         4.94       0.00
                                                             2009      4.94         6.18       0.00
                                                             2010      6.18         6.58       0.00

Neuberger Berman Genesis Investment Division/(a)/........... 2003      9.69        10.86       0.00
                                                             2004     10.86        11.70       0.00
                                                             2005     11.70        11.39       0.00
                                                             2006     11.39        12.43       0.00
                                                             2007     12.43        11.21       0.00
                                                             2008     11.21         6.45       0.00
                                                             2009      6.45         6.82       0.00
                                                             2010      6.82         7.75       0.00
                                                             2011      7.75         7.66       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

Neuberger Berman Mid Cap Value Investment Division/(a)/..... 2003   $  9.82     $  10.56       0.00
                                                             2004     10.56        12.13       0.00
                                                             2005     12.13        12.72       0.00
                                                             2006     12.72        13.26       0.00
                                                             2007     13.26        12.81       0.00
                                                             2008     12.81         6.30       0.00
                                                             2009      6.30         8.72       0.00
                                                             2010      8.72        10.29       0.00
                                                             2011     10.29         9.00       0.00

Oppenheimer Capital Appreciation Investment Division/(e)/... 2005      8.18         8.59       0.00
                                                             2006      8.59         8.66       0.00
                                                             2007      8.66         9.25       0.00
                                                             2008      9.25         4.68       0.00
                                                             2009      4.68         6.31       0.00
                                                             2010      6.31         6.46       0.00
                                                             2011      6.46         5.98       0.00

Oppenheimer Global Equity Investment Division/(a)/.......... 2003      9.94        10.74       0.00
                                                             2004     10.74        11.68       0.00
                                                             2005     11.68        12.69       0.00
                                                             2006     12.69        13.83       0.00
                                                             2007     13.83        13.76       0.00
                                                             2008     13.76         7.66       0.00
                                                             2009      7.66        10.05       0.00
                                                             2010     10.05        10.92       0.00
                                                             2011     10.92         9.36       0.00

PIMCO Inflation Protected Bond Investment Division/(f)/..... 2006     11.22        10.94       0.00
                                                             2007     10.94        11.35       0.00
                                                             2008     11.35         9.91       0.00
                                                             2009      9.91        10.96       0.00
                                                             2010     10.96        11.06       0.00
                                                             2011     11.06        11.52       0.00

PIMCO Total Return Investment Division/(a)/................. 2003     10.01        10.02       0.00
                                                             2004     10.02         9.85       0.00
                                                             2005      9.85         9.44       0.00
                                                             2006      9.44         9.24       0.00
                                                             2007      9.24         9.31       0.00
                                                             2008      9.31         8.76       0.00
                                                             2009      8.76         9.69       0.00
                                                             2010      9.69         9.82       0.00
                                                             2011      9.82         9.49       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

RCM Technology Investment Division/(a)/..................... 2003   $  9.57      $  9.97       0.00
                                                             2004      9.97         8.91       0.00
                                                             2005      8.91         9.28       0.00
                                                             2006      9.28         9.15       0.00
                                                             2007      9.15        11.25       0.00
                                                             2008     11.25         5.86       0.00
                                                             2009      5.86         8.71       0.00
                                                             2010      8.71        10.45       0.00
                                                             2011     10.45         8.81       0.00

Russell 2000(R) Index Investment Division/(a)/.............. 2003      9.76        10.43       0.00
                                                             2004     10.43        11.48       0.00
                                                             2005     11.48        11.21       0.00
                                                             2006     11.21        12.36       0.00
                                                             2007     12.36        11.38       0.00
                                                             2008     11.38         7.07       0.00
                                                             2009      7.07         8.32       0.00
                                                             2010      8.32         9.87       0.00
                                                             2011      9.87         8.85       0.00

SSgA Growth and Income ETF Investment Division/(f)/......... 2006     10.54        10.82       0.00
                                                             2007     10.82        10.69       0.00
                                                             2008     10.69         7.50       0.00
                                                             2009      7.50         8.76       0.00
                                                             2010      8.76         9.22       0.00
                                                             2011      9.22         8.73       0.00

SSgA Growth ETF Investment Division/(f)/.................... 2006     10.75        11.07       0.00
                                                             2007     11.07        10.95       0.00
                                                             2008     10.95         6.87       0.00
                                                             2009      6.87         8.32       0.00
                                                             2010      8.32         8.89       0.00
                                                             2011      8.89         8.15       0.00

T. Rowe Price Large Cap Growth Investment Division/(a)/..... 2003      9.82        10.52       0.00
                                                             2004     10.52        10.81       0.00
                                                             2005     10.81        10.77       0.00
                                                             2006     10.77        11.40       0.00
                                                             2007     11.40        11.65       0.00
                                                             2008     11.65         6.32       0.00
                                                             2009      6.32         8.48       0.00
                                                             2010      8.48         9.27       0.00
                                                             2011      9.27         8.57       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.95% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF END OF YEAR   NUMBER OF
                                                                  YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                      YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------------

T. Rowe Price Mid Cap Growth Investment Division/(a)/....... 2003   $  9.73     $  10.30       0.00
                                                             2004     10.30        11.37       0.00
                                                             2005     11.37        12.21       0.00
                                                             2006     12.21        12.16       0.00
                                                             2007     12.16        13.39       0.00
                                                             2008     13.39         7.55       0.00
                                                             2009      7.55        10.30       0.00
                                                             2010     10.30        12.32       0.00
                                                             2011     12.32        11.36       0.00

T. Rowe Price Small Cap Growth Investment Division/(a)/..... 2003      9.75        10.22       0.00
                                                             2004     10.22        10.60       0.00
                                                             2005     10.60        11.00       0.00
                                                             2006     11.00        10.68       0.00
                                                             2007     10.68        10.96       0.00
                                                             2008     10.96         6.53       0.00
                                                             2009      6.53         8.49       0.00
                                                             2010      8.49        10.70       0.00
                                                             2011     10.70        10.18       0.00

Western Asset Management Strategic Bond Opportunities
  Investment Division/(a)/.................................. 2003      9.99        10.10       0.00
                                                             2004     10.10        10.06       0.00
                                                             2005     10.06         9.67       0.00
                                                             2006      9.67         9.49       0.00
                                                             2007      9.49         9.23       0.00
                                                             2008      9.23         7.33       0.00
                                                             2009      7.33         9.05       0.00
                                                             2010      9.05         9.54       0.00
                                                             2011      9.54         9.46       0.00

Western Asset Management U.S. Government Investment
  Division/(a)/............................................. 2003     10.01         9.98       0.00
                                                             2004      9.98         9.60       0.00
                                                             2005      9.60         9.13       0.00
                                                             2006      9.13         8.89       0.00
                                                             2007      8.89         8.67       0.00
                                                             2008      8.67         8.07       0.00
                                                             2009      8.07         7.87       0.00
                                                             2010      7.87         7.78       0.00
                                                             2011      7.78         7.67       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)/(h)/.......................................... 2008   $  1.00      $  0.68       0.00
                                                           2009      0.68         0.85       0.00
                                                           2010      0.85         0.91       0.00
                                                           2011      0.91         0.85       0.00

American Funds Bond Investment Division (Class 2)/(f)/.... 2006     15.71        16.14       0.00
                                                           2007     16.14        15.91       0.00
                                                           2008     15.91        13.76       0.00
                                                           2009     13.76        14.79       0.00
                                                           2010     14.79        15.03       0.00
                                                           2011     15.03        15.22       0.00

American Funds Global Small Capitalization Investment
  Division (Class 2)/(a)/................................. 2003     10.00        10.39       0.00
                                                           2004     10.39        11.99       0.00
                                                           2005     11.99        14.34       0.00
                                                           2006     14.34        16.98       0.00
                                                           2007     16.98        19.68       0.00
                                                           2008     19.68         8.72       0.00
                                                           2009      8.72        13.43       0.00
                                                           2010     13.43        15.69       0.00
                                                           2011     15.69        12.11       0.00

American Funds(R) Growth Allocation Investment Division
  (Class B)/(h)/.......................................... 2008      1.00         0.62       0.00
                                                           2009      0.62         0.80       0.00
                                                           2010      0.80         0.87       0.00
                                                           2011      0.87         0.79       0.00

American Funds Growth Investment Division (Class 2)/(a)/.. 2003     10.00        10.39       0.00
                                                           2004     10.39        11.16       0.00
                                                           2005     11.16        12.37       0.00
                                                           2006     12.37        13.02       0.00
                                                           2007     13.02        13.96       0.00
                                                           2008     13.96         7.46       0.00
                                                           2009      7.46         9.93       0.00
                                                           2010      9.93        11.24       0.00
                                                           2011     11.24        10.27       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds Growth-Income Investment Division
  (Class 2)/(a)/.......................................... 2003   $  10.00    $  10.56       0.00
                                                           2004      10.56       11.12       0.00
                                                           2005      11.12       11.24       0.00
                                                           2006      11.24       12.35       0.00
                                                           2007      12.35       12.38       0.00
                                                           2008      12.38        7.34       0.00
                                                           2009       7.34        9.20       0.00
                                                           2010       9.20        9.78       0.00
                                                           2011       9.78        9.16       0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)/(h)/.......................................... 2008       1.00        0.75       0.00
                                                           2009       0.75        0.88       0.00
                                                           2010       0.88        0.93       0.00
                                                           2011       0.93        0.89       0.00

Artio International Stock Investment Division............. 2003      10.00       10.79       0.00
                                                           2004      10.79       12.17       0.00
                                                           2005      12.17       13.71       0.00
                                                           2006      13.71       15.25       0.00
                                                           2007      15.25       16.05       0.00
                                                           2008      16.05        8.56       0.00
                                                           2009       8.56        9.98       0.00
                                                           2010       9.98       10.21       0.00
                                                           2011      10.21        7.81       0.00

Barclays Capital Aggregate Bond Index Investment
  Division/(a)/........................................... 2003      10.00       10.03       0.00
                                                           2004      10.03        9.96       0.00
                                                           2005       9.96        9.70       0.00
                                                           2006       9.70        9.64       0.00
                                                           2007       9.64        9.83       0.00
                                                           2008       9.83        9.95       0.00
                                                           2009       9.95        9.98       0.00
                                                           2010       9.98       10.10       0.00
                                                           2011      10.10       10.37       0.00

BlackRock Aggressive Growth Investment Division/(a)/...... 2003      10.00       10.24       0.00
                                                           2004      10.24       11.04       0.00
                                                           2005      11.04       11.67       0.00
                                                           2006      11.67       11.89       0.00
                                                           2007      11.89       13.68       0.00
                                                           2008      13.68        7.08       0.00
                                                           2009       7.08       10.10       0.00
                                                           2010      10.10       11.12       0.00
                                                           2011      11.12       10.29       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                            4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------
                                                         BEGINNING OF END OF YEAR   NUMBER OF
                                                         YEAR ANNUITY   ANNUITY   ANNUITY UNITS
               INVESTMENT DIVISION                  YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------

BlackRock Bond Income Investment Division/(a)/..... 2003   $  10.00    $  10.06       0.00
                                                    2004      10.06       10.03       0.00
                                                    2005      10.03        9.80       0.00
                                                    2006       9.80        9.77       0.00
                                                    2007       9.77        9.91       0.00
                                                    2008       9.91        9.13       0.00
                                                    2009       9.13        9.54       0.00
                                                    2010       9.54        9.86       0.00
                                                    2011       9.86       10.03       0.00

BlackRock Diversified Investment Division/(a)/..... 2003      10.00       10.32       0.00
                                                    2004      10.32       10.69       0.00
                                                    2005      10.69       10.51       0.00
                                                    2006      10.51       11.09       0.00
                                                    2007      11.09       11.20       0.00
                                                    2008      11.20        8.04       0.00
                                                    2009       8.04        9.00       0.00
                                                    2010       9.00        9.42       0.00
                                                    2011       9.42        9.33       0.00

BlackRock Large Cap Core Investment Division*/(g)/. 2007      12.29       12.14       0.00
                                                    2008      12.14        7.28       0.00
                                                    2009       7.28        8.30       0.00
                                                    2010       8.30        8.93       0.00
                                                    2011       8.93        8.57       0.00

Black Rock Large Cap Investment Division/(a)(g)/... 2003      10.00       10.47       0.00
                                                    2004      10.47       11.08       0.00
                                                    2005      11.08       10.96       0.00
                                                    2006      10.96       11.93       0.00
                                                    2007      11.93       12.39       0.00

BlackRock Large Cap Value Investment Division/(b)/. 2004      10.00       10.90       0.00
                                                    2005      10.90       11.03       0.00
                                                    2006      11.03       12.56       0.00
                                                    2007      12.56       12.39       0.00
                                                    2008      12.39        7.70       0.00
                                                    2009       7.70        8.17       0.00
                                                    2010       8.17        8.52       0.00
                                                    2011       8.52        8.32       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

BlackRock Legacy Large Cap Growth Investment
  Division/(b)/....................................... 2004   $  10.00    $  10.82       0.00
                                                       2005      10.82       11.06       0.00
                                                       2006      11.06       10.99       0.00
                                                       2007      10.99       12.45       0.00
                                                       2008      12.45        7.54       0.00
                                                       2009       7.54        9.84       0.00
                                                       2010       9.84       11.26       0.00
                                                       2011      11.26        9.78       0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)/(i)/.... 2006      18.64       18.45       0.00
                                                       2007      18.45       18.30       0.00
                                                       2008      18.30        9.63       0.00
                                                       2009       9.63        9.94       0.00

Clarion Global Real Estate Investment Division/(b)/... 2004      10.00        2.07       0.00
                                                       2005       2.07        2.25       0.00
                                                       2006       2.25        2.96       0.00
                                                       2007       2.96        2.40       0.00
                                                       2008       2.40        1.34       0.00
                                                       2009       1.34        1.73       0.00
                                                       2010       1.73        1.92       0.00
                                                       2011       1.92        1.73       0.00

Davis Venture Value Investment Division/(a)/.......... 2003      10.00       10.64       0.00
                                                       2004      10.64       11.41       0.00
                                                       2005      11.41       12.01       0.00
                                                       2006      12.01       13.14       0.00
                                                       2007      13.14       13.11       0.00
                                                       2008      13.11        7.59       0.00
                                                       2009       7.59        9.56       0.00
                                                       2010       9.56       10.22       0.00
                                                       2011      10.22        9.36       0.00

FI Value Leaders Investment Division/(b)/............. 2004      10.00       11.14       0.00
                                                       2005      11.14       11.77       0.00
                                                       2006      11.77       12.58       0.00
                                                       2007      12.58       12.51       0.00
                                                       2008      12.51        7.29       0.00
                                                       2009       7.29        8.47       0.00
                                                       2010       8.47        9.27       0.00
                                                       2011       9.27        8.30       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------
                                                               BEGINNING OF END OF YEAR   NUMBER OF
                                                               YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------

Harris Oakmark International Investment Division/(b)/.... 2004   $  10.00    $  11.41       0.00
                                                          2005      11.41       12.46       0.00
                                                          2006      12.46       15.37       0.00
                                                          2007      15.37       14.54       0.00
                                                          2008      14.54        8.22       0.00
                                                          2009       8.22       12.20       0.00
                                                          2010      12.20       13.59       0.00
                                                          2011      13.59       11.15       0.00

Invesco Small Cap Growth Investment Division/(b)/........ 2004      10.00       10.59       0.00
                                                          2005      10.59       10.97       0.00
                                                          2006      10.97       11.93       0.00
                                                          2007      11.93       12.68       0.00
                                                          2008      12.68        7.43       0.00
                                                          2009       7.43        9.52       0.00
                                                          2010       9.52       11.49       0.00
                                                          2011      11.49       10.87       0.00

Janus Forty Investment Division/(h)/..................... 2008     323.07      173.16       0.00
                                                          2009     173.16      236.68       0.00
                                                          2010     236.68      247.75       0.00
                                                          2011     247.75      219.16       0.00

Jennison Growth Investment Division/(c)/................. 2005       9.32       10.97       0.00
                                                          2006      10.97       10.76       0.00
                                                          2007      10.76       11.47       0.00
                                                          2008      11.47        6.96       0.00
                                                          2009       6.96        9.30       0.00
                                                          2010       9.30        9.90       0.00
                                                          2011       9.90        9.50       0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)/(a)(c)/................... 2003      10.00       10.19       0.00
                                                          2004      10.19       10.21       0.00
                                                          2005      10.21        9.21       0.00

Lazard Mid Cap Investment Division/(b)/.................. 2004      10.00       10.68       0.00
                                                          2005      10.68       11.05       0.00
                                                          2006      11.05       12.11       0.00
                                                          2007      12.11       11.27       0.00
                                                          2008      11.27        6.65       0.00
                                                          2009       6.65        8.71       0.00
                                                          2010       8.71       10.24       0.00
                                                          2011      10.24        9.27       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment
  Division/(a)/......................................... 2003   $  10.00    $  10.33       0.00
                                                         2004      10.33       10.73       0.00
                                                         2005      10.73       11.66       0.00
                                                         2006      11.66       10.95       0.00
                                                         2007      10.95       10.72       0.00
                                                         2008      10.72        6.24       0.00
                                                         2009       6.24        7.95       0.00
                                                         2010       7.95        9.41       0.00
                                                         2011       9.41        9.30       0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division)/(k)/........................................ 2006      11.78       12.37       0.00
                                                         2007      12.37       11.13       0.00
                                                         2008      11.13        4.84       0.00
                                                         2009       4.84        6.36       0.00
                                                         2010       6.36        6.55       0.00
                                                         2011       6.55        6.89       0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division (formerly MFS(R) Investors Trust Investment
  Division))/(a)(d)/.................................... 2003      10.00       10.50       0.00
                                                         2004      10.50       11.16       0.00
                                                         2005      11.16       11.43       0.00
                                                         2006      11.43       11.84       0.00

Loomis Sayles Small Cap Core Investment Division/(a)/... 2003      10.00       10.17       0.00
                                                         2004      10.17       11.30       0.00
                                                         2005      11.30       11.53       0.00
                                                         2006      11.53       12.84       0.00
                                                         2007      12.84       13.71       0.00
                                                         2008      13.71        8.39       0.00
                                                         2009       8.39       10.43       0.00
                                                         2010      10.43       12.69       0.00
                                                         2011      12.69       12.19       0.00

Loomis Sayles Small Cap Growth Investment Division/(a)/. 2003      10.00       10.40       0.00
                                                         2004      10.40       11.06       0.00
                                                         2005      11.06       11.04       0.00
                                                         2006      11.04       11.60       0.00
                                                         2007      11.60       11.57       0.00
                                                         2008      11.57        6.49       0.00
                                                         2009       6.49        8.05       0.00
                                                         2010       8.05       10.12       0.00
                                                         2011      10.12        9.95       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture Investment Division/(a)/..... 2003   $  10.00    $  10.26       0.00
                                                         2004      10.26       10.62       0.00
                                                         2005      10.62       10.32       0.00
                                                         2006      10.32       10.77       0.00
                                                         2007      10.77       10.98       0.00
                                                         2008      10.98        8.55       0.00
                                                         2009       8.55       11.19       0.00
                                                         2010      11.19       12.08       0.00
                                                         2011      12.08       12.09       0.00

Met/Artisan Mid Cap Value Investment Division/(a)/...... 2003      10.00       10.79       0.00
                                                         2004      10.79       11.32       0.00
                                                         2005      11.32       11.88       0.00
                                                         2006      11.88       12.75       0.00
                                                         2007      12.75       11.33       0.00
                                                         2008      11.33        5.84       0.00
                                                         2009       5.84        7.89       0.00
                                                         2010       7.89        8.66       0.00
                                                         2011       8.66        8.83       0.00

Met/Franklin Income Investment Division (Class B)/(h)/.. 2008       0.99        0.78       0.00
                                                         2009       0.78        0.95       0.00
                                                         2010       0.95        1.01       0.00
                                                         2011       1.01        0.99       0.00

Met/Franklin Mutual Shares Investment Division
  (Class B)/(h)/........................................ 2008       0.99        0.64       0.00
                                                         2009       0.64        0.76       0.00
                                                         2010       0.76        0.81       0.00
                                                         2011       0.81        0.77       0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)/(h)/............................... 2008       0.99        0.68       0.00
                                                         2009       0.68        0.84       0.00
                                                         2010       0.84        0.88       0.00
                                                         2011       0.88        0.83       0.00

Met/Templeton Growth Investment Division (Class B)/(h)/. 2008       0.99        0.64       0.00
                                                         2009       0.64        0.81       0.00
                                                         2010       0.81        0.83       0.00
                                                         2011       0.83        0.74       0.00

MetLife Aggressive Strategy Investment Division......... 2011      10.15        8.52       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------------
                                                                   BEGINNING OF END OF YEAR   NUMBER OF
                                                                   YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                       YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------------

MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)/(e)(l)/. 2005   $  9.99     $  10.92       0.00
                                                              2006     10.92        12.10       0.00
                                                              2007     12.10        11.94       0.00
                                                              2008     11.94         6.80       0.00
                                                              2009      6.80         8.57       0.00
                                                              2010      8.57         9.47       0.00
                                                              2011      9.47        10.18       0.00

MetLife Conservative Allocation Investment Division/(e)/..... 2005      9.99        10.09       0.00
                                                              2006     10.09        10.36       0.00
                                                              2007     10.36        10.45       0.00
                                                              2008     10.45         8.56       0.00
                                                              2009      8.56         9.87       0.00
                                                              2010      9.87        10.39       0.00
                                                              2011     10.39        10.27       0.00

MetLife Conservative to Moderate Allocation Investment
  Division/(e)/.............................................. 2005      9.99        10.31       0.00
                                                              2006     10.31        10.82       0.00
                                                              2007     10.82        10.85       0.00
                                                              2008     10.85         8.13       0.00
                                                              2009      8.13         9.63       0.00
                                                              2010      9.63        10.27       0.00
                                                              2011     10.27         9.93       0.00

MetLife Mid Cap Stock Index Investment Division/(a)/......... 2003     10.00        10.43       0.00
                                                              2004     10.43        11.55       0.00
                                                              2005     11.55        12.37       0.00
                                                              2006     12.37        13.00       0.00
                                                              2007     13.00        13.37       0.00
                                                              2008     13.37         8.14       0.00
                                                              2009      8.14        10.65       0.00
                                                              2010     10.65        12.83       0.00
                                                              2011     12.83        12.02       0.00

MetLife Moderate Allocation Investment Division/(e)/......... 2005      9.99        10.53       0.00
                                                              2006     10.53        11.27       0.00
                                                              2007     11.27        11.24       0.00
                                                              2008     11.24         7.68       0.00
                                                              2009      7.68         9.29       0.00
                                                              2010      9.29        10.07       0.00
                                                              2011     10.07         9.50       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------
                                                             BEGINNING OF END OF YEAR   NUMBER OF
                                                             YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation Investment
  Division/(e)/........................................ 2005   $  9.99     $  10.75       0.00
                                                        2006     10.75        11.75       0.00
                                                        2007     11.75        11.67       0.00
                                                        2008     11.67         7.24       0.00
                                                        2009      7.24         8.95       0.00
                                                        2010      8.95         9.81       0.00
                                                        2011      9.81         9.03       0.00

MetLife Stock Index Investment Division/(a)/........... 2003     10.00        10.53       0.00
                                                        2004     10.53        11.10       0.00
                                                        2005     11.10        11.09       0.00
                                                        2006     11.09        12.22       0.00
                                                        2007     12.22        12.27       0.00
                                                        2008     12.27         7.36       0.00
                                                        2009      7.36         8.87       0.00
                                                        2010      8.87         9.72       0.00
                                                        2011      9.72         9.45       0.00

MFS(R) Research International Investment Division/(a)/. 2003     10.00        10.88       0.00
                                                        2004     10.88        12.44       0.00
                                                        2005     12.44        13.86       0.00
                                                        2006     13.86        16.79       0.00
                                                        2007     16.79        18.20       0.00
                                                        2008     18.20        10.03       0.00
                                                        2009     10.03        12.63       0.00
                                                        2010     12.63        13.46       0.00
                                                        2011     13.46        11.50       0.00

MFS(R) Total Return Investment Division/(b)/........... 2004     10.00        10.69       0.00
                                                        2005     10.69        10.53       0.00
                                                        2006     10.53        11.27       0.00
                                                        2007     11.27        11.23       0.00
                                                        2008     11.23         8.34       0.00
                                                        2009      8.34         9.44       0.00
                                                        2010      9.44         9.92       0.00
                                                        2011      9.92         9.69       0.00

MFS(R) Value Investment Division/(a)/.................. 2003     10.00        10.56       0.00
                                                        2004     10.56        11.22       0.00
                                                        2005     11.22        10.57       0.00
                                                        2006     10.57        11.91       0.00
                                                        2007     11.91        10.93       0.00
                                                        2008     10.93         6.94       0.00
                                                        2009      6.94         8.00       0.00
                                                        2010      8.00         8.51       0.00
                                                        2011      8.51         8.19       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

Morgan Stanley EAFE(R) Index Investment Division/(a)/... 2003   $  10.00    $  10.91       0.00
                                                         2004      10.91       12.46       0.00
                                                         2005      12.46       13.46       0.00
                                                         2006      13.46       16.16       0.00
                                                         2007      16.16       17.08       0.00
                                                         2008      17.08        9.44       0.00
                                                         2009       9.44       11.59       0.00
                                                         2010      11.59       11.97       0.00
                                                         2011      11.97       10.00       0.00

Morgan Stanley Mid Cap Growth Investment Division/(j)/.. 2010       7.62        8.67       0.00
                                                         2011       8.67        7.72       0.00

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division/(a)/)........................................ 2003      10.00       10.25       0.00
                                                         2004      10.25       11.47       0.00
                                                         2005      11.47       11.70       0.00
                                                         2006      11.70       12.50       0.00
                                                         2007      12.50       12.92       0.00
                                                         2008      12.92        5.51       0.00
                                                         2009       5.51        7.04       0.00
                                                         2010       7.04        7.54       0.00

Neuberger Berman Genesis Investment Division/(a)/....... 2003      10.00       10.89       0.00
                                                         2004      10.89       11.99       0.00
                                                         2005      11.99       11.92       0.00
                                                         2006      11.92       13.28       0.00
                                                         2007      13.28       12.24       0.00
                                                         2008      12.24        7.19       0.00
                                                         2009       7.19        7.77       0.00
                                                         2010       7.77        9.01       0.00
                                                         2011       9.01        9.10       0.00

Neuberger Berman Mid Cap Value Investment Division/(a)/. 2003      10.00       10.60       0.00
                                                         2004      10.60       12.43       0.00
                                                         2005      12.43       13.32       0.00
                                                         2006      13.32       14.17       0.00
                                                         2007      14.17       13.98       0.00
                                                         2008      13.98        7.02       0.00
                                                         2009       7.02        9.93       0.00
                                                         2010       9.93       11.97       0.00
                                                         2011      11.97       10.69       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Investment Division/(e)/. 2005   $  8.25      $  8.79       0.00
                                                           2006      8.79         9.04       0.00
                                                           2007      9.04         9.87       0.00
                                                           2008      9.87         5.10       0.00
                                                           2009      5.10         7.02       0.00
                                                           2010      7.02         7.35       0.00
                                                           2011      7.35         6.94       0.00

Oppenheimer Global Equity Investment Division/(a)/........ 2003     10.00        10.78       0.00
                                                           2004     10.78        11.97       0.00
                                                           2005     11.97        13.28       0.00
                                                           2006     13.28        14.78       0.00
                                                           2007     14.78        15.02       0.00
                                                           2008     15.02         8.54       0.00
                                                           2009      8.54        11.44       0.00
                                                           2010     11.44        12.69       0.00
                                                           2011     12.69        11.12       0.00

PIMCO Inflation Protected Bond Investment Division/(f)/... 2006     11.29        11.16       0.00
                                                           2007     11.16        11.83       0.00
                                                           2008     11.83        10.54       0.00
                                                           2009     10.54        11.91       0.00
                                                           2010     11.91        12.28       0.00
                                                           2011     12.28        13.06       0.00

PIMCO Total Return Investment Division/(a)/............... 2003     10.00        10.06       0.00
                                                           2004     10.06        10.10       0.00
                                                           2005     10.10         9.88       0.00
                                                           2006      9.88         9.88       0.00
                                                           2007      9.88        10.17       0.00
                                                           2008     10.17         9.76       0.00
                                                           2009      9.76        11.03       0.00
                                                           2010     11.03        11.42       0.00
                                                           2011     11.42        11.27       0.00

RCM Technology Investment Division/(a)/................... 2003     10.00        10.00       0.00
                                                           2004     10.00         9.13       0.00
                                                           2005      9.13         9.71       0.00
                                                           2006      9.71         9.77       0.00
                                                           2007      9.77        12.28       0.00
                                                           2008     12.28         6.53       0.00
                                                           2009      6.53         9.92       0.00
                                                           2010      9.92        12.15       0.00
                                                           2011     12.15        10.46       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

Russell 2000(R) Index Investment Division/(a)/.......... 2003   $  10.00    $  10.47       0.00
                                                         2004      10.47       11.77       0.00
                                                         2005      11.77       11.74       0.00
                                                         2006      11.74       13.22       0.00
                                                         2007      13.22       12.42       0.00
                                                         2008      12.42        7.88       0.00
                                                         2009       7.88        9.48       0.00
                                                         2010       9.48       11.48       0.00
                                                         2011      11.48       10.51       0.00

SSgA Growth and Income ETF Investment Division/(f)/..... 2006      10.56       10.99       0.00
                                                         2007      10.99       11.09       0.00
                                                         2008      11.09        7.95       0.00
                                                         2009       7.95        9.48       0.00
                                                         2010       9.48       10.19       0.00
                                                         2011      10.19        9.85       0.00

SSgA Growth ETF Investment Division/(f)/................ 2006      10.76       11.24       0.00
                                                         2007      11.24       11.36       0.00
                                                         2008      11.36        7.28       0.00
                                                         2009       7.28        9.00       0.00
                                                         2010       9.00        9.82       0.00
                                                         2011       9.82        9.20       0.00

T. Rowe Price Large Cap Growth Investment Division/(a)/. 2003      10.00       10.56       0.00
                                                         2004      10.56       11.08       0.00
                                                         2005      11.08       11.27       0.00
                                                         2006      11.27       12.18       0.00
                                                         2007      12.18       12.72       0.00
                                                         2008      12.72        7.05       0.00
                                                         2009       7.05        9.65       0.00
                                                         2010       9.65       10.78       0.00
                                                         2011      10.78       10.18       0.00

T. Rowe Price Mid Cap Growth Investment Division/(a)/... 2003      10.00       10.34       0.00
                                                         2004      10.34       11.66       0.00
                                                         2005      11.66       12.78       0.00
                                                         2006      12.78       13.00       0.00
                                                         2007      13.00       14.62       0.00
                                                         2008      14.62        8.42       0.00
                                                         2009       8.42       11.72       0.00
                                                         2010      11.72       14.33       0.00
                                                         2011      14.33       13.49       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                4% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Investment Division/(a)/... 2003   $  10.00    $  10.25       0.00
                                                           2004      10.25       10.87       0.00
                                                           2005      10.87       11.51       0.00
                                                           2006      11.51       11.42       0.00
                                                           2007      11.42       11.97       0.00
                                                           2008      11.97        7.29       0.00
                                                           2009       7.29        9.67       0.00
                                                           2010       9.67       12.45       0.00
                                                           2011      12.45       12.09       0.00

Western Asset Management Strategic Bond Opportunities
  Investment Division/(a)/................................ 2003      10.00       10.13       0.00
                                                           2004      10.13       10.31       0.00
                                                           2005      10.31       10.12       0.00
                                                           2006      10.12       10.15       0.00
                                                           2007      10.15       10.07       0.00
                                                           2008      10.07        8.17       0.00
                                                           2009       8.17       10.31       0.00
                                                           2010      10.31       11.09       0.00
                                                           2011      11.09       11.24       0.00

Western Asset Management U.S. Government Investment
  Division/(a)/........................................... 2003      10.00       10.01       0.00
                                                           2004      10.01        9.84       0.00
                                                           2005       9.84        9.56       0.00
                                                           2006       9.56        9.50       0.00
                                                           2007       9.50        9.46       0.00
                                                           2008       9.46        9.00       0.00
                                                           2009       9.00        8.96       0.00
                                                           2010       8.96        9.05       0.00
                                                           2011       9.05        9.11       0.00

                                5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
(Class B)/(h)/............................................ 2008    $  1.00     $  0.68       0.00
                                                           2009       0.68        0.83       0.00
                                                           2010       0.83        0.88       0.00
                                                           2011       0.88        0.82       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------
                                                               BEGINNING OF END OF YEAR   NUMBER OF
                                                               YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------

American Funds Bond Investment Division (Class 2)/(f)/... 2006   $  15.71..  $  16.03..     0.00.....
                                                          2007      16.03       15.66       0.00
                                                          2008      15.66       13.41       0.00
                                                          2009      13.41       14.28       0.00
                                                          2010      14.28       14.37       0.00
                                                          2011      14.37       14.41       0.00

American Funds Global Small Capitalization Investment
Division (Class 2)/(a)/.................................. 2003      10.00..     10.37..     0.00.....
                                                          2004      10.37       11.85       0.00
                                                          2005      11.85       14.05       0.00
                                                          2006      14.05       16.48       0.00
                                                          2007      16.48       18.91       0.00
                                                          2008      18.91        8.30       0.00
                                                          2009       8.30       12.66       0.00
                                                          2010      12.66       14.65       0.00
                                                          2011      14.65       11.20       0.00

American Funds(R) Growth Allocation Investment Division
(Class B)/(h)/........................................... 2008       1.00..      0.62..     0.00.....
                                                          2009       0.62        0.78       0.00
                                                          2010       0.78        0.84       0.00
                                                          2011       0.84        0.76       0.00

American Funds Growth Investment Division (Class 2)/(a)/. 2003      10.00..     10.38..     0.00.....
                                                          2004      10.38       11.03       0.00
                                                          2005      11.03       12.12       0.00
                                                          2006      12.12       12.63       0.00
                                                          2007      12.63       13.41       0.00
                                                          2008      13.41        7.10       0.00
                                                          2009       7.10        9.36       0.00
                                                          2010       9.36       10.50       0.00
                                                          2011      10.50        9.50       0.00

American Funds Growth-Income Investment Division
(Class 2)/(a)/........................................... 2003      10.00..     10.54..     0.00.....
                                                          2004      10.54       11.00       0.00
                                                          2005      11.00       11.00       0.00
                                                          2006      11.00       11.99       0.00
                                                          2007      11.99       11.90       0.00
                                                          2008      11.90        6.99       0.00
                                                          2009       6.99        8.67       0.00
                                                          2010       8.67        9.13       0.00
                                                          2011       9.13        8.48       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Moderate Allocation Investment Division
  (Class B)/(h)/.......................................... 2008   $  1.00      $  0.74       0.00
                                                           2009      0.74         0.87       0.00
                                                           2010      0.87         0.91       0.00
                                                           2011      0.91         0.86       0.00

Artio International Stock Investment Division............. 2003     10.00        10.78       0.00
                                                           2004     10.78        12.04       0.00
                                                           2005     12.04        13.43       0.00
                                                           2006     13.43        14.79       0.00
                                                           2007     14.79        15.42       0.00
                                                           2008     15.42         8.14       0.00
                                                           2009      8.14         9.40       0.00
                                                           2010      9.40         9.53       0.00
                                                           2011      9.53         7.22       0.00

Barclays Capital Aggregate Bond Index Investment
  Division/(a)/........................................... 2003     10.00        10.01       0.00
                                                           2004     10.01         9.85       0.00
                                                           2005      9.85         9.50       0.00
                                                           2006      9.50         9.36       0.00
                                                           2007      9.36         9.45       0.00
                                                           2008      9.45         9.47       0.00
                                                           2009      9.47         9.41       0.00
                                                           2010      9.41         9.43       0.00
                                                           2011      9.43         9.59       0.00

BlackRock Aggressive Growth Investment Division/(a)/...... 2003     10.00        10.23       0.00
                                                           2004     10.23        10.92       0.00
                                                           2005     10.92        11.43       0.00
                                                           2006     11.43        11.53       0.00
                                                           2007     11.53        13.14       0.00
                                                           2008     13.14         6.74       0.00
                                                           2009      6.74         9.52       0.00
                                                           2010      9.52        10.38       0.00
                                                           2011     10.38         9.52       0.00

BlackRock Bond Income Investment Division/(a)/............ 2003     10.00        10.05       0.00
                                                           2004     10.05         9.92       0.00
                                                           2005      9.92         9.60       0.00
                                                           2006      9.60         9.48       0.00
                                                           2007      9.48         9.52       0.00
                                                           2008      9.52         8.69       0.00
                                                           2009      8.69         8.99       0.00
                                                           2010      8.99         9.21       0.00
                                                           2011      9.21         9.28       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

BlackRock Diversified Investment Division/(a)/........................ 2003   $  10.00    $  10.30       0.00
                                                                       2004      10.30       10.57       0.00
                                                                       2005      10.57       10.30       0.00
                                                                       2006      10.30       10.76       0.00
                                                                       2007      10.76       10.77       0.00
                                                                       2008      10.77        7.65       0.00
                                                                       2009       7.65        8.48       0.00
                                                                       2010       8.48        8.79       0.00
                                                                       2011       8.79        8.63       0.00

BlackRock Large Cap Core Investment Division*/(g)/.................... 2007      11.88       11.67       0.00
                                                                       2008      11.67        6.93       0.00
                                                                       2009       6.93        7.83       0.00
                                                                       2010       7.83        8.34       0.00
                                                                       2011       8.34        7.93       0.00

Black Rock Large Cap Investment Division/(a)(g)/...................... 2003      10.00       10.46       0.00
                                                                       2004      10.46       10.96       0.00
                                                                       2005      10.96       10.73       0.00
                                                                       2006      10.73       11.58       0.00
                                                                       2007      11.58       11.98       0.00

BlackRock Large Cap Value Investment Division/(b)/.................... 2004      10.00       10.83       0.00
                                                                       2005      10.83       10.86       0.00
                                                                       2006      10.86       12.25       0.00
                                                                       2007      12.25       11.97       0.00
                                                                       2008      11.97        7.36       0.00
                                                                       2009       7.36        7.74       0.00
                                                                       2010       7.74        7.99       0.00
                                                                       2011       7.99        7.73       0.00

BlackRock Legacy Large Cap Growth Investment Division/(b)/............ 2004      10.00       10.75       0.00
                                                                       2005      10.75       10.88       0.00
                                                                       2006      10.88       10.71       0.00
                                                                       2007      10.71       12.02       0.00
                                                                       2008      12.02        7.21       0.00
                                                                       2009       7.21        9.32       0.00
                                                                       2010       9.32       10.56       0.00
                                                                       2011      10.56        9.09       0.00

BlackRock Legacy Large Cap Growth Investment Division (formerly FI
  Large Cap Investment Division)/(i)/................................. 2006      18.64       18.33       0.00
                                                                       2007      18.33       18.01       0.00
                                                                       2008      18.01        9.39       0.00
                                                                       2009       9.39        9.66       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

Clarion Global Real Estate Investment Division/(b)/... 2004   $  10.00     $  2.06       0.00
                                                       2005       2.06        2.21       0.00
                                                       2006       2.21        2.88       0.00
                                                       2007       2.88        2.32       0.00
                                                       2008       2.32        1.28       0.00
                                                       2009       1.28        1.64       0.00
                                                       2010       1.64        1.80       0.00
                                                       2011       1.80        1.61       0.00

Davis Venture Value Investment Division/(a)/.......... 2003      10.00       10.62       0.00
                                                       2004      10.62       11.28       0.00
                                                       2005      11.28       11.77       0.00
                                                       2006      11.77       12.75       0.00
                                                       2007      12.75       12.60       0.00
                                                       2008      12.60        7.22       0.00
                                                       2009       7.22        9.01       0.00
                                                       2010       9.01        9.54       0.00
                                                       2011       9.54        8.65       0.00

FI Value Leaders Investment Division/(b)/............. 2004      10.00       11.07       0.00
                                                       2005      11.07       11.59       0.00
                                                       2006      11.59       12.27       0.00
                                                       2007      12.27       12.08       0.00
                                                       2008      12.08        6.97       0.00
                                                       2009       6.97        8.03       0.00
                                                       2010       8.03        8.69       0.00
                                                       2011       8.69        7.71       0.00

Harris Oakmark International Investment Division/(b)/. 2004      10.00       11.33       0.00
                                                       2005      11.33       12.27       0.00
                                                       2006      12.27       14.98       0.00
                                                       2007      14.98       14.04       0.00
                                                       2008      14.04        7.86       0.00
                                                       2009       7.86       11.56       0.00
                                                       2010      11.56       12.75       0.00
                                                       2011      12.75       10.36       0.00

Invesco Small Cap Growth Investment Division/(b)/..... 2004      10.00       10.52       0.00
                                                       2005      10.52       10.80       0.00
                                                       2006      10.80       11.63       0.00
                                                       2007      11.63       12.24       0.00
                                                       2008      12.24        7.10       0.00
                                                       2009       7.10        9.01       0.00
                                                       2010       9.01       10.78       0.00
                                                       2011      10.78       10.10       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------
                                                               BEGINNING OF END OF YEAR   NUMBER OF
                                                               YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------

Janus Forty Investment Division/(h)/..................... 2008  $  319.97    $  170.40      0.00
                                                          2009     170.40       230.68      0.00
                                                          2010     230.68       239.17      0.00
                                                          2011     239.17       209.56      0.00

Jennison Growth Investment Division/(c)/................. 2005       9.18        10.75      0.00
                                                          2006      10.75        10.44      0.00
                                                          2007      10.44        11.02      0.00
                                                          2008      11.02         6.62      0.00
                                                          2009       6.62         8.76      0.00
                                                          2010       8.76         9.25      0.00
                                                          2011       9.25         8.79      0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)/(a)(c)/................... 2003      10.00        10.17      0.00
                                                          2004      10.17        10.09      0.00
                                                          2005      10.09         9.08      0.00

Lazard Mid Cap Investment Division/(b)/.................. 2004      10.00        10.61      0.00
                                                          2005      10.61        10.87      0.00
                                                          2006      10.87        11.81      0.00
                                                          2007      11.81        10.88      0.00
                                                          2008      10.88         6.36      0.00
                                                          2009       6.36         8.25      0.00
                                                          2010       8.25         9.61      0.00
                                                          2011       9.61         8.62      0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division/(a)/.......................................... 2003      10.00        10.31      0.00
                                                          2004      10.31        10.61      0.00
                                                          2005      10.61        11.42      0.00
                                                          2006      11.42        10.62      0.00
                                                          2007      10.62        10.30      0.00
                                                          2008      10.30         5.94      0.00
                                                          2009       5.94         7.49      0.00
                                                          2010       7.49         8.79      0.00
                                                          2011       8.79         8.60      0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division)/(k)/......................................... 2006      11.50        12.00      0.00
                                                          2007      12.00        10.69      0.00
                                                          2008      10.69         4.60      0.00
                                                          2009       4.60         6.00      0.00
                                                          2010       6.00         6.11      0.00
                                                          2011       6.11         6.41      0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment Division
  (formerly Legg Mason Value Equity Investment Division (formerly
  MFS(R) Investors Trust Investment Division))/(a)(d)/................ 2003   $  10.00    $  10.48       0.00
                                                                       2004      10.48       11.04       0.00
                                                                       2005      11.04       11.19       0.00
                                                                       2006      11.19       11.56       0.00

Loomis Sayles Small Cap Core Investment Division/(a)/................. 2003      10.00       10.16       0.00
                                                                       2004      10.16       11.17       0.00
                                                                       2005      11.17       11.30       0.00
                                                                       2006      11.30       12.46       0.00
                                                                       2007      12.46       13.18       0.00
                                                                       2008      13.18        7.98       0.00
                                                                       2009       7.98        9.83       0.00
                                                                       2010       9.83       11.85       0.00
                                                                       2011      11.85       11.27       0.00

Loomis Sayles Small Cap Growth Investment Division/(a)/............... 2003      10.00       10.38       0.00
                                                                       2004      10.38       10.93       0.00
                                                                       2005      10.93       10.82       0.00
                                                                       2006      10.82       11.25       0.00
                                                                       2007      11.25       11.11       0.00
                                                                       2008      11.11        6.18       0.00
                                                                       2009       6.18        7.59       0.00
                                                                       2010       7.59        9.45       0.00
                                                                       2011       9.45        9.20       0.00

Lord Abbett Bond Debenture Investment Division/(a)/................... 2003      10.00       10.24       0.00
                                                                       2004      10.24       10.50       0.00
                                                                       2005      10.50       10.10       0.00
                                                                       2006      10.10       10.45       0.00
                                                                       2007      10.45       10.55       0.00
                                                                       2008      10.55        8.13       0.00
                                                                       2009       8.13       10.55       0.00
                                                                       2010      10.55       11.28       0.00
                                                                       2011      11.28       11.18       0.00

Met/Artisan Mid Cap Value Investment Division/(a)/.................... 2003      10.00       10.77       0.00
                                                                       2004      10.77       11.19       0.00
                                                                       2005      11.19       11.64       0.00
                                                                       2006      11.64       12.37       0.00
                                                                       2007      12.37       10.89       0.00
                                                                       2008      10.89        5.56       0.00
                                                                       2009       5.56        7.44       0.00
                                                                       2010       7.44        8.09       0.00
                                                                       2011       8.09        8.16       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Met/Franklin Income Investment Division (Class B)/(h)/................ 2008   $  0.99      $  0.77       0.00
                                                                       2009      0.77         0.93       0.00
                                                                       2010      0.93         0.99       0.00
                                                                       2011      0.99         0.95       0.00

Met/Franklin Mutual Shares Investment Division (Class B)/(h)/......... 2008      0.99         0.64       0.00
                                                                       2009      0.64         0.75       0.00
                                                                       2010      0.75         0.79       0.00
                                                                       2011      0.79         0.74       0.00

Met/Franklin Templeton Founding Strategy Investment Division (Class
  B)/(h)/............................................................. 2008      0.99         0.68       0.00
                                                                       2009      0.68         0.83       0.00
                                                                       2010      0.83         0.86       0.00
                                                                       2011      0.86         0.80       0.00

Met/Templeton Growth Investment Division (Class B)/(h)/............... 2008      0.99         0.63       0.00
                                                                       2009      0.63         0.79       0.00
                                                                       2010      0.79         0.81       0.00
                                                                       2011      0.81         0.71       0.00

MetLife Aggressive Strategy Investment Division....................... 2011      9.58         7.99       0.00

MetLife Aggressive Strategy Investment Division (formerly MetLife
  Aggressive Allocation Investment Division)/(e)(l)/.................. 2005      9.99        10.85       0.00
                                                                       2006     10.85        11.91       0.00
                                                                       2007     11.91        11.64       0.00
                                                                       2008     11.64         6.57       0.00
                                                                       2009      6.57         8.19       0.00
                                                                       2010      8.19         8.97       0.00
                                                                       2011      8.97         9.61       0.00

MetLife Conservative Allocation Investment Division/(e)/.............. 2005      9.99        10.02       0.00
                                                                       2006     10.02        10.19       0.00
                                                                       2007     10.19        10.19       0.00
                                                                       2008     10.19         8.27       0.00
                                                                       2009      8.27         9.44       0.00
                                                                       2010      9.44         9.84       0.00
                                                                       2011      9.84         9.63       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

MetLife Conservative to Moderate Allocation Investment Division/(e)/.. 2005   $  9.99     $  10.24       0.00
                                                                       2006     10.24        10.65       0.00
                                                                       2007     10.65        10.57       0.00
                                                                       2008     10.57         7.85       0.00
                                                                       2009      7.85         9.21       0.00
                                                                       2010      9.21         9.73       0.00
                                                                       2011      9.73         9.31       0.00

MetLife Mid Cap Stock Index Investment Division/(a)/.................. 2003     10.00        10.41       0.00
                                                                       2004     10.41        11.42       0.00
                                                                       2005     11.42        12.12       0.00
                                                                       2006     12.12        12.62       0.00
                                                                       2007     12.62        12.85       0.00
                                                                       2008     12.85         7.75       0.00
                                                                       2009      7.75        10.04       0.00
                                                                       2010     10.04        11.98       0.00
                                                                       2011     11.98        11.11       0.00

MetLife Moderate Allocation Investment Division/(e)/.................. 2005      9.99        10.46       0.00
                                                                       2006     10.46        11.09       0.00
                                                                       2007     11.09        10.96       0.00
                                                                       2008     10.96         7.41       0.00
                                                                       2009      7.41         8.89       0.00
                                                                       2010      8.89         9.53       0.00
                                                                       2011      9.53         8.91       0.00

MetLife Moderate to Aggressive Allocation Investment Division/(e)/.... 2005      9.99        10.68       0.00
                                                                       2006     10.68        11.56       0.00
                                                                       2007     11.56        11.38       0.00
                                                                       2008     11.38         6.99       0.00
                                                                       2009      6.99         8.56       0.00
                                                                       2010      8.56         9.29       0.00
                                                                       2011      9.29         8.47       0.00

MetLife Stock Index Investment Division/(a)/.......................... 2003     10.00        10.51       0.00
                                                                       2004     10.51        10.98       0.00
                                                                       2005     10.98        10.86       0.00
                                                                       2006     10.86        11.86       0.00
                                                                       2007     11.86        11.79       0.00
                                                                       2008     11.79         7.01       0.00
                                                                       2009      7.01         8.36       0.00
                                                                       2010      8.36         9.08       0.00
                                                                       2011      9.08         8.74       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

MFS(R) Research International Investment Division/(a)/................ 2003   $  10.00    $  10.87       0.00
                                                                       2004      10.87       12.30       0.00
                                                                       2005      12.30       13.58       0.00
                                                                       2006      13.58       16.29       0.00
                                                                       2007      16.29       17.49       0.00
                                                                       2008      17.49        9.54       0.00
                                                                       2009       9.54       11.90       0.00
                                                                       2010      11.90       12.56       0.00
                                                                       2011      12.56       10.64       0.00

MFS(R) Total Return Investment Division/(b)/.......................... 2004      10.00       10.63       0.00
                                                                       2005      10.63       10.36       0.00
                                                                       2006      10.36       10.99       0.00
                                                                       2007      10.99       10.84       0.00
                                                                       2008      10.84        7.97       0.00
                                                                       2009       7.97        8.94       0.00
                                                                       2010       8.94        9.30       0.00
                                                                       2011       9.30        9.01       0.00

MFS(R) Value Investment Division/(a)/................................. 2003      10.00       10.54       0.00
                                                                       2004      10.54       11.10       0.00
                                                                       2005      11.10       10.35       0.00
                                                                       2006      10.35       11.56       0.00
                                                                       2007      11.56       10.51       0.00
                                                                       2008      10.51        6.61       0.00
                                                                       2009       6.61        7.54       0.00
                                                                       2010       7.54        7.95       0.00
                                                                       2011       7.95        7.58       0.00

Morgan Stanley EAFE(R) Index Investment Division/(a)/................. 2003      10.00       10.89       0.00
                                                                       2004      10.89       12.32       0.00
                                                                       2005      12.32       13.19       0.00
                                                                       2006      13.19       15.67       0.00
                                                                       2007      15.67       16.42       0.00
                                                                       2008      16.42        8.98       0.00
                                                                       2009       8.98       10.93       0.00
                                                                       2010      10.93       11.18       0.00
                                                                       2011      11.18        9.25       0.00

Morgan Stanley Mid Cap Growth Investment Division/(j)/................ 2010       7.16        8.09       0.00
                                                                       2011       8.09        7.14       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid
  Cap Opportunities Investment Division/(a)/)......................... 2003   $  10.00    $  10.24       0.00
                                                                       2004      10.24       11.34       0.00
                                                                       2005      11.34       11.46       0.00
                                                                       2006      11.46       12.12       0.00
                                                                       2007      12.12       12.41       0.00
                                                                       2008      12.41        5.24       0.00
                                                                       2009       5.24        6.63       0.00
                                                                       2010       6.63        7.09       0.00

Neuberger Berman Genesis Investment Division/(a)/..................... 2003      10.00       10.88       0.00
                                                                       2004      10.88       11.86       0.00
                                                                       2005      11.86       11.68       0.00
                                                                       2006      11.68       12.89       0.00
                                                                       2007      12.89       11.76       0.00
                                                                       2008      11.76        6.84       0.00
                                                                       2009       6.84        7.32       0.00
                                                                       2010       7.32        8.41       0.00
                                                                       2011       8.41        8.42       0.00

Neuberger Berman Mid Cap Value Investment Division/(a)/............... 2003      10.00       10.58       0.00
                                                                       2004      10.58       12.29       0.00
                                                                       2005      12.29       13.04       0.00
                                                                       2006      13.04       13.75       0.00
                                                                       2007      13.75       13.44       0.00
                                                                       2008      13.44        6.69       0.00
                                                                       2009       6.69        9.36       0.00
                                                                       2010       9.36       11.18       0.00
                                                                       2011      11.18        9.89       0.00

Oppenheimer Capital Appreciation Investment Division/(e)/............. 2005       8.25        8.73       0.00
                                                                       2006       8.73        8.90       0.00
                                                                       2007       8.90        9.62       0.00
                                                                       2008       9.62        4.93       0.00
                                                                       2009       4.93        6.71       0.00
                                                                       2010       6.71        6.96       0.00
                                                                       2011       6.96        6.51       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Investment Division/(a)/.................... 2003   $  10.00    $  10.76       0.00
                                                                       2004      10.76       11.84       0.00
                                                                       2005      11.84       13.01       0.00
                                                                       2006      13.01       14.34       0.00
                                                                       2007      14.34       14.43       0.00
                                                                       2008      14.43        8.13       0.00
                                                                       2009       8.13       10.79       0.00
                                                                       2010      10.79       11.85       0.00
                                                                       2011      11.85       10.28       0.00

PIMCO Inflation Protected Bond Investment Division/(f)/............... 2006      11.29       11.09       0.00
                                                                       2007      11.09       11.64       0.00
                                                                       2008      11.64       10.28       0.00
                                                                       2009      10.28       11.50       0.00
                                                                       2010      11.50       11.74       0.00
                                                                       2011      11.74       12.37       0.00

PIMCO Total Return Investment Division/(a)/........................... 2003      10.00       10.04       0.00
                                                                       2004      10.04        9.99       0.00
                                                                       2005       9.99        9.67       0.00
                                                                       2006       9.67        9.59       0.00
                                                                       2007       9.59        9.77       0.00
                                                                       2008       9.77        9.29       0.00
                                                                       2009       9.29       10.40       0.00
                                                                       2010      10.40       10.66       0.00
                                                                       2011      10.66       10.42       0.00

RCM Technology Investment Division/(a)/............................... 2003      10.00        9.98       0.00
                                                                       2004       9.98        9.03       0.00
                                                                       2005       9.03        9.51       0.00
                                                                       2006       9.51        9.48       0.00
                                                                       2007       9.48       11.80       0.00
                                                                       2008      11.80        6.22       0.00
                                                                       2009       6.22        9.35       0.00
                                                                       2010       9.35       11.34       0.00
                                                                       2011      11.34        9.67       0.00

Russell 2000(R) Index Investment Division/(a)/........................ 2003      10.00       10.45       0.00
                                                                       2004      10.45       11.64       0.00
                                                                       2005      11.64       11.50       0.00
                                                                       2006      11.50       12.82       0.00
                                                                       2007      12.82       11.93       0.00
                                                                       2008      11.93        7.50       0.00
                                                                       2009       7.50        8.93       0.00
                                                                       2010       8.93       10.72       0.00
                                                                       2011      10.72        9.72       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

SSgA Growth and Income ETF Investment Division/(f)/..... 2006   $  10.56    $  10.92       0.00
                                                         2007      10.92       10.91       0.00
                                                         2008      10.91        7.75       0.00
                                                         2009       7.75        9.15       0.00
                                                         2010       9.15        9.74       0.00
                                                         2011       9.74        9.33       0.00

SSgA Growth ETF Investment Division/(f)/................ 2006      10.76       11.16       0.00
                                                         2007      11.16       11.18       0.00
                                                         2008      11.18        7.10       0.00
                                                         2009       7.10        8.69       0.00
                                                         2010       8.69        9.39       0.00
                                                         2011       9.39        8.71       0.00

T. Rowe Price Large Cap Growth Investment Division/(a)/. 2003      10.00       10.54       0.00
                                                         2004      10.54       10.96       0.00
                                                         2005      10.96       11.04       0.00
                                                         2006      11.04       11.82       0.00
                                                         2007      11.82       12.22       0.00
                                                         2008      12.22        6.71       0.00
                                                         2009       6.71        9.10       0.00
                                                         2010       9.10       10.07       0.00
                                                         2011      10.07        9.41       0.00

T. Rowe Price Mid Cap Growth Investment Division/(a)/... 2003      10.00       10.32       0.00
                                                         2004      10.32       11.53       0.00
                                                         2005      11.53       12.52       0.00
                                                         2006      12.52       12.61       0.00
                                                         2007      12.61       14.05       0.00
                                                         2008      14.05        8.01       0.00
                                                         2009       8.01       11.05       0.00
                                                         2010      11.05       13.38       0.00
                                                         2011      13.38       12.47       0.00

T. Rowe Price Small Cap Growth Investment Division/(a)/. 2003      10.00       10.24       0.00
                                                         2004      10.24       10.75       0.00
                                                         2005      10.75       11.28       0.00
                                                         2006      11.28       11.08       0.00
                                                         2007      11.08       11.50       0.00
                                                         2008      11.50        6.93       0.00
                                                         2009       6.93        9.11       0.00
                                                         2010       9.11       11.62       0.00
                                                         2011      11.62       11.18       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                5% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond Opportunities
  Investment Division/(a)/................................ 2003   $  10.00    $  10.12       0.00
                                                           2004      10.12       10.20       0.00
                                                           2005      10.20        9.91       0.00
                                                           2006       9.91        9.85       0.00
                                                           2007       9.85        9.68       0.00
                                                           2008       9.68        7.77       0.00
                                                           2009       7.77        9.72       0.00
                                                           2010       9.72       10.35       0.00
                                                           2011      10.35       10.39       0.00

Western Asset Management U.S. Government Investment
  Division/(a)/........................................... 2003      10.00       10.00       0.00
                                                           2004      10.00        9.73       0.00
                                                           2005       9.73        9.36       0.00
                                                           2006       9.36        9.22       0.00
                                                           2007       9.22        9.09       0.00
                                                           2008       9.09        8.56       0.00
                                                           2009       8.56        8.44       0.00
                                                           2010       8.44        8.45       0.00
                                                           2011       8.45        8.42       0.00

                                6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds(R) Balanced Allocation Investment Division
  (Class B)/(h)/.......................................... 2008    $  1.00     $  0.67       0.00
                                                           2009       0.67        0.82       0.00
                                                           2010       0.82        0.86       0.00
                                                           2011       0.86        0.79       0.00

American Funds Bond Investment Division (Class 2)/(f)/.... 2006      15.71       15.93       0.00
                                                           2007      15.93       15.41       0.00
                                                           2008      15.41       13.08       0.00
                                                           2009      13.08       13.79       0.00
                                                           2010      13.79       13.74       0.00
                                                           2011      13.74       13.66       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization Investment
  Division (Class 2)/(a)/................................. 2003   $  10.00    $  10.36       0.00
                                                           2004      10.36       11.72       0.00
                                                           2005      11.72       13.76       0.00
                                                           2006      13.76       15.99       0.00
                                                           2007      15.99       18.17       0.00
                                                           2008      18.17        7.91       0.00
                                                           2009       7.91       11.94       0.00
                                                           2010      11.94       13.69       0.00
                                                           2011      13.69       10.37       0.00

American Funds(R) Growth Allocation Investment Division
  (Class B)/(h)/.......................................... 2008       1.00        0.61       0.00
                                                           2009       0.61        0.77       0.00
                                                           2010       0.77        0.82       0.00
                                                           2011       0.82        0.74       0.00

American Funds Growth Investment Division (Class 2)/(a)/.. 2003      10.00       10.36       0.00
                                                           2004      10.36       10.91       0.00
                                                           2005      10.91       11.87       0.00
                                                           2006      11.87       12.26       0.00
                                                           2007      12.26       12.89       0.00
                                                           2008      12.89        6.76       0.00
                                                           2009       6.76        8.82       0.00
                                                           2010       8.82        9.81       0.00
                                                           2011       9.81        8.79       0.00

American Funds Growth-Income Investment Division
  (Class 2)/(a)/.......................................... 2003      10.00       10.53       0.00
                                                           2004      10.53       10.88       0.00
                                                           2005      10.88       10.78       0.00
                                                           2006      10.78       11.63       0.00
                                                           2007      11.63       11.44       0.00
                                                           2008      11.44        6.65       0.00
                                                           2009       6.65        8.18       0.00
                                                           2010       8.18        8.53       0.00
                                                           2011       8.53        7.84       0.00

American Funds(R) Moderate Allocation Investment Division
  (Class B)/(h)/.......................................... 2008       1.00        0.74       0.00
                                                           2009       0.74        0.86       0.00
                                                           2010       0.86        0.88       0.00
                                                           2011       0.88        0.83       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM /ANNUITY CONTRACTS (CONTINUED)


                             6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
-------------------------------------------------------------------------------------------------
                                                           BEGINNING OF END OF YEAR   NUMBER OF
                                                           YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-------------------------------------------------------------------------------------------------

Artio International Stock Investment Division........ 2003   $  10.00    $  10.76       0.00
                                                      2004      10.76       11.91       0.00
                                                      2005      11.91       13.16       0.00
                                                      2006      13.16       14.36       0.00
                                                      2007      14.36       14.83       0.00
                                                      2008      14.83        7.75       0.00
                                                      2009       7.75        8.87       0.00
                                                      2010       8.87        8.90       0.00
                                                      2011       8.90        6.68       0.00

Barclays Capital Aggregate Bond Index Investment
  Division/(a)/...................................... 2003      10.00       10.00       0.00
                                                      2004      10.00        9.74       0.00
                                                      2005       9.74        9.31       0.00
                                                      2006       9.31        9.08       0.00
                                                      2007       9.08        9.08       0.00
                                                      2008       9.08        9.01       0.00
                                                      2009       9.01        8.88       0.00
                                                      2010       8.88        8.81       0.00
                                                      2011       8.81        8.87       0.00

BlackRock Aggressive Growth Investment Division/(a)/. 2003      10.00       10.21       0.00
                                                      2004      10.21       10.80       0.00
                                                      2005      10.80       11.20       0.00
                                                      2006      11.20       11.19       0.00
                                                      2007      11.19       12.63       0.00
                                                      2008      12.63        6.42       0.00
                                                      2009       6.42        8.98       0.00
                                                      2010       8.98        9.70       0.00
                                                      2011       9.70        8.81       0.00

BlackRock Bond Income Investment Division/(a)/....... 2003      10.00       10.03       0.00
                                                      2004      10.03        9.81       0.00
                                                      2005       9.81        9.41       0.00
                                                      2006       9.41        9.20       0.00
                                                      2007       9.20        9.15       0.00
                                                      2008       9.15        8.27       0.00
                                                      2009       8.27        8.48       0.00
                                                      2010       8.48        8.60       0.00
                                                      2011       8.60        8.59       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

BlackRock Diversified Investment Division/(a)/........ 2003   $  10.00    $  10.29       0.00
                                                       2004      10.29       10.45       0.00
                                                       2005      10.45       10.09       0.00
                                                       2006      10.09       10.44       0.00
                                                       2007      10.44       10.35       0.00
                                                       2008      10.35        7.29       0.00
                                                       2009       7.29        8.00       0.00
                                                       2010       8.00        8.22       0.00
                                                       2011       8.22        7.99       0.00

BlackRock Large Cap Core Investment Division*/(g)/.... 2007      11.49       11.21       0.00
                                                       2008      11.21        6.60       0.00
                                                       2009       6.60        7.38       0.00
                                                       2010       7.38        7.79       0.00
                                                       2011       7.79        7.34       0.00

Black Rock Large Cap Investment Division/(a)(g)/...... 2003      10.00       10.44       0.00
                                                       2004      10.44       10.84       0.00
                                                       2005      10.84       10.51       0.00
                                                       2006      10.51       11.24       0.00
                                                       2007      11.24       11.59       0.00

BlackRock Large Cap Value Investment Division/(b)/.... 2004      10.00       10.76       0.00
                                                       2005      10.76       10.69       0.00
                                                       2006      10.69       11.94       0.00
                                                       2007      11.94       11.56       0.00
                                                       2008      11.56        7.04       0.00
                                                       2009       7.04        7.33       0.00
                                                       2010       7.33        7.50       0.00
                                                       2011       7.50        7.19       0.00

BlackRock Legacy Large Cap Growth Investment
  Division/(b)/....................................... 2004      10.00       10.69       0.00
                                                       2005      10.69       10.71       0.00
                                                       2006      10.71       10.44       0.00
                                                       2007      10.44       11.61       0.00
                                                       2008      11.61        6.90       0.00
                                                       2009       6.90        8.84       0.00
                                                       2010       8.84        9.91       0.00
                                                       2011       9.91        8.45       0.00

BlackRock Legacy Large Cap Growth Investment Division
  (formerly FI Large Cap Investment Division)/(i)/.... 2006      18.64       18.22       0.00
                                                       2007      18.22       17.72       0.00
                                                       2008      17.72        9.15       0.00
                                                       2009       9.15        9.38       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

Clarion Global Real Estate Investment Division/(b)/... 2004   $  10.00     $  2.04       0.00
                                                       2005       2.04        2.17       0.00
                                                       2006       2.17        2.81       0.00
                                                       2007       2.81        2.24       0.00
                                                       2008       2.24        1.22       0.00
                                                       2009       1.22        1.55       0.00
                                                       2010       1.55        1.69       0.00
                                                       2011       1.69        1.50       0.00

Davis Venture Value Investment Division/(a)/.......... 2003      10.00       10.61       0.00
                                                       2004      10.61       11.16       0.00
                                                       2005      11.16       11.53       0.00
                                                       2006      11.53       12.37       0.00
                                                       2007      12.37       12.11       0.00
                                                       2008      12.11        6.87       0.00
                                                       2009       6.87        8.50       0.00
                                                       2010       8.50        8.91       0.00
                                                       2011       8.91        8.01       0.00

FI Value Leaders Investment Division/(b)/............. 2004      10.00       11.00       0.00
                                                       2005      11.00       11.41       0.00
                                                       2006      11.41       11.96       0.00
                                                       2007      11.96       11.67       0.00
                                                       2008      11.67        6.67       0.00
                                                       2009       6.67        7.61       0.00
                                                       2010       7.61        8.16       0.00
                                                       2011       8.16        7.17       0.00

Harris Oakmark International Investment Division/(b)/. 2004      10.00       11.26       0.00
                                                       2005      11.26       12.07       0.00
                                                       2006      12.07       14.61       0.00
                                                       2007      14.61       13.56       0.00
                                                       2008      13.56        7.52       0.00
                                                       2009       7.52       10.95       0.00
                                                       2010      10.95       11.96       0.00
                                                       2011      11.96        9.64       0.00

Invesco Small Cap Growth Investment Division/(b)/..... 2004      10.00       10.45       0.00
                                                       2005      10.45       10.63       0.00
                                                       2006      10.63       11.34       0.00
                                                       2007      11.34       11.82       0.00
                                                       2008      11.82        6.79       0.00
                                                       2009       6.79        8.54       0.00
                                                       2010       8.54       10.11       0.00
                                                       2011      10.11        9.39       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
-----------------------------------------------------------------------------------------------------
                                                               BEGINNING OF END OF YEAR   NUMBER OF
                                                               YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
-----------------------------------------------------------------------------------------------------

Janus Forty Investment Division/(h)/..................... 2008  $  316.93    $  167.70      0.00
                                                          2009     167.70       224.88      0.00
                                                          2010     224.88       230.96      0.00
                                                          2011     230.96       200.46      0.00

Jennison Growth Investment Division/(c)/................. 2005       9.05        10.53      0.00
                                                          2006      10.53        10.13      0.00
                                                          2007      10.13        10.59      0.00
                                                          2008      10.59         6.30      0.00
                                                          2009       6.30         8.26      0.00
                                                          2010       8.26         8.64      0.00
                                                          2011       8.64         8.13      0.00

Jennison Growth Investment Division (formerly Met/Putnam
  Voyager Investment Division)/(a)(c)/................... 2003      10.00        10.16      0.00
                                                          2004      10.16         9.98      0.00
                                                          2005       9.98         8.95      0.00

Lazard Mid Cap Investment Division/(b)/.................. 2004      10.00        10.54      0.00
                                                          2005      10.54        10.70      0.00
                                                          2006      10.70        11.51      0.00
                                                          2007      11.51        10.51      0.00
                                                          2008      10.51         6.08      0.00
                                                          2009       6.08         7.81      0.00
                                                          2010       7.81         9.02      0.00
                                                          2011       9.02         8.01      0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division/(a)/.......................................... 2003      10.00        10.30      0.00
                                                          2004      10.30        10.49      0.00
                                                          2005      10.49        11.18      0.00
                                                          2006      11.18        10.31      0.00
                                                          2007      10.31         9.90      0.00
                                                          2008       9.90         5.65      0.00
                                                          2009       5.65         7.07      0.00
                                                          2010       7.07         8.21      0.00
                                                          2011       8.21         7.96      0.00

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division)/(k)/......................................... 2006      11.23        11.65      0.00
                                                          2007      11.65        10.28      0.00
                                                          2008      10.28         4.38      0.00
                                                          2009       4.38         5.65      0.00
                                                          2010       5.65         5.71      0.00
                                                          2011       5.71         5.97      0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                               6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
----------------------------------------------------------------------------------------------------
                                                              BEGINNING OF END OF YEAR   NUMBER OF
                                                              YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                  INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
----------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Aggressive Growth Investment
  Division (formerly Legg Mason Value Equity Investment
  Division (formerly MFS(R) Investors Trust Investment
  Division))/(a)(d)/.................................... 2003   $  10.00    $  10.47       0.00
                                                         2004      10.47       10.92       0.00
                                                         2005      10.92       10.97       0.00
                                                         2006      10.97       11.29       0.00

Loomis Sayles Small Cap Core Investment Division/(a)/... 2003      10.00       10.14       0.00
                                                         2004      10.14       11.05       0.00
                                                         2005      11.05       11.07       0.00
                                                         2006      11.07       12.09       0.00
                                                         2007      12.09       12.67       0.00
                                                         2008      12.67        7.60       0.00
                                                         2009       7.60        9.27       0.00
                                                         2010       9.27       11.07       0.00
                                                         2011      11.07       10.43       0.00

Loomis Sayles Small Cap Growth Investment Division/(a)/. 2003      10.00       10.37       0.00
                                                         2004      10.37       10.81       0.00
                                                         2005      10.81       10.60       0.00
                                                         2006      10.60       10.92       0.00
                                                         2007      10.92       10.68       0.00
                                                         2008      10.68        5.88       0.00
                                                         2009       5.88        7.16       0.00
                                                         2010       7.16        8.83       0.00
                                                         2011       8.83        8.51       0.00

Lord Abbett Bond Debenture Investment Division/(a)/..... 2003      10.00       10.23       0.00
                                                         2004      10.23       10.38       0.00
                                                         2005      10.38        9.90       0.00
                                                         2006       9.90       10.14       0.00
                                                         2007      10.14       10.14       0.00
                                                         2008      10.14        7.75       0.00
                                                         2009       7.75        9.95       0.00
                                                         2010       9.95       10.54       0.00
                                                         2011      10.54       10.35       0.00

Met/Artisan Mid Cap Value Investment Division/(a)/...... 2003      10.00       10.75       0.00
                                                         2004      10.75       11.07       0.00
                                                         2005      11.07       11.40       0.00
                                                         2006      11.40       12.01       0.00
                                                         2007      12.01       10.47       0.00
                                                         2008      10.47        5.29       0.00
                                                         2009       5.29        7.01       0.00
                                                         2010       7.01        7.55       0.00
                                                         2011       7.55        7.55       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                 6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------------
                                                                   BEGINNING OF END OF YEAR   NUMBER OF
                                                                   YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                    INVESTMENT DIVISION                       YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------------

Met/Franklin Income Investment Division (Class B)/(h)/....... 2008   $  0.99      $  0.77       0.00
                                                              2009      0.77         0.92       0.00
                                                              2010      0.92         0.96       0.00
                                                              2011      0.96         0.92       0.00

Met/Franklin Mutual Shares Investment Division (Class
  B)/(h)/.................................................... 2008      0.99         0.63       0.00
                                                              2009      0.63         0.74       0.00
                                                              2010      0.74         0.77       0.00
                                                              2011      0.77         0.72       0.00

Met/Franklin Templeton Founding Strategy Investment
  Division (Class B)/(h)/.................................... 2008      0.99         0.67       0.00
                                                              2009      0.67         0.81       0.00
                                                              2010      0.81         0.84       0.00
                                                              2011      0.84         0.77       0.00

Met/Templeton Growth Investment Division (Class B)/(h)/...... 2008      0.99         0.63       0.00
                                                              2009      0.63         0.78       0.00
                                                              2010      0.78         0.79       0.00
                                                              2011      0.79         0.69       0.00

MetLife Aggressive Strategy Investment Division.............. 2011      9.05         7.50       0.00

MetLife Aggressive Strategy Investment Division (formerly
  MetLife Aggressive Allocation Investment Division)/(e)(l)/. 2005      9.99        10.78       0.00
                                                              2006     10.78        11.72       0.00
                                                              2007     11.72        11.35       0.00
                                                              2008     11.35         6.34       0.00
                                                              2009      6.34         7.84       0.00
                                                              2010      7.84         8.50       0.00
                                                              2011      8.50         9.08       0.00

MetLife Conservative Allocation Investment Division/(e)/..... 2005      9.99         9.96       0.00
                                                              2006      9.96        10.03       0.00
                                                              2007     10.03         9.93       0.00
                                                              2008      9.93         7.99       0.00
                                                              2009      7.99         9.03       0.00
                                                              2010      9.03         9.33       0.00
                                                              2011      9.33         9.04       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------
                                                             BEGINNING OF END OF YEAR   NUMBER OF
                                                             YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------

MetLife Conservative to Moderate Allocation Investment
  Division/(e)/........................................ 2005   $  9.99     $  10.18       0.00
                                                        2006     10.18        10.48       0.00
                                                        2007     10.48        10.31       0.00
                                                        2008     10.31         7.58       0.00
                                                        2009      7.58         8.81       0.00
                                                        2010      8.81         9.22       0.00
                                                        2011      9.22         8.74       0.00

MetLife Mid Cap Stock Index Investment Division/(a)/... 2003     10.00        10.39       0.00
                                                        2004     10.39        11.29       0.00
                                                        2005     11.29        11.87       0.00
                                                        2006     11.87        12.24       0.00
                                                        2007     12.24        12.35       0.00
                                                        2008     12.35         7.38       0.00
                                                        2009      7.38         9.47       0.00
                                                        2010      9.47        11.19       0.00
                                                        2011     11.19        10.29       0.00

MetLife Moderate Allocation Investment Division/(e)/... 2005      9.99        10.39       0.00
                                                        2006     10.39        10.92       0.00
                                                        2007     10.92        10.68       0.00
                                                        2008     10.68         7.16       0.00
                                                        2009      7.16         8.50       0.00
                                                        2010      8.50         9.03       0.00
                                                        2011      9.03         8.36       0.00

MetLife Moderate to Aggressive Allocation Investment
  Division/(e)/........................................ 2005      9.99        10.61       0.00
                                                        2006     10.61        11.38       0.00
                                                        2007     11.38        11.09       0.00
                                                        2008     11.09         6.75       0.00
                                                        2009      6.75         8.19       0.00
                                                        2010      8.19         8.81       0.00
                                                        2011      8.81         7.95       0.00

MetLife Stock Index Investment Division/(a)/........... 2003     10.00        10.49       0.00
                                                        2004     10.49        10.86       0.00
                                                        2005     10.86        10.64       0.00
                                                        2006     10.64        11.51       0.00
                                                        2007     11.51        11.33       0.00
                                                        2008     11.33         6.67       0.00
                                                        2009      6.67         7.89       0.00
                                                        2010      7.89         8.48       0.00
                                                        2011      8.48         8.09       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
---------------------------------------------------------------------------------------------------
                                                             BEGINNING OF END OF YEAR   NUMBER OF
                                                             YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                    YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
---------------------------------------------------------------------------------------------------

MFS(R) Research International Investment Division/(a)/. 2003   $  10.00    $  10.85       0.00
                                                        2004      10.85       12.16       0.00
                                                        2005      12.16       13.30       0.00
                                                        2006      13.30       15.81       0.00
                                                        2007      15.81       16.81       0.00
                                                        2008      16.81        9.09       0.00
                                                        2009       9.09       11.23       0.00
                                                        2010      11.23       11.74       0.00
                                                        2011      11.74        9.84       0.00

MFS(R) Total Return Investment Division/(b)/........... 2004      10.00       10.56       0.00
                                                        2005      10.56       10.20       0.00
                                                        2006      10.20       10.72       0.00
                                                        2007      10.72       10.47       0.00
                                                        2008      10.47        7.63       0.00
                                                        2009       7.63        8.47       0.00
                                                        2010       8.47        8.73       0.00
                                                        2011       8.73        8.38       0.00

MFS(R) Value Investment Division/(a)/.................. 2003      10.00       10.52       0.00
                                                        2004      10.52       10.98       0.00
                                                        2005      10.98       10.14       0.00
                                                        2006      10.14       11.21       0.00
                                                        2007      11.21       10.10       0.00
                                                        2008      10.10        6.29       0.00
                                                        2009       6.29        7.12       0.00
                                                        2010       7.12        7.42       0.00
                                                        2011       7.42        7.01       0.00

Morgan Stanley EAFE(R) Index Investment Division/(a)/.. 2003      10.00       10.87       0.00
                                                        2004      10.87       12.18       0.00
                                                        2005      12.18       12.92       0.00
                                                        2006      12.92       15.21       0.00
                                                        2007      15.21       15.78       0.00
                                                        2008      15.78        8.55       0.00
                                                        2009       8.55       10.31       0.00
                                                        2010      10.31       10.44       0.00
                                                        2011      10.44        8.56       0.00

Morgan Stanley Mid Cap Growth Investment Division/(j)/. 2010       6.73        7.56       0.00
                                                        2011       7.56        6.61       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF END OF YEAR   NUMBER OF
                                                                YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                   INVESTMENT DIVISION                     YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------

Morgan Stanley Mid Cap Growth Investment Division
  (formerly FI Mid Cap Opportunities Investment
  Division/(a)/).......................................... 2003   $  10.00    $  10.22       0.00
                                                           2004      10.22       11.22       0.00
                                                           2005      11.22       11.23       0.00
                                                           2006      11.23       11.76       0.00
                                                           2007      11.76       11.93       0.00
                                                           2008      11.93        4.99       0.00
                                                           2009       4.99        6.25       0.00
                                                           2010       6.25        6.66       0.00

Neuberger Berman Genesis Investment Division/(a)/......... 2003      10.00       10.86       0.00
                                                           2004      10.86       11.73       0.00
                                                           2005      11.73       11.44       0.00
                                                           2006      11.44       12.51       0.00
                                                           2007      12.51       11.30       0.00
                                                           2008      11.30        6.52       0.00
                                                           2009       6.52        6.90       0.00
                                                           2010       6.90        7.86       0.00
                                                           2011       7.86        7.79       0.00

Neuberger Berman Mid Cap Value Investment Division/(a)/... 2003      10.00       10.56       0.00
                                                           2004      10.56       12.15       0.00
                                                           2005      12.15       12.78       0.00
                                                           2006      12.78       13.34       0.00
                                                           2007      13.34       12.92       0.00
                                                           2008      12.92        6.36       0.00
                                                           2009       6.36        8.83       0.00
                                                           2010       8.83       10.44       0.00
                                                           2011      10.44        9.15       0.00

Oppenheimer Capital Appreciation Investment Division/(e)/. 2005       8.25        8.67       0.00
                                                           2006       8.67        8.76       0.00
                                                           2007       8.76        9.38       0.00
                                                           2008       9.38        4.76       0.00
                                                           2009       4.76        6.42       0.00
                                                           2010       6.42        6.59       0.00
                                                           2011       6.59        6.11       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Investment Division/(a)/.................... 2003   $  10.00    $  10.74       0.00
                                                                       2004      10.74       11.71       0.00
                                                                       2005      11.71       12.74       0.00
                                                                       2006      12.74       13.92       0.00
                                                                       2007      13.92       13.87       0.00
                                                                       2008      13.87        7.74       0.00
                                                                       2009       7.74       10.17       0.00
                                                                       2010      10.17       11.07       0.00
                                                                       2011      11.07        9.52       0.00

PIMCO Inflation Protected Bond Investment Division/(f)/............... 2006      11.28       11.02       0.00
                                                                       2007      11.02       11.46       0.00
                                                                       2008      11.46       10.02       0.00
                                                                       2009      10.02       11.10       0.00
                                                                       2010      11.10       11.23       0.00
                                                                       2011      11.23       11.72       0.00

PIMCO Total Return Investment Division/(a)/........................... 2003      10.00       10.02       0.00
                                                                       2004      10.02        9.88       0.00
                                                                       2005       9.88        9.48       0.00
                                                                       2006       9.48        9.30       0.00
                                                                       2007       9.30        9.39       0.00
                                                                       2008       9.39        8.85       0.00
                                                                       2009       8.85        9.81       0.00
                                                                       2010       9.81        9.96       0.00
                                                                       2011       9.96        9.64       0.00

RCM Technology Investment Division/(a)/............................... 2003      10.00        9.97       0.00
                                                                       2004       9.97        8.93       0.00
                                                                       2005       8.93        9.32       0.00
                                                                       2006       9.32        9.20       0.00
                                                                       2007       9.20       11.34       0.00
                                                                       2008      11.34        5.92       0.00
                                                                       2009       5.92        8.82       0.00
                                                                       2010       8.82       10.60       0.00
                                                                       2011      10.60        8.95       0.00

Russell 2000(R) Index Investment Division/(a)/........................ 2003      10.00       10.44       0.00
                                                                       2004      10.44       11.51       0.00
                                                                       2005      11.51       11.26       0.00
                                                                       2006      11.26       12.44       0.00
                                                                       2007      12.44       11.47       0.00
                                                                       2008      11.47        7.14       0.00
                                                                       2009       7.14        8.42       0.00
                                                                       2010       8.42       10.01       0.00
                                                                       2011      10.01        8.99       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                                      6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
------------------------------------------------------------------------------------------------------------------
                                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                         INVESTMENT DIVISION                           YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
------------------------------------------------------------------------------------------------------------------

SSgA Growth and Income ETF Investment Division/(f)/................... 2006   $  10.56    $  10.85       0.00
                                                                       2007      10.85       10.74       0.00
                                                                       2008      10.74        7.55       0.00
                                                                       2009       7.55        8.84       0.00
                                                                       2010       8.84        9.32       0.00
                                                                       2011       9.32        8.84       0.00

SSgA Growth ETF Investment Division/(f)/.............................. 2006      10.76       11.09       0.00
                                                                       2007      11.09       11.00       0.00
                                                                       2008      11.00        6.92       0.00
                                                                       2009       6.92        8.39       0.00
                                                                       2010       8.39        8.98       0.00
                                                                       2011       8.98        8.26       0.00

T. Rowe Price Large Cap Growth Investment Division/(a)/............... 2003      10.00       10.53       0.00
                                                                       2004      10.53       10.84       0.00
                                                                       2005      10.84       10.82       0.00
                                                                       2006      10.82       11.47       0.00
                                                                       2007      11.47       11.75       0.00
                                                                       2008      11.75        6.39       0.00
                                                                       2009       6.39        8.58       0.00
                                                                       2010       8.58        9.41       0.00
                                                                       2011       9.41        8.71       0.00

T. Rowe Price Mid Cap Growth Investment Division/(a)/................. 2003      10.00       10.31       0.00
                                                                       2004      10.31       11.40       0.00
                                                                       2005      11.40       12.26       0.00
                                                                       2006      12.26       12.24       0.00
                                                                       2007      12.24       13.50       0.00
                                                                       2008      13.50        7.63       0.00
                                                                       2009       7.63       10.42       0.00
                                                                       2010      10.42       12.50       0.00
                                                                       2011      12.50       11.54       0.00

T. Rowe Price Small Cap Growth Investment Division/(a)/............... 2003      10.00       10.22       0.00
                                                                       2004      10.22       10.63       0.00
                                                                       2005      10.63       11.05       0.00
                                                                       2006      11.05       10.75       0.00
                                                                       2007      10.75       11.06       0.00
                                                                       2008      11.06        6.60       0.00
                                                                       2009       6.60        8.59       0.00
                                                                       2010       8.59       10.86       0.00
                                                                       2011      10.86       10.35       0.00

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


                              6% AIR, 0.75% SEPARATE ACCOUNT CHARGE
--------------------------------------------------------------------------------------------------
                                                            BEGINNING OF END OF YEAR   NUMBER OF
                                                            YEAR ANNUITY   ANNUITY   ANNUITY UNITS
                 INVESTMENT DIVISION                   YEAR  UNIT VALUE  UNIT VALUE   END OF YEAR
--------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond Opportunities
  Investment Division/(a)/............................ 2003   $  10.00    $  10.10       0.00
                                                       2004      10.10       10.08       0.00
                                                       2005      10.08        9.71       0.00
                                                       2006       9.71        9.55       0.00
                                                       2007       9.55        9.30       0.00
                                                       2008       9.30        7.40       0.00
                                                       2009       7.40        9.16       0.00
                                                       2010       9.16        9.67       0.00
                                                       2011       9.67        9.62       0.00

Western Asset Management U.S. Government Investment
  Division/(a)/....................................... 2003      10.00        9.98       0.00
                                                       2004       9.98        9.63       0.00
                                                       2005       9.63        9.17       0.00
                                                       2006       9.17        8.95       0.00
                                                       2007       8.95        8.74       0.00
                                                       2008       8.74        8.15       0.00
                                                       2009       8.15        7.96       0.00
                                                       2010       7.96        7.89       0.00
                                                       2011       7.89        7.80       0.00

----------


NOTES:

/a)/ Inception Date: October 27, 2003.

/b)/ Inception Date: May 1, 2004.

/c)/ The assets of the Met/Putnam Voyager Investment Division merged into the Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.

/d)/ The assets of MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Annuity Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

/e)/ Inception Date: May 1, 2005.

/f)/ Inception Date: May 1, 2006.

/g)/ The assets of BlackRock Large Cap Investment Division of the Metropolitan
     Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Annuity Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

/h)/ Inception Date: April 28, 2008.

/i)/ The assets of the FI Large Cap Investment Division of the Metropolitan
     Fund were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Metropolitan Fund on May 1, 2009. Annuity Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

/j)/ The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Annuity Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

/k)/ The assets of Legg Mason Value Equity Investment Division of the Met
     Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Annuity Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

ANNUITY UNIT VALUES TABLES FOR METLIFE PERSONAL INCOMEPLUS/SM/ ANNUITY CONTRACTS (CONTINUED)


/l)/ The assets of MetLife Aggressive Allocation Investment Division of the
     Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Annuity Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                               AMERICAN FUNDS
                                           AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS      AMERICAN FUNDS
                                                     BOND      CAPITALIZATION              GROWTH       GROWTH-INCOME
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 132,354,113       $ 488,925,359       $ 943,068,272       $ 689,767,520
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                   5                  24                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           132,354,113         488,925,364         943,068,296         689,767,520
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                         17                  11                  12                  11
  Due to Metropolitan Life
     Insurance Company                                 18                  --                  --                  87
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               35                  11                  12                  98
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 132,354,078       $ 488,925,353       $ 943,068,284       $ 689,767,422
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 132,138,201       $ 488,673,384       $ 942,560,627       $ 689,474,747
  Net assets from contracts in payout             215,877             251,969             507,657             292,675
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 132,354,078       $ 488,925,353       $ 943,068,284       $ 689,767,422
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                           CALVERT VP SRI      CALVERT VP SRI        FIDELITY VIP        FIDELITY VIP
                                                 BALANCED      MID CAP GROWTH       EQUITY-INCOME    FUNDSMANAGER 60%
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 49,903,386        $ 11,298,702        $ 78,185,095       $ 198,202,400
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                  --                   1                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                            49,903,386          11,298,702          78,185,096         198,202,400
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                          3                  --                   2                  --
  Due to Metropolitan Life
     Insurance Company                                 10                   5                  --                   3
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               13                   5                   2                   3
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 49,903,373        $ 11,298,697        $ 78,185,094       $ 198,202,397
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 49,903,373        $ 11,298,697        $ 77,147,239       $ 198,202,397
  Net assets from contracts in payout                  --                  --           1,037,855                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 49,903,373        $ 11,298,697        $ 78,185,094       $ 198,202,397
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                           MIST
                           FIDELITY VIP                       ALLIANCEBERNSTEIN       MIST AMERICAN
                       INVESTMENT GRADE        FIDELITY VIP      GLOBAL DYNAMIC      FUNDS BALANCED       MIST AMERICAN
FIDELITY VIP GROWTH                BOND        MONEY MARKET          ALLOCATION          ALLOCATION          FUNDS BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 74,754,197        $ 21,398,781        $ 12,168,040       $ 479,791,729       $ 618,948,668        $ 79,806,804
                 --                  --                  --                  --                  --                  --
                  6                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         74,754,203          21,398,781          12,168,040         479,791,729         618,948,668          79,806,804
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                   2                   3                   4
                 --                   3                   2                   1                  19                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                   2                   3                  22                   8
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 74,754,203        $ 21,398,778        $ 12,168,038       $ 479,791,726       $ 618,948,646        $ 79,806,796
=================== =================== =================== =================== =================== ===================
       $ 74,754,203        $ 21,398,778        $ 12,168,038       $ 479,791,726       $ 618,937,672        $ 79,806,796
                 --                  --                  --                  --              10,974                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 74,754,203        $ 21,398,778        $ 12,168,038       $ 479,791,726       $ 618,948,646        $ 79,806,796
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                            MIST AMERICAN                           MIST AMERICAN
                                             FUNDS GROWTH       MIST AMERICAN      FUNDS MODERATE     MIST AQR GLOBAL
                                               ALLOCATION        FUNDS GROWTH          ALLOCATION       RISK BALANCED
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 303,484,673       $ 269,245,338       $ 857,229,363       $ 599,167,861
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           303,484,673         269,245,338         857,229,363         599,167,861
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                          6                   2                   3                   2
  Due to Metropolitan Life
     Insurance Company                                 15                   6                  16                   1
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               21                   8                  19                   3
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 303,484,652       $ 269,245,330       $ 857,229,344       $ 599,167,858
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 303,474,418       $ 269,245,330       $ 857,165,771       $ 599,167,858
  Net assets from contracts in payout              10,234                  --              63,573                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 303,484,652       $ 269,245,330       $ 857,229,344       $ 599,167,858
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

     MIST BLACKROCK
    GLOBAL TACTICAL      MIST BLACKROCK                                         MIST CLARION GLOBAL         MIST DREMAN
         STRATEGIES      LARGE CAP CORE          VARIABLE B          VARIABLE C         REAL ESTATE     SMALL CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 709,763,097       $ 607,789,700        $ 12,494,160         $ 1,080,417       $ 213,895,892        $ 14,113,647
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        709,763,097         607,789,700          12,494,160           1,080,417         213,895,892          14,113,647
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  2                  21                   1                  --                  11                   3
                  1                  33                  --                  --                  38                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                  54                   1                  --                  49                   5
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 709,763,094       $ 607,789,646        $ 12,494,159         $ 1,080,417       $ 213,895,843        $ 14,113,642
=================== =================== =================== =================== =================== ===================
      $ 709,763,094       $ 603,871,095        $ 12,442,377         $ 1,080,417       $ 213,800,897        $ 14,113,642
                 --           3,918,551              51,782                  --              94,946                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 709,763,094       $ 607,789,646        $ 12,494,159         $ 1,080,417       $ 213,895,843        $ 14,113,642
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                              MIST HARRIS
                                                  OAKMARK        MIST INVESCO                             MIST LAZARD
                                            INTERNATIONAL    SMALL CAP GROWTH    MIST JANUS FORTY             MID CAP
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 402,888,497        $ 35,466,964       $ 326,899,932        $ 57,642,199
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           402,888,497          35,466,964         326,899,932          57,642,199
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                         13                  21                  11                  16
  Due to Metropolitan Life
     Insurance Company                                 15                   8                   2                  23
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               28                  29                  13                  39
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 402,888,469        $ 35,466,935       $ 326,899,919        $ 57,642,160
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 402,698,148        $ 35,449,747       $ 326,872,871        $ 57,598,399
  Net assets from contracts in payout             190,321              17,188              27,048              43,761
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 402,888,469        $ 35,466,935       $ 326,899,919        $ 57,642,160
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

    MIST LEGG MASON                                                                                   MIST MET/FRANKLIN
        CLEARBRIDGE  MIST LOOMIS SAYLES    MIST LORD ABBETT      MIST MET/EATON   MIST MET/FRANKLIN        LOW DURATION
  AGGRESSIVE GROWTH      GLOBAL MARKETS      BOND DEBENTURE VANCE FLOATING RATE              INCOME        TOTAL RETURN
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 81,432,392        $ 23,690,473       $ 299,293,886         $ 5,996,931        $ 82,869,298         $ 6,635,683
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         81,432,392          23,690,473         299,293,886           5,996,931          82,869,298           6,635,683
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  6                   7                  13                   5                   7                  12
                 31                   1                  10                   2                  16                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 37                   8                  23                   7                  23                  16
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 81,432,355        $ 23,690,465       $ 299,293,863         $ 5,996,924        $ 82,869,275         $ 6,635,667
=================== =================== =================== =================== =================== ===================
       $ 81,426,285        $ 23,690,465       $ 299,041,767         $ 5,996,924        $ 82,865,991         $ 6,635,667
              6,070                  --             252,096                  --               3,284                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 81,432,355        $ 23,690,465       $ 299,293,863         $ 5,996,924        $ 82,869,275         $ 6,635,667
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                            MIST MET/FRANKLIN
                                        MIST MET/FRANKLIN  TEMPLETON FOUNDING  MIST MET/TEMPLETON  MIST MET/TEMPLETON
                                            MUTUAL SHARES            STRATEGY              GROWTH  INTERNATIONAL BOND
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 50,810,507        $ 59,253,291        $ 22,033,947         $ 7,057,743
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                            50,810,507          59,253,291          22,033,947           7,057,743
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                          7                   9                  12                   3
  Due to Metropolitan Life
     Insurance Company                                 17                  14                  15                   2
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               24                  23                  27                   5
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 50,810,483        $ 59,253,268        $ 22,033,920         $ 7,057,738
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 50,810,483        $ 59,253,268        $ 22,033,920         $ 7,057,738
  Net assets from contracts in payout                  --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 50,810,483        $ 59,253,268        $ 22,033,920         $ 7,057,738
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                   MIST MFS
       MIST METLIFE        MIST METLIFE    EMERGING MARKETS   MIST MFS RESEARCH MIST MORGAN STANLEY     MIST OPPENHEIMER
AGGRESSIVE STRATEGY       BALANCED PLUS              EQUITY       INTERNATIONAL      MID CAP GROWTH CAPITAL APPRECIATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
      $ 102,483,297       $ 601,466,009        $ 41,739,150       $ 219,299,292       $ 331,439,458         $ 49,214,046
                 --                  --                  --                  --                  --                   --
                 --                  --                  --                  --                  --                   --
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
        102,483,297         601,466,009          41,739,150         219,299,292         331,439,458           49,214,046
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
                  8                   1                   4                  14                  18                   10
                  4                  --                   2                  34                  10                   39
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
                 12                   1                   6                  48                  28                   49
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
      $ 102,483,285       $ 601,466,008        $ 41,739,144       $ 219,299,244       $ 331,439,430         $ 49,213,997
=================== =================== =================== =================== =================== ====================
      $ 100,919,890       $ 601,466,008        $ 41,739,144       $ 218,816,532       $ 331,261,206         $ 49,198,557
          1,563,395                  --                  --             482,712             178,224               15,440
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
      $ 102,483,285       $ 601,466,008        $ 41,739,144       $ 219,299,244       $ 331,439,430         $ 49,213,997
=================== =================== =================== =================== =================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                               MIST PIMCO
                                      INFLATION PROTECTED          MIST PIMCO        MIST PIONEER        MIST PYRAMIS
                                                     BOND        TOTAL RETURN    STRATEGIC INCOME   GOVERNMENT INCOME
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 607,250,059     $ 1,123,078,640        $ 55,464,793       $ 200,414,662
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           607,250,059       1,123,078,640          55,464,793         200,414,662
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                          4                  10                   5                   1
  Due to Metropolitan Life
     Insurance Company                                 27                   7                   1                   1
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               31                  17                   6                   2
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 607,250,028     $ 1,123,078,623        $ 55,464,787       $ 200,414,660
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 606,544,479     $ 1,122,592,997        $ 55,464,787       $ 200,414,660
  Net assets from contracts in payout             705,549             485,626                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 607,250,028     $ 1,123,078,623        $ 55,464,787       $ 200,414,660
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

           MIST RCM    MIST SSGA GROWTH           MIST SSGA  MIST T. ROWE PRICE   MIST THIRD AVENUE           MSF ARTIO
         TECHNOLOGY      AND INCOME ETF          GROWTH ETF      MID CAP GROWTH     SMALL CAP VALUE INTERNATIONAL STOCK
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 133,833,514       $ 811,024,310        $ 95,770,082       $ 276,466,849         $ 9,963,728       $ 149,064,959
                 --                  --                  --                  --                  --                  --
                 --                 237                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        133,833,514         811,024,547          95,770,082         276,466,849           9,963,728         149,064,959
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 13                 265                   9                  11                   6                  16
                 30                  --                  17                  26                   7                  25
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 43                 265                  26                  37                  13                  41
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 133,833,471       $ 811,024,282        $ 95,770,056       $ 276,466,812         $ 9,963,715       $ 149,064,918
=================== =================== =================== =================== =================== ===================
      $ 133,823,852       $ 810,832,690        $ 95,770,056       $ 276,310,561         $ 9,963,715       $ 148,766,852
              9,619             191,592                  --             156,251                  --             298,066
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 133,833,471       $ 811,024,282        $ 95,770,056       $ 276,466,812         $ 9,963,715       $ 149,064,918
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      MSF BARCLAYS CAPITAL       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
                                      AGGREGATE BOND INDEX   AGGRESSIVE GROWTH         BOND INCOME         DIVERSIFIED
                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                $ 1,115,074,038       $ 441,856,481       $ 503,747,532       $ 634,685,565
  Accrued dividends                                     --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                  --                   9                  53                  --
                                      -------------------- ------------------- ------------------- -------------------
       Total Assets                          1,115,074,038         441,856,490         503,747,585         634,685,565
                                      -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                           9                  10                  11                   5
  Due to Metropolitan Life
     Insurance Company                                  20                  --                  --                  --
                                      -------------------- ------------------- ------------------- -------------------
       Total Liabilities                                29                  10                  11                   5
                                      -------------------- ------------------- ------------------- -------------------
NET ASSETS                                 $ 1,115,074,009       $ 441,856,480       $ 503,747,574       $ 634,685,560
                                      ==================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units       $ 1,112,756,211       $ 441,576,064       $ 500,625,707       $ 629,538,010
  Net assets from contracts in payout            2,317,798             280,416           3,121,867           5,147,550
                                      -------------------- ------------------- ------------------- -------------------
       Total Net Assets                    $ 1,115,074,009       $ 441,856,480       $ 503,747,574       $ 634,685,560
                                      ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                          MSF BLACKROCK
      MSF BLACKROCK    LEGACY LARGE CAP       MSF BLACKROCK   MSF DAVIS VENTURE        MSF FI VALUE        MSF JENNISON
    LARGE CAP VALUE              GROWTH        MONEY MARKET               VALUE             LEADERS              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 206,549,431       $ 154,395,869        $ 87,677,066       $ 549,949,408        $ 60,845,362        $ 82,954,060
                 --                  --                  34                  --                  --                  --
                 --                  21                  29                  21                  35                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        206,549,431         154,395,890          87,677,129         549,949,429          60,845,397          82,954,060
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 13                   9                  --                  13                  18                   6
                 12                  --                  --                  --                  --                  21
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 25                   9                  --                  13                  18                  27
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 206,549,406       $ 154,395,881        $ 87,677,129       $ 549,949,416        $ 60,845,379        $ 82,954,033
=================== =================== =================== =================== =================== ===================
      $ 206,511,942       $ 153,657,221        $ 87,042,968       $ 547,984,742        $ 60,432,496        $ 82,710,120
             37,464             738,660             634,161           1,964,674             412,883             243,913
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 206,549,406       $ 154,395,881        $ 87,677,129       $ 549,949,416        $ 60,845,379        $ 82,954,033
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                                  MSF MET/DIMENSIONAL
                                        MSF LOOMIS SAYLES   MSF LOOMIS SAYLES     MSF MET/ARTISAN INTERNATIONAL SMALL
                                           SMALL CAP CORE    SMALL CAP GROWTH       MID CAP VALUE             COMPANY
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 152,652,687        $ 46,369,385       $ 212,168,288         $ 4,062,767
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 17                  --                  57                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           152,652,704          46,369,385         212,168,345           4,062,767
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                         16                  12                  13                   6
  Due to Metropolitan Life
     Insurance Company                                 --                  34                  --                   1
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               16                  46                  13                   7
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 152,652,688        $ 46,369,339       $ 212,168,332         $ 4,062,760
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 151,935,236        $ 46,337,166       $ 211,475,470         $ 4,062,760
  Net assets from contracts in payout             717,452              32,173             692,862                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 152,652,688        $ 46,369,339       $ 212,168,332         $ 4,062,760
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE         MSF METLIFE         MSF METLIFE                               MSF METLIFE
       CONSERVATIVE     CONSERVATIVE TO             MID CAP         MSF METLIFE           MODERATE TO         MSF METLIFE
         ALLOCATION MODERATE ALLOCATION         STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION         STOCK INDEX
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
      $ 516,749,315     $ 1,291,252,091       $ 384,380,612     $ 3,601,073,999       $ 1,520,709,956     $ 2,511,243,453
                 --                  --                  --                  --                    --                  --
                 --                  --                  --                  --                    --                   7
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
        516,749,315       1,291,252,091         384,380,612       3,601,073,999         1,520,709,956       2,511,243,460
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
                  5                   3                  12                   4                     1                   9
                 25                   9                  13                  24                    14                  --
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
                 30                  12                  25                  28                    15                   9
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
      $ 516,749,285     $ 1,291,252,079       $ 384,380,587     $ 3,601,073,971       $ 1,520,709,941     $ 2,511,243,451
=================== =================== =================== =================== ===================== ===================
      $ 516,739,571     $ 1,290,921,160       $ 383,904,359     $ 3,600,262,644       $ 1,517,696,002     $ 2,491,896,535
              9,714             330,919             476,228             811,327             3,013,939          19,346,916
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
      $ 516,749,285     $ 1,291,252,079       $ 384,380,587     $ 3,601,073,971       $ 1,520,709,941     $ 2,511,243,451
=================== =================== =================== =================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                            MSF MFS TOTAL                      MSF MORGAN STANLEY       MSF NEUBERGER
                                                   RETURN       MSF MFS VALUE          EAFE INDEX      BERMAN GENESIS
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 135,335,299       $ 271,032,910       $ 428,461,188       $ 263,644,696
  Accrued dividends                                    --                  --                  --                  --
  Due from Metropolitan Life
     Insurance Company                                 --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           135,335,299         271,032,910         428,461,188         263,644,696
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                         13                  11                   8                  16
  Due to Metropolitan Life
     Insurance Company                                  3                  18                  11                  17
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                               16                  29                  19                  33
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 135,335,283       $ 271,032,881       $ 428,461,169       $ 263,644,663
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 133,257,929       $ 267,760,530       $ 428,167,382       $ 263,332,026
  Net assets from contracts in payout           2,077,354           3,272,351             293,787             312,637
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 135,335,283       $ 271,032,881       $ 428,461,169       $ 263,644,663
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

      MSF NEUBERGER
     BERMAN MID CAP     MSF OPPENHEIMER    MSF RUSSELL 2000   MSF T. ROWE PRICE   MSF T. ROWE PRICE  MSF VAN ECK GLOBAL
              VALUE       GLOBAL EQUITY               INDEX    LARGE CAP GROWTH    SMALL CAP GROWTH   NATURAL RESOURCES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 447,971,939       $ 201,576,467       $ 253,478,600       $ 174,880,406       $ 265,121,448        $ 35,583,748
                 --                  --                  --                  --                  --                  --
                 --                  --                   6                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        447,971,939         201,576,467         253,478,606         174,880,406         265,121,448          35,583,748
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 11                   8                  13                  11                  13                   4
                  6                   6                  --                  11                  26                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 17                  14                  13                  22                  39                   5
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 447,971,922       $ 201,576,453       $ 253,478,593       $ 174,880,384       $ 265,121,409        $ 35,583,743
=================== =================== =================== =================== =================== ===================
      $ 447,673,474       $ 201,496,612       $ 253,293,269       $ 169,647,866       $ 264,933,790        $ 35,583,743
            298,448              79,841             185,324           5,232,518             187,619                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 447,971,922       $ 201,576,453       $ 253,478,593       $ 174,880,384       $ 265,121,409        $ 35,583,743
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                                  MSF WESTERN ASSET   MSF WESTERN ASSET
                                               MANAGEMENT STRATEGIC          MANAGEMENT
                                                 BOND OPPORTUNITIES     U.S. GOVERNMENT   MSF ZENITH EQUITY
                                                INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                               -------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                           $ 248,899,127       $ 235,422,509        $ 66,504,191
  Accrued dividends                                              --                  --                  --
  Due from Metropolitan Life Insurance Company                   --                  --                  24
                                               -------------------- ------------------- -------------------
       Total Assets                                     248,899,127         235,422,509          66,504,215
                                               -------------------- ------------------- -------------------
LIABILITIES:
  Accrued fees                                                   12                  15                   2
  Due to Metropolitan Life Insurance Company                     18                  13                  --
                                               -------------------- ------------------- -------------------
       Total Liabilities                                         30                  28                   2
                                               -------------------- ------------------- -------------------
NET ASSETS                                            $ 248,899,097       $ 235,422,481        $ 66,504,213
                                               ==================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units                  $ 248,003,143       $ 235,001,777        $ 62,235,774
  Net assets from contracts in payout                       895,954             420,704           4,268,439
                                               -------------------- ------------------- -------------------
       Total Net Assets                               $ 248,899,097       $ 235,422,481        $ 66,504,213
                                               ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                     AMERICAN FUNDS
                                                AMERICAN FUNDS         GLOBAL SMALL       AMERICAN FUNDS       AMERICAN FUNDS
                                                          BOND       CAPITALIZATION               GROWTH        GROWTH-INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                     $ 3,997,260          $ 7,712,085          $ 6,341,640         $ 11,206,313
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                1,748,615            7,058,858           12,785,208            8,808,216
     Administrative charges                            335,741            1,375,920            2,498,434            1,717,847
                                           -------------------- -------------------- -------------------- --------------------
        Total expenses                               2,084,356            8,434,778           15,283,642           10,526,063
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)              1,912,904             (722,693)          (8,942,002)             680,250
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                   --                   --                   --
     Realized gains (losses) on sale of
        investments                                   (481,200)          (1,937,100)           8,178,841             (497,604)
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)                (481,200)          (1,937,100)           8,178,841             (497,604)
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                               4,732,695         (121,022,693)         (55,277,508)         (23,849,987)
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  4,251,495         (122,959,793)         (47,098,667)         (24,347,591)
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 6,164,399       $ (123,682,486)       $ (56,040,669)       $ (23,667,341)
                                           -=================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                                                FIDELITY VIP
     CALVERT VP SRI       CALVERT VP SRI         FIDELITY VIP         FIDELITY VIP                          INVESTMENT GRADE
           BALANCED       MID CAP GROWTH        EQUITY-INCOME     FUNDSMANAGER 60%  FIDELITY VIP GROWTH                 BOND
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
          $ 659,004                 $ --          $ 2,033,497          $ 2,839,495            $ 290,698            $ 681,874
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
            479,626               91,317              682,183            2,919,272              637,194              160,152
            105,267               24,504              209,972                   --              171,248               43,026
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
            584,893              115,821              892,155            2,919,272              808,442              203,178
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
             74,111             (115,821)           1,141,342              (79,777)            (517,744)             478,696
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
                 --              697,265                   --              428,988              292,932              570,538
           (290,776)             699,965           (2,749,961)             128,093             (811,579)             146,197
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
           (290,776)           1,397,230           (2,749,961)             557,081             (518,647)             716,735
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
          1,902,701           (1,100,516)           1,511,658           (7,937,164)             505,122              124,265
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
          1,611,925              296,714           (1,238,303)          (7,380,083)             (13,525)             841,000
-------------------- -------------------- -------------------- -------------------- -------------------- -------------------
        $ 1,686,036            $ 180,893            $ (96,961)        $ (7,459,860)          $ (531,269)         $ 1,319,696
==================== ==================== ==================== ==================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                   MIST
                                                                      ALLIANCEBERNSTEIN       MIST AMERICAN
                                                  FIDELITY VIP           GLOBAL DYNAMIC      FUNDS BALANCED          MIST AMERICAN
                                                  MONEY MARKET               ALLOCATION          ALLOCATION             FUNDS BOND
                                           INVESTMENT DIVISION  INVESTMENT DIVISION (a) INVESTMENT DIVISION    INVESTMENT DIVISION
                                           -------------------- ----------------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                        $ 14,835              $ 1,942,733         $ 7,706,590            $ 1,618,278
                                           -------------------- ----------------------- ---------------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  156,028                1,282,666           6,231,839                788,172
     Administrative charges                             21,638                  324,397           1,520,244                187,589
                                           -------------------- ----------------------- ---------------------- -------------------
        Total expenses                                 177,666                1,607,063           7,752,083                975,761
                                           -------------------- ----------------------- ---------------------- -------------------
           Net investment income (loss)               (162,831)                 335,670             (45,493)               642,517
                                           -------------------- ----------------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                2,726,233             339,313                    103
     Realized gains (losses) on sale of
        investments                                         --                       --           2,199,902                293,900
                                           -------------------- ----------------------- ---------------------- -------------------
           Net realized gains (losses)                      --                2,726,233           2,539,215                294,003
                                           -------------------- ----------------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                                      --                2,398,335         (26,212,914)             2,430,315
                                           -------------------- ----------------------- ---------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                         --                5,124,568         (23,673,699)             2,724,318
                                           -------------------- ----------------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (162,831)             $ 5,460,238       $ (23,719,192)           $ 3,366,835
                                           ==================== ======================= ====================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

      MIST AMERICAN                             MIST AMERICAN                                   MIST BLACKROCK
       FUNDS GROWTH        MIST AMERICAN       FUNDS MODERATE          MIST AQR GLOBAL         GLOBAL TACTICAL       MIST BLACKROCK
         ALLOCATION         FUNDS GROWTH           ALLOCATION            RISK BALANCED              STRATEGIES       LARGE CAP CORE
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (a) INVESTMENT DIVISION (a)  INVESTMENT DIVISION
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
        $ 3,619,474            $ 844,102         $ 12,942,104              $ 8,034,038             $ 4,616,152          $ 7,178,156
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
          3,396,872            2,531,750            8,567,272                1,516,420               1,979,061            6,289,703
            803,320              623,056            2,082,575                  383,542                 500,623            1,342,574
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
          4,200,192            3,154,806           10,649,847                1,899,962               2,479,684            7,632,277
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
           (580,718)          (2,310,704)           2,292,257                6,134,076               2,136,468             (454,121)
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
                 --                   --            4,056,897                1,769,075               5,360,049                   --
          7,429,105              291,118            2,701,648                       --                      --          (15,466,300)
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
          7,429,105              291,118            6,758,545                1,769,075               5,360,049          (15,466,300)
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
        (26,279,387)         (15,352,098)         (19,966,753)               5,327,552              (6,803,039)          12,686,156
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
        (18,850,282)         (15,060,980)         (13,208,208)               7,096,627              (1,442,990)          (2,780,144)
-------------------- -------------------- -------------------- ----------------------- ------------------------ --------------------
      $ (19,431,000)       $ (17,371,684)       $ (10,915,951)            $ 13,230,703               $ 693,478         $ (3,234,265)
==================== ==================== ==================== ======================= ======================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                     MIST CLARION GLOBAL          MIST DREMAN
                                                    VARIABLE B           VARIABLE C          REAL ESTATE      SMALL CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                       $ 159,349             $ 12,312          $ 8,859,838            $ 173,064
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  128,929                1,899            2,413,035              125,514
     Administrative charges                                 --                   --              552,446               30,422
                                           -------------------- -------------------- -------------------- --------------------
        Total expenses                                 128,929                1,899            2,965,481              155,936
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)                 30,420               10,413            5,894,357               17,128
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                   --                   --                   --
     Realized gains (losses) on sale of
        investments                                   (458,462)              (3,391)          (5,517,197)              67,004
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)                (458,462)              (3,391)          (5,517,197)              67,004
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                 358,894               (3,100)         (15,609,550)          (1,567,033)
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    (99,568)              (6,491)         (21,126,747)          (1,500,029)
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ (69,148)             $ 3,922        $ (15,232,390)        $ (1,482,901)
                                           ==================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

        MIST HARRIS                                                                       MIST LEGG MASON
            OAKMARK           MIST INVESCO                               MIST LAZARD          CLEARBRIDGE   MIST LOOMIS SAYLES
      INTERNATIONAL       SMALL CAP GROWTH     MIST JANUS FORTY              MID CAP    AGGRESSIVE GROWTH       GLOBAL MARKETS
INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
              $ 320                   $ --          $ 6,026,511            $ 463,865             $ 12,473            $ 466,340
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          4,465,236                392,706            3,703,434              623,748              641,548              215,930
          1,048,779                 89,349              874,869              144,937              146,079               52,374
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          5,514,015                482,055            4,578,303              768,685              787,627              268,304
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         (5,513,695)              (482,055)           1,448,208             (304,820)            (775,154)             198,036
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                 --                     --                   --                   --                   --                   --
         (2,755,023)               912,044            1,694,032             (562,041)              90,545              143,095
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         (2,755,023)               912,044            1,694,032             (562,041)              90,545              143,095
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
        (62,286,695)            (1,491,318)         (34,037,911)          (3,048,502)          (2,134,269)          (1,279,325)
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
        (65,041,718)              (579,274)         (32,343,879)          (3,610,543)          (2,043,724)          (1,136,230)
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
      $ (70,555,413)          $ (1,061,329)       $ (30,895,671)        $ (3,915,363)        $ (2,818,878)          $ (938,194)
====================== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                                MIST MET/FRANKLIN
                                              MIST LORD ABBETT       MIST MET/EATON    MIST MET/FRANKLIN             LOW DURATION
                                                BOND DEBENTURE  VANCE FLOATING RATE               INCOME             TOTAL RETURN
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION (a)
                                           -------------------- -------------------- -------------------- ------------------------
INVESTMENT INCOME:
     Dividends                                    $ 18,345,888            $ 100,153          $ 3,098,493                     $ --
                                           -------------------- -------------------- -------------------- ------------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                3,208,873               47,025              749,707                   25,280
     Administrative charges                            733,407               11,648              175,949                    5,848
                                           -------------------- -------------------- -------------------- ------------------------
        Total expenses                               3,942,280               58,673              925,656                   31,128
                                           -------------------- -------------------- -------------------- ------------------------
           Net investment income (loss)             14,403,608               41,480            2,172,837                  (31,128)
                                           -------------------- -------------------- -------------------- ------------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --               13,168            1,923,800                       --
     Realized gains (losses) on sale of
        investments                                  2,290,866              (12,714)             320,239                   (4,038)
                                           -------------------- -------------------- -------------------- ------------------------
           Net realized gains (losses)               2,290,866                  454            2,244,039                   (4,038)
                                           -------------------- -------------------- -------------------- ------------------------
     Change in unrealized gains (losses)
        on investments                              (7,309,571)             (46,618)          (4,384,031)                 (44,184)
                                           -------------------- -------------------- -------------------- ------------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (5,018,705)             (46,164)          (2,139,992)                 (48,222)
                                           -------------------- -------------------- -------------------- ------------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 9,384,903             $ (4,684)            $ 32,845                $ (79,350)
                                           ==================== ==================== ==================== ========================


(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                      MIST MET/FRANKLIN
  MIST MET/FRANKLIN  TEMPLETON FOUNDING  MIST MET/TEMPLETON  MIST MET/TEMPLETON            MIST METLIFE            MIST METLIFE
      MUTUAL SHARES            STRATEGY              GROWTH  INTERNATIONAL BOND     AGGRESSIVE STRATEGY           BALANCED PLUS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (a) INVESTMENT DIVISION (a)
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
        $ 1,252,900         $ 1,061,477           $ 272,228           $ 416,987                    $ --               $ 773,014
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
            466,516             642,182             218,753              61,960                 716,570               1,715,635
            113,503             152,620              52,377              15,385                 166,860                 429,267
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
            580,019             794,802             271,130              77,345                 883,430               2,144,902
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
            672,881             266,675               1,098             339,642               (883,430)             (1,371,888)
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
          2,485,004              60,338                  --               7,629                      --                      --
             63,767           1,478,540             172,666              11,454             (1,223,379)                      --
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
          2,548,771           1,538,878             172,666              19,083             (1,223,379)                      --
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
        (4,170,448)         (3,784,395)         (2,206,620)           (521,008)            (15,025,916)             (2,485,885)
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
        (1,621,677)         (2,245,517)         (2,033,954)           (501,925)            (16,249,295)             (2,485,885)
------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
        $ (948,796)       $ (1,978,842)       $ (2,032,856)         $ (162,283)          $ (17,132,725)           $ (3,857,773)
=================== =================== =================== =================== ======================= =======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                      MIST MFS
                                              EMERGING MARKETS    MIST MFS RESEARCH  MIST MORGAN STANLEY      MIST OPPENHEIMER
                                                        EQUITY        INTERNATIONAL       MID CAP GROWTH  CAPITAL APPRECIATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------- -------------------- -------------------- ---------------------
INVESTMENT INCOME:
     Dividends                                       $ 526,593          $ 4,842,535          $ 2,727,370              $ 56,698
                                           -------------------- -------------------- -------------------- ---------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  397,992            2,471,113            3,870,882               530,375
     Administrative charges                             98,109              602,971              812,144               123,915
                                           -------------------- -------------------- -------------------- ---------------------
        Total expenses                                 496,101            3,074,084            4,683,026               654,290
                                           -------------------- -------------------- -------------------- ---------------------
           Net investment income (loss)                 30,492            1,768,451           (1,955,656)             (597,592)
                                           -------------------- -------------------- -------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                   --           10,100,029                    --
     Realized gains (losses) on sale of
        investments                                     72,819           (4,770,811)           8,214,313              (287,699)
                                           -------------------- -------------------- -------------------- ---------------------
           Net realized gains (losses)                  72,819           (4,770,811)          18,314,342              (287,699)
                                           -------------------- -------------------- -------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                              (8,862,777)         (25,538,343)         (43,580,440)             (526,570)
                                           -------------------- -------------------- -------------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (8,789,958)         (30,309,154)         (25,266,098)             (814,269)
                                           -------------------- -------------------- -------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (8,759,466)       $ (28,540,703)       $ (27,221,754)         $ (1,411,861)
                                           ==================== ==================== ==================== =====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

         MIST PIMCO                                                                                               MIST SSGA
INFLATION PROTECTED          MIST PIMCO        MIST PIONEER            MIST PYRAMIS            MIST RCM          GROWTH AND
               BOND        TOTAL RETURN    STRATEGIC INCOME       GOVERNMENT INCOME          TECHNOLOGY          INCOME ETF
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (a) INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
        $ 8,933,129        $ 30,233,445         $ 2,057,332               $ 710,723                $ --        $ 12,277,353
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
          5,730,131          11,478,602             496,857                 495,860           1,624,138           7,439,216
          1,349,961           2,701,235             118,761                 121,464             366,214           1,834,137
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
          7,080,092          14,179,837             615,618                 617,324           1,990,352           9,273,353
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
          1,853,037          16,053,608           1,441,714                  93,399         (1,990,352)           3,004,000
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
         25,394,542          34,565,013             279,725               1,577,120                  --          13,188,066
          1,661,150           3,053,564              59,286                 (1,016)           4,528,821             489,725
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
         27,055,692          37,618,577             339,011               1,576,104           4,528,821          13,677,791
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
         22,722,470        (32,790,032)         (1,046,047)               2,283,413        (19,441,973)        (22,210,213)
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
         49,778,162           4,828,545           (707,036)               3,859,517        (14,913,152)         (8,532,422)
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
       $ 51,631,199        $ 20,882,153           $ 734,678             $ 3,952,916      $ (16,903,504)       $ (5,528,422)
=================== =================== =================== ======================= =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     MIST SSGA   MIST T. ROWE PRICE    MIST THIRD AVENUE            MSF ARTIO
                                                    GROWTH ETF       MID CAP GROWTH      SMALL CAP VALUE  INTERNATIONAL STOCK
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                     $ 1,498,134                 $ --            $ 105,722          $ 3,052,476
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  962,323            2,955,553               92,212            1,829,859
     Administrative charges                            232,465              686,572               25,183              399,727
                                           -------------------- -------------------- -------------------- --------------------
        Total expenses                               1,194,788            3,642,125              117,395            2,229,586
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)                303,346           (3,642,125)             (11,673)             822,890
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --            7,410,915                   --                   --
     Realized gains (losses) on sale of
        investments                                  2,063,340            4,372,165                7,471           (4,243,528)
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)               2,063,340           11,783,080                7,471           (4,243,528)
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                              (5,913,643)         (16,760,775)          (1,051,353)         (36,008,767)
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (3,850,303)          (4,977,695)          (1,043,882)         (40,252,295)
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (3,546,957)        $ (8,619,820)        $ (1,055,555)       $ (39,429,405)
                                           ==================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                                                    MSF BLACKROCK
MSF BARCLAYS CAPITAL       MSF BLACKROCK          MSF BLACKROCK       MSF BLACKROCK          MSF BLACKROCK       LEGACY LARGE CAP
AGGREGATE BOND INDEX   AGGRESSIVE GROWTH            BOND INCOME         DIVERSIFIED        LARGE CAP VALUE                 GROWTH
 INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
        $ 38,084,080         $ 1,303,444           $ 19,718,504        $ 16,576,484            $ 1,894,504               $ 44,256
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
          11,639,844           4,949,910              5,272,842           7,152,212              2,153,568              1,679,636
           2,655,315           1,010,190              1,200,098           1,397,700                502,232                425,801
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
          14,295,159           5,960,100              6,472,940           8,549,912              2,655,800              2,105,437
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
          23,788,921          (4,656,656)            13,245,564           8,026,572               (761,296)            (2,061,181)
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
                  --                  --                     --                  --                     --                     --
           6,260,260          11,767,838                968,641          (1,793,589)            (2,110,608)             2,287,770
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
           6,260,260          11,767,838                968,641          (1,793,589)            (2,110,608)             2,287,770
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
          35,508,667         (26,024,706)            11,150,590          11,482,045              4,546,025            (18,309,761)
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
          41,768,927         (14,256,868)            12,119,231           9,688,456              2,435,417            (16,021,991)
-------------------- ---------------------- ------------------- ---------------------- ---------------------- -------------------
        $ 65,557,848       $ (18,913,524)          $ 25,364,795        $ 17,715,028            $ 1,674,121          $ (18,083,172)
==================== ====================== =================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                 MSF BLACKROCK    MSF DAVIS VENTURE         MSF FI VALUE         MSF JENNISON
                                                  MONEY MARKET                VALUE              LEADERS               GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                            $ --          $ 5,704,420            $ 640,195             $ 86,511
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                1,020,266            5,992,196              705,004              793,582
     Administrative charges                            246,348            1,436,111              173,977              180,264
                                           -------------------- -------------------- -------------------- --------------------
        Total expenses                               1,266,614            7,428,307              878,981              973,846
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)             (1,266,614)          (1,723,887)            (238,786)            (887,335)
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                   --                   --                   --
     Realized gains (losses) on sale of
        investments                                         --            3,393,728           (2,860,117)           1,743,271
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)                      --            3,393,728           (2,860,117)           1,743,271
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                      --          (34,352,746)          (1,901,241)          (1,789,305)
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                         --          (30,959,018)          (4,761,358)             (46,034)
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (1,266,614)       $ (32,682,905)        $ (5,000,144)          $ (933,369)
                                           ==================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                               MSF MET/DIMENSIONAL          MSF METLIFE         MSF METLIFE
  MSF LOOMIS SAYLES    MSF LOOMIS SAYLES      MSF MET/ARTISAN  INTERNATIONAL SMALL         CONSERVATIVE     CONSERVATIVE TO
     SMALL CAP CORE     SMALL CAP GROWTH        MID CAP VALUE              COMPANY           ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
           $ 57,980                 $ --          $ 1,904,763             $ 74,757         $ 10,834,415        $ 25,356,564
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
          1,630,271              494,888            2,260,303               39,704            4,954,308          12,988,529
            402,086              110,580              521,509                9,749            1,160,743           3,071,162
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
          2,032,357              605,468            2,781,812               49,453            6,115,051          16,059,691
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
         (1,974,377)            (605,468)            (877,049)              25,304            4,719,364           9,296,873
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
                 --                   --                   --              142,566                   --                  --
          1,733,783              705,937           (6,225,805)              47,762            2,238,716           3,119,728
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
          1,733,783              705,937           (6,225,805)             190,328            2,238,716           3,119,728
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
           (708,103)             418,297           18,681,995             (958,109)           1,399,922         (17,598,815)
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
          1,025,680            1,124,234           12,456,190             (767,781)           3,638,638         (14,479,087)
-------------------- -------------------- -------------------- -------------------- ------------------- --------------------
         $ (948,697)           $ 518,766         $ 11,579,141           $ (742,477)         $ 8,358,002        $ (5,182,214)
==================== ==================== ==================== ==================== =================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   MSF METLIFE                                 MSF METLIFE
                                                       MID CAP          MSF METLIFE            MODERATE TO          MSF METLIFE
                                                   STOCK INDEX  MODERATE ALLOCATION  AGGRESSIVE ALLOCATION          STOCK INDEX
                                           INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- -------------------- ---------------------- --------------------
INVESTMENT INCOME:
     Dividends                                     $ 3,070,209         $ 53,952,107           $ 22,985,906         $ 41,746,830
                                           -------------------- -------------------- ---------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                4,124,762           37,061,370             16,869,172           26,941,407
     Administrative charges                            935,994            8,890,063              3,972,718            5,768,603
                                           -------------------- -------------------- ---------------------- --------------------
        Total expenses                               5,060,756           45,951,433             20,841,890           32,710,010
                                           -------------------- -------------------- ---------------------- --------------------
           Net investment income (loss)             (1,990,547)           8,000,674              2,144,016            9,036,820
                                           -------------------- -------------------- ---------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                    16,598,962                   --                     --           16,260,879
     Realized gains (losses) on sale of
        investments                                  5,032,036            3,413,004               (257,933)           2,104,267
                                           -------------------- -------------------- ---------------------- --------------------
           Net realized gains (losses)              21,630,998            3,413,004               (257,933)          18,365,146
                                           -------------------- -------------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             (31,516,016)        (118,620,318)           (82,743,124)         (11,976,865)
                                           -------------------- -------------------- ---------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 (9,885,018)        (115,207,314)           (83,001,057)           6,388,281
                                           -------------------- -------------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (11,875,565)      $ (107,206,640)         $ (80,857,041)        $ 15,425,101
                                           ==================== ==================== ====================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                          MSF NEUBERGER
      MSF MFS TOTAL                        MSF MORGAN STANLEY        MSF NEUBERGER       BERMAN MID CAP      MSF OPPENHEIMER
             RETURN        MSF MFS VALUE           EAFE INDEX       BERMAN GENESIS                VALUE        GLOBAL EQUITY
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
        $ 3,693,311          $ 3,969,304         $ 10,423,643          $ 1,883,977          $ 3,196,031          $ 4,198,437
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          1,345,667            2,847,580            4,726,610            2,899,694            5,079,019            2,270,633
            358,740              632,174            1,074,315              635,356            1,143,638              500,404
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          1,704,407            3,479,754            5,800,925            3,535,050            6,222,657            2,771,037
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
          1,988,904              489,550            4,622,718           (1,651,073)          (3,026,626)           1,427,400
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                 --                   --                   --                   --                   --                   --
         (1,111,920)            (771,664)           1,636,721          (11,750,296)           3,851,168            2,711,222
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         (1,111,920)            (771,664)           1,636,721          (11,750,296)           3,851,168            2,711,222
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
            492,473             (703,266)         (69,561,112)          25,875,010          (38,257,786)         (25,269,443)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
           (619,447)          (1,474,930)         (67,924,391)          14,124,714          (34,406,618)         (22,558,221)
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
        $ 1,369,457           $ (985,380)       $ (63,301,673)        $ 12,473,641        $ (37,433,244)       $ (21,130,821)
==================== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              MSF RUSSELL 2000      MSF T. ROWE PRICE    MSF T. ROWE PRICE   MSF VAN ECK GLOBAL
                                                         INDEX       LARGE CAP GROWTH     SMALL CAP GROWTH    NATURAL RESOURCES
                                           INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           ---------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                     $ 2,566,935               $ 77,614                 $ --            $ 347,055
                                           ---------------------- -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                2,759,311              1,964,842            2,822,229              330,207
     Administrative charges                            614,898                415,556              616,391               81,065
                                           ---------------------- -------------------- -------------------- --------------------
        Total expenses                               3,374,209              2,380,398            3,438,620              411,272
                                           ---------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               (807,274)            (2,302,784)          (3,438,620)             (64,217)
                                           ---------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                     --                   --            2,990,402
     Realized gains (losses) on sale of
        investments                                  3,720,824              4,920,269           10,695,895              (10,415)
                                           ---------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)               3,720,824              4,920,269           10,695,895            2,979,987
                                           ---------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             (16,165,693)            (6,874,835)          (6,549,932)          (9,826,380)
                                           ---------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                (12,444,869)            (1,954,566)           4,145,963           (6,846,393)
                                           ---------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                $ (13,252,143)          $ (4,257,350)           $ 707,343         $ (6,910,610)
                                           ====================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

   MSF WESTERN ASSET      MSF WESTERN ASSET
MANAGEMENT STRATEGIC             MANAGEMENT
  BOND OPPORTUNITIES        U.S. GOVERNMENT      MSF ZENITH EQUITY
 INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------- ---------------------- ----------------------
        $ 13,233,885            $ 3,218,611              $ 797,965
----------------------- ---------------------- ----------------------
           2,783,924              2,534,794                712,755
             640,669                588,334                300,113
----------------------- ---------------------- ----------------------
           3,424,593              3,123,128              1,012,868
----------------------- ---------------------- ----------------------
           9,809,292                 95,483               (214,903)
----------------------- ---------------------- ----------------------
                  --              8,501,229                     --
           2,685,564               (118,831)            (2,272,347)
----------------------- ---------------------- ----------------------
           2,685,564              8,382,398             (2,272,347)
----------------------- ---------------------- ----------------------
            (604,578)             1,018,684               (973,507)
----------------------- ---------------------- ----------------------
           2,080,986              9,401,082             (3,245,854)
----------------------- ---------------------- ----------------------
        $ 11,890,278            $ 9,496,565           $ (3,460,757)
======================= ====================== ======================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            AMERICAN FUNDS GLOBAL
                                                AMERICAN FUNDS BOND          SMALL CAPITALIZATION         AMERICAN FUNDS GROWTH
                                                INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
                                    ------------------------------- ----------------------------- ------------------------------
                                               2011           2010           2011           2010           2011           2010
                                    ---------------- -------------- -------------- -------------- -------------- ---------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $   1,912,904  $   2,130,045  $    (722,693) $   1,499,951  $  (8,942,002) $   (7,611,597)
  Net realized gains (losses)              (481,200)      (844,224)    (1,937,100)    (6,774,900)     8,178,841      (7,968,450)
  Change in unrealized gains
     (losses) on investments              4,732,695      5,723,309   (121,022,693)   112,995,770    (55,277,508)    178,079,413
                                    ---------------- -------------- -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                    6,164,399      7,009,130   (123,682,486)   107,720,821    (56,040,669)    162,499,366
                                    ---------------- -------------- -------------- -------------- -------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 4,605,981      5,134,778     38,959,482     51,991,152     39,620,489      41,944,806
  Net transfers (including
     fixed account)                      (9,468,083)       287,661    (14,713,325)    (8,532,736)   (45,406,318)    (36,480,164)
  Contract charges                         (463,334)      (453,986)    (1,922,053)    (1,562,744)    (2,746,185)     (2,634,566)
  Transfers for contract benefits
     and terminations                   (13,214,005)   (13,324,544)   (47,884,031)   (39,865,225)   (96,681,685)    (81,281,863)
                                    ---------------- -------------- -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions            (18,539,441)    (8,356,091)   (25,559,927)     2,030,447   (105,213,699)    (78,451,787)
                                    ---------------- -------------- -------------- -------------- -------------- ---------------
     Net increase (decrease)
       in net assets                    (12,375,042)    (1,346,961)  (149,242,413)   109,751,268   (161,254,368)     84,047,579
NET ASSETS:
  Beginning of year                     144,729,120    146,076,081    638,167,766    528,416,498  1,104,322,652   1,020,275,073
                                    ---------------- -------------- -------------- -------------- -------------- ---------------
  End of year                       $   132,354,078  $ 144,729,120  $ 488,925,353  $ 638,167,766  $ 943,068,284  $1,104,322,652
                                    ================ ============== ============== ============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    AMERICAN FUNDS GROWTH-INCOME         CALVERT VP SRI BALANCED    CALVERT VP SRI MID CAP GROWTH    FIDELITY VIP EQUITY-INCOME
             INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------------- ------------------------------- -------------------------------- -----------------------------
           2011             2010            2011            2010            2011             2010            2011          2010
------------------ ---------------- --------------- --------------- --------------- ---------------- --------------- -------------
    $   680,250    $     343,863    $     74,111    $    142,141    $   (115,821)   $     (97,809)   $  1,141,342    $    667,143
       (497,604)      (3,955,205)       (290,776)       (685,900)      1,397,230          110,586      (2,749,961)     (3,399,915)
    (23,849,987)      69,327,843       1,902,701       5,550,635      (1,100,516)       2,821,839       1,511,658      14,153,055
------------------ ---------------- --------------- --------------- --------------- ---------------- --------------- -------------
    (23,667,341)      65,716,501       1,686,036       5,006,876         180,893        2,834,616         (96,961)     11,420,283
------------------ ---------------- --------------- --------------- --------------- ---------------- --------------- -------------
     52,889,395       62,316,340       2,864,634       3,234,117         642,249          632,519       2,401,575       2,662,345
    (10,212,170)       4,606,572      (1,098,691)     (1,589,620)        390,259          (36,204)     (1,577,272)     (1,531,810)
     (2,239,908)      (1,694,645)        (14,863)        (12,934)         (1,911)          (1,773)        (20,303)        (23,149)
    (65,594,062)     (57,078,012)     (4,400,030)     (3,180,201)     (2,147,199)        (583,359)    (14,171,358)     (9,829,871)
------------------ ---------------- --------------- --------------- --------------- ---------------- --------------- -------------
    (25,156,745)       8,150,255      (2,648,950)     (1,548,638)     (1,116,602)          11,183     (13,367,358)     (8,722,485)
------------------ ---------------- --------------- --------------- --------------- ---------------- --------------- -------------
    (48,824,086)      73,866,756        (962,914)      3,458,238        (935,709)       2,845,799     (13,464,319)      2,697,798
    738,591,508      664,724,752      50,866,287      47,408,049      12,234,406        9,388,607      91,649,413      88,951,615
------------------ ---------------- --------------- --------------- --------------- ---------------- --------------- -------------
$   689,767,422    $ 738,591,508    $ 49,903,373    $ 50,866,287    $ 11,298,697    $  12,234,406    $ 78,185,094     $91,649,413
================== ================ =============== =============== =============== ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                                     FIDELITY VIP
                                      FIDELITY VIP FUNDSMANAGER 60%                FIDELITY VIP GROWTH      INVESTMENT GRADE BOND
                                                INVESTMENT DIVISION                INVESTMENT DIVISION        INVESTMENT DIVISION
                                    ---------------------------------- ------------------------------- ----------------------------
                                               2011            2010            2011            2010            2011          2010
                                    ------------------ --------------- --------------- --------------- --------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $    (79,777)   $    241,361    $   (517,744)   $   (530,689)   $    478,696    $   572,208
  Net realized gains (losses)               557,081         244,555        (518,647)     (1,747,215)        716,735        371,896
  Change in unrealized gains
     (losses) on investments             (7,937,164)      7,448,599         505,122      19,174,195         124,265        525,375
                                    ------------------ --------------- --------------- --------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (7,459,860)      7,934,515        (531,269)     16,896,291       1,319,696      1,469,479
                                    ------------------ --------------- --------------- --------------- --------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                   556,880         154,271       2,599,413       2,733,475       1,569,362      1,784,716
  Net transfers (including
     fixed account)                     110,365,710      92,253,872      (2,458,152)     (2,592,987)         17,672        294,062
  Contract charges                               --              --          (4,018)         (3,704)         (1,524)        (1,605)
  Transfers for contract benefits
     and terminations                    (4,893,840)       (958,093)    (14,018,654)     (6,553,193)     (3,661,147)    (3,050,964)
                                    ------------------ --------------- --------------- --------------- --------------- ------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions            106,028,750      91,450,050     (13,881,411)     (6,416,409)     (2,075,637)      (973,791)
                                    ------------------ --------------- --------------- --------------- --------------- ------------
     Net increase (decrease)
       in net assets                     98,568,890      99,384,565     (14,412,680)     10,479,882        (755,941)       495,688
NET ASSETS:
  Beginning of year                      99,633,507         248,942      89,166,883      78,687,001      22,154,719     21,659,031
                                    ------------------ --------------- --------------- --------------- --------------- ------------
  End of year                       $   198,202,397    $ 99,633,507    $ 74,754,203    $ 89,166,883    $ 21,398,778    $22,154,719
                                    ================== =============== =============== =============== =============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                             MIST
                                ALLIANCEBERNSTEIN
                                   GLOBAL DYNAMIC            MIST AMERICAN FUNDS
 FIDELITY VIP MONEY MARKET             ALLOCATION            BALANCED ALLOCATION      MIST AMERICAN FUNDS BOND
  INVESTMENT DIVISION         INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------------- ------------------- --------------------------------- -----------------------------
         2011            2010          2011 (a)            2011             2010            2011          2010
---------------- ------------ ------------------- ---------------- ---------------- --------------- -------------
$    (162,831)   $  (151,091)    $     335,670    $     (45,493)   $  (1,062,193)   $    642,517    $     89,819
           --          8,110         2,726,233        2,539,215          531,199         294,003          74,511
           --             --         2,398,335      (26,212,914)      47,023,020       2,430,315       1,153,467
---------------- ------------ ------------------- ---------------- ---------------- --------------- -------------
     (162,831)      (142,981)        5,460,238      (23,719,192)      46,492,026       3,366,835       1,317,797
---------------- ------------ ------------------- ---------------- ---------------- --------------- -------------
  112,128,554      94,396,891      413,385,545      110,824,096      170,955,523      17,470,892      26,050,303
 (109,363,322)   (94,346,805)       62,687,480       19,902,322       67,661,263         893,819      16,191,510
           --             --                --       (4,833,472)      (2,349,575)       (625,233)       (240,968)
   (2,686,183)    (3,294,615)       (1,741,537)     (23,073,710)     (11,991,536)     (3,193,810)     (1,128,653)
---------------- ------------ ------------------- ---------------- ---------------- --------------- -------------
       79,049     (3,244,529)      474,331,488      102,819,236      224,275,675      14,545,668      40,872,192
---------------- ------------ ------------------- ---------------- ---------------- --------------- -------------
      (83,782)    (3,387,510)      479,791,726       79,100,044      270,767,701      17,912,503      42,189,989
   12,251,820     15,639,330                --      539,848,602      269,080,901      61,894,293      19,704,304
---------------- ------------ ------------------- ---------------- ---------------- --------------- -------------
$  12,168,038    $12,251,820     $ 479,791,726    $ 618,948,646    $ 539,848,602    $ 79,806,796     $61,894,293
================ ============ =================== ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                 MIST AMERICAN FUNDS                                          MIST AMERICAN FUNDS
                                                   GROWTH ALLOCATION       MIST AMERICAN FUNDS GROWTH         MODERATE ALLOCATION
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ----------------------------------- ----------------------------- ----------------------------
                                               2011             2010             2011           2010           2011         2010
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $    (580,718)   $  (1,259,542)   $  (2,310,704) $  (1,322,970) $   2,292,257  $    761,836
  Net realized gains (losses)             7,429,105        2,901,779          291,118         22,594      6,758,545       774,379
  Change in unrealized gains
     (losses) on investments            (26,279,387)      33,173,352      (15,352,098)    26,881,903    (19,966,753)   52,534,878
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (19,431,000)      34,815,589      (17,371,684)    25,581,527    (10,915,951)   54,071,093
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                22,562,960       25,149,812       68,751,380     78,568,522    128,104,989   205,176,066
  Net transfers (including
     fixed account)                     (14,464,295)      10,819,336       26,166,684     35,988,154     20,511,116    99,670,190
  Contract charges                       (2,458,404)      (2,162,316)      (1,871,942)      (692,168)    (6,918,596)   (3,948,995)
  Transfers for contract benefits
     and terminations                   (15,077,691)     (12,814,680)      (7,621,585)    (3,129,572)   (36,334,226)  (23,518,435)
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             (9,437,430)      20,992,152       85,424,537    110,734,936    105,363,283   277,378,826
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets                    (28,868,430)      55,807,741       68,052,853    136,316,463     94,447,332   331,449,919
NET ASSETS:
  Beginning of year                     332,353,082      276,545,341      201,192,477     64,876,014    762,782,012   431,332,093
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
  End of year                       $   303,484,652    $ 332,353,082    $ 269,245,330  $ 201,192,477  $ 857,229,344  $762,782,012
                                    ================== ================ ============== ============== ============== =============


(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                         MIST BLACKROCK
    MIST AQR GLOBAL     GLOBAL TACTICAL
      RISK BALANCED          STRATEGIES     MIST BLACKROCK LARGE CAP CORE                   VARIABLE B              VARIABLE C
INVESTMENT DIVISION INVESTMENT DIVISION               INVESTMENT DIVISION          INVESTMENT DIVISION     INVESTMENT DIVISION
------------------ ----------------------- ------------------------------- --------------------------- ------------------------
        2011 (a)                2011 (a)            2011             2010          2011          2010         2011        2010
------------------ ----------------------- ---------------- -------------- ------------- ------------- ------------ -----------
  $   6,134,076    $          2,136,468    $    (454,121)   $     967,145  $     30,420  $     64,184  $    10,413  $   12,167
      1,769,075               5,360,049      (15,466,300)     (26,973,460)     (458,462)     (894,860)      (3,391)    (33,576)
      5,327,552              (6,803,039)      12,686,156       93,404,052       358,894     2,364,194       (3,100)    140,629
------------------ ----------------------- ---------------- -------------- ------------- ------------- ------------ -----------
     13,230,703                 693,478       (3,234,265)      67,397,737       (69,148)    1,533,518        3,922     119,220
------------------ ----------------------- ---------------- -------------- ------------- ------------- ------------ -----------
    512,377,832             629,143,144       25,161,138       25,719,963         1,076         1,973           --          --
     75,719,475              82,864,472       (6,231,167)     (15,767,951)           --            --           --          --
             --                      --         (464,397)        (293,926)           --            --           --          --
     (2,160,152)             (2,938,000)     (64,881,338)     (58,835,691)   (1,703,485)   (2,348,069)     (15,916)    (71,527)
------------------ ----------------------- ---------------- -------------- ------------- ------------- ------------ ----------
    585,937,155             709,069,616      (46,415,764)     (49,177,605)   (1,702,409)   (2,346,096)     (15,916)    (71,527)
------------------ ----------------------- ---------------- -------------- ------------- ------------- ------------ -----------
    599,167,858             709,763,094      (49,650,029)      18,220,132    (1,771,557)     (812,578)     (11,994)     47,693
             --                      --      657,439,675      639,219,543    14,265,716    15,078,294    1,092,411   1,044,718
------------------ ----------------------- ---------------- -------------- ------------- ------------- ------------ -----------
$   599,167,858    $        709,763,094    $ 607,789,646    $ 657,439,675  $ 12,494,159  $ 14,265,716  $ 1,080,417  $1,092,411
================== ======================= ================ ============== ============= ============= ============ ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                     MIST CLARION GLOBAL REAL ESTATE  MIST DREMAN SMALL CAP VALUE MIST HARRIS OAKMARK INTERNATIONAL
                                                 INVESTMENT DIVISION          INVESTMENT DIVISION               INVESTMENT DIVISION
                                    --------------------------------- ---------------------------- --------------------------------
                                               2011             2010          2011           2010           2011           2010
                                    ------------------ -------------- --------------- ------------ -------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $   5,894,357    $  14,192,568  $     17,128    $   (40,346) $  (5,513,695) $   2,087,253
  Net realized gains (losses)            (5,517,197)      (7,589,978)       67,004         14,535     (2,755,023)    (5,609,524)
  Change in unrealized gains
     (losses) on investments            (15,609,550)      22,351,529    (1,567,033)     1,281,581    (62,286,695)    54,709,202
                                    ------------------ -------------- --------------- ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (15,232,390)      28,954,119    (1,482,901)     1,255,770    (70,555,413)    51,186,931
                                    ------------------ -------------- --------------- ------------ -------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                16,058,809       16,901,719     3,849,328      3,729,955     52,450,196     55,684,656
  Net transfers (including
     fixed account)                       2,947,656       (3,125,734)    2,394,616      1,930,885     30,416,989     35,509,224
  Contract charges                         (792,701)        (633,889)      (87,391)       (31,258)    (1,799,747)    (1,081,941)
  Transfers for contract benefits
     and terminations                   (17,651,756)     (15,199,403)     (282,895)      (155,301)   (29,822,147)   (23,962,616)
                                    ------------------ -------------- --------------- ------------ -------------- -----------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions                562,008       (2,057,307)    5,873,658      5,474,281     51,245,291     66,149,323
                                    ------------------ -------------- --------------- ------------ -------------- -----------------
     Net increase (decrease)
       in net assets                    (14,670,382)      26,896,812     4,390,757      6,730,051    (19,310,122)   117,336,254
NET ASSETS:
  Beginning of year                     228,566,225      201,669,413     9,722,885      2,992,834    422,198,591    304,862,337
                                    ------------------ -------------- --------------- ------------ -------------- -----------------
  End of year                       $   213,895,843    $ 228,566,225  $ 14,113,642    $ 9,722,885  $ 402,888,469  $ 422,198,591
                                    ================== ============== =============== ============ ============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                                  MIST LEGG MASON
 MIST INVESCO SMALL CAP GROWTH                  MIST JANUS FORTY             MIST LAZARD MID CAP    CLEARBRIDGE AGGRESSIVE GROWTH
           INVESTMENT DIVISION               INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
--------------------------------- --------------------------------- ------------------------------- --------------------------------
          2011            2010             2011             2010            2011            2010            2011             2010
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- ----------------
 $    (482,055)   $   (421,859)   $   1,448,208    $     991,065    $   (304,820)   $   (214,510)   $   (775,154)   $    (294,997)
       912,044        (525,750)       1,694,032       (2,325,421)       (562,041)     (1,666,941)         90,545         (768,247)
    (1,491,318)      7,832,883      (34,037,911)      29,106,518      (3,048,502)     12,803,005      (2,134,269)       6,050,147
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- ----------------
    (1,061,329)      6,885,274      (30,895,671)      27,772,162      (3,915,363)     10,921,554      (2,818,878)       4,986,903
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- ----------------
     3,144,653       2,697,542       36,842,239       63,143,370       4,885,854       4,356,820      10,021,380        3,827,190
     1,935,017      (2,972,174)     (36,925,469)         155,142         (49,708)      1,355,165      49,368,964        1,887,423
      (124,306)       (102,250)      (2,013,612)      (1,435,148)       (198,843)       (161,060)       (231,580)         (57,854)
    (3,198,790)     (2,505,609)     (20,987,743)     (18,120,161)     (5,216,805)     (4,142,484)     (4,703,187)      (1,916,298)
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- ----------------
     1,756,574      (2,882,491)     (23,084,585)      43,743,203        (579,502)      1,408,441      54,455,577        3,740,461
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- ----------------
       695,245       4,002,783      (53,980,256)      71,515,365      (4,494,865)     12,329,995      51,636,699        8,727,364
    34,771,690      30,768,907      380,880,175      309,364,810      62,137,025      49,807,030      29,795,656       21,068,292
----------------- --------------- ---------------- ---------------- --------------- --------------- --------------- ----------------
$   35,466,935    $ 34,771,690    $ 326,899,919    $ 380,880,175    $ 57,642,160    $ 62,137,025    $ 81,432,355    $  29,795,656
================= =============== ================ ================ =============== =============== =============== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                               MIST LOOMIS SAYLES GLOBAL MARKETS MIST LORD ABBETT BOND DEBENTURE MIST MET/EATON VANCE FLOATING RATE
                                             INVESTMENT DIVISION             INVESTMENT DIVISION                INVESTMENT DIVISION
                               --------------------------------- ------------------------------- ----------------------------------
                                         2011            2010             2011             2010         2011           2010 (b)
                               ----------------- --------------- ---------------- -------------- -------------- -------------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $   198,036    $     57,888    $  14,403,608    $  13,400,996  $    41,480          $ (3,900)
  Net realized gains (losses)         143,095         108,798        2,290,866        1,073,013          454               568
  Change in unrealized gains
     (losses) on investments       (1,279,325)      1,236,521       (7,309,571)      15,344,333      (46,618)           27,564
                                  -------------- --------------- ---------------- -------------- -------------- -------------------
     Net increase (decrease)
       in net assets resulting
       from operations               (938,194)      1,403,207        9,384,903       29,818,342       (4,684)           24,232
                                  -------------- --------------- ---------------- -------------- -------------- -------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners           7,582,991       4,976,265       21,104,651       21,861,665    1,709,307           891,252
  Net transfers (including
     fixed account)                 4,747,575       4,182,111        2,409,217        9,744,111    3,394,688           405,511
  Contract charges                   (150,503)        (38,857)      (1,026,357)        (730,567)     (22,023)            (290)
  Transfers for contract benefits
     and terminations                (944,464)       (155,556)     (27,440,537)     (23,041,530)    (386,478)         (14,591)
                                  -------------- --------------- ---------------- -------------- -------------- -------------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions       11,235,599       8,963,963       (4,953,026)       7,833,679    4,695,494         1,281,882
                                  -------------- --------------- ---------------- -------------- -------------- -------------------
     Net increase (decrease)
       in net assets               10,297,405      10,367,170        4,431,877       37,652,021    4,690,810         1,306,114
NET ASSETS:
  Beginning of year                13,393,060       3,025,890      294,861,986      257,209,965    1,306,114                --
                                  -------------- --------------- ---------------- -------------- -------------- -------------------
  End of year                     $23,690,465    $ 13,393,060    $ 299,293,863    $ 294,861,986  $ 5,996,924      $  1,306,114
                                  ============== =============== ================ ============== ============== ===================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                     MIST
                                             MET/FRANKLIN
                                             LOW DURATION                                    MIST MET/FRANKLIN TEMPLETON
         MIST MET/FRANKLIN INCOME            TOTAL RETURN MIST MET/FRANKLIN MUTUAL SHARES              FOUNDING STRATEGY
              INVESTMENT DIVISION     INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------------- ----------------------- ------------------------------- ------------------------------
          2011            2010                 2011 (a)           2011            2010            2011           2010
----------------- --------------- ----------------------- --------------- --------------- --------------- --------------
 $   2,172,837    $    955,014    $            (31,128)   $    672,881    $   (335,924)   $    266,675    $  (703,986)
     2,244,039         420,886                  (4,038)      2,548,771         377,198       1,538,878        921,374
    (4,384,031)      2,943,481                 (44,184)     (4,170,448)      2,897,278      (3,784,395)     4,426,690
----------------- --------------- ----------------------- --------------- --------------- --------------- --------------
        32,845       4,319,381                 (79,350)       (948,796)      2,938,552      (1,978,842)     4,644,078
----------------- --------------- ----------------------- --------------- --------------- --------------- --------------
    13,668,533      13,700,406               2,171,280       7,962,310       8,942,107       3,330,701      4,947,679
    17,640,435      13,511,076               4,657,569       7,453,138      10,306,906       1,731,315      3,308,459
      (398,816)       (174,850)                (11,327)       (302,374)       (132,335)       (448,304)      (376,898)
    (4,090,256)     (2,500,295)               (102,505)     (2,056,987)     (1,180,859)     (3,578,385)    (2,619,175)
----------------- --------------- ----------------------- --------------- --------------- --------------- --------------
    26,819,896      24,536,337               6,715,017      13,056,087      17,935,819       1,035,327      5,260,065
----------------- --------------- ----------------------- --------------- --------------- --------------- --------------
    26,852,741      28,855,718               6,635,667      12,107,291      20,874,371        (943,515)     9,904,143
    56,016,534      27,160,816                      --      38,703,192      17,828,821      60,196,783     50,292,640
----------------- --------------- ----------------------- --------------- --------------- --------------- --------------
$   82,869,275    $ 56,016,534    $          6,635,667    $ 50,810,483    $ 38,703,192    $ 59,253,268    $60,196,783
================= =============== ======================= =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                   MIST METLIFE
                                                                                                     AGGRESSIVE
                                                                             MIST MET/TEMPLETON        STRATEGY        MIST METLIFE
                                        MIST MET/TEMPLETON GROWTH            INTERNATIONAL BOND      INVESTMENT       BALANCED PLUS
                                              INVESTMENT DIVISION           INVESTMENT DIVISION        DIVISION INVESTMENT DIVISION
                                    ----------------------------- ----------------------------- --------------- -------------------
                                              2011          2010         2011           2010          2011 (a)             2011 (a)
                                    --------------- ------------- -------------- -------------- --------------- -------------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $   1,098  $    (36,150) $   339,642    $   (17,673)   $    (883,430)       $  (1,371,888)
  Net realized gains (losses)              172,666       175,521       19,083          7,683       (1,223,379)                  --
  Change in unrealized gains
     (losses) on investments            (2,206,620)    1,090,653     (521,008)       224,095      (15,025,916)          (2,485,885)
                                    --------------- ------------- -------------- -------------- --------------- -------------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (2,032,856)    1,230,024     (162,283)       214,105      (17,132,725)          (3,857,773)
                                    --------------- ------------- -------------- -------------- --------------- -------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                3,585,962     4,277,271    1,977,676      2,536,123        9,235,767          535,878,034
  Net transfers (including
     fixed account)                      3,882,994     3,229,863      981,155      1,056,202      115,464,716           72,096,681
  Contract charges                        (134,668)      (63,960)     (51,568)        (9,239)        (193,115)                  --
  Transfers for contract benefits
     and terminations                     (901,511)     (630,556)    (130,108)       (53,636)      (4,891,358)          (2,650,934)
                                    --------------- ------------- -------------- -------------- --------------- -------------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             6,432,777     6,812,618    2,777,155      3,529,450      119,616,010          605,323,781
                                    --------------- ------------- -------------- -------------- --------------- -------------------
     Net increase (decrease)
       in net assets                     4,399,921     8,042,642    2,614,872      3,743,555      102,483,285          601,466,008
NET ASSETS:
  Beginning of year                     17,633,999     9,591,357    4,442,866        699,311               --                   --
                                    --------------- ------------- -------------- -------------- --------------- -------------------
  End of year                       $   22,033,920  $ 17,633,999  $ 7,057,738    $ 4,442,866    $ 102,483,285        $ 601,466,008
                                    =============== ============= ============== ============== =============== ===================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                  MIST MORGAN STANLEY              MIST OPPENHEIMER
MIST MFS EMERGING MARKETS EQUITY    MIST MFS RESEARCH INTERNATIONAL                    MID CAP GROWTH          CAPITAL APPRECIATION
             INVESTMENT DIVISION                INVESTMENT DIVISION               INVESTMENT DIVISION           INVESTMENT DIVISION
--------------------------------- --------------------------------- --------------------------------- -----------------------------
          2011            2010             2011             2010             2011          2010 (b)           2011          2010
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    $   30,492    $    (82,237)   $   1,768,451    $   1,321,741    $  (1,955,656)   $  (2,781,061)   $   (597,592)   $  (361,767)
        72,819          58,220       (4,770,811)     (11,417,961)      18,314,342          363,970        (287,699)      (793,451)
    (8,862,777)      5,002,134      (25,538,343)      32,690,397      (43,580,440)      59,763,903        (526,570)     4,872,565
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    (8,759,466)      4,978,117      (28,540,703)      22,594,177      (27,221,754)      57,346,812      (1,411,861)     3,717,347
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    11,252,563      13,602,873       18,801,518       22,637,792       18,132,310       11,345,607       6,094,203      8,087,873
     7,657,130       5,410,332       (9,007,934)     (14,428,774)      (6,689,028)     339,607,206      (1,501,257)     1,727,499
      (293,224)       (106,857)        (888,593)        (723,632)        (379,356)        (190,863)       (260,642)      (173,446)
    (1,115,601)       (434,390)     (19,543,264)     (17,194,311)     (39,261,624)     (21,249,880)     (2,825,643)    (2,360,479)
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    17,500,868      18,471,958      (10,638,273)      (9,708,925)     (28,197,698)     329,512,070       1,506,661      7,281,447
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
     8,741,402      23,450,075      (39,178,976)      12,885,252      (55,419,452)     386,858,882          94,800     10,998,794
    32,997,742       9,547,667      258,478,220      245,592,968      386,858,882               --      49,119,197     38,120,403
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
$   41,739,144    $ 32,997,742    $ 219,299,244    $ 258,478,220    $ 331,439,430    $ 386,858,882    $ 49,213,997    $49,119,197
================= =============== ================ ================ ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                       MIST PIMCO
                                         INFLATION PROTECTED BOND     MIST PIMCO TOTAL RETURN    MIST PIONEER STRATEGIC INCOME
                                              INVESTMENT DIVISION         INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ----------------------------- ------------------------------ ------------------------------
                                               2011         2010           2011            2010          2011             2010
                                    ---------------- ------------ -------------- --------------- --------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $   1,853,037   $3,827,409  $  16,053,608  $   19,239,645  $  1,441,714    $     423,364
  Net realized gains (losses)            27,055,692   10,472,904     37,618,577       7,447,473       339,011           41,477
  Change in unrealized gains
     (losses) on investments             22,722,470    8,009,393    (32,790,032)     27,152,115    (1,046,047)       1,280,668
                                    ---------------- ------------ -------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   51,631,199   22,309,706     20,882,153      53,839,233       734,678        1,745,509
                                    ---------------- ------------ -------------- --------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                84,786,072   83,479,725    139,998,412     175,008,002    16,258,528       16,184,763
  Net transfers (including
     fixed account)                      41,379,883   66,372,663      6,058,753     146,399,976     6,180,173        9,246,979
  Contract charges                       (3,086,814)  (1,630,995)    (5,393,953)     (3,004,374)     (296,120)         (81,633)
  Transfers for contract benefits
     and terminations                   (35,371,281) (25,281,140)   (87,125,186)    (69,566,031)   (1,530,939)        (404,068)
                                    ---------------- ------------ -------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             87,707,860  122,940,253     53,538,026     248,837,573    20,611,642       24,946,041
                                    ---------------- ------------ -------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets                    139,339,059  145,249,959     74,420,179     302,676,806    21,346,320       26,691,550
NET ASSETS:
  Beginning of year                     467,910,969  322,661,010  1,048,658,444     745,981,638    34,118,467        7,426,917
                                    ---------------- ------------ -------------- --------------- --------------- --------------
  End of year                       $   607,250,028  467,910,969 $1,123,078,623  $1,048,658,444  $ 55,464,787    $  34,118,467
                                    ================ ============ ============== =============== =============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MIST PYRAMIS
         GOVERNMENT                                                    MIST SSGA GROWTH
             INCOME               MIST RCM TECHNOLOGY                    AND INCOME ETF          MIST SSGA GROWTH ETF
INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION           INVESTMENT DIVISION
---------------------- --------------------------------- --------------------------------- -----------------------------
            2011 (a)            2011             2010             2011             2010            2011          2010
---------------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
         $   93,399    $  (1,990,352)   $  (1,609,346)   $   3,004,000    $    (708,755)   $    303,346    $    90,051
          1,576,104        4,528,821       (1,369,845)      13,677,791          116,700       2,063,340      1,075,894
          2,283,413      (19,441,973)      32,648,128      (22,210,213)      46,487,224      (5,913,643)     7,513,340
---------------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
          3,952,916      (16,903,504)      29,668,937       (5,528,422)      45,895,169      (3,546,957)     8,679,285
---------------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
        173,607,003       13,991,451       12,423,409      157,482,497      208,565,140      11,407,995     11,647,734
         24,284,908       (1,016,006)       4,154,388      109,982,973      153,589,461       9,014,471     12,726,150
                 --         (517,513)        (363,380)      (5,839,559)      (1,980,810)       (568,402)      (400,677)
         (1,430,167)     (13,031,666)      (9,023,144)     (24,463,994)      (9,273,469)     (4,734,284)    (3,120,829)
---------------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
        196,461,744         (573,734)       7,191,273      237,161,917      350,900,322      15,119,780     20,852,378
---------------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
        200,414,660      (17,477,238)      36,860,210      231,633,495      396,795,491      11,572,823     29,531,663
                 --      151,310,709      114,450,499      579,390,787      182,595,296      84,197,233     54,665,570
---------------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    $   200,414,660    $ 133,833,471    $ 151,310,709    $ 811,024,282    $ 579,390,787    $ 95,770,056    $84,197,233
====================== ================ ================ ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                                           MSF ARTIO
                                    MIST T. ROWE PRICE MID CAP GROWTH MIST THIRD AVENUE SMALL CAP VALUE          INTERNATIONAL STOCK
                                                  INVESTMENT DIVISION               INVESTMENT DIVISION          INVESTMENT DIVISION
                                    --------------------------------- --------------------------------- ----------------------------
                                               2011            2010          2011                2010          2011             2010
                                    ------------------ -------------- -------------- ------------------ -------------- -------------
INCREASE (DECREASE) IN
   NET ASSETS:
 FROM OPERATIONS:
   Net investment income (loss)        $  (3,642,125)  $  (2,819,703)  $   (11,673)   $         (2,852) $    822,890   $    462,436
  Net realized gains (losses)             11,783,080         291,154         7,471             (40,527)   (4,243,528)    (4,928,490)
  Change in unrealized gains
      (losses) on investments            (16,760,775)     55,974,973    (1,051,353)          1,603,706   (36,008,767)    14,916,195
                                    ------------------ -------------- -------------- ------------------ -------------- -------------
     Net increase (decrease)
        in net assets resulting
        from operations                   (8,619,820)     53,446,424    (1,055,555)          1,560,327   (39,429,405)    10,450,141
                                    ------------------ -------------- -------------- ------------------ -------------- -------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners                35,279,068      33,065,062     1,714,359           1,470,460     7,030,950      9,449,836
  Net transfers (including
      fixed account)                       1,578,858       7,612,076      (326,471)           (417,843)    1,051,932     (4,798,609)
  Contract charges                        (1,185,031)       (708,168)      (17,809)            (16,542)     (391,596)      (338,634)
  Transfers for contract benefits
      and terminations                   (20,327,845)    (15,568,222)     (370,967)           (319,757)  (15,516,089)   (15,468,031)
                                    ------------------ -------------- -------------- ------------------ -------------- -------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions             15,345,050      24,400,748       999,112             716,318    (7,824,803)   (11,155,438)
                                    ------------------ -------------- -------------- ------------------ -------------- -------------
     Net increase (decrease)
        in net assets                      6,725,230      77,847,172       (56,443)          2,276,645   (47,254,208)      (705,297)
NET ASSETS:
   Beginning of year                     269,741,582     191,894,410    10,020,158           7,743,513   196,319,126    197,024,423
                                    ------------------ -------------- -------------- ------------------ -------------- -------------
  End of year                        $   276,466,812   $ 269,741,582  $  9,963,715   $      10,020,158  $149,064,918   $196,319,126
                                    ================== ============== ============== ================== ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

           MSF BARCLAYS CAPITAL
           AGGREGATE BOND INDEX    MSF BLACKROCK AGGRESSIVE GROWTH         MSF BLACKROCK BOND INCOME      MSF BLACKROCK DIVERSIFIED
            INVESTMENT DIVISION                INVESTMENT DIVISION               INVESTMENT DIVISION            INVESTMENT DIVISION
---------------------------------- --------------------------------- --------------------------------- -----------------------------
          2011              2010             2011             2010             2011             2010           2011           2010
----------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------- --------------
$   23,788,921    $   21,660,262    $  (4,656,656)   $  (5,510,351)   $  13,245,564    $  11,883,376   $  8,026,572    $  4,514,459
     6,260,260         2,835,526       11,767,838        4,319,375          968,641           18,060     (1,793,589)     (9,782,726)
    35,508,667        15,979,178      (26,024,706)      63,074,955       11,150,590       18,271,338     11,482,045      60,316,562
----------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------- --------------
    65,557,848        40,474,966      (18,913,524)      61,883,979       25,364,795       30,172,774     17,715,028      55,048,295
----------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------- --------------
   131,216,486       159,096,388       14,868,532       19,725,319       40,839,610       52,020,920     12,843,237      13,852,141
   (37,583,700)       39,735,514      (14,309,119)     (14,009,650)     (12,254,499)      23,630,544    (23,041,359)    (19,569,715)
    (4,599,915)       (3,091,065)        (454,999)        (312,872)      (1,480,623)        (886,856)      (289,599)       (288,638)
   (93,887,204)      (83,568,528)     (46,251,640)     (40,327,643)     (48,730,575)     (47,062,031)   (76,364,804)    (77,379,956)
----------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------- --------------
    (4,854,333)      112,172,309      (46,147,226)     (34,924,846)     (21,626,087)      27,702,577    (86,852,525)    (83,386,168)
----------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------- --------------
    60,703,515       152,647,275      (65,060,750)      26,959,133        3,738,708       57,875,351    (69,137,497)    (28,337,873)
 1,054,370,494       901,723,219      506,917,230      479,958,097      500,008,866      442,133,515    703,823,057     732,160,930
----------------- ---------------- ---------------- ---------------- ---------------- ---------------- -------------- --------------
$1,115,074,009    $1,054,370,494    $ 441,856,480    $ 506,917,230    $ 503,747,574    $ 500,008,866   $634,685,560    $703,823,057
================= ================ ================ ================ ================ ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                       MSF BLACKROCK
                                     MSF BLACKROCK LARGE CAP VALUE           LEGACY LARGE CAP GROWTH   MSF BLACKROCK MONEY MARKET
                                               INVESTMENT DIVISION               INVESTMENT DIVISION          INVESTMENT DIVISION
                                    ------------------------------- ------------------------------- -------------------------------
                                               2011           2010           2011           2010             2011             2010
                                    ---------------- -------------- -------------- ---------------- ---------------- --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $    (761,296) $    (780,646) $  (2,061,181) $  (1,482,376)   $  (1,266,614)   $  (1,071,086)
  Net realized gains (losses)            (2,110,608)    (3,801,296)     2,287,770        589,751               --               --
  Change in unrealized gains
     (losses) on investments              4,546,025     18,604,231    (18,309,761)    21,645,637               --               --
                                    ---------------- -------------- -------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                    1,674,121     14,022,289    (18,083,172)    20,753,012       (1,266,614)      (1,071,086)
                                    ---------------- -------------- -------------- ---------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                21,492,157     20,692,506     24,851,525     17,076,573       12,247,227        6,382,984
  Net transfers (including
     fixed account)                       2,849,941      1,496,954     11,901,823      4,209,145       17,009,849        6,166,192
  Contract charges                         (905,851)      (655,020)      (724,651)      (426,777)        (639,681)        (416,922)
  Transfers for contract benefits
     and terminations                   (14,359,735)   (11,469,333)   (10,556,249)    (9,189,369)     (16,071,934)     (13,143,423)
                                    ---------------- -------------- -------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions              9,076,512     10,065,107     25,472,448     11,669,572       12,545,461       (1,011,169)
                                    ---------------- -------------- -------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets                     10,750,633     24,087,396      7,389,276     32,422,584       11,278,847       (2,082,255)
NET ASSETS:
  Beginning of year                     195,798,773    171,711,377    147,006,605    114,584,021       76,398,280       78,480,535
                                    ---------------- -------------- -------------- ---------------- ---------------- --------------
  End of year                       $   206,549,406  $ 195,798,773  $ 154,395,881  $ 147,006,605    $  87,677,129    $  76,398,280
                                    ================ ============== ============== ================ ================ ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

         MSF DAVIS VENTURE VALUE            MSF FI VALUE LEADERS           MSF JENNISON GROWTH     MSF LOOMIS SAYLES SMALL CAP CORE
             INVESTMENT DIVISION             INVESTMENT DIVISION           INVESTMENT DIVISION                  INVESTMENT DIVISION
----------------------------------- ------------------------------- ------------------------------  -------------------------------
           2011             2010            2011            2010            2011            2010             2011           2010
------------------ ---------------- --------------- --------------- --------------- --------------  ---------------- --------------
$    (1,723,887)   $  (2,246,214)   $   (238,786)   $     91,134    $   (887,335)   $   (456,790)   $  (1,974,377)   $(1,719,901)
      3,393,728          709,689      (2,860,117)     (3,773,660)      1,743,271         120,122        1,733,783     (2,686,986)
    (34,352,746)      56,902,615      (1,901,241)     12,070,359      (1,789,305)      6,511,803         (708,103)    37,222,601
------------------ ---------------- --------------- --------------- --------------- --------------  ---------------- --------------
    (32,682,905)      55,366,090      (5,000,144)      8,387,833        (933,369)      6,175,135         (948,697)    32,815,714
------------------ ---------------- --------------- --------------- --------------- --------------  ---------------- --------------
     48,790,349       63,113,060       2,100,177       2,045,366       8,665,547      10,136,094       11,026,192     11,338,127
     (9,991,955)      13,695,217      (1,936,831)     (1,468,510)     13,265,073       7,197,883       (2,419,047)    (8,066,883)
     (2,241,401)      (1,564,211)       (179,344)       (180,506)       (335,560)       (158,723)        (523,896)      (402,418)
    (44,739,039)     (40,048,934)     (5,699,592)     (6,290,996)     (5,546,722)     (3,530,419)     (13,179,560)   (11,556,566)
------------------ ---------------- --------------- --------------- --------------- --------------  ---------------- --------------
     (8,182,046)      35,195,132      (5,715,590)     (5,894,646)     16,048,338      13,644,835       (5,096,311)    (8,687,740)
------------------ ---------------- --------------- --------------- --------------- --------------  ---------------- --------------
    (40,864,951)      90,561,222     (10,715,734)      2,493,187      15,114,969      19,819,970       (6,045,008)    24,127,974
    590,814,367      500,253,145      71,561,113      69,067,926      67,839,064      48,019,094      158,697,696    134,569,722
------------------ ---------------- --------------- --------------- --------------- --------------  ---------------- --------------
$   549,949,416    $ 590,814,367    $ 60,845,379    $ 71,561,113    $ 82,954,033    $ 67,839,064    $ 152,652,688    $158,697,696
================== ================ =============== =============== =============== ==============  ================ ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                               MSF MET/DIMENSIONAL
                                    MSF LOOMIS SAYLES SMALL CAP GROWTH   MSF MET/ARTISAN MID CAP VALUE INTERNATIONAL SMALL COMPANY
                                                   INVESTMENT DIVISION             INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ----------------------------------- ------------------------------ ----------------------------
                                              2011                2010           2011            2010         2011            2010
                                    ----------------- ----------------- --------------- -------------- -------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $    (605,468)   $       (480,045) $    (877,049)  $  (1,248,953) $    25,304    $     (1,928)
  Net realized gains (losses)              705,937          (1,044,946)    (6,225,805)    (11,883,832)     190,328          99,226
  Change in unrealized gains
     (losses) on investments               418,297          11,610,770     18,681,995      39,292,335     (958,109)        441,874
                                    ----------------- ----------------- --------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                     518,766          10,085,779     11,579,141      26,159,550     (742,477)        539,172
                                    ----------------- ----------------- --------------- -------------- -------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                1,861,989           1,349,437     11,876,355      11,111,234      995,572       1,223,879
  Net transfers (including
     fixed account)                      5,246,079            (934,056)    (5,298,073)     (9,631,816)     598,134         590,627
  Contract charges                         (91,903)            (81,594)      (433,039)       (370,267)     (27,252)        (10,719)
  Transfers for contract benefits
     and terminations                   (4,768,447)         (2,993,201)   (23,161,304)    (20,183,971)    (123,999)        (67,456)
                                    ----------------- ----------------- --------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions             2,247,718          (2,659,414)   (17,016,061)    (19,074,820)   1,442,455       1,736,331
                                    ----------------- ----------------- --------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets                     2,766,484           7,426,365     (5,436,920)      7,084,730      699,978       2,275,503
NET ASSETS:
  Beginning of year                     43,602,855          36,176,490    217,605,252     210,520,522    3,362,782       1,087,279
                                    ----------------- ----------------- --------------- -------------- -------------- -------------
  End of year                       $   46,369,339    $     43,602,855  $ 212,168,332   $ 217,605,252  $ 4,062,760    $  3,362,782
                                    ================= ================= =============== ============== ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                     MSF METLIFE
                                                    CONSERVATIVE
MSF METLIFE CONSERVATIVE ALLOCATION       TO MODERATE ALLOCATION   MSF METLIFE MID CAP STOCK INDEX  MSF METLIFE MODERATE ALLOCATION
                INVESTMENT DIVISION          INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------ ----------------------------- ------------------------------- --------------------------------
           2011                2010           2011          2010           2011             2010           2011              2010
------------------ ----------------- -------------- -------------- ---------------- -------------- ---------------- ---------------
  $   4,719,364    $      7,738,165  $    9,296,873  $  18,757,485  $  (1,990,547)   $  (1,381,765) $    8,000,674   $   29,397,961
      2,238,716           1,589,320       3,119,728        379,774     21,630,998          102,320       3,413,004       (1,002,375)
      1,399,922          20,197,256     (17,598,815)    74,956,639    (31,516,016)      79,657,136    (118,620,318)     280,212,338
------------------ ----------------- -------------- -------------- ---------------- -------------- ---------------- ---------------
      8,358,002          29,524,741      (5,182,214)    94,093,898    (11,875,565)      78,377,691    (107,206,640)     308,607,924
------------------ ----------------- -------------- -------------- ---------------- -------------- ---------------- ---------------
     59,936,167          69,241,656     182,128,575    199,008,198     38,854,640       36,548,842     553,403,603      710,843,553
     53,977,848          69,917,338      65,781,537     98,066,794     (5,485,063)      (9,712,779)    112,260,513      247,228,217
     (2,858,230)         (1,863,311)     (7,936,969)    (5,146,378)    (1,227,055)        (891,948)    (25,327,711)     (15,239,926)
    (35,206,478)        (29,585,393)    (80,650,431)   (60,344,977)   (32,767,498)     (27,182,635)   (185,265,104)    (123,335,313)
------------------ ----------------- -------------- -------------- ---------------- -------------- ---------------- ---------------
     75,849,307         107,710,290     159,322,712    231,583,637       (624,976)      (1,238,520)    455,071,301      819,496,531
------------------ ----------------- -------------- -------------- ---------------- -------------- ---------------- ---------------
     84,207,309         137,235,031     154,140,498    325,677,535    (12,500,541)      77,139,171     347,864,661    1,128,104,455
    432,541,976         295,306,945   1,137,111,581    811,434,046    396,881,128      319,741,957   3,253,209,310    2,125,104,855
------------------ ----------------- -------------- -------------- ---------------- -------------- ---------------- ---------------
$   516,749,285    $    432,541,976  $1,291,252,079 $1,137,111,581   $384,380,587    $ 396,881,128  $3,601,073,971   $3,253,209,310
================== ================= ============== ============== ================ ============== ================ ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                              MSF METLIFE MODERATE
                                          TO AGGRESSIVE ALLOCATION           MSF METLIFE STOCK INDEX           MSF MFS TOTAL RETURN
                                               INVESTMENT DIVISION               INVESTMENT DIVISION            INVESTMENT DIVISION
                                    --------------------------------- --------------------------------- ---------------------------
                                             2011             2010             2011             2010             2011         2010
                                    ---------------- ---------------- ---------------- ---------------- -------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    2,144,016    $  12,478,921    $   9,036,820    $  10,445,109    $   1,988,904  $ 2,280,524
  Net realized gains (losses)             (257,933)     (11,069,862)      18,365,146      (21,168,149)      (1,111,920)  (2,022,450)
  Change in unrealized gains
     (losses) on investments           (82,743,124)     187,492,470      (11,976,865)     325,617,850          492,473   11,037,082
                                    ---------------- ---------------- ---------------- ---------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (80,857,041)     188,901,529       15,425,101      314,894,810        1,369,457   11,295,156
                                    ---------------- ---------------- ---------------- ---------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               94,940,334      105,894,701      159,101,184      199,543,669        8,318,101   11,365,512
  Net transfers (including
     fixed account)                    (31,249,710)     (38,343,207)     (54,441,859)     (34,907,183)      (1,380,207)  (1,103,966)
  Contract charges                     (10,609,515)     (10,114,317)      (5,550,786)      (4,104,734)        (330,006)    (236,053)
  Transfers for contract benefits
     and terminations                  (80,191,387)     (74,021,751)    (249,593,455)    (222,486,830)     (14,944,165) (12,711,002)
                                    ---------------- ---------------- ---------------- ---------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions           (27,110,278)     (16,584,574)    (150,484,916)     (61,955,078)      (8,336,277)  (2,685,509)
                                    ---------------- ---------------- ---------------- ---------------- -------------- ------------
     Net increase (decrease)
       in net assets                  (107,967,319)     172,316,955     (135,059,815)     252,939,732       (6,966,820)   8,609,647
NET ASSETS:
  Beginning of year                  1,628,677,260    1,456,360,305    2,646,303,266    2,393,363,534      142,302,103  133,692,456
                                    ---------------- ---------------- ---------------- ---------------- -------------- ------------
  End of year                       $1,520,709,941   $1,628,677,260   $2,511,243,451   $2,646,303,266   $  135,335,283 $142,302,103
                                    ================ ================ ================ ================ ============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                           MSF NEUBERGER BERMAN
                   MSF MFS VALUE     MSF MORGAN STANLEY EAFE INDEX    MSF NEUBERGER BERMAN GENESIS                MID CAP VALUE
             INVESTMENT DIVISION               INVESTMENT DIVISION             INVESTMENT DIVISION          INVESTMENT DIVISION
----------------------------------- ------------------------------- ------------------------------- ---------------------------
           2011             2010             2011             2010           2011             2010           2011         2010
------------------ ---------------- ---------------- -------------- ---------------- -------------- -------------- ------------
    $   489,550    $      84,016    $   4,622,718    $   5,327,302  $  (1,651,073)   $  (2,215,160) $  (3,026,626) $(2,420,888)
       (771,664)      (3,371,173)       1,636,721         (356,109)   (11,750,296)     (20,723,045)     3,851,168   (2,402,496)
       (703,266)      28,930,431      (69,561,112)      25,732,016     25,875,010       71,460,191    (38,257,786) 103,216,633
------------------ ---------------- ---------------- -------------- ---------------- -------------- -------------- ------------
       (985,380)      25,643,274      (63,301,673)      30,703,209     12,473,641       48,521,986    (37,433,244)  98,393,249
------------------ ---------------- ---------------- -------------- ---------------- -------------- -------------- ------------
     19,849,634       20,011,591       46,545,815       51,183,433     10,261,552        9,946,475     33,444,566   36,760,842
     (1,240,023)       9,055,426       20,763,713        5,640,675    (13,442,941)     (13,934,671)   (11,368,846)  11,544,351
       (719,847)        (543,261)      (1,609,533)      (1,247,396)      (451,851)        (427,688)    (1,381,513)    (998,874)
    (26,071,270)     (23,388,867)     (36,072,546)     (31,327,092)   (29,480,656)     (25,277,773)   (40,978,076) (34,092,046)
------------------ ---------------- ---------------- -------------- ---------------- -------------- -------------- ------------
     (8,181,506)       5,134,889       29,627,449       24,249,620    (33,113,896)     (29,693,657)   (20,283,869)  13,214,273
------------------ ---------------- ---------------- -------------- ---------------- -------------- -------------- ------------
     (9,166,886)      30,778,163      (33,674,224)      54,952,829    (20,640,255)      18,828,329    (57,717,113) 111,607,522
    280,199,767      249,421,604      462,135,393      407,182,564    284,284,918      265,456,589    505,689,035  394,081,513
------------------ ---------------- ---------------- -------------- ---------------- -------------- -------------- ------------
$   271,032,881    $ 280,199,767    $ 428,461,169    $ 462,135,393  $ 263,644,663    $ 284,284,918  $ 447,971,922  $505,689,035
================== ================ ================ ============== ================ ============== ============== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                                       MSF T. ROWE
                                     MSF OPPENHEIMER GLOBAL EQUITY         MSF RUSSELL 2000 INDEX           PRICE LARGE CAP GROWTH
                                               INVESTMENT DIVISION            INVESTMENT DIVISION              INVESTMENT DIVISION
                                    ------------------------------ --------------------------------- -----------------------------
                                               2011          2010           2011             2010            2011           2010
                                    --------------- -------------- ---------------- ---------------- ---------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $   1,427,400 $     400,332  $    (807,274)   $    (646,144)   $  (2,302,784)   $(1,981,294)
  Net realized gains (losses)             2,711,222       717,448      3,720,824       (1,204,673)       4,920,269      1,249,987
  Change in unrealized gains
     (losses) on investments            (25,269,443)   27,084,280    (16,165,693)      59,052,489       (6,874,835)    27,301,732
                                    --------------- -------------- ---------------- ---------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (21,130,821)   28,202,060    (13,252,143)      57,201,672       (4,257,350)    26,570,425
                                    --------------- -------------- ---------------- ---------------- ---------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                15,780,525    17,523,370     20,490,122       18,820,358        6,108,434      6,435,128
  Net transfers (including
     fixed account)                       3,636,534     2,998,528     (8,430,152)      (6,521,891)      (4,168,617)    (5,289,831)
  Contract charges                         (584,716)     (375,512)      (630,785)        (520,718)        (352,198)      (336,637)
  Transfers for contract benefits
     and terminations                   (19,404,129)  (15,921,370)   (24,716,116)     (19,167,652)     (18,407,429)   (15,183,043)
                                    --------------- -------------- ---------------- ---------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions               (571,786)    4,225,016    (13,286,931)      (7,389,903)     (16,819,810)   (14,374,383)
                                    --------------- -------------- ---------------- ---------------- ---------------- ------------
     Net increase (decrease)
       in net assets                    (21,702,607)   32,427,076    (26,539,074)      49,811,769      (21,077,160)    12,196,042
NET ASSETS:
  Beginning of year                     223,279,060   190,851,984    280,017,667      230,205,898      195,957,544    183,761,502
                                    --------------- -------------- ---------------- ---------------- ---------------- ------------
  End of year                       $   201,576,453 $ 223,279,060  $ 253,478,593    $ 280,017,667    $ 174,880,384    $195,957,544
                                    =============== ============== ================ ================ ================ ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                      MSF VAN ECK   MSF WESTERN ASSET MANAGEMENT  MSF WESTERN ASSET MANAGEMENT
MSF T. ROWE PRICE SMALL CAP GROWTH       GLOBAL NATURAL RESOURCES   STRATEGIC BOND OPPORTUNITIES               U.S. GOVERNMENT
               INVESTMENT DIVISION            INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
------------------------------------- --------------------------- ------------------------------- -----------------------------
           2011               2010            2011          2010           2011             2010           2011           2010
------------------ ------------------ ------------- ------------- ---------------- -------------- ---------------- ------------
$    (3,438,620)   $    (2,570,350)   $    (64,217) $   (137,446) $   9,809,292    $  12,330,577  $      95,483    $  2,704,673
     10,695,895          2,234,083       2,979,987       692,754      2,685,564        1,062,078      8,382,398         675,608
     (6,549,932)        64,165,490      (9,826,380)    4,578,050       (604,578)      14,079,765      1,018,684       5,628,530
------------------ ------------------ ------------- ------------- ---------------- -------------- ---------------- ------------
        707,343         63,829,223      (6,910,610)    5,133,358     11,890,278       27,472,420      9,496,565       9,008,811
------------------ ------------------ ------------- ------------- ---------------- -------------- ---------------- ------------
     21,942,313         16,008,375      10,973,817     9,680,033      7,748,617        7,181,098     18,992,601      24,020,828
      4,699,938         18,356,933       7,740,528     4,579,076    (15,213,571)      14,579,265     (8,730,097)     12,142,791
       (523,750)          (278,052)       (260,778)      (76,312)      (619,207)        (613,628)      (959,871)       (706,184)
    (25,824,691)       (18,003,923)       (659,912)     (229,383)   (30,317,278)     (24,463,267)   (23,246,845)    (21,266,077)
------------------ ------------------ ------------- ------------- ---------------- -------------- ---------------- ------------
        293,810         16,083,333      17,793,655    13,953,414    (38,401,439)      (3,316,532)   (13,944,212)     14,191,358
------------------ ------------------ ------------- ------------- ---------------- -------------- ---------------- ------------
      1,001,153         79,912,556      10,883,045    19,086,772    (26,511,161)      24,155,888     (4,447,647)     23,200,169
    264,120,256        184,207,700      24,700,698     5,613,926    275,410,258      251,254,370    239,870,128     216,669,959
------------------ ------------------ ------------- ------------- ---------------- -------------- ---------------- ------------
$   265,121,409    $   264,120,256    $ 35,583,743  $ 24,700,698  $ 248,899,097    $ 275,410,258  $ 235,422,481    $239,870,128
================== ================== ============= ============= ================ ============== ================ ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                            MSF ZENITH EQUITY
                                                                                          INVESTMENT DIVISION
                                                                                --------------------------------
                                                                                          2011           2010
                                                                                ----------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                   $    (214,903)   $   207,659
  Net realized gains (losses)                                                       (2,272,347)    (4,427,478)
  Change in unrealized gains (losses) on investments                                  (973,507)    13,668,268
                                                                                ----------------- --------------
     Net increase (decrease) in net assets resulting from operations                (3,460,757)     9,448,449
                                                                                ----------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received from contract owners                                      748,333        809,045
  Net transfers (including fixed account)                                           (1,205,437)    (1,636,802)
  Contract charges                                                                     (82,022)       (93,993)
  Transfers for contract benefits and terminations                                 (10,961,347)   (12,659,622)
                                                                                ----------------- --------------
     Net increase (decrease) in net assets resulting from contract transactions    (11,500,473)   (13,581,372)
                                                                                ----------------- --------------
     Net increase (decrease) in net assets                                         (14,961,230)    (4,132,923)
NET ASSETS:
  Beginning of year                                                                 81,465,443     85,598,366
                                                                                ----------------- --------------
  End of year                                                                   $   66,504,213    $81,465,443
                                                                                ================= ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Calvert Variable Series, Inc. ("Calvert")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2011:

American Funds Bond Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
Calvert VP SRI Balanced Investment Division
Calvert VP SRI Mid Cap Growth Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP FundsManager 60% Investment Division
Fidelity VIP Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Money Market Investment Division*
MIST AllianceBernstein Global Dynamic Allocation Investment Division (a) MIST American Funds Balanced Allocation Investment Division*
MIST American Funds Bond Investment Division
MIST American Funds Growth Allocation Investment Division*
MIST American Funds Growth Investment Division
MIST American Funds Moderate Allocation Investment Division*
MIST AQR Global Risk Balanced Investment Division (a)
MIST BlackRock Global Tactical Strategies Investment Division (a)
MIST BlackRock Large Cap Core Investment Division*
Variable B Investment Division (b)
Variable C Investment Division (b)
MIST Clarion Global Real Estate Investment Division*
MIST Dreman Small Cap Value Investment Division
MIST Harris Oakmark International Investment Division*
MIST Invesco Small Cap Growth Investment Division*
MIST Janus Forty Investment Division*
MIST Lazard Mid Cap Investment Division*
MIST Legg Mason ClearBridge Aggressive Growth Investment Division*
MIST Loomis Sayles Global Markets Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MIST Lord Abbett Bond Debenture Investment Division*
MIST Met/Eaton Vance Floating Rate Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Low Duration Total Return Investment Division (a)
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division
MIST Met/Templeton Growth Investment Division
MIST Met/Templeton International Bond Investment Division
MIST MetLife Aggressive Strategy Investment Division* (a)
MIST MetLife Balanced Plus Investment Division (a)
MIST MFS Emerging Markets Equity Investment Division
MIST MFS Research International Investment Division*
MIST Morgan Stanley Mid Cap Growth Investment Division*
MIST Oppenheimer Capital Appreciation Investment Division*
MIST PIMCO Inflation Protected Bond Investment Division*
MIST PIMCO Total Return Investment Division*
MIST Pioneer Strategic Income Investment Division
MIST Pyramis Government Income Investment Division (a)
MIST RCM Technology Investment Division*
MIST SSgA Growth and Income ETF Investment Division*
MIST SSgA Growth ETF Investment Division*
MIST T. Rowe Price Mid Cap Growth Investment Division*
MIST Third Avenue Small Cap Value Investment Division
MSF Artio International Stock Investment Division*
MSF Barclays Capital Aggregate Bond Index Investment Division*
MSF BlackRock Aggressive Growth Investment Division*
MSF BlackRock Bond Income Investment Division*
MSF BlackRock Diversified Investment Division*
MSF BlackRock Large Cap Value Investment Division*
MSF BlackRock Legacy Large Cap Growth Investment Division*
MSF BlackRock Money Market Investment Division*
MSF Davis Venture Value Investment Division*
MSF FI Value Leaders Investment Division*
MSF Jennison Growth Investment Division*
MSF Loomis Sayles Small Cap Core Investment Division*
MSF Loomis Sayles Small Cap Growth Investment Division*
MSF Met/Artisan Mid Cap Value Investment Division*
MSF Met/Dimensional International Small Company Investment Division
MSF MetLife Conservative Allocation Investment Division*
MSF MetLife Conservative to Moderate Allocation Investment Division*
MSF MetLife Mid Cap Stock Index Investment Division*
MSF MetLife Moderate Allocation Investment Division*
MSF MetLife Moderate to Aggressive Allocation Investment Division*
MSF MetLife Stock Index Investment Division*
MSF MFS Total Return Investment Division*
MSF MFS Value Investment Division*
MSF Morgan Stanley EAFE Index Investment Division*
MSF Neuberger Berman Genesis Investment Division*
MSF Neuberger Berman Mid Cap Value Investment Division*
MSF Oppenheimer Global Equity Investment Division*
MSF Russell 2000 Index Investment Division*
MSF T. Rowe Price Large Cap Growth Investment Division*
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Van Eck Global Natural Resources Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division* MSF Western Asset Management U.S. Government Investment Division*
MSF Zenith Equity Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)

(a) This Investment Division began operations during the year ended December 31, 2011.

(b) Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large Cap Core Portfolio.

* This Investment Division invests in two or more share classes within the underlying portfolio or fund of the Trusts.

B. The following Investment Division had no net assets as of December 31, 2011:


Variable D Investment Division

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2011:

MIST Legg Mason Value Equity Investment Division
MSF MetLife Aggressive Allocation Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2011:

MERGERS:

FORMER PORTFOLIO                                   NEW PORTFOLIO
(MIST) Legg Mason Value Equity Portfolio           (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio
(MSF) MetLife Aggressive Allocation Portfolio      (MIST) MetLife Aggressive Strategy Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Investment Divisions within the Separate Account or into and out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

ENHANCED STEPPED-UP PROVISION -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE -- For a charge that includes the Mortality and Expense Risk charge and a guaranteed withdrawal benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

Mortality and Expense Risk             0.00% - 2.05%
Administrative                         0.20% - 0.50%
Earnings Preservation Benefit          0.25%
Enhanced Stepped-Up Provision          0.10% - 0.35%
Guaranteed Withdrawal Benefit for Life 1.90% - 2.05%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Investment Divisions.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units, which are recorded as contract changes in the accompanying statements of changes in net assets of the applicable Investment Divisions:

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

LIFETIME WITHDRAWAL GUARANTEE -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee the periodic return on the investment.

GUARANTEED MINIMUM INCOME BENEFIT -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

ENHANCED DEATH BENEFIT -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

ENHANCED GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2011:

Guaranteed Minimum Accumulation Benefit 0.75%
Lifetime Withdrawal Guarantee           0.50% - 1.80%
Guaranteed Withdrawal Benefit           0.50% - 0.95%
Guaranteed Minimum Income Benefit       0.50% - 1.50%
Enhanced Death Benefit                  0.60% - 1.50%
Enhanced Guaranteed Withdrawal Benefit  0.55% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts, which may be waived, if the Contract reaches a certain asset size or under certain circumstances. In addition, most Contracts impose a surrender charge which ranges from 0% to 10%, if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of MIST and MSF Trusts hold shares that are managed by MetLife Advisors, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                                 FOR THE YEAR ENDED
                                                               AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                              ------------------------ ----------------------------
                                                                                             COST OF       PROCEEDS
                                                                  SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                              ---------- ------------- ------------- --------------
American Funds Bond Investment Division                       12,176,090   134,523,375    11,846,281     28,474,565
American Funds Global Small Capitalization
  Investment Division                                         28,692,803   588,272,439    39,625,842     65,910,012
American Funds Growth Investment Division                     18,248,226   942,818,652    22,868,966    137,026,221
American Funds Growth-Income Investment Division              20,857,802   719,119,322    34,744,014     59,221,844
Calvert VP SRI Balanced Investment Division                   28,532,520    52,604,396     2,298,064      4,873,287
Calvert VP SRI Mid Cap Growth Investment Division                356,876     9,076,293     1,896,819      2,431,975
Fidelity VIP Equity-Income Investment Division                 4,183,258    93,289,644     3,309,892     15,536,067
Fidelity VIP FundsManager 60% Investment Division             20,819,580   198,694,378   108,418,057      2,040,095
Fidelity VIP Growth Investment Division                        2,026,408    79,558,110     1,696,789     15,803,011
Fidelity VIP Investment Grade Bond Investment Division         1,649,867    21,068,137     3,690,769      4,717,172
Fidelity VIP Money Market Investment Division                 12,168,040    12,168,040    54,244,322     54,328,205
MIST AllianceBernstein Global Dynamic Allocation
  Investment Division (a)                                     49,310,558   477,393,394   477,393,394             --
MIST American Funds Balanced Allocation
  Investment Division                                         65,497,207   572,477,436   127,952,037     24,839,596
MIST American Funds Bond Investment Division                   7,703,359    75,765,326    23,128,314      7,940,547
MIST American Funds Growth Allocation
  Investment Division                                         34,763,420   266,314,992    32,327,025     42,345,967
MIST American Funds Growth Investment Division                30,947,740   250,715,238    86,265,272      3,151,921
MIST American Funds Moderate Allocation
  Investment Division                                         87,383,196   785,870,643   141,143,956     29,432,313
MIST AQR Global Risk Balanced Investment Division (a)         56,901,031   593,840,309   593,840,309             --
MIST BlackRock Global Tactical Strategies
  Investment Division (a)                                     74,554,947   716,566,136   716,566,136             --
MIST BlackRock Large Cap Core Investment Division             70,422,130   738,776,794    36,808,285     83,680,335
Variable B Investment Division                                 1,444,411    15,589,414       167,485      1,839,475
Variable C Investment Division                                   124,903     1,350,564        12,999         18,513
MIST Clarion Global Real Estate Investment Division           23,037,305   299,066,040    23,438,627     16,983,425
MIST Dreman Small Cap Value Investment Division                1,080,677    14,011,019     6,724,661        834,343
MIST Harris Oakmark International Investment Division         34,480,128   479,421,633    76,185,523     30,455,813
MIST Invesco Small Cap Growth Investment Division              2,572,249    32,522,679     9,308,992      8,036,564
MIST Janus Forty Investment Division                           5,356,119   338,534,777    30,856,507     52,494,256
MIST Lazard Mid Cap Investment Division                        5,400,206    63,013,715     7,843,269      8,729,791
MIST Legg Mason ClearBridge Aggressive Growth
  Investment Division                                         10,608,549    81,902,408    63,502,847      9,823,810
MIST Loomis Sayles Global Markets Investment Division          2,090,951    23,475,679    13,860,771      2,427,551
MIST Lord Abbett Bond Debenture Investment Division           23,567,526   282,447,675    47,443,438     37,994,547
MIST Met/Eaton Vance Floating Rate Investment Division           582,792     6,015,985     5,829,683      1,079,840
MIST Met/Franklin Income Investment Division                   8,180,581    80,930,440    41,895,041     10,979,534
MIST Met/Franklin Low Duration Total Return
  Investment Division (a)                                        672,990     6,679,866     7,267,714        583,809
MIST Met/Franklin Mutual Shares Investment Division            6,272,900    50,079,078    19,647,286      3,434,282
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                          6,224,084    52,169,917    10,690,933      9,329,570
MIST Met/Templeton Growth Investment Division                  2,571,054    21,789,207     8,749,935      2,317,193
MIST Met/Templeton International Bond Investment Division        614,786     7,335,747     4,112,787        988,661
MIST MetLife Aggressive Strategy Investment Division (a)      11,387,108   117,509,213   129,816,874     11,084,281
MIST MetLife Balanced Plus Investment Division (a)            63,579,916   603,951,894   603,951,894             --
MIST MFS Emerging Markets Equity Investment Division           4,502,605    44,410,368    18,482,737        951,787
MIST MFS Research International Investment Division           24,435,808   275,884,691    22,867,940     31,740,010
MIST Morgan Stanley Mid Cap Growth Investment Division        30,976,063   315,255,995    33,203,693     53,258,592
MIST Oppenheimer Capital Appreciation Investment Division      8,195,773    52,625,146     7,000,163      6,092,454
MIST PIMCO Inflation Protected Bond Investment Division       51,282,522   567,678,277   150,694,944     35,740,419
MIST PIMCO Total Return Investment Division                   93,667,792 1,101,452,241   205,527,726    101,372,586

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                          ------------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                               SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          ----------- ------------- ------------- --------------
MIST Pioneer Strategic Income Investment Division           5,093,186    54,817,773    26,413,327      4,080,789
MIST Pyramis Government Income Investment Division (a)     18,677,974   198,131,249   198,355,032        222,767
MIST RCM Technology Investment Division                    31,023,548   130,497,828    33,603,940     36,169,595
MIST SSgA Growth and Income ETF Investment Division        72,736,194   769,931,158   264,251,222     10,897,866
MIST SSgA Growth ETF Investment Division                    8,974,683    88,522,448    34,123,956     18,701,908
MIST T. Rowe Price Mid Cap Growth Investment Division      29,713,922   245,679,529    48,058,908     28,946,681
MIST Third Avenue Small Cap Value Investment Division         737,507    10,496,226     1,614,814        627,698
MSF Artio International Stock Investment Division          19,069,935   210,548,356    15,085,109     22,088,719
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                      97,650,187 1,046,865,226   158,674,335    139,741,267
MSF BlackRock Aggressive Growth Investment Division        17,105,551   380,610,437    14,746,917     65,552,224
MSF BlackRock Bond Income Investment Division               4,579,627   486,605,816    59,533,434     67,916,199
MSF BlackRock Diversified Investment Division              39,813,991   649,781,239    19,742,712     98,570,035
MSF BlackRock Large Cap Value Investment Division          20,046,234   225,694,132    27,529,711     19,216,296
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                       6,284,012   145,999,572    42,598,930     19,188,890
MSF BlackRock Money Market Investment Division                876,771    87,677,066    68,982,430     57,705,201
MSF Davis Venture Value Investment Division                18,638,618   539,725,592    42,709,319     52,617,205
MSF FI Value Leaders Investment Division                      463,870    78,988,384     6,408,447     12,364,914
MSF Jennison Growth Investment Division                     6,880,552    76,249,066    30,090,450     14,931,144
MSF Loomis Sayles Small Cap Core Investment Division          691,847   143,385,432    16,686,392     23,758,907
MSF Loomis Sayles Small Cap Growth Investment Division      4,706,024    43,722,202    12,727,597     11,087,400
MSF Met/Artisan Mid Cap Value Investment Division           1,200,825   252,785,947    13,339,666     31,234,908
MSF Met/Dimensional International Small Company
  Investment Division                                         307,785     4,474,542     2,452,115        842,205
MSF MetLife Conservative Allocation Investment Division    44,800,240   482,177,017   111,805,119     31,237,518
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                     115,560,765 1,228,725,041   221,022,592     52,403,659
MSF MetLife Mid Cap Stock Index Investment Division        29,837,614   368,030,271    62,370,894     48,389,342
MSF MetLife Moderate Allocation Investment Division       333,695,884 3,520,016,636   560,800,081     97,728,933
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     146,760,295 1,580,308,648    83,985,444    108,952,421
MSF MetLife Stock Index Investment Division                85,869,971 2,520,044,366   169,147,802    294,336,615
MSF MFS Total Return Investment Division                    1,050,367   141,718,954    14,561,648     20,910,259
MSF MFS Value Investment Division                          22,249,446   277,799,040    24,191,475     31,885,197
MSF Morgan Stanley EAFE Index Investment Division          42,419,997   487,881,583    65,624,578     31,376,153
MSF Neuberger Berman Genesis Investment Division           22,043,156   333,199,085     8,273,799     43,040,336
MSF Neuberger Berman Mid Cap Value Investment Division     24,232,126   445,209,631    38,330,055     61,642,373
MSF Oppenheimer Global Equity Investment Division          14,528,644   200,024,087    24,864,216     24,010,049
MSF Russell 2000 Index Investment Division                 20,219,560   243,544,280    30,656,549     44,752,472
MSF T. Rowe Price Large Cap Growth Investment Division     11,796,673   152,215,686    11,458,385     30,582,742
MSF T. Rowe Price Small Cap Growth Investment Division     16,136,879   207,699,604    37,774,007     40,920,696
MSF Van Eck Global Natural Resources Investment Division    2,641,704    40,367,896    21,940,486      1,220,979
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      19,214,700   233,828,163    24,364,359     52,958,568
MSF Western Asset Management U.S. Government
  Investment Division                                      19,359,572   233,005,630    34,215,083     39,564,742
MSF Zenith Equity Investment Division                         218,054    79,979,845     1,569,903     13,285,341

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                     AMERICAN FUNDS
                                                                       GLOBAL SMALL
                                    AMERICAN FUNDS BOND              CAPITALIZATION       AMERICAN FUNDS GROWTH
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2011          2010          2011          2010          2011          2010
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year         8,896,331     9,420,222    21,870,431    22,146,914     7,571,854     8,261,553
Units issued and transferred
  from other funding options    1,356,161     1,524,740     4,626,048     4,426,671       914,304       731,438
Units redeemed and transferred
  to other funding options     (2,476,420)   (2,048,631)   (5,627,037)   (4,703,154)   (1,710,582)   (1,421,137)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year               7,776,072     8,896,331    20,869,442    21,870,431     6,775,576     7,571,854
                               ============= ============= ============= ============= ============= =============

                                                                         FIDELITY VIP
                               FIDELITY VIP EQUITY-INCOME            FUNDSMANAGER 60%       FIDELITY VIP GROWTH
                                      INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                               ----------------------------- --------------------------- -------------------------
                                    2011             2010          2011          2010         2011         2010
                               ------------ ---------------- ------------- ------------- ------------ ------------
Units beginning of year        5,189,262        6,023,263    10,055,976        28,017    2,111,729    2,292,307
Units issued and transferred
  from other funding options     228,952          279,253    11,360,209    10,287,466      111,010      117,686
Units redeemed and transferred
  to other funding options      (938,711)      (1,113,254)     (596,105)     (259,507)    (439,210)    (298,264)
                               ------------ ---------------- ------------- ------------- ------------ ------------
Units end of year              4,479,503        5,189,262    20,820,080    10,055,976    1,783,529    2,111,729
                               ============ ================ ============= ============= ============ ============

                                    MIST AMERICAN FUNDS              MIST AMERICAN         MIST AMERICAN FUNDS
                                    BALANCED ALLOCATION                 FUNDS BOND           GROWTH ALLOCATION
                                    INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- -------------------------- ---------------------------
                                     2011          2010          2011         2010          2011          2010
                               ------------- ------------- ------------- ------------ ------------- -------------
Units beginning of year        54,397,965    30,034,186     5,961,314    1,987,475    35,239,687    32,850,723
Units issued and transferred
  from other funding options   17,985,030    28,437,604     3,681,706    4,794,290     6,621,024     8,273,527
Units redeemed and transferred
  to other funding options     (7,861,598)   (4,073,825)   (2,283,154)    (820,451)   (7,656,407)   (5,884,563)
                               ------------- ------------- ------------- ------------ ------------- -------------
Units end of year              64,521,397    54,397,965     7,359,866    5,961,314    34,204,304    35,239,687
                               ============= ============= ============= ============ ============= =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

          AMERICAN FUNDS                                    CALVERT VP SRI
           GROWTH-INCOME    CALVERT VP SRI BALANCED         MID CAP GROWTH
     INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------------- -------------------------- ----------------------
      2011          2010         2011          2010       2011        2010
------------- ------------- ------------ ------------- ---------- -----------
 7,599,619     7,531,106    1,850,748     1,901,894    371,121     370,911
 1,332,035     1,512,821      142,931       179,536     50,570      40,809
(1,652,500)   (1,444,308)    (231,262)     (230,682)   (83,584)    (40,599)
------------- ------------- ------------ ------------- ---------- -----------
 7,279,154     7,599,619    1,762,417     1,850,748    338,107     371,121
============= ============= ============ ============= ========== ===========

                                                                     MIST
                                                        ALLIANCEBERNSTEIN
         FIDELITY VIP                 FIDELITY VIP         GLOBAL DYNAMIC
INVESTMENT GRADE BOND                 MONEY MARKET             ALLOCATION
  INVESTMENT DIVISION          INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------ ---------------------------- ----------------------
    2011         2010           2011          2010                2011 (a)
----------- ------------ -------------- ------------- ----------------------
 761,081      794,594        766,151       942,138                     --
 127,620      155,962     10,767,743     8,789,421             49,933,655
(197,343)    (189,475)   (10,747,151)   (8,965,408)              (707,619)
----------- ------------ -------------- ------------- ----------------------
 691,358      761,081        786,743       766,151             49,226,036
=========== ============ ============== ============= ======================

                                        MIST AMERICAN               MIST AQR
           MIST AMERICAN               FUNDS MODERATE            GLOBAL RISK
            FUNDS GROWTH                   ALLOCATION               BALANCED
     INVESTMENT DIVISION          INVESTMENT DIVISION    INVESTMENT DIVISION
--------------------------- ---------------------------- ----------------------
      2011          2010           2011          2010                2011 (a)
------------- ------------- -------------- ------------- ----------------------
21,779,384     8,205,983     75,010,392    46,032,309                     --
13,871,732    14,813,655     21,099,474    34,956,719             57,034,923
(4,709,353)   (1,240,254)   (10,907,846)   (5,978,636)              (602,436)
------------- ------------- -------------- ------------- ----------------------
30,941,763    21,779,384     85,202,020    75,010,392             56,432,487
============= ============= ============== ============= ======================

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                    MIST BLACKROCK
                                   GLOBAL TACTICAL              MIST BLACKROCK
                                        STRATEGIES              LARGE CAP CORE               VARIABLE B
                               INVESTMENT DIVISION         INVESTMENT DIVISION      INVESTMENT DIVISION
                               ---------------------- --------------------------- ------------------------
                                           2011 (a)         2011          2010          2011       2010
                               ---------------------- ------------- ------------- ------------- ----------
Units beginning of year                         --    20,665,064    21,088,063       103,828    122,189
Units issued and transferred
  from other funding options            75,032,567     3,888,249     2,874,595           850      1,656
Units redeemed and transferred
  to other funding options                (937,242)   (4,159,450)   (3,297,594)      (18,151)   (20,017)
                               ---------------------- ------------- ------------- ------------- ----------
Units end of year                       74,095,325    20,393,863    20,665,064        86,527    103,828
                               ====================== ============= ============= ============= ==========

                                            MIST HARRIS
                                                OAKMARK               MIST INVESCO                      MIST
                                          INTERNATIONAL           SMALL CAP GROWTH               JANUS FORTY
                                    INVESTMENT DIVISION        INVESTMENT DIVISION       INVESTMENT DIVISION
                               --------------------------- -------------------------- -------------------------
                                     2011          2010         2011          2010         2011         2010
                               ------------- ------------- ------------ ------------- ------------ ------------
Units beginning of year        22,318,089    18,765,510    2,311,559     2,575,281    2,367,336    2,084,776
Units issued and transferred
  from other funding options    7,985,226     7,975,938      916,018       771,970      604,963      880,341
Units redeemed and transferred
  to other funding options     (5,698,082)   (4,423,359)    (903,067)   (1,035,692)    (750,919)    (597,781)
                               ------------- ------------- ------------ ------------- ------------ ------------
Units end of year              24,605,233    22,318,089    2,324,510     2,311,559    2,221,380    2,367,336
                               ============= ============= ============ ============= ============ ============

                                                                                                     MIST
                                       MIST LORD ABBETT         MIST MET/EATON               MET/FRANKLIN
                                         BOND DEBENTURE    VANCE FLOATING RATE                     INCOME
                                    INVESTMENT DIVISION    INVESTMENT DIVISION        INVESTMENT DIVISION
                               --------------------------- ---------------------- --------------------------
                                     2011          2010        2011    2010 (b)         2011         2010
                               ------------- ------------- ----------- ---------- ------------- ------------
Units beginning of year        14,565,687    14,237,429     127,652         --     5,033,319    2,693,910
Units issued and transferred
  from other funding options    3,423,502     3,519,086     646,952    134,290     4,744,184    3,044,576
Units redeemed and transferred
  to other funding options     (3,916,254)   (3,190,828)   (192,859)    (6,638)   (2,391,453)    (705,167)
                               ------------- ------------- ----------- ---------- ------------- ------------
Units end of year              14,072,935    14,565,687     581,745    127,652     7,386,050    5,033,319
                               ============= ============= =========== ========== ============= ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

                            MIST CLARION GLOBAL             MIST DREMAN
         VARIABLE C                 REAL ESTATE         SMALL CAP VALUE
INVESTMENT DIVISION         INVESTMENT DIVISION     INVESTMENT DIVISION
---------------------- --------------------------- -----------------------
      2011     2010          2011          2010         2011       2010
------------- -------- ------------- ------------- ------------ ----------
     6,244    6,758    15,981,514    16,166,181      657,621    238,413
        --       27     3,423,382     2,583,837      635,165    480,691
       (89)    (541)   (3,388,158)   (2,768,504)    (215,640)   (61,483)
------------- -------- ------------- ------------- ------------ ----------
     6,155    6,244    16,016,738    15,981,514    1,077,146    657,621
============= ======== ============= ============= ============ ==========

                                    MIST LEGG MASON                      MIST
                   MIST                 CLEARBRIDGE             LOOMIS SAYLES
         LAZARD MID CAP           AGGRESSIVE GROWTH            GLOBAL MARKETS
    INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
-------------------------- --------------------------- -------------------------
      2011         2010          2011          2010         2011         2010
------------- ------------ ------------- ------------- ------------ ------------
 4,081,305    4,007,439     3,935,646     3,431,934    1,021,819      277,759
   962,912    1,020,944     9,744,680     1,763,048    1,469,364    1,009,229
(1,016,846)    (947,078)   (3,112,740)   (1,259,336)    (635,323)    (265,169)
------------- ------------ ------------- ------------- ------------ ------------
 4,027,371    4,081,305    10,567,586     3,935,646    1,855,860    1,021,819
============= ============ ============= ============= ============ ============

               MIST                                                   MIST
       MET/FRANKLIN                       MIST                MET/FRANKLIN
       LOW DURATION               MET/FRANKLIN                   TEMPLETON
       TOTAL RETURN              MUTUAL SHARES           FOUNDING STRATEGY
INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------- -------------------------- ---------------------------
            2011 (a)         2011         2010          2011          2010
---------------------- ------------- ------------ ------------- -------------
                 --     4,333,640    2,188,969     6,203,619     5,631,074
            872,602     2,722,869    2,554,173     1,570,872     1,738,280
           (193,676)   (1,265,159)    (409,502)   (1,478,751)   (1,165,735)
---------------------- ------------- ------------ ------------- -------------
            678,926     5,791,350    4,333,640     6,295,740     6,203,619
====================== ============= ============ ============= =============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                 MIST                   MIST                   MIST
                                        MET/TEMPLETON          MET/TEMPLETON     METLIFE AGGRESSIVE
                                               GROWTH     INTERNATIONAL BOND               STRATEGY
                                  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                               ------------------------- ---------------------- ----------------------
                                    2011         2010        2011       2010                2011 (a)
                               ------------ ------------ ----------- ---------- ----------------------
Units beginning of year        1,927,337    1,114,271     363,350     64,135                     --
Units issued and transferred
  from other funding options   1,392,110    1,333,450     410,962    341,593             11,291,503
Units redeemed and transferred
  to other funding options      (700,034)    (520,384)   (188,050)   (42,378)            (1,598,473)
                               ------------ ------------ ----------- ---------- ----------------------
Units end of year              2,619,413    1,927,337     586,262    363,350              9,693,030
                               ============ ============ =========== ========== ======================

                                                                               MIST
                                                   MIST                 OPPENHEIMER                   MIST PIMCO
                                         MORGAN STANLEY                     CAPITAL          INFLATION PROTECTED
                                         MID CAP GROWTH                APPRECIATION                         BOND
                                    INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION
                               --------------------------- --------------------------- ----------------------------
                                     2011       2010 (b)         2011          2010           2011          2010
                               ------------- ------------- ------------- ------------- -------------- -------------
Units beginning of year        24,873,224            --     5,676,113     4,735,360     33,648,714    24,705,878
Units issued and transferred
  from other funding options    4,016,812    28,145,306     1,594,453     2,193,952     17,584,975    13,780,063
Units redeemed and transferred
  to other funding options     (5,705,451)   (3,272,082)   (1,420,411)   (1,253,199)   (11,465,216)   (4,837,227)
                               ------------- ------------- ------------- ------------- -------------- -------------
Units end of year              23,184,585    24,873,224     5,850,155     5,676,113     39,768,473    33,648,714
                               ============= ============= ============= ============= ============== =============

                                                                          MIST SSGA
                                               MIST RCM                  GROWTH AND
                                             TECHNOLOGY                  INCOME ETF        MIST SSGA GROWTH ETF
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2011          2010          2011          2010          2011          2010
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year        21,798,046    20,279,891    49,243,201    17,209,210     7,423,121     5,430,802
Units issued and transferred
  from other funding options    9,310,510     9,231,317    27,020,206    34,855,258     4,159,250     3,978,089
Units redeemed and transferred
  to other funding options     (9,525,773)   (7,713,162)   (7,218,613)   (2,821,267)   (2,844,106)   (1,985,770)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year              21,582,783    21,798,046    69,044,794    49,243,201     8,738,265     7,423,121
                               ============= ============= ============= ============= ============= =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

               MIST                      MIST                        MIST
            METLIFE              MFS EMERGING                MFS RESEARCH
      BALANCED PLUS            MARKETS EQUITY               INTERNATIONAL
INVESTMENT DIVISION       INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------- ------------------------- ---------------------------
            2011 (a)        2011         2010          2011          2010
---------------------- ------------ ------------ ------------- -------------
                 --    2,608,505      922,163    20,874,325    23,007,961
         64,979,961    2,154,412    1,969,373     3,802,664     4,106,577
           (947,594)    (654,880)    (283,031)   (5,003,583)   (6,240,213)
---------------------- ------------ ------------ ------------- -------------
         64,032,367    4,108,037    2,608,505    19,673,406    20,874,325
====================== ============ ============ ============= =============

                                                MIST           MIST PYRAMIS
                MIST PIMCO         PIONEER STRATEGIC             GOVERNMENT
              TOTAL RETURN                    INCOME                 INCOME
       INVESTMENT DIVISION       INVESTMENT DIVISION    INVESTMENT DIVISION
----------------------------- ------------------------- ----------------------
       2011           2010         2011         2010                2011 (a)
-------------- -------------- ------------ ------------ ----------------------
 67,513,724     53,386,890    1,345,150      323,516                     --
 22,014,158     25,560,090    1,370,699    1,195,142             19,525,713
(19,989,136)   (11,433,256)    (580,563)    (173,508)              (908,537)
-------------- -------------- ------------ ------------ ----------------------
 69,538,746     67,513,724    2,135,286    1,345,150             18,617,176
============== ============== ============ ============ ======================

            MIST T. ROWE      MIST THIRD AVENUE                   MSF ARTIO
    PRICE MID CAP GROWTH        SMALL CAP VALUE         INTERNATIONAL STOCK
     INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- ---------------------- ---------------------------
      2011          2010       2011        2010          2011          2010
------------- ------------- ---------- ----------- ------------- -------------
26,424,580    24,198,838    553,242     506,685    15,081,511    15,981,027
 9,489,958     8,134,828    139,572     134,296     2,223,813     2,116,365
(7,840,368)   (5,909,086)   (81,441)    (87,739)   (2,980,314)   (3,015,881)
------------- ------------- ---------- ----------- ------------- -------------
28,074,170    26,424,580    611,373     553,242    14,325,010    15,081,511
============= ============= ========== =========== ============= =============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                             MSF BARCLAYS
                                        CAPITAL AGGREGATE               MSF BLACKROCK               MSF BLACKROCK
                                               BOND INDEX           AGGRESSIVE GROWTH                 BOND INCOME
                                      INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               ----------------------------- --------------------------- ---------------------------
                                      2011           2010          2011          2010          2011          2010
                               -------------- -------------- ------------- ------------- ------------- -------------
Units beginning of year         67,541,233     60,512,287    13,591,177    14,747,259    14,977,082    15,377,793
Units issued and transferred
  from other funding options    17,480,170     19,250,119     1,304,655     1,444,253     2,235,579     2,575,622
Units redeemed and transferred
  to other funding options     (17,661,161)   (12,221,173)   (2,539,336)   (2,600,335)   (3,348,912)   (2,976,333)
                               -------------- -------------- ------------- ------------- ------------- -------------
Units end of year               67,360,242     67,541,233    12,356,496    13,591,177    13,863,749    14,977,082
                               ============== ============== ============= ============= ============= =============

                                          MSF BLACKROCK                   MSF DAVIS                MSF FI VALUE
                                           MONEY MARKET               VENTURE VALUE                     LEADERS
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2011          2010          2011          2010          2011          2010
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year         7,489,620     9,055,515    24,503,478    24,861,457     5,386,863     6,197,829
Units issued and transferred
  from other funding options    5,471,086     3,178,679     3,657,253     4,054,110       519,911       455,118
Units redeemed and transferred
  to other funding options     (5,379,191)   (4,744,574)   (5,138,197)   (4,412,089)   (1,139,253)   (1,266,084)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year               7,581,515     7,489,620    23,022,534    24,503,478     4,767,521     5,386,863
                               ============= ============= ============= ============= ============= =============

                                                                           MSF
                                                    MSF        MET/DIMENSIONAL                 MSF METLIFE
                                            MET/ARTISAN          INTERNATIONAL                CONSERVATIVE
                                          MID CAP VALUE          SMALL COMPANY                  ALLOCATION
                                    INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- ---------------------- ---------------------------
                                     2011          2010       2011        2010          2011          2010
                               ------------- ------------- ---------- ----------- ------------- -------------
Units beginning of year        10,171,808    11,496,387    194,434      76,087    34,931,385    25,915,327
Units issued and transferred
  from other funding options    1,286,453     1,025,545    173,804     140,907    15,179,052    15,748,970
Units redeemed and transferred
  to other funding options     (2,320,023)   (2,350,124)   (84,109)    (22,560)   (9,189,532)   (6,732,912)
                               ------------- ------------- ---------- ----------- ------------- -------------
Units end of year               9,138,238    10,171,808    284,129     194,434    40,920,905    34,931,385
                               ============= ============= ========== =========== ============= =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

                                                 MSF               MSF BLACKROCK
           MSF BLACKROCK                   BLACKROCK            LEGACY LARGE CAP
             DIVERSIFIED             LARGE CAP VALUE                      GROWTH
     INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- --------------------------- ---------------------------
      2011          2010          2011          2010          2011          2010
------------- ------------- ------------- ------------- ------------- -------------
20,865,957    23,518,536    17,848,335    16,843,730    10,566,230    11,310,287
   845,517       922,191     5,752,391     4,039,447     2,872,411     1,950,868
(3,349,846)   (3,574,770)   (5,073,665)   (3,034,842)   (2,941,248)   (2,694,925)
------------- ------------- ------------- ------------- ------------- -------------
18,361,628    20,865,957    18,527,061    17,848,335    10,497,393    10,566,230
============= ============= ============= ============= ============= =============

                                          MSF LOOMIS                  MSF LOOMIS
                     MSF                SAYLES SMALL                SAYLES SMALL
         JENNISON GROWTH                    CAP CORE                  CAP GROWTH
     INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- --------------------------- ---------------------------
      2011          2010          2011          2010          2011          2010
------------- ------------- ------------- ------------- ------------- -------------
12,651,183    10,221,743     8,483,306     9,510,756     4,256,184     4,562,561
 8,635,917     5,124,755     1,299,042       987,645     1,809,520       773,789
(5,440,365)   (2,695,315)   (2,029,196)   (2,015,095)   (1,641,056)   (1,080,166)
------------- ------------- ------------- ------------- ------------- -------------
15,846,735    12,651,183     7,753,152     8,483,306     4,424,648     4,256,184
============= ============= ============= ============= ============= =============

              MSF METLIFE                 MSF METLIFE                   MSF METLIFE
          CONSERVATIVE TO               MID CAP STOCK                      MODERATE
      MODERATE ALLOCATION                       INDEX                    ALLOCATION
      INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION
---------------------------- --------------------------- -----------------------------
       2011          2010          2011          2010           2011           2010
-------------- ------------- ------------- ------------- -------------- --------------
 92,893,969    73,016,806    23,301,277    23,602,002    270,336,724    197,414,896
 29,413,098    29,623,110     6,331,509     5,365,851     75,515,483     93,755,029
(16,619,339)   (9,745,947)   (6,554,086)   (5,666,576)   (38,727,364)   (20,833,201)
-------------- ------------- ------------- ------------- -------------- --------------
105,687,728    92,893,969    23,078,700    23,301,277    307,124,843    270,336,724
============== ============= ============= ============= ============== ==============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                              MSF METLIFE
                                              MODERATE TO                   MSF METLIFE                     MSF MFS
                                    AGGRESSIVE ALLOCATION                   STOCK INDEX                TOTAL RETURN
                                      INVESTMENT DIVISION           INVESTMENT DIVISION         INVESTMENT DIVISION
                               ----------------------------- ----------------------------- ---------------------------
                                      2011           2010           2011           2010          2011          2010
                               -------------- -------------- -------------- -------------- ------------- -------------
Units beginning of year        138,767,656    140,559,044     69,017,391     71,097,931     7,658,769     8,470,625
Units issued and transferred
  from other funding options    15,206,687     15,464,031      9,598,802     10,066,939       634,545       993,877
Units redeemed and transferred
  to other funding options     (17,665,665)   (17,255,419)   (13,647,129)   (12,147,479)   (1,348,839)   (1,805,733)
                               -------------- -------------- -------------- -------------- ------------- -------------
Units end of year              136,308,678    138,767,656     64,969,064     69,017,391     6,944,475     7,658,769
                               ============== ============== ============== ============== ============= =============

                                                    MSF
                                       NEUBERGER BERMAN             MSF OPPENHEIMER                 MSF RUSSELL
                                          MID CAP VALUE               GLOBAL EQUITY                  2000 INDEX
                                    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                               --------------------------- --------------------------- ---------------------------
                                     2011          2010          2011          2010          2011          2010
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year        20,637,451    20,178,988    11,471,149    11,212,707    15,715,274    16,192,484
Units issued and transferred
  from other funding options    4,703,538     5,055,127     2,552,540     2,303,857     3,866,036     3,172,862
Units redeemed and transferred
  to other funding options     (5,580,975)   (4,596,664)   (2,564,722)   (2,045,415)   (4,609,857)   (3,650,072)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year              19,760,014    20,637,451    11,458,967    11,471,149    14,971,453    15,715,274
                               ============= ============= ============= ============= ============= =============

                                            MSF WESTERN
                                       ASSET MANAGEMENT                 MSF WESTERN
                                         STRATEGIC BOND            ASSET MANAGEMENT                MSF ZENITH
                                          OPPORTUNITIES             U.S. GOVERNMENT                    EQUITY
                                    INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                               --------------------------- --------------------------- -------------------------
                                     2011          2010          2011          2010         2011         2010
                               ------------- ------------- ------------- ------------- ------------ ------------
Units beginning of year        13,288,962    13,614,452    15,023,442    14,375,216    3,651,183    4,320,085
Units issued and transferred
  from other funding options    1,681,261     2,816,037     3,579,419     4,114,150      133,676      162,748
Units redeemed and transferred
  to other funding options     (3,636,878)   (3,141,527)   (4,549,677)   (3,465,924)    (657,756)    (831,650)
                               ------------- ------------- ------------- ------------- ------------ ------------
Units end of year              11,333,345    13,288,962    14,053,184    15,023,442    3,127,103    3,651,183
                               ============= ============= ============= ============= ============ ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.

                                                 MSF                         MSF
                 MSF MFS              MORGAN STANLEY            NEUBERGER BERMAN
                   VALUE                  EAFE INDEX                     GENESIS
     INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- --------------------------- ---------------------------
      2011          2010          2011          2010          2011          2010
------------- ------------- ------------- ------------- ------------- -------------
23,312,590    22,877,144    36,009,259    33,890,643    18,897,311    21,389,031
 4,671,544     4,764,399     9,430,480     8,629,353     1,954,420     1,676,202
(5,588,621)   (4,328,953)   (6,923,547)   (6,510,737)   (4,166,630)   (4,167,922)
------------- ------------- ------------- ------------- ------------- -------------
22,395,513    23,312,590    38,516,192    36,009,259    16,685,101    18,897,311
============= ============= ============= ============= ============= =============

             MSF T. ROWE                 MSF T. ROWE               MSF VAN ECK
             PRICE LARGE                 PRICE SMALL            GLOBAL NATURAL
              CAP GROWTH                  CAP GROWTH                 RESOURCES
     INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
--------------------------- --------------------------- -------------------------
      2011          2010          2011          2010         2011         2010
------------- ------------- ------------- ------------- ------------ ------------
13,494,657    14,615,966    14,000,629    12,978,831    1,309,383      379,256
 2,183,137     1,818,424     4,272,993     3,955,490    1,504,512    1,164,782
(3,339,956)   (2,939,733)   (4,242,591)   (2,933,692)    (522,139)    (234,655)
------------- ------------- ------------- ------------- ------------ ------------
12,337,838    13,494,657    14,031,031    14,000,629    2,291,756    1,309,383
============= ============= ============= ============= ============ ============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio or fund for each of the respective stated periods in the five years ended December 31, 2011:

                                                        AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                  --------------------------------------- ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS    HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- -------------- ------------- ------------- ----------- -------------------
American Funds Bond          2011  7,776,072  14.60 - 19.30   132,354,078          2.88 0.50 - 2.55      3.44 - 5.42
  Investment Division        2010  8,896,331  14.11 - 18.31   144,729,120          2.96 0.50 - 2.55      3.76 - 5.75
                             2009  9,420,222  13.60 - 17.31   146,076,081          3.27 0.50 - 2.55     9.76 - 11.88
                             2008  9,086,361  12.39 - 15.47   126,975,777          5.10 0.50 - 2.30  (11.63) - (9.95)
                             2007 11,530,901  14.02 - 17.18   180,371,726          8.58 0.50 - 2.30      0.72 - 2.63
American Funds Global Small  2011 20,869,442   2.41 - 27.10   488,925,353          1.34 0.50 - 2.55 (21.18) - (19.67)
  Capitalization Investment  2010 21,870,431   3.03 - 33.77   638,167,766          1.73 0.50 - 2.55    19.33 - 21.62
  Division                   2009 22,146,914   2.52 - 27.79   528,416,498          0.29 0.50 - 2.55    57.24 - 60.26
                             2008 21,297,918   1.59 - 17.36   315,284,802            -- 0.50 - 2.30 (54.18) - (53.87)
                             2007 23,822,033   3.47 - 37.63   739,389,771          2.98 0.50 - 2.30    19.66 - 20.49
American Funds Growth        2011  6,775,576 12.97 - 177.66   943,068,284          0.60 0.50 - 2.55   (6.68) - (4.89)
  Investment Division        2010  7,571,854 13.72 - 186.99 1,104,322,652          0.71 0.50 - 2.55    15.70 - 17.91
                             2009  8,261,553 11.70 - 158.74 1,020,275,073          0.67 0.50 - 2.55    35.90 - 38.52
                             2008  8,477,946  8.50 - 114.72   752,066,110          0.81 0.50 - 2.30 (44.66) - (44.39)
                             2007  8,771,329 15.36 - 206.31 1,357,133,444          0.81 0.50 - 2.30    11.22 - 11.51
American Funds Growth-Income 2011  7,279,154  9.58 - 121.41   689,767,422          1.54 0.50 - 2.55   (4.30) - (2.47)
  Investment Division        2010  7,599,619  9.91 - 124.60   738,591,508          1.51 0.50 - 2.55     8.62 - 10.71
                             2009  7,531,106  9.04 - 112.66   664,724,752          1.65 0.50 - 2.55    27.94 - 30.40
                             2008  7,608,552   7.00 - 86.49   510,830,623          1.67 0.50 - 2.30 (38.81) - (38.31)
                             2007  8,436,306 11.44 - 140.21   910,533,909          1.55 0.50 - 2.30      3.34 - 4.25
Calvert VP SRI Balanced      2011  1,762,417  22.36 - 29.60    49,903,373          1.29 0.50 - 1.55      2.96 - 4.04
  Investment Division        2010  1,850,748  21.72 - 28.66    50,866,287          1.43 0.50 - 1.55    10.37 - 11.54
                             2009  1,901,894  19.68 - 25.89    47,408,049          2.21 0.50 - 1.55    23.36 - 24.67
                             2008  1,958,099  15.95 - 20.92    39,625,750          2.49 0.50 - 1.55 (32.39) - (32.17)
                             2007  2,076,677  23.59 - 30.84    62,179,011          2.41 0.50 - 1.55      1.20 - 1.48
Calvert VP SRI Mid Cap       2011    338,107  33.41 - 33.42    11,298,697            --        0.95             1.37
  Growth Investment Division 2010    371,121  32.96 - 32.97    12,234,406            --        0.95            30.24
                             2009    370,911          25.31     9,388,607            --        0.95    30.77 - 30.78
                             2008    377,930          19.35     7,315,009            -- 0.95 - 1.35           (37.80)
                             2007    395,084          31.11    12,291,484            -- 0.95 - 1.35             9.12
Fidelity VIP Equity-Income   2011  4,479,503   5.48 - 44.17    78,185,094          2.34 0.95 - 1.35    (0.38) - 0.03
  Investment Division        2010  5,189,262   5.50 - 44.15    91,649,413          1.80 0.95 - 1.35    13.62 - 14.07
                             2009  6,023,263   4.84 - 38.71    88,951,615          2.29 0.95 - 1.35    28.45 - 28.99
                             2008  7,160,081   3.77 - 30.01    77,071,469          2.30 0.95 - 1.35 (43.39) - (43.20)
                             2007  9,099,278   6.66 - 52.83   165,886,510          1.70 0.95 - 1.35      0.15 - 0.57
Fidelity VIP FundsManager    2011 20,820,080    9.48 - 9.54   198,202,397          1.89 1.90 - 2.05   (4.01) - (3.87)
  60% Investment Division    2010 10,055,976    9.88 - 9.93    99,633,507          2.44 1.90 - 2.05    11.32 - 11.49
  (Commenced 10/15/2009)     2009     28,017    8.87 - 8.90       248,942          1.19 1.90 - 2.05      0.07 - 0.09

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                      ---------------------------------------- ---------------------------------------------
                                                                                              EXPENSE(2)         TOTAL(3)
                                                        UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                         LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                      ---------- ----------------- ----------- ------------- ----------- -------------------
Fidelity VIP Growth              2011  1,783,529             41.91  74,754,203          0.34        0.95            (0.74)
  Investment Division            2010  2,111,729     42.22 - 42.23  89,166,883          0.28        0.95    23.00 - 23.01
                                 2009  2,292,307     34.32 - 34.33  78,687,001          0.45        0.95    27.08 - 27.09
                                 2008  2,438,573             27.01  65,868,936          0.78 0.95 - 1.35           (47.67)
                                 2007  2,815,092             51.61 145,295,256          0.83 0.95 - 1.35            25.76
Fidelity VIP Investment          2011    691,358             30.95  21,398,778          3.16        0.95      6.32 - 6.33
  Grade Bond Investment Division 2010    761,081             29.11  22,154,719          3.50        0.95             6.79
                                 2009    794,594             27.26  21,659,031          8.79        0.95    14.63 - 14.64
                                 2008    730,222             23.78  17,363,022          4.32 0.95 - 1.35            (4.15)
                                 2007    841,730             24.81  20,883,287          3.91 0.95 - 1.35             3.37
Fidelity VIP Money Market        2011    786,743     10.92 - 16.86  12,168,038          0.10 0.95 - 2.05   (1.94) - (0.83)
  Investment Division            2010    766,151     11.14 - 17.00  12,251,820          0.17 0.95 - 2.05   (1.82) - (0.70)
                                 2009    942,138     11.34 - 17.12  15,639,330          0.72 0.95 - 2.05   (0.39) - (0.22)
                                 2008    864,063             17.15  14,823,280          3.01 0.95 - 1.35             2.08
                                 2007    933,116             16.80  15,686,013          5.07 0.95 - 1.35             4.09
MIST AllianceBernstein Global    2011 49,226,036       9.70 - 9.75 479,791,726          0.98 1.15 - 2.00   (3.01) - (2.47)
  Dynamic Allocation Investment
  Division (Commenced 5/2/2011)
MIST American Funds Balanced     2011 64,521,397       9.23 - 9.92 618,948,646          1.26 0.50 - 2.30   (4.34) - (2.43)
  Allocation Investment Division 2010 54,397,965      9.65 - 10.17 539,848,602          1.00 0.50 - 2.30     9.61 - 11.67
  (Commenced 4/28/2008)          2009 30,034,186       8.81 - 9.11 269,080,901            -- 0.50 - 2.30    26.39 - 29.21
                                 2008  9,087,721       6.97 - 7.06  63,741,086          6.96 0.50 - 2.30 (30.30) - (29.40)
MIST American Funds Bond         2011  7,359,866     10.47 - 10.90  79,806,796          2.15 1.15 - 2.25      3.44 - 4.58
  Investment Division            2010  5,961,314     10.12 - 10.43  61,894,293          1.53 1.15 - 2.25      3.74 - 4.89
  (Commenced 11/7/2008 and       2009  1,987,475       9.79 - 9.94  19,704,304            -- 1.15 - 2.05     9.85 - 10.84
  began transactions in 2009)
MIST American Funds Growth       2011 34,204,304       8.55 - 9.14 303,484,652          1.12 0.50 - 2.30   (6.89) - (5.21)
  Allocation Investment Division 2010 35,239,687       9.18 - 9.64 332,353,082          0.88 0.50 - 2.30    10.91 - 12.92
  (Commenced 4/28/2008)          2009 32,850,723       8.28 - 8.54 276,545,341            -- 0.50 - 2.30    31.00 - 33.36
                                 2008 15,561,108       6.32 - 6.40  99,006,699          7.24 0.50 - 2.30 (36.80) - (36.00)
MIST American Funds Growth       2011 30,941,763       8.39 - 8.74 269,245,330          0.34 1.15 - 2.25   (6.71) - (5.69)
  Investment Division            2010 21,779,384       9.00 - 9.27 201,192,477          0.18 1.15 - 2.25    15.69 - 16.97
  (Commenced 11/7/2008 and       2009  8,205,983       7.78 - 7.92  64,876,014            -- 1.15 - 2.25    35.80 - 37.30
  began transactions in 2009)
MIST American Funds Moderate     2011 85,202,020      9.69 - 10.36 857,229,344          1.54 0.50 - 2.30   (2.08) - (0.31)
  Allocation Investment Division 2010 75,010,392      9.89 - 10.39 762,782,012          1.41 0.50 - 2.30      7.40 - 9.36
  (Commenced 4/28/2008)          2009 46,032,309       9.21 - 9.50 431,332,093            -- 0.50 - 2.30    20.59 - 22.79
                                 2008 15,201,857       7.64 - 7.74 116,911,851          6.90 0.50 - 2.30 (23.60) - (22.60)
MIST AQR Global Risk Balanced    2011 56,432,487     10.56 - 10.62 599,167,858          3.41 1.15 - 2.00      2.12 - 2.70
  Investment Division
  (Commenced 5/2/2011)
MIST BlackRock Global Tactical   2011 74,095,325       9.53 - 9.58 709,763,094          1.51 1.15 - 2.00   (4.68) - (4.14)
  Strategies Investment Division
  (Commenced 5/2/2011)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31
                                   ---------------------------------------- -----------------------------------------------
                                                                                             EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE               INVESTMENT(1)         RATIO           RETURN
                                                    LOWEST TO           NET        INCOME     LOWEST TO        LOWEST TO
                                        UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)   HIGHEST (%)      HIGHEST (%)
                                   ---------- --------------- ------------- ------------- ------------- -------------------
MIST BlackRock Large Cap      2011 20,393,863    6.37 - 81.12   607,789,646          1.10 (0.08) - 2.30    (2.02) - 0.54
  Core Investment Division    2010 20,665,064    6.44 - 81.32   657,439,675          1.33 (0.08) - 2.30     9.90 - 12.73
  (Commenced 4/30/2007)       2009 21,088,063    5.80 - 72.68   639,219,543          1.76   0.50 - 2.30    16.49 - 18.60
                              2008 22,354,205    4.93 - 61.28   589,682,261          0.68   0.50 - 2.30 (38.14) - (36.07)
                              2007 25,988,537    7.97 - 95.85 1,097,792,508            --   0.60 - 2.30    (0.04) - 5.73
Variable B                    2011     86,527  39.85 - 145.99    12,494,159          1.12 (0.08) - 1.00   (0.46) - (0.21)
  Investment Division         2010    103,828  39.93 - 146.66    14,265,716          1.36 (0.08) - 1.00    11.62 - 11.89
                              2009    122,189  35.69 - 131.40    15,078,294          1.65          1.00    18.25 - 18.55
                              2008    142,021  30.10 - 111.12    14,787,926          0.71          1.00 (37.74) - (37.59)
                              2007    167,124  48.23 - 178.48    28,073,493          1.59          1.00      5.57 - 6.09
Variable C                    2011      6,155 145.99 - 188.23     1,080,417          1.10 (0.08) - 1.00    (0.46) - 0.54
  Investment Division         2010      6,244 146.66 - 187.23     1,092,411          1.37 (0.08) - 1.00    11.62 - 12.73
                              2009      6,758 131.40 - 166.08     1,044,718          1.62          1.00    18.25 - 19.43
                              2008      9,309 111.12 - 139.06     1,191,340          0.73          1.00 (37.74) - (37.12)
                              2007     11,081 178.48 - 221.14     2,233,598          1.54          1.00      5.57 - 6.63
MIST Clarion Global Real      2011 16,016,738    2.31 - 14.23   213,895,843          3.87   0.50 - 2.30   (7.73) - (5.89)
  Estate Investment Division  2010 15,981,514    2.46 - 15.15   228,566,225          8.23   0.50 - 2.30    13.47 - 15.53
                              2009 16,166,181    2.14 - 13.11   201,669,413          3.29   0.50 - 2.30    31.67 - 34.24
                              2008 16,424,718     1.60 - 9.78   154,233,055          1.70   0.50 - 2.30 (42.03) - (41.96)
                              2007 17,894,107    2.76 - 16.85   292,163,974          0.99   0.50 - 2.30 (15.60) - (15.41)
MIST Dreman Small Cap Value   2011  1,077,146   12.44 - 13.21    14,113,642          1.42   1.15 - 2.05 (12.18) - (11.38)
  Investment Division         2010    657,621   14.17 - 14.91     9,722,885          0.58   1.15 - 2.05    16.83 - 17.89
  (Commenced 11/7/2008 and    2009    238,413   12.13 - 12.65     2,992,834          0.18   1.15 - 2.05    26.17 - 27.30
  began transactions in 2009)
MIST Harris Oakmark           2011 24,605,233    1.71 - 18.49   402,888,469            --   0.50 - 2.30 (16.20) - (14.54)
  International Investment    2010 22,318,089    2.02 - 21.68   422,198,591          1.89   0.50 - 2.30    13.77 - 15.92
  Division                    2009 18,765,510    1.76 - 18.71   304,862,337          7.37   0.50 - 2.30    51.54 - 54.46
                              2008 16,641,709    1.15 - 12.13   169,380,762          1.70   0.50 - 2.30 (41.62) - (41.17)
                              2007 22,007,795    1.97 - 20.62   371,672,206          0.83   0.50 - 2.30   (1.99) - (1.62)
MIST Invesco Small Cap        2011  2,324,510    1.56 - 17.01    35,466,935            --   0.50 - 2.30   (3.33) - (1.57)
  Growth Investment Division  2010  2,311,559    1.60 - 17.28    34,771,690            --   0.50 - 2.30    23.32 - 25.55
                              2009  2,575,281    1.28 - 13.77    30,768,907            --   0.50 - 2.30    30.78 - 33.15
                              2008  2,229,587    0.97 - 10.34    19,921,697            --   0.50 - 2.30 (39.75) - (39.03)
                              2007  2,376,018    1.61 - 16.96    34,057,199            --   0.50 - 2.30     9.52 - 11.14
MIST Janus Forty Investment   2011  2,221,380 108.42 - 271.25   326,899,919          1.69   0.50 - 2.30   (9.64) - (7.92)
  Division                    2010  2,367,336 119.99 - 294.59   380,880,175          1.59   0.50 - 2.30      6.91 - 8.97
  (Commenced 4/30/2007)       2009  2,084,776 112.23 - 270.33   309,364,810            --   0.50 - 2.30    39.61 - 42.29
                              2008  1,337,831  80.39 - 175.43   140,033,926          4.92   0.50 - 2.30 (43.31) - (42.40)
                              2007    278,638 141.80 - 304.58    50,773,976            --   0.50 - 2.30    27.11 - 29.23
MIST Lazard Mid Cap           2011  4,027,371    1.46 - 15.97    57,642,160          0.76   0.50 - 2.30   (7.42) - (5.75)
  Investment Division         2010  4,081,305    1.57 - 16.94    62,137,025          0.89   0.50 - 2.30    20.07 - 22.25
                              2009  4,007,439    1.29 - 13.86    49,807,030          1.18   0.50 - 2.30    33.65 - 36.08
                              2008  4,047,265    0.96 - 10.18    36,431,561          1.00   0.50 - 2.30 (38.85) - (38.23)
                              2007  5,071,031    1.57 - 16.48    72,090,954          0.42   0.60 - 2.30   (4.27) - (2.14)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                        ---------------------------------------- ---------------------------------------------
                                                                                                EXPENSE(2)         TOTAL(3)
                                                          UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                           LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                             UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                        ---------- ----------------- ----------- ------------- ----------- -------------------
MIST Legg Mason ClearBridge        2011 10,567,586      0.78 - 12.38  81,432,355          0.02 0.95 - 2.30    (9.19) - 2.58
  Aggressive Growth Investment     2010  3,935,646      0.77 - 12.07  29,795,656          0.03 0.95 - 2.30    20.97 - 22.89
  Division                         2009  3,431,934       0.63 - 9.83  21,068,292          0.06 0.95 - 2.30    29.92 - 32.20
                                   2008  3,430,823       0.48 - 7.43  15,633,985          0.01 0.95 - 2.30 (39.54) - (39.24)
                                   2007  4,023,244      0.79 - 12.29  28,814,564          0.12 0.95 - 2.30      0.00 - 1.65
MIST Loomis Sayles Global          2011  1,855,860     12.07 - 12.85  23,690,465          2.22 1.15 - 2.25   (3.67) - (2.61)
  Markets Investment Division      2010  1,021,819     12.54 - 13.20  13,393,060          2.23 1.15 - 2.25    19.30 - 20.62
  (Commenced 11/7/2008 and         2009    277,759     10.60 - 10.94   3,025,890          0.16 1.15 - 2.00    38.04 - 39.22
  began transactions in 2009)
MIST Lord Abbett Bond              2011 14,072,935      2.39 - 27.52 299,293,863          5.99 0.50 - 2.30      2.09 - 3.94
  Debenture Investment Division    2010 14,565,687      2.32 - 26.47 294,861,986          6.21 0.50 - 2.30    10.40 - 12.40
                                   2009 14,237,429      2.08 - 23.55 257,209,965          7.15 0.50 - 2.30    33.66 - 36.09
                                   2008 13,513,284      1.54 - 17.31 175,523,561          4.30 0.50 - 2.30 (19.79) - (19.00)
                                   2007 16,100,140      1.92 - 21.37 253,650,839          5.19 0.50 - 2.30      5.49 - 6.00
MIST Met/Eaton Vance Floating      2011    581,745     10.17 - 10.33   5,996,924          2.13 1.15 - 2.05    (0.06) - 0.84
  Rate Investment Division         2010    127,652     10.18 - 10.24   1,306,114            -- 1.15 - 2.05      1.81 - 2.42
  (Commenced 5/3/2010)
MIST Met/Franklin Income           2011  7,386,050      1.12 - 11.56  82,869,275          4.33 0.50 - 2.30    (0.18) - 1.63
  Investment Division              2010  5,033,319     10.84 - 11.37  56,016,534          3.76 0.50 - 2.30     9.28 - 11.26
  (Commenced 4/28/2008)            2009  2,693,910      9.92 - 10.22  27,160,816            -- 0.50 - 2.30    24.92 - 27.19
                                   2008  1,062,043       7.94 - 8.01   8,486,992          4.42 0.95 - 2.30 (20.60) - (19.90)
MIST Met/Franklin Low Duration     2011    678,926       9.72 - 9.80   6,635,667            -- 0.95 - 2.05   (2.63) - (1.92)
  Total Return Investment Division
  (Commenced 5/2/2011)
MIST Met/Franklin Mutual           2011  5,791,350       8.44 - 9.02  50,810,483          2.71 0.50 - 2.30   (2.81) - (1.03)
  Shares Investment Division       2010  4,333,640       8.69 - 9.12  38,703,192            -- 0.50 - 2.30     8.51 - 10.46
  (Commenced 4/28/2008)            2009  2,188,969       8.01 - 8.25  17,828,821            -- 0.50 - 2.30    22.05 - 24.27
                                   2008    696,867       6.57 - 6.64   4,602,420          5.65 0.50 - 2.30 (34.30) - (33.60)
MIST Met/Franklin Templeton        2011  6,295,740       9.07 - 9.69  59,253,268          1.72 0.50 - 2.30   (3.99) - (2.25)
  Founding Strategy Investment     2010  6,203,619       9.44 - 9.91  60,196,783            -- 0.50 - 2.30      7.54 - 9.49
  Division                         2009  5,631,074       8.78 - 9.05  50,292,640            -- 0.50 - 2.30    25.64 - 27.92
  (Commenced 4/28/2008)            2008  2,808,700       7.01 - 7.06  19,766,948          3.23 0.95 - 2.30 (29.90) - (29.40)
MIST Met/Templeton Growth          2011  2,619,413       8.18 - 8.66  22,033,920          1.28 0.50 - 2.05   (8.79) - (7.36)
  Investment Division              2010  1,927,337       8.96 - 9.34  17,633,999          1.01 0.50 - 2.05      5.48 - 7.12
  (Commenced 4/28/2008)            2009  1,114,271       8.50 - 8.72   9,591,357          0.02 0.50 - 2.05    29.92 - 31.97
                                   2008    329,768       6.54 - 6.61   2,167,857          1.01 0.50 - 2.30 (34.60) - (33.90)
MIST Met/Templeton                 2011    586,262     11.80 - 12.07   7,057,738          6.74 1.15 - 2.00   (2.30) - (1.47)
  International Bond Investment    2010    363,350     12.08 - 12.25   4,442,866          0.46 1.15 - 2.00    11.30 - 12.25
  Division (Commenced 5/4/2009)    2009     64,135     10.85 - 10.92     699,311            -- 1.15 - 2.00      8.53 - 9.15
MIST MetLife Aggressive Strategy   2011  9,693,030      9.81 - 11.06 102,483,285            -- 0.50 - 2.30 (14.87) - (13.84)
  Investment Division
  (Commenced 5/2/2011)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------- ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     ---------- ------------- ------------- ------------- ----------- -------------------
MIST MetLife Balanced Plus      2011 64,032,367   9.35 - 9.40   601,466,008          0.29 1.15 - 2.00   (6.52) - (6.00)
  Investment Division
  (Commenced 5/2/2011)
MIST MFS Emerging Markets       2011  4,108,037  9.61 - 10.22    41,739,144          1.34 1.15 - 2.25 (20.51) - (19.64)
  Equity Investment Division    2010  2,608,505 12.08 - 12.72    32,997,742          0.84 1.15 - 2.25    20.90 - 22.24
  (Commenced 11/7/2008 and      2009    922,163 10.07 - 10.41     9,547,667          0.16 1.15 - 2.05    65.54 - 67.02
  began transactions in 2009)
MIST MFS Research International 2011 19,673,406  1.30 - 14.30   219,299,244          1.96 0.50 - 2.30 (12.74) - (11.15)
  Investment Division           2010 20,874,325  1.48 - 16.11   258,478,220          1.81 0.50 - 2.30     8.88 - 10.85
                                2009 23,007,961  1.34 - 14.57   245,592,968          3.18 0.50 - 2.30    28.57 - 30.91
                                2008 23,286,391  1.03 - 19.76   184,318,026          1.73 0.50 - 2.30   (43.41) - 1.39
                                2007 12,766,518  1.82 - 19.49   209,648,826          1.32 0.50 - 2.30    11.66 - 12.53
MIST Morgan Stanley Mid Cap     2011 23,184,585  1.38 - 15.69   331,439,430          0.71 0.50 - 2.30   (9.03) - (7.26)
  Growth Investment Division    2010 24,873,224  1.51 - 16.94   386,858,882            -- 0.50 - 2.30    15.85 - 16.84
  (Commenced 5/3/2010)
MIST Oppenheimer Capital        2011  5,850,155  7.42 - 10.72    49,213,997          0.11 0.50 - 2.30   (3.63) - (1.87)
  Appreciation Investment       2010  5,676,113  7.69 - 10.94    49,119,197          0.44 0.50 - 2.30      6.92 - 8.86
  Division                      2009  4,735,360  7.20 - 10.10    38,120,403            -- 0.50 - 2.30    40.44 - 42.99
                                2008  3,465,804   5.12 - 7.08    19,734,348          3.52 0.50 - 2.30 (47.22) - (46.44)
                                2007  2,717,423  9.70 - 13.22    29,294,308          0.01 0.50 - 2.30    10.98 - 13.38
MIST PIMCO Inflation            2011 39,768,473 13.97 - 16.47   607,250,028          1.61 0.50 - 2.30     8.62 - 10.77
  Protected Bond Investment     2010 33,648,714 12.86 - 14.87   467,910,969          2.26 0.50 - 2.30      5.32 - 7.31
  Division                      2009 24,705,878 12.21 - 13.86   322,661,010          3.28 0.50 - 2.30    15.37 - 17.60
                                2008 16,609,891 10.58 - 11.78   186,022,258          3.60 0.50 - 2.30   (9.03) - (7.24)
                                2007  3,482,189 11.63 - 12.70    42,383,973          1.71 0.65 - 2.30     8.29 - 10.34
MIST PIMCO Total Return         2011 69,538,746  1.68 - 18.38 1,123,078,623          2.72 0.50 - 2.30      0.83 - 2.76
  Investment Division           2010 67,513,724  1.65 - 17.91 1,048,658,444          3.43 0.50 - 2.30      5.71 - 7.71
                                2009 53,386,890  1.54 - 16.64   745,981,638          6.78 0.50 - 2.30    15.34 - 17.63
                                2008 41,057,029  1.32 - 14.17   488,023,782          3.85 0.50 - 2.30   (1.49) - (0.07)
                                2007 42,064,064  1.34 - 14.18   496,489,123          3.35 0.50 - 2.30      6.35 - 7.02
MIST Pioneer Strategic          2011  2,135,286 22.75 - 26.64    55,464,787          4.31 1.15 - 2.05      1.36 - 2.28
  Income Investment Division    2010  1,345,150 22.44 - 26.04    34,118,467          3.53 1.15 - 2.05     9.77 - 10.76
  (Commenced 11/7/2008 and      2009    323,516 20.44 - 23.51     7,426,917          0.48 1.15 - 2.05    30.07 - 31.25
  began transactions in 2009)
MIST Pyramis Government Income  2011 18,617,176 10.71 - 10.77   200,414,660          0.95 1.15 - 2.00      7.14 - 7.75
  Investment Division
  (Commenced 5/2/2011)
MIST RCM Technology             2011 21,582,783  0.62 - 15.62   133,833,471            -- 0.50 - 2.30 (12.02) - (10.34)
  Investment Division           2010 21,798,046  0.70 - 17.48   151,310,709            -- 0.50 - 2.30    24.79 - 27.08
                                2009 20,279,891  0.55 - 13.76   114,450,499            -- 0.50 - 2.30    55.36 - 58.17
                                2008 14,885,344   0.35 - 8.73    53,261,194         13.65 0.50 - 2.30   (45.31) - 7.25
                                2007 16,760,786   0.64 - 8.14   110,341,128            -- 0.50 - 2.30    28.00 - 30.45

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ---------- ------------- ------------- ------------- ----------- -------------------
MIST SSgA Growth and Income    2011 69,044,794 11.01 - 12.32   811,024,282          1.66 0.50 - 2.30    (1.23) - 0.56
  ETF Investment Division      2010 49,243,201 11.14 - 12.25   579,390,787          1.07 0.50 - 2.30     9.69 - 11.68
                               2009 17,209,210 10.16 - 10.97   182,595,296          1.00 0.50 - 2.30    22.04 - 24.27
                               2008  1,018,446   8.32 - 8.83     8,767,451          1.56 0.50 - 2.30 (26.82) - (25.42)
                               2007    447,213 11.37 - 11.84     5,202,299            -- 0.50 - 2.30      2.90 - 5.43
MIST SSgA Growth ETF           2011  8,738,265 10.27 - 11.50    95,770,056          1.59 0.50 - 2.30   (4.36) - (2.62)
  Investment Division          2010  7,423,121 10.74 - 11.81    84,197,233          1.40 0.50 - 2.30    11.56 - 13.58
                               2009  5,430,802  9.63 - 10.39    54,665,570          1.01 0.50 - 2.30    26.17 - 28.45
                               2008    867,152   7.63 - 8.09     6,844,874          1.50 0.50 - 2.30 (34.51) - (33.31)
                               2007  1,059,021 11.65 - 12.13    12,618,364            -- 0.50 - 2.30      3.10 - 5.48
MIST T. Rowe Price Mid Cap     2011 28,074,170  1.02 - 17.28   276,466,812            -- 0.50 - 2.30   (3.88) - (2.14)
  Growth Investment Division   2010 26,424,580  1.05 - 17.69   269,741,582            -- 0.50 - 2.30    24.78 - 27.04
                               2009 24,198,838  0.84 - 13.94   191,894,410            -- 0.50 - 2.30    42.12 - 44.74
                               2008 22,042,286   0.58 - 9.65   118,146,449          0.02 0.50 - 2.30 (40.82) - (40.21)
                               2007 22,430,313  0.98 - 16.14   195,979,982          0.10 0.50 - 2.30    16.67 - 16.79
MIST Third Avenue Small Cap    2011    611,373 15.70 - 17.38     9,963,715          1.05 0.50 - 1.55  (10.38) - (9.44)
  Value Investment Division    2010    553,242 17.52 - 19.19    10,020,158          1.13 0.50 - 1.55    18.05 - 19.30
                               2009    506,685 14.84 - 16.09     7,743,513          1.12 0.50 - 1.55    24.51 - 25.82
                               2008    420,511 11.92 - 12.78     5,140,445          0.72 0.50 - 1.55 (30.90) - (30.20)
                               2007    372,086 17.25 - 18.31     6,558,207          0.92 0.50 - 1.55   (4.54) - (3.48)
MSF Artio International        2011 14,325,010  1.14 - 13.42   149,064,918          1.71 0.65 - 2.30 (21.95) - (20.39)
  Stock Investment Division    2010 15,081,511  1.44 - 16.90   196,319,126          1.50 0.65 - 2.30      4.43 - 6.52
                               2009 15,981,027  1.36 - 15.91   197,024,423          0.60 0.95 - 2.30    19.12 - 21.03
                               2008 17,118,077  1.13 - 13.15   171,501,812          3.04 0.95 - 2.30 (44.65) - (44.61)
                               2007 17,936,510  2.04 - 23.76   317,896,584          1.01 0.95 - 2.30      8.51 - 9.29
MSF Barclays Capital Aggregate 2011 67,360,242  1.65 - 18.49 1,115,074,009          3.44 0.50 - 2.30      4.85 - 6.82
  Bond Index Investment        2010 67,541,233  1.56 - 17.32 1,054,370,494          3.52 0.50 - 2.30      3.30 - 5.37
  Division                     2009 60,512,287  1.50 - 16.47   901,723,219          5.60 0.50 - 2.30      2.59 - 4.49
                               2008 53,280,392  1.45 - 15.77   761,920,074          4.54 0.50 - 2.30      4.32 - 5.13
                               2007 68,215,103  1.39 - 15.00   938,751,647          4.39 0.50 - 2.30      5.30 - 6.16
MSF BlackRock Aggressive       2011 12,356,496 13.09 - 52.05   441,856,480          0.27 0.95 - 2.30   (5.44) - (3.91)
  Growth Investment Division   2010 13,591,177 13.70 - 54.17   506,917,230          0.06 0.95 - 2.30    12.38 - 14.22
                               2009 14,747,259 12.07 - 47.42   479,958,097          0.18 0.95 - 2.30    45.67 - 48.03
                               2008 15,776,330  8.20 - 32.04   344,820,349            -- 0.95 - 2.30 (53.22) - (46.23)
                               2007 17,338,887 17.53 - 59.59   701,871,205            -- 0.95 - 2.30    19.41 - 19.44
MSF BlackRock Bond Income      2011 13,863,749  6.03 - 71.54   503,747,574          3.88 0.50 - 2.30      3.89 - 5.88
  Investment Division          2010 14,977,082  5.73 - 67.64   500,008,866          3.80 0.50 - 2.30      5.61 - 7.64
                               2009 15,377,793  5.36 - 62.90   442,133,515          6.79 0.50 - 2.30      6.70 - 8.76
                               2008 16,836,670  4.97 - 57.90   424,475,862          5.20 0.50 - 2.30   (4.61) - (4.14)
                               2007 20,972,729  5.21 - 60.40   535,835,264          3.19 0.50 - 2.30      4.83 - 5.48
MSF BlackRock Diversified      2011 18,361,628 13.37 - 49.41   634,685,560          2.43 0.95 - 2.30      1.24 - 2.83
  Investment Division          2010 20,865,957 13.00 - 48.05   703,823,057          1.90 0.95 - 2.30      6.83 - 8.62
                               2009 23,518,536 11.97 - 44.24   732,160,930          5.14 0.95 - 2.30    14.34 - 16.20
                               2008 26,879,083 10.30 - 38.07   719,674,176          2.84 0.95 - 2.30 (25.52) - (25.50)
                               2007 32,595,866 13.83 - 51.10 1,170,554,586          2.58 0.95 - 2.30      4.85 - 4.89

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
MSF BlackRock Large Cap      2011 18,527,061      0.81 - 12.12 206,549,406          0.92 0.50 - 2.30    (1.37) - 2.11
  Value Investment Division  2010 17,848,335      1.12 - 11.94 195,798,773          0.86 0.50 - 2.30      6.45 - 8.38
                             2009 16,843,730      1.04 - 11.01 171,711,377          1.35 0.50 - 2.30     8.53 - 10.51
                             2008 15,206,819       0.95 - 9.97 139,910,970          0.61 0.50 - 2.30 (35.81) - (35.39)
                             2007 16,168,974      1.48 - 15.43 227,378,885          0.83 0.50 - 2.30      2.07 - 2.59
MSF BlackRock Legacy Large   2011 10,497,393      2.98 - 33.13 154,395,881          0.03 0.50 - 2.30  (11.22) - (9.54)
  Cap Growth Investment      2010 10,566,230      3.32 - 36.65 147,006,605          0.07 0.50 - 2.30    16.75 - 19.05
  Division                   2009 11,310,287      2.81 - 30.83 114,584,021          0.39 0.50 - 2.30    33.41 - 35.90
                             2008 12,006,106      2.08 - 22.70  70,886,323          0.29 0.50 - 2.30 (37.35) - (31.38)
                             2007 13,541,313      3.32 - 33.08  90,127,752          0.12 0.95 - 2.30    17.06 - 17.31
MSF BlackRock Money Market   2011  7,581,515      2.48 - 24.59  87,677,129            -- 0.95 - 2.30   (2.26) - (0.94)
  Investment Division        2010  7,489,620      2.52 - 24.90  76,398,280            -- 0.95 - 2.30   (2.28) - (0.93)
                             2009  9,055,515      2.55 - 25.21  78,480,535          0.33 0.95 - 2.30   (2.03) - (0.52)
                             2008 13,377,855      2.58 - 25.45  93,712,881          2.62 0.95 - 2.30      1.48 - 1.57
                             2007 10,358,956      2.54 - 25.08  62,077,315          4.87 0.95 - 2.30      3.55 - 3.67
MSF Davis Venture Value      2011 23,022,534      3.28 - 36.35 549,949,416          0.98 0.50 - 2.30   (6.44) - (4.65)
  Investment Division        2010 24,503,478      3.46 - 38.17 590,814,367          0.86 0.50 - 2.30     9.17 - 11.27
                             2009 24,861,457      3.13 - 34.34 500,253,145          1.35 0.50 - 2.30    28.66 - 31.14
                             2008 26,126,308      2.40 - 26.21 366,248,175          1.19 0.50 - 2.30 (40.30) - (39.83)
                             2007 30,239,376      4.02 - 43.56 632,228,776          0.67 0.50 - 2.30      3.08 - 3.84
MSF FI Value Leaders         2011  4,767,521      2.52 - 28.24  60,845,379          0.95 0.50 - 2.30   (8.51) - (6.85)
  Investment Division        2010  5,386,863      2.72 - 30.32  71,561,113          1.45 0.50 - 2.30    11.68 - 13.71
                             2009  6,197,829      2.40 - 26.67  69,067,926          2.64 0.50 - 2.30    18.72 - 20.88
                             2008  7,122,172      2.00 - 22.06  61,290,542          1.74 0.50 - 2.30 (39.76) - (39.41)
                             2007  9,038,999      3.32 - 36.41 119,087,321          0.78 0.50 - 2.30      2.79 - 3.44
MSF Jennison Growth          2011 15,846,735      0.52 - 13.26  82,954,033          0.11 0.95 - 2.30   (2.06) - (0.42)
  Investment Division        2010 12,651,183      0.53 - 13.32  67,839,064          0.45 0.95 - 2.30     8.78 - 10.58
                             2009 10,221,743      0.48 - 12.05  48,019,094          0.08 0.95 - 2.30    36.39 - 38.70
                             2008  7,367,023       0.35 - 8.69  23,825,643          2.33 0.95 - 2.30 (36.98) - (36.36)
                             2007  7,890,530      0.55 - 13.79  40,225,235          0.35 0.95 - 2.30    10.00 - 10.59
MSF Loomis Sayles Small Cap  2011  7,753,152      3.71 - 41.46 152,652,688          0.04 0.50 - 2.30   (1.94) - (0.16)
  Core Investment Division   2010  8,483,306      3.74 - 41.52 158,697,696          0.03 0.50 - 2.30    24.32 - 26.57
                             2009  9,510,756      2.97 - 32.81 134,569,722          0.12 0.50 - 2.30    26.97 - 29.28
                             2008 10,338,609      2.31 - 25.38 102,115,332            -- 0.50 - 2.30 (36.89) - (36.36)
                             2007 12,589,778      3.66 - 39.88 172,074,578          0.04 0.50 - 2.30    10.57 - 11.06
MSF Loomis Sayles Small Cap  2011  4,424,648      1.09 - 13.07  46,369,339            -- 0.50 - 2.30      0.41 - 2.23
  Growth Investment Division 2010  4,256,184      1.08 - 12.81  43,602,855            -- 0.50 - 2.30    28.37 - 30.68
                             2009  4,562,561       0.83 - 9.82  36,176,490            -- 0.50 - 2.30    26.72 - 29.03
                             2008  4,490,130       0.65 - 7.63  27,534,390            -- 0.50 - 2.30 (41.96) - (41.71)
                             2007  5,050,433      1.12 - 13.09  50,686,417            -- 0.50 - 2.30      2.75 - 3.56
MSF Met/Artisan Mid Cap      2011  9,138,238      3.36 - 37.27 212,168,332          0.87 0.50 - 2.30      4.08 - 5.96
  Value Investment Division  2010 10,171,808      3.19 - 35.17 217,605,252          0.68 0.50 - 2.30    12.15 - 14.19
                             2009 11,496,387      2.81 - 30.80 210,520,522          0.99 0.50 - 2.30    37.98 - 40.49
                             2008 13,047,548      2.01 - 21.92 163,902,675          0.24 0.50 - 2.30 (46.83) - (46.41)
                             2007 16,773,744      3.78 - 40.90 371,717,132          0.48 0.50 - 2.30   (8.03) - (7.55)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------------- ---------------------------------------------
                                                                                               EXPENSE(2)         TOTAL(3)
                                                       UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                        LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                              UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                      ------------- ------------- ------------- ------------- ----------- -------------------
MSF Met/Dimensional              2011       284,129 13.97 - 14.35     4,062,760          1.91 1.15 - 2.00 (17.91) - (17.21)
  International Small Company    2010       194,434 17.02 - 17.34     3,362,782          1.16 1.15 - 2.00    20.16 - 21.19
  Investment Division            2009        76,087 14.17 - 14.31     1,087,279            -- 1.15 - 2.00    39.89 - 41.08
  (Commenced 11/7/2008 and
  began transactions in 2009)
MSF MetLife Conservative         2011    40,920,905 11.80 - 13.30   516,749,285          2.29 0.50 - 2.30      0.91 - 2.74
  Allocation Investment Division 2010    34,931,385 11.69 - 12.95   432,541,976          3.47 0.50 - 2.30      7.55 - 9.50
                                 2009    25,915,327 10.87 - 11.83   295,306,945          2.96 0.50 - 2.30    17.79 - 19.91
                                 2008    17,373,413   9.23 - 9.86   166,398,948          0.94 0.50 - 2.30 (16.32) - (14.85)
                                 2007    10,388,575 11.03 - 11.58   117,743,317            -- 0.50 - 2.30      3.08 - 5.08
MSF MetLife Conservative to      2011   105,687,728 11.41 - 12.87 1,291,252,079          2.04 0.50 - 2.30    (1.24) - 0.55
  Moderate Allocation Investment 2010    92,893,969 11.56 - 12.80 1,137,111,581          3.28 0.50 - 2.30     8.99 - 10.97
  Division                       2009    73,016,806 10.60 - 11.53   811,434,046          3.04 0.50 - 2.30    20.87 - 23.06
                                 2008    55,768,665   8.77 - 9.37   507,403,971          1.08 0.50 - 2.30 (23.41) - (21.98)
                                 2007    40,982,217 11.45 - 12.01   481,838,013            -- 0.50 - 2.30      2.42 - 4.25
MSF MetLife Mid Cap Stock        2011    23,078,700  1.69 - 19.40   384,380,587          0.77 0.50 - 2.30   (4.41) - (2.53)
  Index Investment Division      2010    23,301,277  1.75 - 19.13   396,881,128          0.88 0.50 - 2.30    23.14 - 25.37
                                 2009    23,602,002  1.41 - 15.26   319,741,957          1.65 0.50 - 2.30    33.67 - 36.09
                                 2008    22,949,647  1.04 - 11.21   232,486,143          1.30 0.50 - 2.30 (39.01) - (37.35)
                                 2007    23,583,090  1.66 - 18.38   372,939,266          0.66 0.50 - 2.30     5.73 - 11.06
MSF MetLife Moderate             2011   307,124,843 10.95 - 12.34 3,601,073,971          1.50 0.50 - 2.30   (3.61) - (1.86)
  Allocation Investment Division 2010   270,336,724 11.36 - 12.58 3,253,209,310          2.43 0.50 - 2.30    10.60 - 12.61
                                 2009   197,414,896 10.27 - 11.17 2,125,104,855          2.71 0.50 - 2.30    23.65 - 25.90
                                 2008   140,869,174   8.30 - 8.87 1,213,561,775          0.80 0.50 - 2.30 (30.31) - (28.98)
                                 2007   102,023,736 11.91 - 12.49 1,247,257,412          0.03 0.50 - 2.30      1.97 - 3.82
MSF MetLife Moderate to          2011   136,308,678 10.42 - 11.75 1,520,709,941          1.42 0.50 - 2.30   (5.96) - (4.25)
  Aggressive Allocation          2010 138,767,656 11.08 - 12.27 1,628,677,260          2.14 0.50 - 2.30    12.10 - 14.13
  Investment Division            2009   140,559,044  9.88 - 10.75 1,456,360,305          2.49 0.50 - 2.30    26.16 - 28.46
                                 2008   120,035,284   7.83 - 8.37   975,444,229          0.60 0.50 - 2.30 (36.65) - (35.47)
                                 2007    87,404,290 12.36 - 12.97 1,108,485,404          0.04 0.50 - 2.30      1.48 - 3.35
MSF MetLife Stock Index          2011    64,969,064  3.91 - 46.98 2,511,243,451          1.60 0.50 - 2.30    (0.67) - 1.18
  Investment Division            2010    69,017,391  3.90 - 46.46 2,646,303,266          1.69 0.50 - 2.30    11.89 - 14.08
                                 2009    71,097,931  3.45 - 40.78 2,393,363,534          2.63 0.50 - 2.30    23.06 - 25.42
                                 2008    73,669,152  2.78 - 32.55 1,978,067,366          1.90 0.50 - 2.30 (38.08) - (37.57)
                                 2007    78,221,903  4.49 - 52.14 3,349,337,677          1.00 0.50 - 2.30      3.70 - 4.45
MSF MFS Total Return             2011     6,944,475  4.86 - 55.90   135,335,283          2.63 0.50 - 2.30    (0.16) - 1.65
  Investment Division            2010     7,658,769  4.81 - 54.99   142,302,103          2.91 0.50 - 2.30      7.30 - 9.25
                                 2009     8,470,625  4.43 - 50.34   133,692,456          4.16 0.50 - 2.30    15.61 - 17.71
                                 2008     9,513,697  3.79 - 42.76   117,792,924          3.58 0.50 - 2.30 (23.12) - (22.75)
                                 2007    11,900,145  4.93 - 55.35   181,671,595          2.03 0.50 - 2.30      2.92 - 3.61
MSF MFS Value Investment         2011    22,395,513  1.20 - 14.91   271,032,881          1.44 0.50 - 2.30    (1.65) - 0.14
  Division                       2010    23,312,590  1.21 - 14.99   280,199,767          1.31 0.50 - 2.30     8.66 - 10.63
                                 2009    22,877,144  1.10 - 13.64   249,421,604            -- 0.50 - 2.30    17.83 - 19.98
                                 2008    23,729,130  0.93 - 10.00   216,469,833          1.94 0.50 - 2.30 (34.51) - (34.04)
                                 2007    27,806,454  1.42 - 15.16   384,902,007          0.70 0.50 - 2.30   (4.70) - (4.53)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------------- ---------------------------------------------
                                                                                             EXPENSE(2)         TOTAL(3)
                                                       UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                        LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ----------- -------------------
MSF Morgan Stanley EAFE         2011 38,516,192      1.11 - 14.53 428,461,169          2.30 0.50 - 2.30 (14.63) - (13.06)
  Index Investment Division     2010 36,009,259      1.29 - 16.76 462,135,393          2.56 0.50 - 2.30      5.46 - 7.50
                                2009 33,890,643      1.21 - 15.64 407,182,564          4.12 0.50 - 2.30    25.36 - 27.84
                                2008 32,911,652      0.96 - 12.27 309,589,902          2.79 0.50 - 2.30 (42.86) - (42.61)
                                2007 30,988,278      1.68 - 21.38 501,966,471          1.87 0.50 - 2.30      9.09 - 9.75
MSF Neuberger Berman            2011 16,685,101      1.75 - 18.85 263,644,663          0.67 0.50 - 2.30      3.11 - 4.98
  Genesis Investment Division   2010 18,897,311      1.68 - 17.96 284,284,918          0.43 0.50 - 2.30    10.18 - 20.74
                                2009 21,389,031      1.40 - 14.87 265,456,589          1.00 0.50 - 2.30    10.27 - 12.28
                                2008 23,715,736      1.26 - 13.25 259,092,609          0.42 0.50 - 2.30 (39.13) - (38.86)
                                2007 29,000,340      2.07 - 21.67 511,252,758          0.22 0.50 - 2.30   (4.61) - (4.16)
MSF Neuberger Berman Mid        2011 19,760,014      2.32 - 25.91 447,971,922          0.65 0.50 - 2.30   (8.79) - (7.14)
  Cap Value Investment Division 2010 20,637,451      2.52 - 27.90 505,689,035          0.73 0.50 - 2.30    23.19 - 25.42
                                2009 20,178,988      2.02 - 22.24 394,081,513          1.41 0.50 - 2.30    44.39 - 47.01
                                2008 21,460,291      1.39 - 15.13 282,701,972          0.70 0.50 - 2.30 (48.13) - (47.74)
                                2007 23,818,947      2.68 - 28.95 598,065,308          0.44 0.50 - 2.30      1.90 - 2.66
MSF Oppenheimer Global          2011 11,458,967     13.63 - 18.76 201,576,453          1.88 0.65 - 2.30  (10.48) - (8.82)
  Equity Investment Division    2010 11,471,149     15.07 - 20.63 223,279,060          1.45 0.65 - 2.30    13.29 - 15.48
                                2009 11,212,707     13.16 - 17.92 190,851,984          2.42 0.65 - 2.30    36.62 - 39.41
                                2008 11,151,246      9.53 - 12.89 137,369,852          2.09 0.65 - 2.30 (41.32) - (40.93)
                                2007 12,354,209     16.24 - 21.82 258,911,083          1.06 0.95 - 2.30      4.98 - 5.46
MSF Russell 2000 Index          2011 14,971,453      1.71 - 19.16 253,478,593          0.96 0.50 - 2.30   (6.46) - (4.71)
  Investment Division           2010 15,715,274      1.81 - 20.12 280,017,667          1.00 0.50 - 2.30    23.70 - 26.10
                                2009 16,192,484      1.45 - 15.97 230,205,898          1.91 0.50 - 2.30    22.81 - 25.20
                                2008 16,294,895      1.17 - 12.78 184,129,597          1.15 0.50 - 2.30 (34.64) - (33.99)
                                2007 17,619,764      1.79 - 19.36 299,893,291          0.85 0.50 - 2.30   (3.24) - (2.17)
MSF T. Rowe Price Large Cap     2011 12,337,838     12.20 - 15.46 174,880,384          0.04 0.50 - 2.30   (3.57) - (1.75)
  Growth Investment Division    2010 13,494,657     12.65 - 15.75 195,957,544          0.17 0.50 - 2.30    14.08 - 16.30
                                2009 14,615,966     11.09 - 13.56 183,761,502          0.48 0.50 - 2.30    39.79 - 42.51
                                2008 14,856,276       7.93 - 9.53 132,037,051          0.47 0.50 - 2.30 (43.19) - (42.28)
                                2007 16,203,949     13.96 - 16.51 251,351,437          0.35 0.50 - 2.30     7.80 - 10.81
MSF T. Rowe Price Small Cap     2011 14,031,031     15.25 - 20.73 265,121,409            -- 0.50 - 2.30    (0.86) - 1.11
  Growth Investment Division    2010 14,000,629     15.22 - 20.54 264,120,256            -- 0.50 - 2.30    31.60 - 34.02
                                2009 12,978,831     11.44 - 15.33 184,207,700          0.27 0.50 - 2.30    35.49 - 38.07
                                2008 13,211,532      8.98 - 11.11 136,853,170            -- 0.50 - 2.30 (37.77) - (36.66)
                                2007 14,116,618     14.43 - 17.54 232,434,680            -- 0.50 - 2.30      7.05 - 9.01
MSF Van Eck Global Natural      2011  2,291,756     15.14 - 15.58  35,583,743          1.07 1.15 - 2.05 (18.36) - (17.63)
  Resources Investment Division 2010  1,309,383     18.55 - 18.92  24,700,698          0.23 1.15 - 2.05    26.41 - 27.55
  (Commenced 5/4/2009)          2009    379,256     14.68 - 14.83   5,613,926            -- 1.15 - 2.05    35.13 - 35.96
MSF Western Asset Management    2011 11,333,345      2.80 - 31.05 248,899,097          5.01 0.50 - 2.30      3.43 - 5.45
  Strategic Bond Opportunities  2010 13,288,962      2.67 - 29.49 275,410,258          5.95 0.50 - 2.30     9.90 - 12.00
  Investment Division           2009 13,614,452      2.40 - 26.35 251,254,370          6.51 0.50 - 2.30    28.90 - 31.36
                                2008 15,406,849      1.84 - 20.08 206,957,543          4.04 0.50 - 2.30 (15.98) - (15.67)
                                2007 19,927,428      2.19 - 23.81 311,823,601          2.60 0.50 - 2.30      2.34 - 3.21

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                         AS OF DECEMBER 31           FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- -------------------------------------------
                                                                                          EXPENSE(2)       TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO         RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO      LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)    HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -----------------
MSF Western Asset Management 2011 14,053,184      1.90 - 21.05 235,422,481          1.33 0.50 - 2.30    2.88 - 4.83
  U.S. Government            2010 15,023,442      1.82 - 20.10 239,870,128          2.49 0.50 - 2.30    3.09 - 5.12
  Investment Division        2009 14,375,216      1.75 - 19.15 216,669,959          4.26 0.50 - 2.30    1.71 - 3.56
                             2008 13,590,779      1.69 - 18.49 192,871,484          4.26 0.50 - 2.30 (1.74) - (1.02)
                             2007 15,975,615      1.72 - 18.68 223,878,416          2.78 0.50 - 2.30    2.99 - 3.55
MSF Zenith Equity            2011  3,127,103             21.27  66,504,213          1.06        1.35          (4.68)
  Investment Division        2010  3,651,183             22.31  81,465,443          1.61        1.35          12.61
                             2009  4,320,085             19.81  85,598,366          5.89        1.35          28.65
                             2008  5,123,370             15.40  78,903,521          2.74        1.35         (39.35)
                             2007  6,395,674             25.39 162,411,701          0.78        1.35           3.80

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Divisions from the underlying portfolio or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio or fund of the Trusts which may have unique investment income ratios.
(2) These amounts represent the annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio or fund have been excluded.
(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values, based on minimum and maximum returns within each product grouping of the applicable Investment Divisions.

This page is intentionally left blank.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

                                      PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


  (a) The financial statements and financial highlights comprising each of the individual Investment Divisions of the Separate Account and the report of Independent Registered Public Accounting Firm thereto are contained in the Separate Account's Annual Report and are included in the Statement of Additional Information. The financial statements of the Separate Account include:



      (1) Statements of Assets and Liabilities as of December 31, 2011

      (2) Statements of Operations for the year ended December 31, 2011

      (3) Statements of Changes in Net Assets for the years ended December 31, 2011 and 2010

      (4) Notes to the Financial Statements.


  (b) The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and Independent Auditors' Report, are included in the Statement of Additional Information. The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries include:

      (1) Consolidated Balance Sheets as of December 31, 2011 and 2010

      (2) Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009

      (3) Consolidated Statements of Equity for the years ended December 31, 2011, 2010 and 2009

      (4) Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009

      (5) Notes to the Consolidated Financial Statements

  (b) EXHIBITS




 (1)           --  Resolution of the Board of Directors of Metropolitan Life establishing
                   Separate Account E.(1)
 (2)           --  Not applicable.
 (3) (a)       --  Not applicable.
     (b)       --  Form of Metropolitan Life Insurance Company Sales Agreement.(2)
     (b)(i)    --  Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)
                   (LTC)(6)
     (b)(i)(i) --  Form of Enterprise Selling Agreement 02-10 (MetLife Investors Distribution
                   Company Sales Agreement).(12)
     (c)       --  Participation Agreement--American Funds Insurance Series(3)
     (c)(i)    --  Participation Agreement--American Funds Insurance Series -- Summary(13)
     (d)       --  Participation Agreement--Met Investors Series Trust(4)
 (3) (d)(i)    --  First Amendment to the Participation Agreement. (14)
 (3) (d)(ii)   --  Second Amendment to the Participation Agreement. (14)
 (3) (d)(iii)  --  Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust,
                   MetLife Advisers, LLC, MetLife Investors Distribution Company
                   and Metropolitan Life Insurance Company,
                   MetLife Insurance Company of Connecticut, MetLife Investors
                   USA Insurance Company, MetLife Investors
                   Insurance Company, First MetLife Investors Insurance Company,
                   New England Life Insurance Company and General
                   American Life Insurance Company effective April 30, 2010.
                   (15)
     (e)       --  Participation Agreement--Metropolitan Series Fund.(9)
 (3) (e)(i)    --  Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund,
                   MetLife Advisers, LLC, MetLife Investors Distribution Company
                   and Metropolitan Life Insurance Company,
                   Metropolitan Tower Life Insurance Company, MetLife Insurance
                   Company of Connecticut, MetLife Investors USA
                   Insurance Company, MetLife Investors Insurance Company, First
                   MetLife Investors Insurance Company, New England
                   Life Insurance Company and General American Life Insurance
                   Company effective April 30, 2010. (15)
 (4) (a)       --  Form of Single Premium Variable Immediate Income Annuity
                   Certificate (Group Version)(G. 4333-28).(2)
     (a)(i)    --  Immediate Fixed Income and Immediate Variable Income Certificate Rockefeller Form G.4399.(7)
     (a)(ii)   --  Contract for Participating Employees of Greenrock Form G.2411(B1)(ii)
     (b)       --  Single Premium Variable Immediate Income Annuity Non-Qualified Tax
                   Endorsement.(2)
     (c)       --  Single Premium Variable Immediate Income Annuity SIMPLE/IRA Tax
                   Endorsement.(2)
     (d)       --  Single Premium Variable Immediate Income Annuity Traditional IRA/SEP Tax
                   Endorsement.(2)
     (e)       --  Single Premium Variable Immediate Income Annuity 403(b) Tax Disclosure
                   Statement.(2)
     (f)       --  Single Premium Variable Immediate Income Annuity 457(b) Tax Disclosure
                   Statement.(2)
     (g)       --  Single Premium Variable Immediate Income Annuity 401(a)/401(k)/ Keogh Tax
                   Disclosure Statement.(2)
     (h)       --  Single Premium Variable Immediate Income Annuity 403(a) Tax Disclosure
                   Statement.(2)
     (i)       --  Non-Qualified Group Annuity Tax Endorsement Form RS TXEN-NQ (9/07).(7)
 (5) (a)       --  Application Form for MetLife Retirement Income Optimizer.(2)
 (5) (b)       --  MetLife Personal Income Plus Application (Form G. 20391)(10)
 (6) (a)       --  Amended and Restated By-Laws of Metropolitan Life Insurance Company.(5)
 (6) (b)       --  Amended and Restated Charter of Metropolitan Life Insurance Company.(4)
 (7)           --  Not applicable.
 (8)           --  Not applicable.
 (9)           --  Opinion and consent of counsel as to the legality of the securities being registered.(8)



(10)           --  Consent of Independent Registered Public Accounting Firm(11)
(11)           --  Not applicable.
(12)           --  Not applicable.
(13)           --  Powers of Attorney.(11)



--------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 002-90380 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Post-Effective Amendment No. 30 to Registration Statement No. 002-90380 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. As incorporated herein by reference.

3. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

4. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.

6. Filed with Post Effective Amendment No. 13 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.

7. Filed with Post-Effective Amendment No. 6 to this Registration Statement No. 333-122897 on Form N-4 on April 23, 2009.

8. Filed with Post-Effective Amendment No. 1 to this Registration Statement No. 333-122897 on Form N-4 on April 26, 2006.

9. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.

10. Filed with Post-Effective Amendment No. 2 to this Registration Statement No. 333-122897 on Form N-4 on April 18, 2007.


11. Filed herewith. Powers of Attorney for Eric T. Steigerwalt, Lulu C. Wang, Catherine R. Kinney, Alfred F. Kelly, Jr., Peter M. Carlson, Sylvia Matthews Burwell, Cheryl M. Grise, R. Glenn Hubbard, Steven A. Kandarian, John M. Keane, James M. Kilts, Hugh B. Price, Kenton J. Sicchitano and Eduardo Castro-Wright.


12. Filed with Post-Effective Amendment No. 14 to Registration statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.


13. Filed with Post Effective Amendment No. 15 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on form N-4 on April 12, 2011. As incorporated herein by reference.



14. Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.



15. Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.




                                                             POSITION AND OFFICES WITH
NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS                      DEPOSITOR
-----------------------------------------------            -----------------------------
Steven A. Kandarian....................................    Director, Chairman, President and
Metlife, Inc and Metropolitan Life                         Chief Executive Officer
Insurance Company
1095 Avenue of the Americas
New York, NY 10036
United States

Sylvia Mathews Burwell.................................    Director
President, Wal-Mart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR 72716

Eduardo Castro-Wright..................................    Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AR 72716

Cheryl W. Grise........................................    Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard.......................................    Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane..........................................    Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr. ..................................    Director
President
American Express Company
200 Vesey Street
New York, NY 10285

James M. Kilts.........................................    Director
Partner
Centerview Partners
Management, LLC
16 School Street
Rye, NY 10580



                                                               POSITION AND OFFICES WITH
NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS                        DEPOSITOR
-----------------------------------------------              -----------------------------
Catherine R. Kinney.....................................     Director
Retired President and Co-Chief Operating Officer
NYSE
1158 5th Avenue
New York, NY 10029

Hugh B. Price...........................................     Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036

David Satcher...........................................     Director
Director of  Satcher  Health  Leadership
Institute  and Center of  Excellence  on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano....................................     Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

Lulu C. Wang............................................     Director
Chief Executive Officer
Tupelo Capital Management LLC
767 Third Avenue
New York, NY 10017


     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166





               NAME                                  POSITION WITH METLIFE
               ----                                  ---------------------
Steven A. Kandarain...............   Director, Chairman, President and Chief
                                     Executive Officer
Michel A. Khalaf..................   President, Europe/Middle East/Africa Division
Eric T. Steigerwalt...............   Executive Vice President and Chief
                                     Financial Officer
William J. Wheeler................   President, The Americas
Peter M. Carlson..................   Executive Vice President and Chief Accounting Officer
Steven J. Goulart.................   Executive Vice President and Chief Investment Officer
Nicholas D. Latrenta...............  Executive Vice President and General
                                     Counsel
Frans Hijkoop.....................   Executive Vice President and Chief Human
                                     Resources Officer
Beth M. Hirschhorn.................  Executive Vice President of Global Brand,
                                     Marketing and Communications
Maria R. Morris...................   Executive Vice President, Global Employee Benefits
Martin J. Lippert.................   Executive Vice President, Global Technology
                                     and Operations



* Effective May 1, 2011, Mr. Kandarian will become President and Chief Executive Officer.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:


ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of January 31, 2012, there were 756,865 owners of qualified contracts and 186,536 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Insurance Company Separate Account E).

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

ITEM 28.  INDEMNIFICATION

     UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

     MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

          Met Investors Series Trust
          Metropolitan Series Fund, Inc.
          Metropolitan Life Separate Account E
          MetLife Investors USA Separate Account A
          MetLife Investors Variable Annuity Account One MetLife Investors Variable Annuity Account Five MetLife Investors Variable Life Account One
          MetLife Investors Variable Life Account Five
          First MetLife Investors Variable Annuity Account One General American Separate Account Eleven
          General American Separate Account Twenty- Eight General American Separate Account Twenty- Nine General American Separate Account Two
          Security Equity Separate Account 26
          Security Equity Separate Account 27

          MetLife of CT Separate Account Eleven for Variable Annuities MetLife of CT Separate Account QPN for Variable Annuities MetLife of CT Separate Account TM for Variable Annuities MetLife of CT Separate Account TM II for Variable Annuities MetLife of CT Fund UL for Variable Life Insurance
          MetLife of CT Fund UL II for Variable Life Insurance
          MetLife of CT Fund UL III for Variable Life Insurance Metropolitan Life Variable Annuity Separate Account I Metropolitan Life Variable Annuity Separate Account II Paragon Separate Account A
          Paragon Separate Account B
          Paragon Separate Account C and
          Paragon Separate Account D.

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.



        NAME AND PRINCIPAL           POSITIONS AND OFFICES
         BUSINESS ADDRESS               WITH UNDERWRITER
        ------------------           ---------------------
Michael K. Farrell ...............   Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham .................   Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta ...............   Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester ................   President, National Sales Manager - Annuities &
10 Park Avenue                       LTC
Morristown, NJ 07962

Elizabeth M. Forget ..............   Executive Vice President
1095 Avenues of the Americas
New York, NY 10036

Paul A. LaPiana ..................   Executive Vice President, National Sales
5 Park Plaza                         Manager-Life
Suite 1900
Irvine, CA 92614

Andrew G. Aiello .................   Senior Vice President, Channel Head - National
5 Park Plaza                         Accounts
Suite 1900
Irvine, CA 92614

Jeffrey A. Barker ................   Senior Vice President, Channel Head - Independent
18210 Crane Nest                     Accounts
Tampa, FL 33647

Isaac Torres .....................   Secretary
1095 Avenue of the Americas
New York, NY 10036

Curtis Wohlers ...................   Senior Vice President, National Sales Manager,
1300 Hall Boulevard                  Independent Planners and Insurance Advisors
Bloomfield, CT 06002

Jay S. Kaduson ...................   Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Marlene B. Debel .................   Treasurer
1095 Avenue of the Americas
New York, NY 10036

John G. Martinez .................   Vice President, Chief Financial Officer
18210 Crane Nest Dr
Tampa, FL 33647

Debora L. Buffington .............   Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo ....................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Rashid Ismail ....................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos ......................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy A. Sturdivant ..............   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros .................   Vice President
200Park Avenue
40th Floor
New York, NY 10166


         NAME AND PRINCIPAL                   POSITIONS AND OFFICES
          BUSINESS ADDRESS                       WITH UNDERWRITER
         ------------------                   ---------------------
Paulina Vakouros .....................        Vice President
5 Park Plaza
Suit 1900
Irvine, CA 92614

James Allen ..........................        Assistant Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Timothy McLinden .....................        Assistant Vice President
1095 Avenue of the Americas
New York, NY 10036

Joseph A. Zdeb .......................        Assistant Vice President
1095 Avenue of the Americas
New York, NY 10036

James W. Koeger ......................        Assistant Treasurer
13045 Tesson Ferry Road
St. Louis, MO 63128

Jonnie L. Crawford ...................        Assistant Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614

     (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:




                                               (2)
                  (1)                   Net Underwriting         (3)             (4)            (5)
            Name of Principal             Discounts and    Compensation On    Brokerage        Other
               Underwriter                 Commissions        Redemption     Commissions   Compensation
            -----------------           ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company   $222,177,300              $0
$0            $0





ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

     Metropolitan Life Insurance Company
     200 Park Avenue
     New York, N.Y. 10166

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 17TH DAY OF APRIL, 2012.

                                          METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                      (Registrant)

                                           METROPOLITAN LIFE INSURANCE COMPANY
                                                       (Depositor)

                                        by:       /s/ PAUL G. CELLUPICA
                                            ------------------------------------
                                                     (Paul G. Cellupica)
                                                 Chief Counsel, The Americas

                                           METROPOLITAN LIFE INSURANCE COMPANY
                                                       (Depositor)

                                        by:       /s/ PAUL G. CELLUPICA
                                            ------------------------------------
                                                     (Paul G. Cellupica)
                                                 Chief Counsel, The Americas

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

            SIGNATURE                                TITLE                          DATE
            ---------                                -----                          ----
                                  Director, Chairman, President and Chief
                                  Executive Officer
--------------------------------
       Steven A. Kandarian

                *                 Executive Vice President and Chief
                                  Accounting Officer
--------------------------------
       Peter M. Carlson

                *                 Executive Vice President and Chief
                                  Financial Officer
--------------------------------
       Eric T. Steigerwalt

                                  Director

--------------------------------
     Sylvia Mathews Burwell

                *                 Director

--------------------------------
      Eduardo Castro-Wright


                *                 Director

--------------------------------
         Cheryl W. Grise

                *                 Director

--------------------------------
        R. Glenn Hubbard

                *                 Director

--------------------------------
          John M. Keane

                *                 Director

--------------------------------
       Alfred F. Kelly, Jr.

                *                 Director

--------------------------------
         James M. Kilts

                *                 Director

--------------------------------
        Catherine R. Kinney

                *                 Director

--------------------------------
          Hugh B. Price

                                  Director

--------------------------------
          David Satcher


                *                 Director

--------------------------------
      Kenton J. Sicchitano

                *                 Director

--------------------------------
          Lulu C. Wang

*By:  /s/ MYRA L. SAUL, ESQ.                                                   April 17, 2012

  --------------------------------
Myra L. Saul, Esq. Attorney-in-Fact

                                        2